UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2020

Portfolio Review	1

Portfolio of Investments	23

Financial Statements	40

Notes to Financial Statements	53

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2020 was positive for most domestic equity markets, although those positive returns were hard-fought. The robust positive returns in some ways masked the full extent of the challenges that investors faced over the course of this time period. After starting the period strongly, the Russell 2000® Growth Index declined in historic fashion during the first quarter of 2020 but then saw an equally sharp rebound in the second quarter. Further gains in the third quarter of 2020 added to the period’s total return.

Growth, as measured by the Russell 2000® Growth Index, significantly outperformed value, as measured by the Russell 2000® Value Index, over this time period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned 17.98% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 15.71%.

Explanation of Fund Performance

Among contributors to overall return, stock selection in the healthcare, financials, and information technology sectors, along with an underweight position in the real estate sector, drove the Fund’s outperformance. By contrast, stock selection in the consumer discretionary sector hurt relative performance.

Among individual stocks, the Fund’s top contributors to performance were medical equipment manufacturer Quidel Corp., contact center software provider Five9 Inc. and pet food maker Freshpet Inc. Quidel performed very well during the period, as its diagnostic tests were among those used for Covid-19 testing, boosting sales. Secular growth trends toward migrating contact-center solutions to the cloud and virtualizing workforces remained in place and supported Five9’s growth. Freshpet issued robust guidance in the belief that it has ample room to grow and to continue to penetrate the dog food market. Sales rose significantly as people began to shelter in place and bought supplies in bulk, and pet adoptions were also up during the pandemic, raising investor sentiment around the stock.

1  |

Conversely, specialty food distributor The Chefs’ Warehouse Inc., industrial manufacturer Hexcel Corp. and online education provider Laureate Education Inc. were the largest detractors from the Fund’s performance. Chefs’ Warehouse saw its end markets significantly impacted by the Covid-19 crisis, especially among caterers and restaurants. Hexcel encountered disruptions in the Boeing supply chain that weighed on the stock, and the effect of the Covid-19 crisis on the airline industry only exacerbated that impact. Laureate Education reported lackluster results during the period, and guidance was below expectations. Investor concerns about slowing growth in the US market and the ability to continue making divestitures in the current industry environment appeared to weigh on the stock. The Fund sold its positions in all three of these stocks.

Outlook

Despite the pause in September, the markets have been able to deliver spectacular returns, particularly when measured from the market bottom in March of this year. Despite strong returns, however, small-cap stocks underperformed their large-cap peers. The underperformance of small-caps during the third quarter put the rolling three-year differential between large-cap and small-cap performance at its widest level since 1999. The last time large-caps outperformed small-caps by such a wide margin, small-caps subsequently enjoyed a prolonged period of outperformance.

Volatility is likely to increase as we approach the election, and regardless of the outcome, it may continue to be an uncertain time for the markets. However, increasing visibility surrounding a potential vaccine for Covid-19 may provide some stability.

While there is so much that is not known about the pandemic and the continued economic impact, we remain focused on the underlying fundamentals of our companies. These stock-specific fundamentals should have a more significant effect on investment returns as uncertainty surrounding the virus and its economic ramifications fade. We certainly take into account how the world may change as a result of what we are going through and the impact those changes may have on individual companies, but we continue to seek out long-term secular winners that can grow into larger entities and create value for stakeholders.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

See notes to chart on page 4.

Top Ten Holdings as of September 30, 2020

Security name		% of assets
1	Freshpet, Inc.	2.07%
2	Five9, Inc.	1.92
3	LHC Group, Inc.	1.87
4	SiteOne Landscape Supply, Inc.	1.85
5	Generac Holdings, Inc.	1.74
6	Kinsale Capital Group, Inc.	1.68
7	Palomar Holdings, Inc.	1.63
8	Inovalon Holdings, Inc., Class A	1.57
9	Globant S.A.	1.54
10	Goosehead Insurance, Inc., Series A	1.52

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20202

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	17.98%	13.62%	14.02%	—%	0.95%	0.95%

Retail Class (Inception 12/31/96)	17.67	13.33	13.72	—	1.20	1.20

Class N (Inception 2/1/13)	18.09	13.76	—	13.27	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	15.71	11.42	12.34	11.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2020 included several distinct market phases. The first brought a cyclical-led rally that took domestic equity markets to new all-time highs by early 2020, based on improving leading economic indicators, renewed optimism over a trade deal with China and a supportive US Federal Reserve (the “Fed”) that provided an additional interest rate cut in the fourth quarter of 2019. In late February and March, the equity markets entered a swift and steep correction period as the Covid-19 emerged, causing resulting economic activity and corporate earnings projections to fall sharply. However, with a supportive Fed and many governmental stimulus programs, the market rebounded from its lows in record time as investors began to look beyond the impact of the virus with few attractive investment alternatives to stocks.

Small-cap stocks participated in the equity market recovery, matching the very healthy rebound of larger-cap stocks. The net result for the Russell 2000® Index was a slightly positive total return for the period. However, small-cap value stocks dramatically underperformed small-cap growth stocks by a margin of over 30 percentage points, with the Russell 2000® Growth Index returning +15.7% compared to the Russell 2000® Value Index return of -14.9%.

One of the driving forces behind growth stocks’ domination of market return was an investor preference for higher-visibility sales and earnings that certain sectors and industries provided during a period of increased global economic uncertainty. Record-low interest rates also had an impact on separating leading and lagging economic sectors over the course of the year. With optimism over Covid-19 vaccine development and future production volumes, the healthcare sector was the top performer. Lagging sectors included energy due to falling oil prices and demand, financials on concerns over lending credit problems and defensive sectors such as real estate and utilities.

Performance Review

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned -15.31% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned -14.88%.

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Explanation of Performance

Global event services provider Viad Corp., hotel meeting and conference company Ryman Hospitality Properties, Inc. and oilfield services company ChampionX Corp. detracted the most from relative performance. Viad’s operations include corporate gatherings, conventions, conferences, trade shows and exhibitions as well as a travel and tourism business that serves destinations in the US, Canada and Iceland. Both business lines were significantly impacted by Covid-19 and the near elimination of large group gatherings and tourism-related travel. Similarly, Ryman Hospitality is a REIT that specializes in group-oriented hotels used for large-scale meetings and conferences. The outbreak of Covid-19 created an immediate and severe disruption to the business that extended throughout the period. ChampionX, formerly known as Apergy Corp., struggled as energy stocks significantly underperformed the market. Investors also had concerns that the announced merger with the oilfield service division of Ecolabs might not close, and even once it did in June, the subsequent rally in the stock failed to offset declines from earlier in the period. The Fund sold its positions in Viad and Ryman Hospitality.

Looking at drivers of the Fund’s performance, very positive sector allocation was offset by lagging stock selection. The Fund started the fiscal year positioned fairly conservatively, residing in the upper portion of the market capitalization range and emphasizing companies with highly durable business models. This served the Fund well throughout the market correction and shortly thereafter, but caused it to lag the benchmark during the cyclical rally of lower quality stocks over the last few months of the fiscal period.

From a sector standpoint, the Fund’s fairly significant underweight positions in energy and financials contributed to performance, as these were the two worst performing sectors of the small-cap value market. An overweight to the industrials and information technology was also a positive to relative performance. Stock selection was favorable in the financials, communication services and healthcare sectors. By contrast, the Fund was negatively affected by its overweight position in the communication services sector and by stock selection particularly within the information technology, consumer discretionary and materials sectors.

Among individual stocks, medical diagnostic test manufacturer Quidel Corp., drug compound contract manufacturer Catalent Inc. and biopharmaceutical vaccine specialist Emergent BioSolutions Inc. had the largest positive contributions to performance for the period. During the last six months of the period, Quidel received emergency use authorization from the FDA to provide Covid-19 tests both to clinical labs and for point of care testing. The company ramped up manufacturing to produce nearly 7 million Covid-19 tests quarterly for healthcare workers, schools, and businesses as the economy reopened. Catalent’s expanding presence in biologics improved top line growth, expanding operating margins, and generating stronger free cash flow, which attracted new investors to the stock. During 2020, Catalent made numerous announcements regarding partnerships to manufacture potential Covid-19 vaccines on behalf of several well-known pharmaceutical

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LOOMIS SAYLES SMALL CAP VALUE FUND

developers. Emergent BioSolutions is a specialty biopharmaceutical company providing vaccines and medical countermeasures for biological and chemical threats as well as infectious disease. Given the company’s area of expertise, as well as an established contract manufacturing operation, it recently announced several large contracts providing development and manufacturing services to a number of Covid-19 vaccine organizations. In addition, the company leveraged its own proprietary platform technology to develop Covid-19 therapeutic products.

Outlook

We remain committed to identifying inefficiencies in the small-cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of the corporate enterprise.

While many forms of inefficiency may exist, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths in the form of our time horizon, resource deployment or a willingness to solve complex situations. We require fundamentally sound business models, capable management teams and financial stability.

Key to our process are distinct, company-specific catalysts on the horizon to sustain, enhance, or highlight the fundamental outlook. These principles are applied consistently over time, regardless of the current market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20203

See notes to chart on page 9.

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Top Ten Holdings as of September 30, 2020

Security name		% of assets
1	Nomad Foods Ltd.	1.75%
2	GCI Liberty, Inc., Class A	1.66
3	NextEra Energy Partners LP	1.49
4	Arcosa, Inc.	1.33
5	Churchill Downs, Inc.	1.29
6	Darling Ingredients, Inc.	1.28
7	IAA, Inc.	1.27
8	Rexford Industrial Realty, Inc.	1.25
9	Vertiv Holdings Co.	1.23
10	Alamo Group, Inc.	1.17

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20203

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	-15.31%	3.80%	7.98%	—%	0.95%	0.92%

Retail Class (Inception 12/31/96)	-15.56	3.54	7.70	—	1.20	1.17

Admin Class (Inception 1/2/98)	-15.74	3.29	7.43	—	1.45	1.42

Class N (Inception 2/1/13)	-15.28	3.87	—	5.60	0.85	0.85

Comparative Performance
Russell 2000® Value Index[1]	-14.88	4.11	7.09	4.86
Russell 2000® Index[2]	0.39	8.00	9.85	8.25

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®	Class N	LSMNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2020 was positive for most domestic equity markets, although those positive returns were hard-fought. The robust positive returns in some ways masked the full extent of the challenges that investors faced over the course of this time period. After starting the period strongly, the Russell 2500™ Growth Index declined in historic fashion during the first quarter of 2020 but then saw an equally sharp rebound in the second quarter. Further gains in the third quarter of 2020 added to the period’s total return.

Growth, as measured by the Russell 2500™ Growth Index, significantly outperformed value, as measured by the Russell 2500™ Value Index, over this time period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned 20.38% at net asset value. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 23.37% during the one-year period.

Explanation of Fund Performance

The bulk of the Fund’s underperformance was concentrated in the second quarter of 2020. Stock selection in the information technology and consumer discretionary sectors drove the Fund’s underperformance. An underweight position in the real estate sector, along with stock selection in the consumer staples and financials sectors, contributed positively to relative returns.

Industrial manufacturer Hexcel Corp., online education provider Laureate Education Inc. and payment processing company WEX Inc. were the largest detractors from the Fund’s performance. Hexcel encountered disruptions in the Boeing supply chain that weighed on the stock, and the effect of the Covid-19 crisis on the airline industry only exacerbated that impact. Laureate Education reported lackluster results during the period, and guidance was below expectations. Investor concerns about slowing growth in the US market and the ability to continue making divestitures in the current industry environment appeared to weigh on the stock. Finally, the Covid-19 pandemic had a significant negative impact on WEX’s closed loop fuel card business for fleets of commercial vehicles, given the economic shutdown. The Fund sold its positions in all three of these stocks.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Among individual stocks, the Fund’s top contributors to performance were biotech company Immunomedics Inc., pet food maker Freshpet Inc. and electrical generator specialist Generac Holdings Inc. Immunomedics reported positive phase 3 drug testing data during the year, with the company stopping the trial early and the treatment receiving accelerated approval. Subsequently, industry peer Gilead Sciences announced it would acquire the company, and investors reacted positively. Freshpet issued robust guidance in the belief that it has ample room to grow and to continue to penetrate the dog food market. Sales rose significantly as people began to shelter in place and bought supplies in bulk, and pet adoptions were also up during the pandemic, raising investor sentiment around the stock. Generac benefited from continued national adoption of its home standby generators and continued to see new market development.

Outlook

Despite the pause in September, the markets have been able to deliver spectacular returns, particularly when measured from the market bottom in March of this year. Despite strong returns, however, small-cap stocks underperformed their large-cap peers. The underperformance of small-caps during the third quarter put the rolling three-year differential between large-cap and small-cap performance at its widest level since 1999. The last time large-caps outperformed small-caps by such a wide margin, small-caps subsequently enjoyed a prolonged period of outperformance.

Volatility is likely to increase as we approach the election, and regardless of the outcome, it may continue to be an uncertain time for the markets. However, increasing visibility surrounding a potential vaccine for Covid-19 may provide some stability.

While there is so much that is not known about the pandemic and the continued economic impact, we remain focused on the underlying fundamentals of our companies. These stock-specific fundamentals should have a more significant effect on investment returns as uncertainty surrounding the virus and its economic ramifications fades. We certainly take into account how the world may change as a result of what we are going through and the impact those changes may have on individual companies, but we continue to seek out long-term secular winners that can grow into larger entities and create value for stakeholders.

11 |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2020

See notes to chart on page 13.

Top Ten Holdings as of September 30, 2020

Security name		% of assets
1	Freshpet, Inc.	2.35%
2	EPAM Systems, Inc.	2.15
3	SiteOne Landscape Supply, Inc.	2.08
4	Insulet Corp.	2.07
5	Black Knight, Inc.	1.84
6	Catalent, Inc.	1.81
7	LHC Group, Inc.	1.71
8	Ares Management Corp., Class A	1.70
9	Generac Holdings, Inc.	1.67
10	Monolithic Power Systems, Inc.	1.66

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20202

					Expense Ratios[3]
	1 year	5 years	Life of Class I	Life of Class N	Gross	Net

Institutional Class (Inception 6/30/15)	20.38%	14.83%	11.92%	—%	1.30%	0.85%

Class N (Inception 10/1/19)	—	—	—	22.08	1.29	0.83

Comparative Performance
Russell 2500TM Growth Index[1]	23.37	14.19	10.92	25.41

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500™ Growth Index measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500TM Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflects those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,415.60	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

Retail Class
Actual	$1,000.00	$1,413.50	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96

Class N
Actual	$1,000.00	$1,415.70	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14

*  Expenses are equal to the Fund’s annualized expense ratio: 0.93%, 1.18% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,210.20	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$1,208.30	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$1,206.90	$7.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

Class N
Actual	$1,000.00	$1,210.10	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,414.40	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24

Class N
Actual	$1,000.00	$1,412.70	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) 0.84% and 0.83% for Institutional Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

| 16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or

17 |

other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2019, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the

| 18

independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	55%	29%	30%
Loomis Sayles Small Cap Value Fund	42%	80%	57%
Loomis Sayles Small/Mid Cap Growth Fund	62%	36%	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Loomis Sayles Small Cap Growth Fund’s performance, although lagging in certain periods, was competitive over the long term relative to its category; (3) that the Loomis Sayles Small Cap Growth Fund’s more recent performance had been stronger relative to its category; (4) that the Loomis Sayles Small/Mid Cap Growth Fund’s mid-term performance has been strong relative to its category; and (5) that the Loomis Sayles Small Cap Value Fund’s shorter-term performance has been strong relative to its category. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the

19 |

Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Loomis Sayles Small Cap Value Fund and Loomis Sayles Small/Mid Cap Growth Fund have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their respective expense cap agreements. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap. The Trustees noted that the Funds had total advisory fee rates that were below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

| 20

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2021.

21 |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). None of the Funds has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator have also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Programs are operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

| 22

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.4% of Net Assets

	Aerospace & Defense – 2.3%
1,155,064	Kratos Defense & Security Solutions, Inc.(a)	$22,269,634
372,156	Mercury Systems, Inc.(a)	28,827,204

		51,096,838

	Air Freight & Logistics – 1.0%
874,105	Air Transport Services Group, Inc.(a)	21,905,071

	Auto Components – 1.7%
83,566	Dorman Products, Inc.(a)	7,552,695
291,701	Fox Factory Holding Corp.(a)	21,682,135
488,815	Stoneridge, Inc.(a)	8,979,532

		38,214,362

	Beverages – 0.5%
780,861	Primo Water Corp.	11,088,226

	Biotechnology – 9.4%
199,179	Blueprint Medicines Corp.(a)	18,463,893
266,067	ChemoCentryx, Inc.(a)	14,580,472
589,709	Dicerna Pharmaceuticals, Inc.(a)	10,608,865
152,537	Emergent BioSolutions, Inc.(a)	15,761,648
805,957	Halozyme Therapeutics, Inc.(a)	21,180,550
405,099	Natera, Inc.(a)	29,264,352
323,557	PTC Therapeutics, Inc.(a)	15,126,290
599,929	Rocket Pharmaceuticals, Inc.(a)	13,714,377
324,427	SpringWorks Therapeutics, Inc.(a)	15,465,435
597,319	Veracyte, Inc.(a)	19,406,894
426,408	Xencor, Inc.(a)	16,540,366
439,455	Y-mAbs Therapeutics, Inc.(a)	16,870,678

		206,983,820

	Building Products – 5.6%
428,365	AAON, Inc.	25,808,991
491,098	Advanced Drainage Systems, Inc.	30,664,159
327,400	Patrick Industries, Inc.	18,832,048
418,580	Trex Co., Inc.(a)	29,970,328
301,378	UFP Industries, Inc.	17,030,871

		122,306,397

	Capital Markets – 3.4%
822,483	AssetMark Financial Holdings, Inc.(a)	17,880,780
465,405	Focus Financial Partners, Inc., Class A(a)	15,260,630
273,871	Hamilton Lane, Inc., Class A	17,689,328
411,731	PJT Partners, Inc., Class A	24,955,016

		75,785,754

See accompanying notes to financial statements.

23 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – 2.3%
516,104	Casella Waste Systems, Inc., Class A(a)	$28,824,408
348,672	McGrath RentCorp	20,777,365

		49,601,773

	Construction & Engineering – 0.9%
1,127,993	WillScot Mobile Mini Holdings Corp.(a)	18,814,923

	Diversified Consumer Services – 1.6%
307,575	Arco Platform Ltd., Class A(a)	12,561,363
566,986	frontdoor, Inc.(a)	22,061,425

		34,622,788

	Electrical Equipment – 1.7%
197,874	Generac Holdings, Inc.(a)	38,316,321

	Electronic Equipment, Instruments & Components – 2.6%
251,691	Itron, Inc.(a)	15,287,711
532,978	nLight, Inc.(a)	12,514,324
271,044	Novanta, Inc.(a)	28,551,775

		56,353,810

	Food Products – 2.8%
408,360	Freshpet, Inc.(a)	45,593,394
766,817	Simply Good Foods Co. (The)(a)	16,908,315

		62,501,709

	Health Care Equipment & Supplies – 5.5%
407,490	AtriCure, Inc.(a)	16,258,851
430,322	CryoPort, Inc.(a)	20,397,263
136,120	iRhythm Technologies, Inc.(a)	32,411,533
236,470	NuVasive, Inc.(a)	11,485,348
105,678	Penumbra, Inc.(a)	20,541,690
350,629	STAAR Surgical Co.(a)	19,831,576

		120,926,261

	Health Care Providers & Services – 4.8%
138,729	Amedisys, Inc.(a)	32,799,697
415,753	BioTelemetry, Inc.(a)	18,950,022
255,497	HealthEquity, Inc.(a)	13,124,881
193,634	LHC Group, Inc.(a)	41,158,843

		106,033,443

	Health Care Technology – 3.7%
1,304,123	Inovalon Holdings, Inc., Class A(a)	34,494,053
220,379	Inspire Medical Systems, Inc.(a)	28,439,910
546,780	Phreesia, Inc.(a)	17,568,042

		80,502,005

See accompanying notes to financial statements.

| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 2.2%
275,570	Texas Roadhouse, Inc.	$16,751,900
224,946	Wingstop, Inc.	30,738,871

		47,490,771

	Insurance – 4.8%
387,703	Goosehead Insurance, Inc., Series A	33,571,203
193,960	Kinsale Capital Group, Inc.	36,887,313
343,888	Palomar Holdings, Inc.(a)	35,846,885

		106,305,401

	Internet & Direct Marketing Retail – 0.6%
266,400	Shutterstock, Inc.	13,863,456

	IT Services – 4.0%
535,314	EVERTEC, Inc.	18,580,749
466,095	KBR, Inc.	10,421,884
186,676	ManTech International Corp., Class A	12,858,243
863,471	NIC, Inc.	17,010,379
443,586	WNS Holdings Ltd., ADR(a)	28,371,760

		87,243,015

	Leisure Products – 0.7%
309,510	Malibu Boats, Inc., Class A(a)	15,339,316

	Life Sciences Tools & Services – 3.7%
697,887	NeoGenomics, Inc.(a)	25,745,051
279,851	PRA Health Sciences, Inc.(a)	28,388,086
190,481	Repligen Corp.(a)	28,103,567

		82,236,704

	Machinery – 2.9%
434,127	Kornit Digital Ltd.(a)	28,161,818
146,873	Proto Labs, Inc.(a)	19,020,054
136,663	RBC Bearings, Inc.(a)	16,564,922

		63,746,794

	Media – 0.7%
333,885	TechTarget, Inc.(a)	14,677,585

	Pharmaceuticals – 3.4%
1,073,759	Aerie Pharmaceuticals, Inc.(a)	12,638,144
118,398	GW Pharmaceuticals PLC, Sponsored ADR(a)	11,526,045
170,802	MyoKardia, Inc.(a)	23,285,437
469,027	Pacira BioSciences, Inc.(a)	28,197,903

		75,647,529

See accompanying notes to financial statements.

25 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – 0.6%
343,344	Huron Consulting Group, Inc.(a)	$13,503,719

	Semiconductors & Semiconductor Equipment – 5.0%
270,609	Advanced Energy Industries, Inc.(a)	17,032,131
822,809	FormFactor, Inc.(a)	20,512,628
674,621	MACOM Technology Solutions Holdings, Inc.(a)	22,943,860
1,217,036	Rambus, Inc.(a)	16,661,223
207,007	Silicon Laboratories, Inc.(a)	20,255,635
360,522	Silicon Motion Technology Corp., ADR	13,620,521

		111,025,998

	Software – 12.6%
219,184	Blackline, Inc.(a)	19,645,462
376,911	Envestnet, Inc.(a)	29,082,453
326,057	Five9, Inc.(a)	42,283,072
189,176	Globant S.A.(a)	33,904,123
484,140	Mimecast Ltd.(a)	22,715,849
336,712	Q2 Holdings, Inc.(a)	30,728,337
446,739	Rapid7, Inc.(a)	27,358,296
356,174	RealPage, Inc.(a)	20,529,869
685,058	Tenable Holdings, Inc.(a)	25,860,939
226,364	Varonis Systems, Inc.(a)	26,126,933

		278,235,333

	Specialty Retail – 1.2%
705,389	National Vision Holdings, Inc.(a)	26,974,075

	Textiles, Apparel & Luxury Goods – 1.3%
245,712	Columbia Sportswear Co.	21,372,030
414,340	Steven Madden Ltd.	8,079,630

		29,451,660

	Trading Companies & Distributors – 1.9%
334,212	SiteOne Landscape Supply, Inc.(a)	40,757,153

	Total Common Stocks (Identified Cost $1,517,178,654)	2,101,552,010

See accompanying notes to financial statements.

| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.1%

$89,820,709	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $89,820,709 on 10/01/2020 collateralized by $91,624,300 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $91,617,154 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $89,820,709)	$89,820,709

	Total Investments – 99.5% (Identified Cost $1,606,999,363)	2,191,372,719

	Other assets less liabilities – 0.5%	10,523,805

	Net Assets – 100.0%	$2,201,896,524

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2020

Software	12.6%
Biotechnology	9.4
Building Products	5.6
Health Care Equipment & Supplies	5.5
Semiconductors & Semiconductor Equipment	5.0
Insurance	4.8
Health Care Providers & Services	4.8
IT Services	4.0
Life Sciences Tools & Services	3.7
Health Care Technology	3.7
Capital Markets	3.4
Pharmaceuticals	3.4
Machinery	2.9
Food Products	2.8
Electronic Equipment, Instruments & Components	2.6
Aerospace & Defense	2.3
Commercial Services & Supplies	2.3
Hotels, Restaurants & Leisure	2.2
Other Investments, less than 2% each	14.4
Short-Term Investments	4.1

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

27 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.9% of Net Assets

	Aerospace & Defense – 1.5%
123,384	Aerojet Rocketdyne Holdings, Inc.(a)	$4,921,788
36,809	BWX Technologies, Inc.	2,072,715

		6,994,503

	Auto Components – 2.8%
134,171	Cooper Tire & Rubber Co.	4,253,221
288,336	Dana, Inc.	3,552,299
20,928	Fox Factory Holding Corp.(a)	1,555,578
38,655	LCI Industries	4,108,640

		13,469,738

	Banks – 11.7%
158,448	Ameris Bancorp	3,609,445
178,809	Atlantic Union Bankshares Corp.	3,821,148
183,909	BancorpSouth Bank	3,564,156
143,342	Bryn Mawr Bank Corp.	3,564,916
129,117	Cathay General Bancorp	2,799,257
205,315	CVB Financial Corp.	3,414,388
264,872	Home BancShares, Inc.	4,015,460
214,326	OceanFirst Financial Corp.	2,934,123
89,424	Pinnacle Financial Partners, Inc.	3,182,600
132,588	Popular, Inc.	4,808,967
86,403	Prosperity Bancshares, Inc.	4,478,267
62,945	South State Corp.	3,030,802
146,038	TCF Financial Corp.	3,411,448
152,089	Triumph Bancorp, Inc.(a)	4,736,051
118,577	Wintrust Financial Corp.	4,749,009

		56,120,037

	Beverages – 1.1%
384,847	Primo Water Corp.	5,464,827

	Biotechnology – 1.9%
49,164	Emergent BioSolutions, Inc.(a)	5,080,116
41,704	United Therapeutics Corp.(a)	4,212,104

		9,292,220

	Building Products – 2.4%
41,253	American Woodmark Corp.(a)	3,240,011
52,093	Armstrong World Industries, Inc.	3,584,519
85,538	UFP Industries, Inc.	4,833,752

		11,658,282

	Capital Markets – 1.8%
322,542	Donnelley Financial Solutions, Inc.(a)	4,309,161
85,801	Stifel Financial Corp.	4,338,099

		8,647,260

See accompanying notes to financial statements.

| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 3.4%
46,766	Ashland Global Holdings, Inc.	$3,316,645
86,315	Cabot Corp.	3,109,929
48,315	Ingevity Corp.(a)	2,388,694
220,616	Valvoline, Inc.	4,200,529
75,242	WR Grace & Co.	3,031,500

		16,047,297

	Commercial Services & Supplies – 4.5%
55,355	Clean Harbors, Inc.(a)	3,101,541
270,322	Harsco Corp.(a)	3,760,179
116,763	IAA, Inc.(a)	6,079,849
137,373	KAR Auction Services, Inc.	1,978,171
220,407	Kimball International, Inc., Class B	2,323,090
68,491	McGrath RentCorp	4,081,379

		21,324,209

	Communications Equipment – 0.7%
300,248	Viavi Solutions, Inc.(a)	3,521,909

	Construction & Engineering – 2.4%
116,522	AECOM(a)	4,875,281
144,312	Arcosa, Inc.	6,362,716

		11,237,997

	Distributors – 0.8%
132,357	Core-Mark Holding Co., Inc.	3,829,088

	Diversified Consumer Services – 0.7%
83,035	frontdoor, Inc.(a)	3,230,892

	Diversified Financial Services – 0.9%
110,496	Cannae Holdings, Inc.(a)	4,117,081

	Diversified Telecommunication Services – 2.0%
96,973	GCI Liberty, Inc., Class A(a)	7,947,907
204,894	Liberty Latin America Ltd., Class C(a)	1,667,837

		9,615,744

	Electric Utilities – 2.1%
93,264	ALLETE, Inc.	4,825,479
169,437	NRG Energy, Inc.	5,208,494

		10,033,973

	Electrical Equipment – 1.2%
339,757	Vertiv Holdings Co.(a)	5,884,591

See accompanying notes to financial statements.

29 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – 4.2%
65,374	Belden, Inc.	$2,034,439
126,191	Kimball Electronics, Inc.(a)	1,458,768
23,662	Littelfuse, Inc.	4,196,219
174,037	Methode Electronics, Inc.	4,960,054
27,993	SYNNEX Corp.	3,920,700
309,574	TTM Technologies, Inc.(a)	3,532,239

		20,102,419

	Energy Equipment & Services – 1.4%
402,714	ChampionX Corp.(a)	3,217,685
102,555	DMC Global, Inc.	3,378,162

		6,595,847

	Entertainment – 1.2%
139,588	Liberty Media Corp.-Liberty Braves, Class C(a)	2,932,744
41,130	Madison Square Garden Entertainment Corp.(a)	2,816,994

		5,749,738

	Food Products – 4.4%
169,521	Darling Ingredients, Inc.(a)	6,107,842
22,737	J&J Snack Foods Corp.	2,964,677
328,895	Nomad Foods Ltd.(a)	8,380,245
43,337	Post Holdings, Inc.(a)	3,726,982

		21,179,746

	Health Care Equipment & Supplies – 1.8%
26,003	CONMED Corp.	2,045,656
54,105	Inmode Ltd.(a)	1,957,519
109,619	Lantheus Holdings, Inc.(a)	1,388,873
13,717	Quidel Corp.(a)	3,009,235

		8,401,283

	Health Care Providers & Services – 0.6%
46,740	AMN Healthcare Services, Inc.(a)	2,732,420

	Hotels, Restaurants & Leisure – 2.6%
37,625	Churchill Downs, Inc.	6,163,727
18,625	Cracker Barrel Old Country Store, Inc.	2,135,543
47,411	Marriott Vacations Worldwide Corp.	4,305,393

		12,604,663

	Household Durables – 1.8%
27,664	Helen of Troy Ltd.(a)	5,353,537
124,060	Skyline Champion Corp.(a)	3,321,086

		8,674,623

See accompanying notes to financial statements.

| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Independent Power & Renewable Electricity Producers – 2.1%
119,094	NextEra Energy Partners LP	$7,140,876
148,639	Vistra Corp.	2,803,332

		9,944,208

	Industrial Conglomerates – 0.5%
117,877	Raven Industries, Inc.	2,536,713

	Insurance – 2.3%
142,727	Employers Holdings, Inc.	4,317,492
101,483	First American Financial Corp.	5,166,499
106,969	ProAssurance Corp.	1,672,995

		11,156,986

	Internet & Direct Marketing Retail – 0.3%
208,714	Qurate Retail, Inc., Class A	1,498,567

	IT Services – 5.1%
101,922	CSG Systems International, Inc.	4,173,706
38,552	Euronet Worldwide, Inc.(a)	3,512,087
100,602	Genpact Ltd.	3,918,448
196,739	Perspecta, Inc.	3,826,574
30,944	Science Applications International Corp.	2,426,628
252,186	Unisys Corp.(a)	2,690,825
29,162	WEX, Inc.(a)	4,052,643

		24,600,911

	Leisure Products – 1.0%
80,374	Brunswick Corp.	4,734,832

	Machinery – 5.9%
51,785	Alamo Group, Inc.	5,594,334
43,413	Albany International Corp., Class A	2,149,378
131,281	Altra Industrial Motion Corp.	4,853,459
129,874	Columbus McKinnon Corp.	4,298,829
28,114	John Bean Technologies Corp.	2,583,395
49,294	Kadant, Inc.	5,403,608
103,261	Miller Industries, Inc.	3,156,689

		28,039,692

	Marine – 0.5%
66,581	Kirby Corp.(a)	2,408,235

	Media – 1.2%
257,673	Gray Television, Inc.(a)	3,548,157
74,961	John Wiley & Sons, Inc., Class A	2,377,014

		5,925,171

See accompanying notes to financial statements.

31 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – 0.0%
10,560	Haynes International, Inc.	$180,470

	Multi-Utilities – 1.7%
180,920	MDU Resources Group, Inc.	4,070,700
79,677	NorthWestern Corp.	3,875,489

		7,946,189

	Oil, Gas & Consumable Fuels – 0.3%
126,150	Delek U.S. Holdings, Inc.	1,404,049

	Pharmaceuticals – 1.6%
55,941	Catalent, Inc.(a)	4,791,906
139,461	Supernus Pharmaceuticals, Inc.(a)	2,906,367

		7,698,273

	Professional Services – 2.5%
53,558	ASGN, Inc.(a)	3,404,147
98,566	Clarivate PLC(a)	3,054,560
46,366	Insperity, Inc.	3,036,509
77,708	Korn Ferry	2,253,532

		11,748,748

	REITs – Apartments – 0.4%
55,561	American Campus Communities, Inc.	1,940,190

	REITs – Shopping Centers – 0.5%
236,448	Retail Opportunity Investments Corp.	2,462,606

	REITs – Single Tenant – 0.9%
68,298	Agree Realty Corp.	4,346,485

	REITs – Storage – 0.9%
134,064	CubeSmart	4,331,608

	REITs – Warehouse/Industrials – 3.7%
144,498	Americold Realty Trust	5,165,803
42,797	CyrusOne, Inc.	2,997,074
130,767	Rexford Industrial Realty, Inc.	5,983,898
119,743	STAG Industrial, Inc.	3,650,964

		17,797,739

	Semiconductors & Semiconductor Equipment – 1.9%
80,680	Advanced Energy Industries, Inc.(a)	5,077,999
209,440	Tower Semiconductor Ltd.(a)	3,815,997

		8,893,996

See accompanying notes to financial statements.

| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 1.3%
108,958	ACI Worldwide, Inc.(a)	$2,847,073
67,041	Verint Systems, Inc.(a)	3,230,035

		6,077,108

	Specialty Retail – 1.3%
45,881	Aaron’s, Inc.	2,599,159
160,771	Urban Outfitters, Inc.(a)	3,345,644

		5,944,803

	Thrifts & Mortgage Finance – 1.2%
51,041	Federal Agricultural Mortgage Corp., Class C	3,249,270
139,845	Meta Financial Group, Inc.	2,687,821

		5,937,091

	Trading Companies & Distributors – 1.1%
187,898	Alta Equipment Group, Inc.(a)	1,471,241
96,714	Herc Holdings, Inc.(a)	3,830,842

		5,302,083

	Wireless Telecommunication Services – 0.8%
132,811	United States Cellular Corp.(a)	3,921,909

	Total Common Stocks (Identified Cost $414,919,972)	473,309,049

Other Investments – 0.0%

	Metals & Mining – 0.0%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 0.9%

$4,424,559	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $4,424,559 on 10/01/2020 collateralized by $4,513,500 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $4,513,148 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,424,559)	4,424,559

	Total Investments – 99.8% (Identified Cost $419,344,531)	477,733,608

	Other assets less liabilities – 0.2%	915,727

	Net Assets – 100.0%	$478,649,335

See accompanying notes to financial statements.

33 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

(b)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0.

(c)	Illiquid security. (Unaudited)

(d)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures.

REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2020

Banks	11.7%
Machinery	5.9
IT Services	5.1
Commercial Services & Supplies	4.5
Food Products	4.4
Electronic Equipment, Instruments & Components	4.2
REITs – Warehouse/Industrials	3.7
Chemicals	3.4
Auto Components	2.8
Hotels, Restaurants & Leisure	2.6
Professional Services	2.5
Building Products	2.4
Construction & Engineering	2.4
Insurance	2.3
Electric Utilities	2.1
Independent Power & Renewable Electricity Producers	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	34.8
Short-Term Investments	0.9

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 3.5%
6,921	Aerojet Rocketdyne Holdings, Inc.(a)	$276,079
8,216	Axon Enterprise, Inc.(a)	745,191
5,649	HEICO Corp.	591,224
5,333	Kaman Corp.	207,827

		1,820,321

	Auto Components – 1.6%
4,237	Fox Factory Holding Corp.(a)	314,936
4,893	LCI Industries	520,077

		835,013

	Biotechnology – 7.1%
28,722	Amicus Therapeutics, Inc.(a)	405,555
2,322	Argenx SE, ADR(a)	609,571
3,881	Ascendis Pharma A/S, ADR(a)	598,916
3,571	Emergent BioSolutions, Inc.(a)	368,991
9,213	Immunomedics, Inc.(a)	783,381
6,316	Neurocrine Biosciences, Inc.(a)	607,347
6,734	PTC Therapeutics, Inc.(a)	314,815

		3,688,576

	Building Products – 1.4%
7,123	Advanced Drainage Systems, Inc.	444,760
2,932	Masonite International Corp.(a)	288,509

		733,269

	Capital Markets – 4.7%
21,882	Ares Management Corp., Class A	884,470
5,567	Hamilton Lane, Inc., Class A	359,573
1,282	MarketAxess Holdings, Inc.	617,398
3,700	Morningstar, Inc.	594,257

		2,455,698

	Commercial Services & Supplies – 2.3%
12,694	Ritchie Bros. Auctioneers, Inc.	752,119
4,673	Tetra Tech, Inc.	446,272

		1,198,391

	Communications Equipment – 0.7%
9,715	Ciena Corp.(a)	385,588

	Distributors – 1.6%
2,542	POOL CORP.	850,401

	Diversified Consumer Services – 1.2%
9,017	Chegg, Inc.(a)	644,175

See accompanying notes to financial statements.

35 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – 1.7%
4,501	Generac Holdings, Inc.(a)	$871,574

	Electronic Equipment, Instruments & Components – 2.1%
10,486	FLIR Systems, Inc.	375,923
14,734	Trimble, Inc.(a)	717,546

		1,093,469

	Food & Staples Retailing – 1.2%
3,627	Casey’s General Stores, Inc.	644,337

	Food Products – 4.4%
10,966	Freshpet, Inc.(a)	1,224,354
27,000	Nomad Foods Ltd.(a)	687,960
17,503	Simply Good Foods Co. (The)(a)	385,941

		2,298,255

	Health Care Equipment & Supplies – 5.3%
10,966	Globus Medical, Inc., Class A(a)	543,036
4,559	Insulet Corp.(a)	1,078,614
2,683	Penumbra, Inc.(a)	521,521
2,332	West Pharmaceutical Services, Inc.	641,067

		2,784,238

	Health Care Providers & Services – 3.8%
1,525	Chemed Corp.	732,534
5,322	Encompass Health Corp.	345,823
4,198	LHC Group, Inc.(a)	892,327

		1,970,684

	Hotels, Restaurants & Leisure – 2.4%
9,819	Texas Roadhouse, Inc.	596,897
29,859	Wendy’s Co. (The)	665,706

		1,262,603

	Household Durables – 1.2%
3,267	Helen of Troy Ltd.(a)	632,230

	Insurance – 3.0%
6,904	Kemper Corp.	461,395
4,339	Kinsale Capital Group, Inc.	825,191
3,514	RLI Corp.	294,227

		1,580,813

	IT Services – 7.6%
11,022	Black Knight, Inc.(a)	959,465
9,791	Booz Allen Hamilton Holding Corp.	812,457
5,203	Broadridge Financial Solutions, Inc.	686,796

See accompanying notes to financial statements.

| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – continued
3,470	EPAM Systems, Inc.(a)	$1,121,782
16,633	KBR, Inc.	371,914

		3,952,414

	Leisure Products – 1.2%
10,263	Brunswick Corp.	604,593

	Life Sciences Tools & Services – 5.2%
2,293	Bio-Techne Corp.	568,045
2,684	Charles River Laboratories International, Inc.(a)	607,792
3,108	ICON PLC(a)	593,908
5,672	PRA Health Sciences, Inc.(a)	575,367
6,658	Syneos Health, Inc.(a)	353,939

		2,699,051

	Machinery – 2.4%
6,570	ESCO Technologies, Inc.	529,279
19,712	Ingersoll Rand, Inc.(a)	701,747

		1,231,026

	Pharmaceuticals – 3.4%
11,006	Catalent, Inc.(a)	942,774
10,549	Horizon Therapeutics PLC(a)	819,446

		1,762,220

	Professional Services – 2.0%
3,232	FTI Consulting, Inc.(a)	342,495
8,237	TransUnion	692,979

		1,035,474

	Semiconductors & Semiconductor Equipment – 6.7%
9,435	Advanced Energy Industries, Inc.(a)	593,839
5,497	MKS Instruments, Inc.	600,437
3,101	Monolithic Power Systems, Inc.	867,071
5,311	Nova Measuring Instruments Ltd.(a)	276,915
10,506	Semtech Corp.(a)	556,398
5,926	Silicon Laboratories, Inc.(a)	579,859

		3,474,519

	Software – 14.0%
4,546	Avalara, Inc.(a)	578,888
7,130	Blackline, Inc.(a)	639,062
6,068	Five9, Inc.(a)	786,898
7,316	Guidewire Software, Inc.(a)	762,839
5,067	Paylocity Holding Corp.(a)	817,915
5,694	Pegasystems, Inc.	689,202

See accompanying notes to financial statements.

37 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – continued
8,827	Q2 Holdings, Inc.(a)	$805,552
9,249	Smartsheet, Inc., Class A(a)	457,086
23,093	SVMK, Inc.(a)	510,586
17,254	Tenable Holdings, Inc.(a)	651,338
1,751	Tyler Technologies, Inc.(a)	610,329

		7,309,695

	Specialty Retail – 1.3%
9,361	Floor & Decor Holdings, Inc., Class A(a)	700,203

	Textiles, Apparel & Luxury Goods – 1.7%
5,904	Columbia Sportswear Co.	513,530
12,358	Skechers U.S.A., Inc., Class A(a)	373,459

		886,989

	Trading Companies & Distributors – 2.1%
8,881	SiteOne Landscape Supply, Inc.(a)	1,083,038

	Total Common Stocks (Identified Cost $40,505,890)	50,488,857

Principal Amount

Short-Term Investments – 3.1%

$1,648,808	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $1,648,808 on 10/01/2020 collateralized by $1,682,000 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $1,681,869 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,648,808)	1,648,808

	Total Investments – 99.9% (Identified Cost $42,154,698)	52,137,665

	Other assets less liabilities – 0.1%	33,810

	Net Assets – 100.0%	$52,171,475

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2020

Software	14.0%
IT Services	7.6
Biotechnology	7.1
Semiconductors & Semiconductor Equipment	6.7
Health Care Equipment & Supplies	5.3
Life Sciences Tools & Services	5.2
Capital Markets	4.7
Food Products	4.4
Health Care Providers & Services	3.8
Aerospace & Defense	3.5
Pharmaceuticals	3.4
Insurance	3.0
Hotels, Restaurants & Leisure	2.4
Machinery	2.4
Commercial Services & Supplies	2.3
Electronic Equipment, Instruments & Components	2.1
Trading Companies & Distributors	2.1
Professional Services	2.0
Other Investments, less than 2% each	14.8
Short-Term Investments	3.1

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

39 |

Statements of Assets and Liabilities

September 30, 2020

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,606,999,363	$419,344,531	$42,154,698
Net unrealized appreciation	584,373,356	58,389,077	9,982,967

Investments at value	2,191,372,719	477,733,608	52,137,665
Cash	—	21,932	—
Receivable for Fund shares sold	14,564,189	232,960	738
Receivable for securities sold	1,841,143	818,207	186,910
Dividends and interest receivable	132,194	1,045,626	11,198
Prepaid expenses (Note 7)	209	70	5

TOTAL ASSETS	2,207,910,454	479,852,403	52,336,516

LIABILITIES
Payable for securities purchased	2,926,366	193,897	51,118
Payable for Fund shares redeemed	1,299,174	342,353	5,867
Management fees payable (Note 5)	1,333,211	279,231	23,565
Deferred Trustees’ fees (Note 5)	249,236	279,244	31,787
Administrative fees payable (Note 5)	77,707	17,595	1,843
Payable to distributor (Note 5d)	16,037	4,420	29
Other accounts payable and accrued expenses	112,199	86,328	50,832

TOTAL LIABILITIES	6,013,930	1,203,068	165,041

NET ASSETS	$2,201,896,524	$478,649,335	$52,171,475

NET ASSETS CONSIST OF:
Paid-in capital	$1,587,610,383	$384,114,548	$42,835,718
Accumulated earnings	614,286,141	94,534,787	9,335,757

NET ASSETS	$2,201,896,524	$478,649,335	$52,171,475

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,037,625,163	$295,006,489	$52,170,254

Shares of beneficial interest	36,400,149	13,206,714	4,419,204

Net asset value, offering and redemption price per share	$28.51	$22.34	$11.81

Retail Class:
Net assets	$98,204,643	$83,163,321	$—

Shares of beneficial interest	3,825,964	3,801,913	—

Net asset value, offering and redemption price per share	$25.67	$21.87	$—

Admin Class shares:
Net assets	$—	$7,661,829	$—

Shares of beneficial interest	—	371,066	—

Net asset value, offering and redemption price per share	$—	$20.65	$—

Class N shares:
Net assets	$1,066,066,718	$92,817,696	$1,221

Shares of beneficial interest	37,003,469	4,152,550	103

Net asset value, offering and redemption price per share	$28.81	$22.35	$11.81	*

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

| 40

Statements of Operations

For the Year Ended September 30, 2020

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,880,817	$7,994,841	$204,514
Interest	317,142	39,748	6,143
Less net foreign taxes withheld	—	(34,033)	(1,752)

	5,197,959	8,000,556	208,905

Expenses
Management fees (Note 5)	13,879,951	4,342,299	313,390
Service and distribution fees (Note 5)	232,060	313,021	—
Administrative fees (Note 5)	817,150	255,444	18,443
Trustees’ fees and expenses (Note 5)	114,088	70,677	21,599
Transfer agent fees and expenses (Notes 5 and 6)	1,254,238	481,264	5,581
Audit and tax services fees	40,311	40,800	40,281
Custodian fees and expenses	61,088	18,999	8,738
Legal fees (Note 7)	44,190	13,469	1,317
Registration fees	106,742	75,268	65,121
Shareholder reporting expenses	84,397	56,629	8,096
Miscellaneous expenses (Note 7)	67,012	43,031	25,270

Total expenses	16,701,227	5,710,901	507,836
Less waiver and/or expense reimbursement (Note 5)	—	(242,252)	(156,297)

Net expenses	16,701,227	5,468,649	351,539

Net investment income (loss)	(11,503,268)	2,531,907	(142,634)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	44,416,635	39,651,898	478,820
Net change in unrealized appreciation (depreciation) on:
Investments	311,230,363	(146,094,001)	7,645,216

Net realized and unrealized gain (loss) on investments	355,646,998	(106,442,103)	8,124,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$344,143,730	$(103,910,196)	$7,981,402

See accompanying notes to financial statements.

41 |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income (loss)	$(11,503,268)	$(8,790,650)	$2,531,907	$2,471,460
Net realized gain on investments	44,416,635	155,991,266	39,651,898	55,538,968
Net change in unrealized appreciation (depreciation) on investments	311,230,363	(268,064,056)	(146,094,001)	(109,251,529)

Net increase (decrease) in net assets resulting from operations	344,143,730	(120,863,440)	(103,910,196)	(51,241,101)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(80,218,616)	(74,228,048)	(34,882,909)	(67,841,584)
Retail Class	(9,162,211)	(11,691,827)	(10,573,237)	(23,416,722)
Admin Class	—	—	(1,107,925)	(3,000,140)
Class N	(61,460,368)	(45,465,070)	(11,045,289)	(18,276,952)

Total distributions	(150,841,195)	(131,384,945)	(57,609,360)	(112,535,398)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	374,429,835	305,348,898	(82,803,607)	(86,935,502)

Net increase (decrease) in net assets	567,732,370	53,100,513	(244,323,163)	(250,712,001)
NET ASSETS
Beginning of the year	1,634,164,154	1,581,063,641	722,972,498	973,684,499

End of the year	$2,201,896,524	$1,634,164,154	$478,649,335	$722,972,498

See accompanying notes to financial statements.

| 42

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment loss	$(142,634)	$(82,902)
Net realized gain on investments	478,820	707,633
Net change in unrealized appreciation (depreciation) on investments	7,645,216	(112,924)

Net increase in net assets resulting from operations	7,981,402	511,807

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(817,090)	(4,717,064)
Class N	(24)	—

Total distributions	(817,114)	(4,717,064)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	10,695,219	21,017,023

Net increase in net assets	17,859,507	16,811,766
NET ASSETS
Beginning of the year	34,311,968	17,500,202

End of the year	$52,171,475	$34,311,968

See accompanying notes to financial statements.

43 |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$26.30	$31.55	$27.37	$22.03	$22.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.17)	(0.16)	(0.16)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	4.73	(2.51)	7.54	5.46	1.59

Total from Investment Operations	4.56	(2.67)	7.38	5.34	1.50

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.35)	(2.58)	(3.20)	—	(1.69)

Net asset value, end of the period	$28.51	$26.30	$31.55	$27.37	$22.03

Total return	17.98%	(6.88)%	29.77%	24.24%	6.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,037,625	$908,616	$926,914	$824,103	$812,383
Net expenses	0.94%	0.95%	0.94%	0.95%	0.95%
Gross expenses	0.94%	0.95%	0.94%	0.95%	0.95%
Net investment loss	(0.66)%	(0.62)%	(0.58)%	(0.49)%	(0.41)%
Portfolio turnover rate	52%	67%	41%	45%	56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.95	$29.09		$25.53	$20.61	$20.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)	(0.21)		(0.22)	(0.16)	(0.13)
Net realized and unrealized gain (loss)	4.28	(2.35)		6.98	5.08	1.50

Total from Investment Operations	4.07	(2.56)		6.76	4.92	1.37

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.35)	(2.58)		(3.20)	—	(1.69)

Net asset value, end of the period	$25.67	$23.95		$29.09	$25.53	$20.61

Total return	17.67%	(7.11	)%(b)	29.45%	23.93%	6.61%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$98,205	$95,635		$136,415	$107,387	$118,670
Net expenses	1.19%	1.19	%(c)	1.19%	1.20%	1.20%
Gross expenses	1.19%	1.20%		1.19%	1.20%	1.20%
Net investment loss	(0.91)%	(0.86)%		(0.82)%	(0.73)%	(0.66)%
Portfolio turnover rate	52%	67%		41%	45%	56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

45 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$26.53	$31.76	$27.50	$22.11	$22.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.13)	(0.12)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	4.77	(2.52)	7.58	5.48	1.59

Total from Investment Operations	4.63	(2.65)	7.46	5.39	1.53

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.35)	(2.58)	(3.20)	—	(1.69)

Net asset value, end of the period	$28.81	$26.53	$31.76	$27.50	$22.11

Total return	18.09%	(6.76)%	29.93%	24.38%	7.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,066,067	$629,914	$517,734	$279,508	$196,733
Net expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Gross expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Net investment loss	(0.54)%	(0.49)%	(0.43)%	(0.39)%	(0.29)%
Portfolio turnover rate	52%	67%	41%	45%	56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$28.66	$35.27	$37.37	$33.78	$32.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.10	0.09	0.13	0.17
Net realized and unrealized gain (loss)	(4.03)	(2.49)	2.11	6.36	4.82

Total from Investment Operations	(3.91)	(2.39)	2.20	6.49	4.99

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.08)	(0.05)	(0.14)	(0.22)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.41)	(4.22)	(4.30)	(2.90)	(3.40)

Net asset value, end of the period	$22.34	$28.66	$35.27	$37.37	$33.78

Total return(b)	(15.31)%	(4.11)%	6.21%	19.68%	16.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$295,006	$433,360	$587,198	$665,229	$654,501
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.95%	0.93%	0.92%	0.93%	0.93%
Net investment income	0.48%	0.36%	0.26%	0.37%	0.52%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$28.11	$34.66	$36.83	$33.33	$31.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.03	0.00 (b)	0.04	0.08
Net realized and unrealized gain (loss)	(3.96)	(2.44)	2.08	6.27	4.77

Total from Investment Operations	(3.91)	(2.41)	2.08	6.31	4.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	—	(0.05)	(0.12)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.33)	(4.14)	(4.25)	(2.81)	(3.30)

Net asset value, end of the period	$21.87	$28.11	$34.66	$36.83	$33.33

Total return(c)	(15.56)%	(4.33)%	5.95%	19.38%	16.47%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$83,163	$134,434	$208,310	$251,405	$267,936
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.20%	1.18%	1.17%	1.18%	1.18%
Net investment income	0.23%	0.10%	0.01%	0.12%	0.27%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

| 48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$26.68	$33.25	$35.58	$32.31	$30.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	(0.04)	(0.08)	(0.04)	0.01
Net realized and unrealized gain (loss)	(3.73)	(2.39)	2.00	6.07	4.62

Total from Investment Operations	(3.74)	(2.43)	1.92	6.03	4.63

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.02)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.29)	(4.14)	(4.25)	(2.76)	(3.20)

Net asset value, end of the period	$20.65	$26.68	$33.25	$35.58	$32.31

Total return(b)	(15.74)%	(4.60)%	5.68%	19.10%	16.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,662	$13,357	$24,530	$30,533	$43,973
Net expenses(c)	1.40%	1.40%	1.40%	1.40%	1.39	%(d)
Gross expenses	1.45%	1.43%	1.42%	1.43%	1.42	%(d)
Net investment income (loss)	(0.03)%	(0.15)%	(0.24)%	(0.11)%	0.03%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

49 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$28.68	$35.31	$37.41	$33.81	$32.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.12	0.12	0.15	0.19
Net realized and unrealized gain (loss)	(4.03)	(2.50)	2.11	6.37	4.83

Total from Investment Operations	(3.90)	(2.38)	2.23	6.52	5.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.11)	(0.08)	(0.16)	(0.25)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.43)	(4.25)	(4.33)	(2.92)	(3.43)

Net asset value, end of the period	$22.35	$28.68	$35.31	$37.41	$33.81

Total return	(15.28)%	(4.07)%	6.28%	19.78%	16.84%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$92,818	$141,821	$153,646	$136,162	$68,332
Net expenses	0.85%	0.83%	0.83%	0.83%	0.83%
Gross expenses	0.85%	0.83%	0.83%	0.83%	0.83%
Net investment income	0.53%	0.43%	0.33%	0.44%	0.61%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund—Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.03	$15.49		$12.31		$9.73	$9.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	(0.04)		(0.05)		0.00 (b)	(0.02)
Net realized and unrealized gain (loss)	2.06	(1.55	)(c)	3.23		2.60	0.70

Total from Investment Operations	2.02	(1.59)		3.18		2.60	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		(0.02)	—
Net realized capital gains	(0.24)	(3.87)		—		—	—

Total Distributions	(0.24)	(3.87)		—		(0.02)	—

Net asset value, end of the period	$11.81	$10.03		$15.49		$12.31	$9.73

Total return(d)	20.38%	(3.27)%		25.83%		26.74%	7.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52,170	$34,312		$17,500		$14,592	$11,974
Net expenses(e)	0.84%	0.85%		0.85%		0.85%	0.85%
Gross expenses	1.21%	1.30%		1.43%		1.57%	1.75%
Net investment income (loss)	(0.34)%	(0.35)%		(0.35)%		0.01%	(0.22)%
Portfolio turnover rate	60%	67%		102	%(f)	49%	53%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

51 |

Financial Highlights – continued

For a share outstanding throughout each period.

Small/Mid Cap Growth Fund— Class N
Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)
Net realized and unrealized gain (loss)	2.20

Total from Investment Operations	2.16

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.24)

Net asset value, end of the period	$11.81

Total return(b)(c)	22.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.83%
Gross expenses(e)	107.49%
Net investment loss(e)	(0.34)%
Portfolio turnover rate(f)	60%

*	Class operations commenced on October 1, 2019.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2020.

See accompanying notes to financial statements.

| 52

Notes to Financial Statements

September 30, 2020

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class and Class N shares (effective October 1, 2019).

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

53 |

Notes to Financial Statements – continued

September 30, 2020

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock

| 54

Notes to Financial Statements – continued

September 30, 2020

Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes

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recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a

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Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, deferred Trustees’ fees, redemptions-in-kind, capital gain distributions received and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees, capital gain distributions received and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$150,841,195	$150,841,195	$—	$131,384,945	$131,384,945
Small Cap Value Fund	2,526,541	55,082,819	57,609,360	1,761,169	110,774,229	112,535,398
Small/Mid Cap Growth Fund	—	817,114	817,114	—	4,717,064	4,717,064

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,813,776	$—
Undistributed long-term capital gains	41,523,437	35,346,868	841

Total undistributed earnings	41,523,437	37,160,644	841

Late-year ordinary and post-October capital loss deferrals*	(8,252,065)	—	(522,399)

Unrealized appreciation	581,264,005	57,653,388	9,889,102

Total accumulated earnings	$614,535,377	$94,814,032	$9,367,544

*

Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,610,108,714	$420,080,220	$42,248,563

Gross tax appreciation	$627,992,151	$106,990,712	$10,949,590
Gross tax depreciation	(46,728,146)	(49,337,324)	(1,060,488)

Net tax appreciation	$581,264,005	$57,653,388	$9,889,102

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. Small Cap Growth Fund and Small Cap Value Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as

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agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement. In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

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3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$2,101,552,010	$—	$—	$2,101,552,010
Short-Term Investments	—	89,820,709	—	89,820,709

Total	$2,101,552,010	$89,820,709	$—	$2,191,372,719

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$473,309,049	$—	$—	$473,309,049
Other Investments(a)	—	—	—	—
Short-Term Investments	—	4,424,559	—	4,424,559

Total	$473,309,049	$4,424,559	$—	$477,733,608

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$50,488,857	$—	$—	$50,488,857
Short-Term Investments	—	1,648,808	—	1,648,808

Total	$50,488,857	$1,648,808	$—	$52,137,665

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.   Purchases and Sales of Securities. For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$1,091,080,281	$924,279,379
Small Cap Value Fund	131,996,209	267,405,033
Small/Mid Cap Growth Fund	36,492,481	24,550,298

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	0.83%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
Fund					Gross	Net
Small Cap Growth Fund	$13,879,951	$—	$—	$13,879,951	0.75%	0.75%
Small Cap Value Fund	4,342,299	242,252	—	4,100,047	0.75%	0.71%
Small/Mid Cap Growth Fund	313,390	151,521	3,635	158,234	0.75%	0.38%

[1]	Contractual management fee waivers are subject to possible recovery until September 30, 2021.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution

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in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$232,060	$—
Small Cap Value Fund	24,910	263,201	24,910

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$817,150
Small Cap Value Fund	255,444
Small/Mid Cap Growth Fund	18,443

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,224,338
Small Cap Value Fund	453,300
Small/Mid Cap Growth Fund	1,848

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$16,037
Small Cap Value Fund	4,420
Small/Mid Cap Growth Fund	29

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

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f.  Affiliated Ownership. As of September 30, 2020, Natixis and affiliates, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Natixis	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	—	0.13%	1.14%	1.27%
Small Cap Value Fund	—	0.56%	4.46%	5.02%
Small/Mid Cap Growth Fund	Less than 1%	—	—	Less than 1%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Small/Mid Cap Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2021 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed Small/Mid Cap Growth Fund $1,141 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,134,392	$112,695	$—	$7,151
Small Cap Value Fund	360,825	108,240	10,222	1,977
Small/Mid Cap Growth Fund	4,440	—	—	1,141

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar

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quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2020, none of the Funds had borrowings under this agreement.

8.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non- Affiliated Account Holders	Percentage of Non- Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	2	19.45%	5.02%	24.47%
Small/Mid Cap Growth Fund	6	78.17%	—	78.17%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Risk. Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

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Notes to Financial Statements – continued

September 30, 2020

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,167,719	$318,448,815	11,579,961	$308,840,843
Issued in connection with the reinvestment of distributions	2,907,753	77,404,396	3,229,384	71,175,640
Redeemed	(14,223,727)	(360,653,006)	(9,640,609)	(255,383,227)

Net change	1,851,745	$35,200,205	5,168,736	$124,633,256

Retail Class
Issued from the sale of shares	912,597	$20,495,084	1,457,788	$35,354,241
Issued in connection with the reinvestment of distributions	379,550	9,116,785	580,575	11,675,362
Redeemed	(1,459,375)	(33,506,278)	(2,734,300)	(66,088,287)

Net change	(167,228)	$(3,894,409)	(695,937)	$(19,058,684)

Class N
Issued from the sale of shares	17,628,357	$452,596,699	14,891,081	$407,213,957
Issued in connection with the reinvestment of distributions	2,249,879	60,476,756	2,040,644	45,322,697
Redeemed	(6,620,566)	(169,949,416)	(9,488,573)	(252,762,328)

Net change	13,257,670	$343,124,039	7,443,152	$199,774,326

Increase from capital share transactions	14,942,187	$374,429,835	11,915,951	$305,348,898

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Notes to Financial Statements – continued

September 30, 2020

10.  Capital Shares – continued

	Small Cap Value Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,070,880	$72,483,944	1,885,997	$52,720,402
Issued in connection with the reinvestment of distributions	1,187,726	33,101,927	2,757,754	64,641,757
Redeemed	(6,171,314)	(143,712,872)	(6,172,550)	(172,631,075)

Net change	(1,912,708)	$(38,127,001)	(1,528,799)	$(55,268,916)

Retail Class
Issued from the sale of shares	209,646	$4,830,652	248,433	$6,930,683
Issued in connection with the reinvestment of distributions	385,444	10,541,881	1,013,991	23,352,213
Redeemed	(1,576,219)	(38,194,968)	(2,489,201)	(67,155,838)

Net change	(981,129)	$(22,822,435)	(1,226,777)	$(36,872,942)

Admin Class
Issued from the sale of shares	89,240	$2,047,167	164,641	$4,244,622
Issued in connection with the reinvestment of distributions	33,393	863,879	103,280	2,261,822
Redeemed	(252,153)	(5,146,329)	(505,156)	(12,991,234)

Net change	(129,520)	$(2,235,283)	(237,235)	$(6,484,790)

Class N
Issued from the sale of shares	606,779	$14,233,156	1,949,203	$53,692,224
Issued in connection with the reinvestment of distributions	396,172	11,045,289	779,733	18,276,952
Redeemed	(1,794,608)	(44,897,333)	(2,136,634)	(60,278,030)

Net change	(791,657)	$(19,618,888)	592,302	$11,691,146

Decrease from capital share transactions	(3,815,014)	$(82,803,607)	(2,400,509)	$(86,935,502)

69 |

Notes to Financial Statements – continued

September 30, 2020

10.  Capital Shares – continued

	Small/Mid Cap Growth Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,299,458	$24,306,399	2,433,625	$23,898,389
Issued in connection with the reinvestment of distributions	74,958	787,810	540,127	4,234,598
Redeemed	(844,906)	(8,799,784)	(681,600)	(7,115,964)
Redeemed in-kind (Note 11)	(532,341)	(5,600,230)	—	—

Net change	997,169	$10,694,195	2,292,152	$21,017,023

Class N(a)
Issued from the sale of shares	101	$1,000	—	$—
Issued in connection with the reinvestment of distributions	2	24	—	—

Net change	103	$1,024	—	$—

Increase from capital share transactions	997,272	$10,695,219	2,292,152	$21,017,023

(a) Class operations commenced on October 1, 2019.

11.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Small/Mid Cap Growth Fund realized a gain of $779,521 on redemptions in-kind during the year ended September 30, 2020. This amount is included in realized gain (loss) on the Statements of Operations.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth Fund	$150,841,195
Small Cap Value Fund	55,082,819
Small/Mid Cap Growth Fund	817,114

Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Fund I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2020

Portfolio Review	1

Portfolio of Investments	20

Financial Statements	53

Notes to Financial Statements	66

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSFIX

Daniel J. Fuss, CFA®, CIC

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Securities Loan Facility), which is a funding backdrop for the asset-backed securities market. It even established facilities never used before, such as the Corporate Credit Facilities, which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full 12-month period.

High yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and accommodative fiscal and monetary policy. However, high yield issues trailed investment-grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, which weighed on the asset class’s return for the full period.

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Emerging market bonds also gained ground despite the slowdown in global growth. The asset class was boosted by the combination of investors’ thirst for yield and the pronounced weakness in the US dollar from April through August.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Fixed Income Fund returned 1.78% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 8.03%.

Explanation of Fund Performance

The past year has been defined by the widespread impact of the Covid-19 global pandemic. After an extremely turbulent first quarter of 2020, markets snapped back amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine. The majority of the Fund’s underperformance was generated in the first quarter of 2020. Performance has since improved as markets rebounded, though not enough to offset the earlier experienced losses. Security selection was the primary source of underperformance. Additionally, the Fund’s shorter-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) weighed on return as interest rates declined during the period. High yield and investment grade corporate credit were among the larger detractors from relative performance, driven by holdings in the energy and transportation sectors. Exposure to consumer cyclicals within investment grade corporate credit weighed on return as well. An allocation to equities, particularly in communications and consumer cyclical names, was a laggard. An allocation to non-US-dollar-denominated issues weighed on return, with holdings in the Mexican peso, Canadian dollar and Brazilian real as the main detractors. Additionally, an underweight to US Treasuries and holdings in defensive, reserve-like positions constrained performance.

The Fund’s underweight exposure to emerging market credit was a modest contributor to relative performance for the period.

1  |

Outlook

At this time of writing, which is the end of September 2020, economic and financial market conditions have continued to show encouraging signs of improvement, though the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data in the third quarter of 2020. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

We increased our credit exposure during the dislocation in the credit markets earlier this year. We have maintained our allocation to credit with the view that we have entered the credit repair phase of the credit cycle1, exiting from the downturn/recessionary phase. This phase of the cycle is typically characterized by balance sheet improvement, better liquidity conditions and tightening spread levels. We believe this phase could potentially provide attractive returns for fixed income investors.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market. The effects of the pandemic have created a need for many companies, across industries, to access capital for liquidity purposes and to potentially refinance debt, a credit positive. New issues generally come at a premium (higher yield than the existing debt of the issuer) to attract investors. Harvesting this new issue “premium” can potentially be an attractive and persistent source of excess return. Recently, there have been modest signs of slowing issuance, given market concerns and some risk aversion. New issuance can provide added liquidity and the ability to extend maturities. However, it can also increase the overall debt level of an issuer. While economic conditions have been improving, the recovery has been uneven and varies by sector. We are still monitoring the potential for fallen angels with expectations for more to possibly occur in specific areas, including consumer cyclical, lodging & leisure, retailers and restaurants. We think default rate risk and fallen angel activity will likely be more moderate than what was experienced in the spring of this year, and there is opportunity to add value in the credit sectors with good security selection.

As we approach the end of 2020, we believe our portfolios are well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

See notes to charts on page 3.

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LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns —  September 30, 20202

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 1/17/95)	1.78%	5.18%	5.27%	0.57%	0.57%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	8.03	4.66	3.87

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols

David W. Rolley, CFA®	Institutional Class	LSGBX

Lynda L. Schweitzer, CFA®	Retail Class	LSGLX

Scott M. Service, CFA®	Class N	LSGNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

Market Conditions

The Covid-19 pandemic resulted in a swift and dramatic increase in realized volatility for yields, currencies, and equities and the market continues to probe for potential troughs. As the number of confirmed cases in the United States, Germany, and Italy soared in February, position liquidation, the worldwide scramble for US dollars, and exceptional volatility increasingly drove price action and hampered currency and sovereign bond market liquidity.

The pronounced deterioration in risk sentiment resulted in the rapid and significant widening of credit spreads. The option-adjusted spread for the Bloomberg Barclays Global Aggregate Bond Index soared from 98 basis points at year-end 2019 to a high of 326 basis points in mid-March. Essentially, all sectors were affected by the market re-pricing. The leisure, lodging, transportation and energy sectors were particularly hard hit as increased fears of the virus’s spread resulted in postponements or outright cancellations of personal and business travel.

Global central banks announced coordinated monetary easing led by the US Federal Reserve (the “Fed”), which cut rates by 150 basis points at two emergency policy meetings in March. We are pleased to see that policymakers worldwide are taking action and have planted many seeds to help restore confidence. The first phase of doing so is removing uncertainty and worst-case scenarios for key industries, small businesses, and households.

Economies across the globe started to slowly return to work, and the resumption of everyday activities helped lead to moderate declines in applications for jobless benefits, a pickup in restaurant bookings, and greater consumer confidence. Governments passed massive fiscal stimulus packages designed to help tackle the economic damage inflicted by the Covid-19 pandemic. In the US, lawmakers approved the $2.2 trillion CARES Act stimulus program to help the economy recover while the European Commission announced an unprecedented €750 billion economic stimulus plan to tackle the worst recession to hit the continent since after World War II.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Global Bond Fund returned 8.57% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, which returned 6.24%.

Explanation of Fund Performance

The Fund’s bottom-up derived overweight to the communications industry helped drive outperformance as it significantly outpaced the broader investment grade corporate market. The industry benefited from robust consumer demand for internet connectivity and mobile data. In addition, security selection within the banking sector had a positive impact on performance. Our favored European and US banks were among the top credit picks as their large size, excellent liquidity, broad geographic footprints and diverse business portfolios helped drive results amid a challenging economic environment.

The Fund’s positioning with respect to duration and corresponding interest rate sensitivity proved advantageous, as did positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum). In particular, the allocation to interest rates in select local currency emerging markets such as Mexico, South Africa, Indonesia and Brazil added value. Attractive real yields combined with benign inflation pressures in these markets helped deliver outperformance as investors searched for higher yielding alternatives to developed market government bonds.

On the downside, the Fund’s currency allocation dampened results. In particular, an overweight to the Brazilian real weighed on return as it underperformed most Latin American currency peers, in part due to Brazil’s much higher Covid-19 caseload. In addition, the historic rout in crude oil prices was a disadvantage for Brazil given its position as a major oil producer.

The Fund’s risk-adjusted overweight to the transportation sector detracted from performance as it was among the worst performing credit sectors. In particular, the airline industry was severely impacted as domestic and international travel restrictions resulted in major revenue losses for some of the world’s leading carriers.

Currency and yield curve markets experienced slightly higher levels of volatility in the period and this resulted in derivatives driving a higher than typical level of total return. Although in line with the returns posted by the underlying cash bond markets, the fund’s use of forward and duration positions in managing relative exposures increased the derivative contributions to total return.

Finally, an allocation to inflation-indexed treasuries was a drag on relative performance as they underperformed nominal treasuries given the weakened inflation outlook.

|  4

LOOMIS SAYLES GLOBAL BOND FUND

Outlook

We believe the worst of the economic decline is over. Activity may be starting to decelerate in some regions, but purchasing manager index readings remain in expansionary territory (i.e. above 50) in most major countries. Although a second wave of the outbreak is expected as we move into the fall, it will certainly be less of a surprise and countries should be in a much better position to handle it effectively without having to implement another round of lockdowns.

We see opportunity for credit spreads to continue to tighten, albeit at a more gradual pace than we saw in the second quarter of 2020. Corporate credit offers an attractive yield advantage, and our base case is that we are in the repair phase of the credit cycle. The credit repair phase is typically characterized by companies fortifying their balance sheets, reducing leverage and cutting costs. Despite the weakening fundamental picture, corporate credit remains supported by a strong technical backdrop headlined by committed central bank support.

The probability of a multi-year weak dollar regime is rising as we head through the credit repair phase of the cycle. We expect that the US output gap will remain large for another year, reinforcing the Fed’s commitment to keeping rates lower for longer. In addition, European macroeconomic indicators may normalize more quickly, which would increase the probability of a more sustained period of dollar weakness.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

Average Annual Total Returns — September 30, 20202

				Life of	Expense Ratios[3]
	1 year	5 years	10 years	Class N	Gross	Net

Institutional Class (Inception 5/10/91)	8.57%	4.61%	2.71%	—%	0.76%	0.70%

Retail Class (Inception 12/31/96)	8.32	4.35	2.45	—	1.01	0.95

Class N (Inception 2/1/13)	8.66	4.69	—	2.28	0.66	0.65

Comparative Performance
Bloomberg Barclays Global Aggregate Bond Index[1]	6.24	3.92	2.36	2.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols

Elaine Kan, CFA®	Institutional Class	LSGSX

Kevin P. Kearns	Retail Class	LIPRX

	Class N	LIPNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of US Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the Term Asset-Backed Securities Loan Facility, which is a funding backdrop for the asset-backed securities market. It even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely (prices and yields move in opposite directions).

Investment-grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full, 12-month period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Inflation Protected Securities Fund returned 12.20% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned 10.08%.

Explanation of Fund Performance

Positioning with respect to the Fund’s core US TIPS allocation boosted performance over the period. An overweight stance with respect to duration (and corresponding interest rate sensitivity) between the Fund’s exposures to corporate credit and TIPS contributed positively as Treasury yields fell over the period. Finally, an out-of-benchmark allocation to investment grade corporate credit positively impacted performance, aided by strong security selection within the sector.

On the downside, an underweight duration stance within the TIPS allocation weighed on return over the period, although this was more than offset by the overweight to duration within the allocations to corporate credit. Within the corporate allocation, exposure to financials detracted from relative performance.

Outlook

While economic and financial market conditions have continued to show encouraging signs of improvement, the outlook remains uncertain. The Fed has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data, quarter to date. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

|  6

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

As we approach the final quarter of 2020, we believe the Fund is well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

Average Annual Total Returns — September 30, 20202

				Life of	Expense Ratios[3]
	1 year	5 years	10 years	Class N	Gross	Net

Institutional Class (Inception 5/20/91)	12.20%	4.92%	3.54%	—%	0.96%	0.40%

Retail Class (Inception 5/28/10)	12.09	4.63	3.27	—	1.21	0.65

Class N (Inception 2/1/17)	12.33	—	—	5.65	0.91	0.35

Comparative Performance
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[1]	10.08	4.61	3.57	4.98

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury. On March 1, 1997, Barclays launched the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSHIX

Daniel J. Fuss, CFA®, CIC

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Securities Loan Facility), which is a funding backdrop for the asset-backed securities market. It even established facilities never used before, such as the Corporate Credit Facilities, which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full 12-month period.

High yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and accommodative fiscal and monetary policy. However, high yield issues trailed investment-grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, which weighed on the asset class’s return for the full period.

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Emerging market bonds also gained ground despite the slowdown in global growth. The asset class was boosted by the combination of investors’ thirst for yield and the pronounced weakness in the US dollar from April through August.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Institutional High Income Fund returned -0.96% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 3.25%.

Explanation of Fund Performance

The past year has been defined by the widespread impact of the Covid-19 global pandemic. After an extremely turbulent first quarter of 2020, markets snapped back amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine. The majority of the Fund’s underperformance was generated in the first quarter of 2020. Performance has since improved as markets rebounded, though not enough to offset the earlier experienced losses. Security selection was the primary source of underperformance for the 12-month period. The Fund’s exposure to high yield corporate credit had the largest negative impact on relative performance, driven by holdings in the energy and communications sectors. An allocation to equities, particularly in communications and consumer cyclical names, lagged as well. Within investment grade credit, energy and transportation securities weighed on return.

Exposure to convertible securities aided relative performance, led by technology and communications issues. Additionally, holdings of defensive, reserve-like positions were positive for performance.

|  8

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Outlook

At this time of writing, which is the end of September 2020, economic and financial market conditions have continued to show encouraging signs of improvement, though the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data in the third quarter of 2020. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

We increased our credit exposure during the dislocation in the credit markets earlier this year. We have maintained our allocation to credit with the view that we have entered the credit repair phase of the credit cycle1, exiting from the downturn/recessionary phase. This phase of the cycle is typically characterized by balance sheet improvement, better liquidity conditions and tightening spread levels. We believe this phase could potentially provide attractive returns for fixed income investors.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market. The effects of the pandemic have created a need for many companies, across industries, to access capital for liquidity purposes and to potentially refinance debt, a credit positive. New issues generally come at a premium (higher yield than the existing debt of the issuer) to attract investors. Harvesting this new issue “premium” can potentially be an attractive and persistent source of excess return. Recently, there have been modest signs of slowing issuance, given market concerns and some risk aversion. New issuance can provide added liquidity and the ability to extend maturities. However, it can also increase the overall debt level of an issuer. While economic conditions have been improving, the recovery has been uneven and varies by sector. We are still monitoring the potential for fallen angels with expectations for more to possibly occur in specific areas, including consumer cyclical, lodging & leisure, retailers and restaurants. We think default rate risk and fallen angel activity will likely be more moderate than what was experienced in the spring of this year, and there is opportunity to add value in the credit sectors with good security selection.

As we approach the end of 2020, we believe our portfolios are well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

See notes to chart on page 10.

9  |

Average Annual Total Returns — September 30, 20202

				Expense Ratios[3]
	1 year[4]	5 years	10 years	Gross	Net

Institutional Class (Inception 6/5/96)	-0.96%	5.00%	5.75%	0.68%	0.68%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	3.25	6.79	6.47

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ /BB+ or below, excluding emerging market debt. Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

[4]	Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

|  10

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSIGX

Daniel J. Fuss, CFA®, CIC

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Securities Loan Facility), which is a funding backdrop for the asset-backed securities market. It even established facilities never used before, such as the Corporate Credit Facilities, which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full 12-month period.

High yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and accommodative fiscal and monetary policy. However, high yield issues trailed investment-grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, which weighed on the asset class’s return for the full period.

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Emerging market bonds also gained ground despite the slowdown in global growth. The asset class was boosted by the combination of investors’ thirst for yield and the pronounced weakness in the US dollar from April through August.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned 4.53% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 8.03%.

Explanation of Fund Performance

The past year has been defined by the widespread impact of the Covid-19 global pandemic. After an extremely turbulent first quarter of 2020, markets snapped back amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine. The majority of the Fund’s underperformance was generated in the first quarter of 2020. Performance has since improved as markets rebounded, though not enough to offset the earlier experienced losses. The Fund’s shorter-than-benchmark positioning with respect to duration (and corresponding interest rate risk) was the primary source of underperformance as interest rates declined during the period. An allocation to non-US-dollar-denominated issues weighed on return, with holdings in the Canadian dollar and Mexican peso as the main detractors. Within securitized markets, exposure to asset-backed securities hurt relative performance as this sector lagged corporate credit. Additionally, an underweight to US Treasuries and holdings in defensive, reserve-like positions constrained performance.

Positive contributions to relative performance were led by equities as a result of selected technology exposure. An underweight to emerging market credit had a modest positive impact on return as well.

11  |

Outlook

At this time of writing, which is the end of September 2020, economic and financial market conditions have continued to show encouraging signs of improvement, though the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data in the third quarter of 2020. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

We increased our credit exposure during the dislocation in the credit markets earlier this year. We have maintained our allocation to credit with the view that we have entered the credit repair phase of the credit cycle1, exiting from the downturn/recessionary phase. This phase of the cycle is typically characterized by balance sheet improvement, better liquidity conditions and tightening spread levels. We believe this phase could potentially provide attractive returns for fixed income investors.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market. The effects of the pandemic have created a need for many companies, across industries, to access capital for liquidity purposes and to potentially refinance debt, a credit positive. New issues generally come at a premium (higher yield than the existing debt of the issuer) to attract investors. Harvesting this new issue “premium” can potentially be an attractive and persistent source of excess return. Recently, there have been modest signs of slowing issuance, given market concerns and some risk aversion. New issuance can provide added liquidity and the ability to extend maturities. However, it can also increase the overall debt level of an issuer. While economic conditions have been improving, the recovery has been uneven and varies by sector. We are still monitoring the potential for fallen angels with expectations for more to possibly occur in specific areas, including consumer cyclical, lodging & leisure, retailers and restaurants. We think default rate risk and fallen angel activity will likely be more moderate than what was experienced in the spring of this year, and there is opportunity to add value in the credit sectors with good security selection.

As we approach the end of 2020, we believe our portfolios are well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These realized losses will impact some or all of a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses may impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2020), Fund officers believe that realized currency losses will have an impact on some of the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

Average Annual Total Returns — September 30, 20202

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 7/1/94)	4.53%	4.83%	4.38%	0.50%	0.50%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	8.03	4.66	3.87

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,136.30	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93

* Expenses are equal to the Fund’s annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,110.20	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.49

Retail Class
Actual	$1,000.00	$1,109.10	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75

Class N
Actual	$1,000.00	$1,111.20	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.69%, 0.94% and 0.64% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,086.20	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

Retail Class
Actual	$1,000.00	$1,085.60	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

Class N
Actual	$1,000.00	$1,086.20	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.77

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, 0.65% and 0.35% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,176.80	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.49

* Expenses are equal to the Fund’s annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,104.40	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63

* Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

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The Board noted that, through December 31, 2019, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Fixed Income Fund	4%	20%	54%
Loomis Sayles Global Bond Fund	59%	50%	52%
Loomis Sayles Inflation Protected Securities Fund	35%	48%	29%
Loomis Sayles Institutional High Income Fund	84%	83%	89%
Loomis Sayles Investment Grade Fixed Income Fund	49%	10%	41%

In the case of the Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, and Loomis Sayles Institutional High Income Fund, performance lagged that of a relevant category median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Loomis Sayles Fixed Income Fund and Loomis Sayles Global Bond Fund’s more recent performance had shown improvement relative to its category; and (3) that the Loomis Sayles Institutional High Income Fund’s long-term relative performance remains strong. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds included have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Global Bond Fund and Loomis Sayles Inflation Protected Securities Fund under their respective expense cap agreements. The Trustees also considered that the current expenses for Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund were below each Fund’s cap.

The Trustees noted that the Loomis Sayles Institutional High Income Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified the relatively higher advisory fee rate, including (1) that the Fund’s net expense ratio was only one basis point above the median of a peer group of funds and (2) that the Fund has a more flexible investment strategy than its peers.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Bond Fund has breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2021.

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LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Funds’ portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund have established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

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Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.0% of Net Assets

Non-Convertible Bonds – 75.5%

	ABS Other – 0.1%
$1,214,010	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	$408,927
546,066	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	62,508
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
452,475	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(a)(c)(f)	388,183

		859,618

	Aerospace & Defense – 3.0%
115,000	Boeing Co. (The), 3.100%, 5/01/2026	114,717
40,000	Boeing Co. (The), 3.250%, 2/01/2035	37,599
260,000	Boeing Co. (The), 3.550%, 3/01/2038	236,844
20,000	Boeing Co. (The), 3.625%, 3/01/2048	17,576
145,000	Boeing Co. (The), 3.750%, 2/01/2050	132,314
520,000	Boeing Co. (The), 3.850%, 11/01/2048	476,491
525,000	Boeing Co. (The), 3.950%, 8/01/2059	475,263
7,865,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	7,294,787
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	129,110
1,265,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,201,118
807,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	917,446
722,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	896,587
1,025,000	TransDigm, Inc., 5.500%, 11/15/2027	985,076
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024	1,464,330
75,000	TransDigm, Inc., 7.500%, 3/15/2027	77,873
4,125,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	4,485,938

		18,943,069

	Airlines – 2.8%
392,999	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	353,184
25,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	12,676
7,124,353	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	4,921,421
653,689	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	517,434
110,357	American Airlines Pass Through Certificates, Series 2013-1, Class B, 5.625%, 7/15/2022, 144A	99,414

	Airlines – continued
2,812,339	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,950,666
1,514,888	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	1,033,956
1,037,124	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	659,791
104,541	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	101,577
3,140,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	3,269,525
762,369	U.S. Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	635,793
556,840	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	545,554
1,384,261	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,147,237
460,290	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	421,855
1,223,204	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,199,818
829,103	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	625,367

		17,495,268

	Automotive – 7.7%
1,270,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,306,513
865,000	Dana, Inc., 5.625%, 6/15/2028	893,658
2,835,000	Ford Motor Co., 5.291%, 12/08/2046	2,659,584
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,611,535
165,000	Ford Motor Co., 6.625%, 2/15/2028	173,311
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,557,825
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	5,716,831
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,791,208
10,375,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	10,256,621
1,735,000	General Motors Co., 5.200%, 4/01/2045	1,868,881
185,000	General Motors Co., 6.250%, 10/02/2043	219,237
6,750,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	6,990,349
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,243,883
2,865,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	3,223,286
5,130,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	4,860,675
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	389,156

		48,762,553

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 5.6%
$1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	$1,569,017
1,130,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	1,257,690
4,570,000	Bank of America Corp., 6.110%, 1/29/2037	6,451,255
368,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	409,501
1,700,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	1,947,720
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(g)	1,084,717
235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	223,784
6,560,000	Goldman Sachs Group, Inc. (The), Series MPLE, 3.550%, 2/12/2021, (CAD)	4,977,235
7,680,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	9,026,364
770,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	1,004,164
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,027,963
1,920,000	NatWest Group PLC, 6.000%, 12/19/2023	2,159,266
2,300,000	NatWest Group PLC, Series U, 3-month LIBOR + 2.320%, 2.540%(g)(h)	2,183,436

		35,322,112

	Brokerage – 1.0%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	207,250
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	3,785,974
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	2,200,512

		6,193,736

	Building Materials – 0.5%
360,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	366,858
213,000	Masco Corp., 6.500%, 8/15/2032	276,120
380,000	Masco Corp., 7.750%, 8/01/2029	536,158
260,000	Owens Corning, 4.400%, 1/30/2048	289,561
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,583,740

		3,052,437

	Cable Satellite – 2.5%
1,645,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	1,730,902
2,245,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	2,371,281

	Cable Satellite – continued
6,295,000	DISH DBS Corp., 5.000%, 3/15/2023	6,420,900
270,000	DISH DBS Corp., 7.750%, 7/01/2026	296,827
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	407,350
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	1,994,194
2,482,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,599,895

		15,821,349

	Chemicals – 0.2%
1,400,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	1,439,592

	Construction Machinery – 0.2%
965,000	Toro Co. (The), 6.625%, 5/01/2037(c)(f)	1,188,724
395,000	United Rentals North America, Inc., 4.875%, 1/15/2028	414,750

		1,603,474

	Consumer Products – 0.6%
880,000	Avon Products, Inc., 8.950%, 3/15/2043	1,031,140
2,140,000	Whirlpool Corp., 4.600%, 5/15/2050	2,650,438

		3,681,578

	Diversified Manufacturing – 0.0%
45,000	General Electric Co., GMTN, 3.100%, 1/09/2023	47,223
165,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(g)	131,466

		178,689

	Electric – 1.5%
1,513,781	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	1,839,682
255,000	Edison International, 4.950%, 4/15/2025	279,123
1,589,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	1,898,735
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	5,165,909
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	140,827

		9,324,276

	Finance Companies – 7.1%
1,800,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.500%, 5/26/2022	1,817,944
1,200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.950%, 2/01/2022	1,214,909
300,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 2.025%, 1/15/2067, 144A(a)(c)(d)(h)	96,284
2,815,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	2,846,689

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$5,590,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	$6,008,494
1,400,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,477,782
4,668,000	Navient Corp., 5.500%, 1/25/2023	4,697,665
3,903,000	Navient Corp., 5.875%, 10/25/2024	3,881,065
31,725(††)	Navient Corp., 6.000%, 12/15/2043	676,615
5,185,000	Navient Corp., MTN, 5.625%, 8/01/2033	4,363,826
5,900,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,944,250
2,595,000	OneMain Finance Corp., 6.875%, 3/15/2025	2,879,607
6,085,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	6,164,288
1,720,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	1,812,295
910,000	Quicken Loans LLC, 5.750%, 5/01/2025, 144A	936,845

		44,818,558

	Financial Other – 0.6%
1,420,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	1,418,225
2,450,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	2,627,625

		4,045,850

	Food & Beverage – 0.4%
2,635,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	2,703,694

	Government Owned – No Guarantee – 0.3%
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	2,221,632

	Healthcare – 4.7%
2,932,000	HCA, Inc., 7.050%, 12/01/2027	3,423,110
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,915,200
900,000	HCA, Inc., 7.690%, 6/15/2025	1,057,500
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,614,050
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,494,025
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	548,250
4,530,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	4,572,129
6,460,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	6,282,350
4,005,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	4,205,250
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,739,500

		29,851,364

	Home Construction – 0.7%
595,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	638,137
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,797,650

	Home Construction – continued
15,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	16,200

		4,451,987

	Independent Energy – 3.0%
720,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	698,265
1,898,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	1,869,530
3,105,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(c)(f)(i)	126,187
335,000	Chesapeake Energy Corp., 5.750%, 3/15/2023(c)(f)(i)	12,563
3,730,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(c)(f)(i)	125,888
1,880,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,734,300
650,000	Continental Resources, Inc., 4.500%, 4/15/2023	619,450
22,000	Continental Resources, Inc., 5.000%, 9/15/2022	21,837
1,105,000	Montage Resources Corp., 8.875%, 7/15/2023	1,122,956
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	5,776,652
2,395,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	2,466,850
345,000	QEP Resources, Inc., 5.250%, 5/01/2023	250,987
3,068,000	SM Energy Co., 10.000%, 1/15/2025, 144A	2,927,823
1,575,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	1,055,250
265,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	180,200

		18,988,738

	Life Insurance – 3.4%
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(g)	5,022,750
560,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	538,942
2,870,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	3,342,302
4,345,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	4,484,832
2,270,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	3,434,466
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,813,282
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,523,138
1,000,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	1,099,420

		21,259,132

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – 0.8%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	$810,659
1,765,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,738,525
2,365,000	ViacomCBS, Inc., 4.950%, 5/19/2050	2,774,989

		5,324,173

	Metals & Mining – 2.1%
6,630,000	ArcelorMittal S.A., 7.000%, 3/01/2041	8,188,050
3,300,000	ArcelorMittal S.A., 7.250%, 10/15/2039	4,165,098
200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	197,822
1,195,000	United States Steel Corp., 6.650%, 6/01/2037	734,925

		13,285,895

	Midstream – 1.9%
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	551,011
1,700,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	1,432,675
1,160,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	1,698,405
3,000,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	2,583,090
250,000	Kinder Morgan, Inc., GMTN, 7.800%, 8/01/2031	345,946
1,565,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	1,636,207
3,470,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	2,064,650
1,565,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	1,042,681
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	120,926
115,000	ONEOK Partners LP, 6.200%, 9/15/2043	121,836
1,295,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(c)(f)(g)(i)	163,597

		11,761,024

	Oil Field Services – 0.8%
225,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	88,875
4,660,500	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	4,159,496
160,000	Transocean, Inc., 7.500%, 4/15/2031	21,600
1,452,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	595,611

		4,865,582

	Packaging – 2.1%
11,450,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	12,079,750

	Packaging – continued
905,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	980,228

		13,059,978

	Paper – 1.6%
5,492,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	8,210,710
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	496,804
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,458,410

		10,165,924

	Property & Casualty Insurance – 1.7%
1,630,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.535%, 1/15/2033, 144A(e)(h)	570,500
995,000	MGIC Investment Corp., 5.250%, 8/15/2028	1,026,268
7,295,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	7,815,067
840,000	Radian Group, Inc., 4.500%, 10/01/2024	833,868
485,000	Radian Group, Inc., 4.875%, 3/15/2027	485,000

		10,730,703

	REITs – Diversified – 0.1%
385,000	iStar, Inc., 4.750%, 10/01/2024	372,488

	REITs – Hotels – 0.2%
60,000	Service Properties Trust, 3.950%, 1/15/2028	49,800
635,000	Service Properties Trust, 4.350%, 10/01/2024	574,675
180,000	Service Properties Trust, 4.500%, 6/15/2023	176,522
100,000	Service Properties Trust, 4.650%, 3/15/2024	93,000
80,000	Service Properties Trust, 4.750%, 10/01/2026	71,146
290,000	Service Properties Trust, 4.950%, 2/15/2027	258,100

		1,223,243

	Retailers – 0.3%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,075,153
540,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	569,700
793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(c)(f)(i)	3,791

		1,648,644

	Supermarkets – 0.1%
552,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	569,416

	Technology – 1.3%
2,095,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,670,280

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$3,680,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	$3,744,400
463,200	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	573,196
689,000	Seagate HDD Cayman, 4.091%, 6/01/2029, 144A	749,074
637,000	Seagate HDD Cayman, 4.875%, 6/01/2027	713,564

		8,450,514

	Transportation Services – 0.3%
2,500,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(c)(f)	2,075,825

	Treasuries – 14.0%
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	1,944,068
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,019,732
847,500(†††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	4,204,480
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	2,990,971
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	802,110
1,455,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	7,820,210
10,220,000	Norway Government Bond, Series 474, 3.750%, 5/25/2021, 144A, (NOK)	1,122,251
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,986,641
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	3,067,671
19,835,000	U.S. Treasury Bond, 1.250%, 5/15/2050	18,855,647
25,650,000	U.S. Treasury Bond, 1.375%, 8/15/2050	25,173,070
14,300,000	U.S. Treasury Bond, 3.000%, 8/15/2048	19,535,699

		88,522,550

	Wireless – 0.5%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	3,322,119

	Wirelines – 1.8%
1,900,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	1,866,464
1,001,000	AT&T, Inc., 4.500%, 3/09/2048	1,148,762
210,000	Bell Canada, Inc., MTN, 6.100%, 3/16/2035, 144A, (CAD)	213,260
195,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	196,725
690,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, 144A, (CAD)	742,255

	Wirelines – continued
695,000	CenturyLink, Inc., 5.625%, 4/01/2025	742,512
145,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	153,156
1,015,000	Qwest Corp., 7.250%, 9/15/2025	1,165,863
1,790,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,076,400
1,010,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,201,900
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	821,191
750,000	Telefonica Emisiones S.A., EMTN, 5.375%, 2/02/2026, (GBP)	1,173,340

		11,501,828

	Total Non-Convertible Bonds

	(Identified Cost $479,053,945)	477,898,612

Convertible Bonds – 6.6%

	Cable Satellite – 2.5%
13,430,000	DISH Network Corp., 2.375%, 3/15/2024	12,086,326
4,045,000	DISH Network Corp., 3.375%, 8/15/2026	3,713,296

		15,799,622

	Energy – 0.0%
8,530,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(f)(i)	285,755

	Pharmaceuticals – 0.1%
400,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	419,741
125,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	122,249

		541,990

	REITs – Diversified – 0.3%
1,530,000	iStar, Inc., 3.125%, 9/15/2022	1,627,242

	Technology – 3.7%
4,095,000	Booking Holdings, Inc., 0.900%, 9/15/2021	4,357,508
80,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	78,400
1,235,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,806,114
1,365,000	Nuance Communications, Inc., 1.250%, 4/01/2025	2,431,106
8,194,000	Nuance Communications, Inc., 1.500%, 11/01/2035	13,468,622
1,705,000	Western Digital Corp., 1.500%, 2/01/2024	1,618,720

		23,760,470

	Total Convertible Bonds

	(Identified Cost $42,091,640)	42,015,079

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Municipals – 0.9%

	Michigan – 0.2%
$1,450,000	Michigan Tobacco Settlement Finance Authority, Series A, 7.309%, 6/01/2034	$1,480,885

	Virginia – 0.7%
4,080,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	4,211,090

	Total Municipals

	(Identified Cost $5,512,984)	5,691,975

	Total Bonds and Notes

	(Identified Cost $526,658,569)	525,605,666

Shares

Common Stocks – 10.0%

	Automobiles – 0.4%
341,305	Ford Motor Co.	2,273,091

	Chemicals – 0.2%
159,649	Hexion Holdings Corp., Class B(e)	1,586,592

	Diversified Telecommunication Services – 3.8%
836,745	AT&T, Inc.	23,855,600

	Electronic Equipment, Instruments & Components – 1.9%
375,812	Corning, Inc.	12,180,067

	Media – 0.0%
97,654	Clear Channel Outdoor Holdings, Inc.(e)	97,654
4,700	iHeartMedia, Inc., Class A(e)	38,164

		135,818

	Oil, Gas & Consumable Fuels – 0.1%
939	Battalion Oil Corp.(e)	7,418
271	Chesapeake Energy Corp.(e)	1,103
11,108	Paragon Offshore Ltd., Litigation Units, Class A(a)(b)(c)(d)(e)	—
16,662	Paragon Offshore Ltd., Litigation Units, Class B(b)(e)	83,310
31,317	Whiting Petroleum Corp.(e)	541,471

		633,302

	Pharmaceuticals – 3.6%
377,213	Bristol-Myers Squibb Co.	22,742,172

	Total Common Stocks

	(Identified Cost $70,251,132)	63,406,642

Preferred Stocks – 1.5%

Convertible Preferred Stocks – 1.4%

	Banking – 0.7%
2,844	Bank of America Corp., Series L, 7.250%	4,231,872

	Energy – 0.0%
10,213	Chesapeake Energy Corp., 4.500%(a)(c)(d)(e)	—
14,180	Chesapeake Energy Corp., 5.000%(a)(c)(d)(e)	—
660	Chesapeake Energy Corp., 5.750%, 144A(a)(c)(d)(e)	—

		—

	Midstream – 0.7%
96,065	El Paso Energy Capital Trust I, 4.750%	4,492,960

	Total Convertible Preferred Stocks

	(Identified Cost $8,653,390)	8,724,832

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
4,670	Union Electric Co., 4.500% (Identified Cost $246,342)	483,345

	Total Preferred Stocks

	(Identified Cost $8,899,732)	9,208,177

Warrants – 0.0%
35,319	iHeartMedia, Inc., Expiration on 5/1/2039(e) (Identified Cost $857,522)	278,137

Principal Amount (‡)

Short-Term Investments – 1.9%

645,083,591	Central Bank of Iceland, 0.000%, (ISK)(h)(j)	4,662,862

7,078,224	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $7,078,224 on 10/01/2020 collateralized by $6,936,200 U.S. Treasury Note, 1.125% due 2/28/2025 valued at $7,219,844 including accrued interest (Note 2 of Notes to Financial Statements)	7,078,224

	Total Short-Term Investments

	(Identified Cost $12,328,783)	11,741,086

	Total Investments – 96.4%

	(Identified Cost $618,995,738)	610,239,708

	Other assets less liabilities—3.6%	22,820,467

	Net Assets – 100.0%	$633,060,175

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Fixed Income Fund – continued

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 25.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(b)	Securities subject to restriction on resale. At September 30, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	$1,214,010	$408,927	0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	546,066	62,508	Less than 0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	1,445,707	—	—

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	73,304	—	—

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	1,466,032	83,310	Less than 0.1%

(c)	Illiquid security. (Unaudited)

(d)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $567,719 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(e)	Non-income producing security.

(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $4,370,513 or 0.7% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Perpetual bond with no specified maturity date.

(h)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(j)	Security callable by issuer at any time. No specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $122,202,717 or 19.3% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone

Industry Summary at September 30, 2020

Treasuries	14.0%
Automotive	7.7
Finance Companies	7.1
Banking	6.3
Technology	5.0
Cable Satellite	5.0
Healthcare	4.7
Diversified Telecommunication Services	3.8
Pharmaceuticals	3.7
Life Insurance	3.4
Independent Energy	3.0
Aerospace & Defense	3.0
Airlines	2.8
Midstream	2.6
Metals & Mining	2.1
Packaging	2.1
Other Investments, less than 2% each	18.2
Short-Term Investments	1.9

Total Investments	96.4
Other assets less liabilities	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.2% of Net Assets

	Australia – 1.6%
4,845,000	New South Wales Treasury Corp., Series 26, 4.000%, 5/20/2026, (AUD)(a)	$4,132,374
9,190,000	Queensland Treasury Corp., Series 27, 2.750%, 8/20/2027, 144A, (AUD)(a)	7,472,917

		11,605,291

	Belgium – 1.6%
4,530,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.700%, 2/01/2036(a)	5,472,331
305,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036	361,114
1,775,000	Anheuser-Busch InBev S.A., EMTN, 2.000%, 1/23/2035, (EUR)(a)	2,260,501
1,645,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050(a)	1,971,625
1,150,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029(a)	1,403,482

		11,469,053

	Bermuda – 0.4%
1,935,000	XLIT Ltd., (fixed rate to 6/29/2027, variable rate thereafter), 3.250%, 6/29/2047, (EUR)(a)	2,504,203

	Brazil – 3.5%
3,245,000	Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	3,293,058
23,233(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	4,709,748
16,075(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2029, (BRL)	3,305,500
3,525,000	Brazilian Government International Bond, 4.625%, 1/13/2028	3,821,135
3,045,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	2,923,200
530,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	503,235
2,705,000	Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	2,735,783
1,780,000	Republic of Brazil, 2.875%, 4/01/2021, (EUR)	2,103,435
1,660,000	Ultrapar International S.A, 5.250%, 6/06/2029, 144A	1,720,607

		25,115,701

	Canada – 1.5%
2,150,000	Alimentation Couche-Tard, Inc., 1.875%, 5/06/2026, (EUR)(a)	2,692,633
4,745,000	Canadian Government Bond, 2.000%, 6/01/2028, (CAD)(a)	3,979,201

	Canada – continued
2,585,000	Fairstone Financial Issuance Trust I, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)(a)	1,943,074
750,000	Ford Auto Securitization Trust, Series 2019-AA, Class A3, 2.552%, 9/15/2024, 144A, (CAD)(a)	580,050
760,000	Ford Auto Securitization Trust, Series 2019-BA, Class A2, 2.321%, 10/15/2023, 144A, (CAD)(a)	578,537
1,260,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	1,111,048

		10,884,543

	Chile – 0.3%
2,235,000	Engie Energia Chile S.A., 3.400%, 1/28/2030(a)	2,413,800

	China – 5.8%
77,630,000	China Government Bond, 1.990%, 4/09/2025, (CNY)(a)	10,953,902
16,600,000	China Government Bond, 2.680%, 5/21/2030, (CNY)(a)	2,352,188
22,000,000	China Government Bond, 3.390%, 3/16/2050, (CNY)(a)	2,970,964
27,700,000	China Government Bond, Series 1906, 3.290%, 5/23/2029, (CNY)(a)	4,109,875
31,000,000	China Government Bond, Series 1906, 3.290%, 5/23/2029, (CNY)(a)	4,599,499
33,630,000	China Government Bond, Series 1907, 3.250%, 6/06/2026, (CNY)(a)	5,009,334
17,000,000	China Government Bond, Series 1907, 3.250%, 6/06/2026, (CNY)(a)	2,532,223
58,890,000	China Government Bond, Series 1916, 3.120%, 12/05/2026, (CNY)(a)	8,691,386

		41,219,371

	Colombia – 1.0%
730,000	Colombia Telecomunicaciones S.A. E.S.P., 4.950%, 7/17/2030, 144A	759,200
19,798,100,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(a)	5,960,706

		6,719,906

	Czech – 0.6%
85,110,000	Czech Republic Government Bond, 2.400%, 9/17/2025, (CZK)(a)	4,030,652

	Denmark – 0.8%
33,175,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(a)	5,854,799

	Finland – 0.3%
2,015,000	Nokia OYJ, 4.375%, 6/12/2027(a)	2,139,678

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	France – 1.1%
$1,840,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(a)	$2,060,994
250,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A(a)	267,767
4,700,000	Unibail-Rodamco-Westfield SE, EMTN, 1.750%, 2/27/2034, (EUR)(a)	5,585,270

		7,914,031

	Germany – 0.9%
300,000	Allianz SE, (fixed rate to 9/25/2029, variable rate thereafter), 1.301%, 9/25/2049, (EUR)(a)	349,779
1,740,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 8/15/2026, (EUR)	2,127,341
2,630,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	2,657,453
235,000	Deutsche Telekom AG, EMTN, 1.750%, 12/09/2049, (EUR)(a)	292,791
520,000	Volkswagen Financial Services AG, EMTN, 3.375%, 4/06/2028, (EUR)(a)	707,101

		6,134,465

	India – 0.5%
3,455,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A(a)	3,642,850

	Indonesia – 1.0%
93,413,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)(a)	6,835,220

	Ireland – 0.4%
2,560,000	AIB Group PLC, 4.750%, 10/12/2023, 144A(a)	2,780,540

	Israel – 0.7%
14,660,000	State of Israel, 1.000%, 3/31/2030, (ILS)	4,394,903
755,000	Teva Pharmaceutical Finance Netherlands II BV, 1.125%, 10/15/2024, (EUR)	763,264

		5,158,167

	Italy – 6.1%
985,000	Atlantia SpA, EMTN, 1.625%, 2/03/2025, (EUR)	1,093,182
2,045,000	Atlantia SpA, EMTN, 1.875%, 7/13/2027, (EUR)	2,237,520
1,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A(a)	2,175,120
620,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	651,578
3,670,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	4,001,286
1,250,000	Intesa Sanpaolo SpA, Series XR, 4.000%, 9/23/2029, 144A(a)	1,354,870

	Italy – continued
18,045,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(a)	22,247,196
850,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	1,055,539
380,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	411,350
605,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	696,168
350,000	UniCredit SpA, 6.572%, 1/14/2022, 144A(a)	371,426
300,000	UniCredit SpA, (fixed rate to 1/15/2027, variable rate thereafter), 2.731%, 1/15/2032, (EUR)	331,510
340,000	UniCredit SpA, (fixed rate to 2/20/2024, variable rate thereafter), EMTN, 4.875%, 2/20/2029, (EUR)	422,029
1,465,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A(a)	1,558,321
4,095,000	UniCredit SpA, (fixed rate to 9/23/2024, variable rate thereafter), EMTN, 2.000%, 9/23/2029, (EUR)(a)	4,525,114

		43,132,209

	Japan – 6.5%
1,971,175,581(†††)	Japan Government CPI Linked Bond, 0.100%, 3/10/2029, (JPY)(a)	18,675,293
678,411,256(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(a)	6,426,175
271,150,000	Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	3,435,415
572,450,000	Japan Government Thirty Year Bond, Series 41, 1.700%, 12/20/2043, (JPY)(a)	6,887,801
480,200,000	Japan Government Thirty Year Bond, Series 51, 0.300%, 6/20/2046, (JPY)(a)	4,312,534
724,400,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(a)	6,738,194

		46,475,412

	Malaysia – 1.2%
28,630,000	Malaysia Government Bond, Series 0119, 3.906%, 7/15/2026, (MYR)(a)	7,442,952
5,040,000	Malaysia Government Bond, Series 0215, 3.795%, 9/30/2022, (MYR)(a)	1,258,108

		8,701,060

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Mexico – 3.9%
$2,120,000	America Movil SAB de CV, 2.875%, 5/07/2030(a)	$2,296,214
3,255,000	America Movil SAB de CV, 3.625%, 4/22/2029(a)	3,683,911
405,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	406,985
880,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	889,900
200,000	Cemex SAB de CV, 5.450%, 11/19/2029	202,250
250,000	Cemex SAB de CV, 5.700%, 1/11/2025	255,241
2,584,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(a)	2,748,751
665,000	Grupo Bimbo SAB de CV, 4.000%, 9/06/2049(a)	698,157
200,000	Grupo Bimbo SAB de CV, 4.700%, 11/10/2047(a)	233,290
234,271(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(a)	1,073,388
1,368,435(††††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(a)	7,317,567
1,025,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A(a)	1,194,125
190,000	Petroleos Mexicanos, 5.625%, 1/23/2046(a)	139,080
465,000	Petroleos Mexicanos, 6.350%, 2/12/2048(a)	349,913
910,000	Petroleos Mexicanos, 6.750%, 9/21/2047(a)	706,342
2,060,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026(a)	2,192,870
2,165,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(a)	2,304,643
655,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	722,144

		27,414,771

	Netherlands – 0.5%
440,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A(a)	481,672
2,765,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.300%, 6/18/2029, 144A(a)	3,187,300

		3,668,972

	New Zealand – 0.1%
1,045,000	New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	787,710

	Norway – 1.8%
320,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	310,340
2,520,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	2,478,355

	Norway – continued
45,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(a)	4,880,938
38,675,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(a)	4,344,835
9,420,000	Norway Government Bond, Series 477, 1.750%, 3/13/2025, 144A, (NOK)(a)	1,074,451

		13,088,919

	Poland – 0.7%
16,435,000	Republic of Poland Government Bond, Series 0726, 2.500%, 7/25/2026, (PLN)(a)	4,658,728

	Portugal – 0.3%
420,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	417,707
1,040,000	EDP Finance BV, 3.625%, 7/15/2024, 144A	1,131,088
350,000	EDP Finance BV, EMTN, 0.375%, 9/16/2026, (EUR)	412,737
125,000	EDP Finance BV, EMTN, 1.625%, 1/26/2026, (EUR)	157,306

		2,118,838

	South Africa – 1.6%
730,000	Anglo American Capital PLC, 5.375%, 4/01/2025, 144A(a)	839,139
1,035,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A(a)	1,270,380
190,570,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	9,250,656

		11,360,175

	Spain – 3.5%
3,400,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, (fixed rate to 1/16/2025, variable rate thereafter), 1.000%, 1/16/2030, (EUR)(a)	3,798,294
600,000	Banco Santander S.A., 4.250%, 4/11/2027(a)	678,338
2,600,000	Banco Santander S.A., 5.179%, 11/19/2025(a)	2,945,124
1,700,000	CaixaBank S.A., (fixed rate to 4/17/2025, variable rate thereafter), EMTN, 2.250%, 4/17/2030, (EUR)	2,012,171
400,000	CaixaBank S.A., (fixed rate to 7/14/2023, variable rate thereafter), EMTN, 2.750%, 7/14/2028, (EUR)	481,988
1,420,000	Grifols S.A., 1.625%, 2/15/2025, (EUR)	1,642,476
2,460,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(a)	3,373,968
2,835,000	Spain Government Bond, 2.700%, 10/31/2048, 144A, (EUR)(a)	4,692,502

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Spain – continued
2,835,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	$5,187,510

		24,812,371

	Supranationals – 0.7%
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,385,281
37,000,000,000	International Bank for Reconstruction & Development, EMTN, 8.400%, 10/12/2021, (IDR)(a)	2,559,763

		4,945,044

	Sweden – 0.5%
27,455,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(a)	3,243,184

	Switzerland – 0.4%
105,000	Argentum Netherlands BV for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2026, variable rate thereafter), 3.500%, 10/01/2046, (EUR)(a)	139,186
285,000	Cloverie PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 6/24/2026, variable rate thereafter), 5.625%, 6/24/2046(a)	329,817
1,765,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A(a)	2,037,675
510,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045(a)	546,946

		3,053,624

	Thailand – 0.3%
74,870,000	Thailand Government Bond, 1.600%, 12/17/2029, (THB)(a)	2,413,434

	United Arab Emirates – 0.6%
735,000	DP World Crescent Ltd., MTN, 4.848%, 9/26/2028(a)	813,719
1,180,000	DP World PLC, MTN, 4.700%, 9/30/2049(a)	1,191,800
1,755,000	DP World PLC, MTN, 5.625%, 9/25/2048(a)	2,000,700

		4,006,219

	United Kingdom – 7.9%
1,120,000	Aviva PLC, (fixed rate to 3/03/2035, variable rate thereafter), 4.000%, 6/03/2055, (GBP)(a)	1,514,618
1,300,000	Aviva PLC, EMTN, (fixed rate to 12/04/2025, variable rate thereafter), 3.375%, 12/04/2045, (EUR)(a)	1,637,919

	United Kingdom – continued
360,000	Aviva PLC, EMTN, (fixed rate to 9/12/2029, variable rate thereafter), 4.375%, 9/12/2049, (GBP)	$515,186
1,425,000	Barclays PLC, 4.337%, 1/10/2028(a)	1,586,823
1,050,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	1,037,652
1,680,000	Barclays PLC, EMTN, (fixed rate to 1/24/2025, variable rate thereafter), 1.375%, 1/24/2026, (EUR)	2,006,159
1,080,000	Barclays PLC, EMTN, (fixed rate to 2/07/2023, variable rate thereafter), 2.000%, 2/07/2028, (EUR)(a)	1,256,268
1,580,506	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 0.980%, 11/16/2066, 144A(a)(b)	1,584,407
3,490,000	British Telecommunications PLC, 3.250%, 11/08/2029, 144A(a)	3,736,489
1,535,000	British Telecommunications PLC, 5.125%, 12/04/2028(a)	1,849,942
100,000	British Telecommunications PLC, EMTN, 1.125%, 9/12/2029, (EUR)	117,506
1,370,000	Channel Link Enterprises Finance PLC, Series A7, (fixed rate to 6/20/2022, variable rate thereafter), 1.761%, 6/30/2050, (EUR)(a)	1,593,695
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)(a)	1,270,938
3,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(a)	3,796,455
2,268,000	Co-Operative Bank PLC (The), 4.750%, 11/11/2021, (GBP)(a)	3,043,976
840,393	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.700%, 8/25/2060, 144A(a)(b)	840,243
2,360,000	Heathrow Funding Ltd., EMTN, 1.875%, 3/14/2036, (EUR)(a)	2,569,358
2,030,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(a)(c)	2,069,831
1,070,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(a)(c)	1,089,613
190,000	Lanark Master Issuer PLC, Series 2020-1A, Class 2A, 3-month SONIA + 0.570%, 0.633%, 12/22/2069, 144A, (GBP)(a)(b)	243,350
2,250,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025(a)	2,448,843
460,000	Lloyds Banking Group PLC, (fixed rate to 3/18/2025, variable rate thereafter), EMTN, 4.500%, 3/18/2030, (EUR)(a)	596,075

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
130,000	Lloyds Banking Group PLC, (fixed rate to 9/07/2023, variable rate thereafter), EMTN, 1.750%, 9/07/2028, (EUR)	$153,082
1,405,000	Nationwide Building Society, (fixed rate to 7/25/2024, variable rate thereafter), EMTN, 2.000%, 7/25/2029, (EUR)(a)	1,683,104
1,660,000	NatWest Group PLC, 5.125%, 5/28/2024(a)	1,820,435
305,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)(a)	452,661
1,225,000	Penarth Master Issuer PLC, Series 2019-1A, Class A1, 1-month LIBOR + 0.540%, 0.690%, 7/18/2023, 144A(a)(b)	1,224,343
225,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	258,993
435,000	United Kingdom Gilt, 1.500%, 7/22/2047, (GBP)(a)	660,776
4,995,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	10,365,774
350,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(a)	697,706
2,035,000	Vodafone Group PLC, 5.250%, 5/30/2048(a)	2,630,894

		56,353,114

	United States – 37.6%
565,000	AEP Transmission Co. LLC, Series M, 3.650%, 4/01/2050(a)	658,869
560,000	AES Corp. (The), 3.950%, 7/15/2030, 144A(a)	618,778
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	2,779,342
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)(a)	3,886,429
155,000	Air Lease Corp., 2.250%, 1/15/2023(a)	155,983
25,000	Air Lease Corp., 3.250%, 3/01/2025	25,432
263,000	Air Lease Corp., 3.250%, 10/01/2029(a)	249,474
90,000	Air Lease Corp., 4.625%, 10/01/2028	93,018
845,000	Air Lease Corp., MTN, 3.000%, 2/01/2030(a)	786,900
275,000	Ally Financial, Inc., 3.875%, 5/21/2024	293,066
590,000	Ally Financial, Inc., 4.625%, 3/30/2025	648,083
360,000	Ally Financial, Inc., 5.800%, 5/01/2025	415,210
2,980,000	American Tower Corp., 2.400%, 3/15/2025(a)	3,149,339

	United States – continued
$717,000	AT&T, Inc., 3.550%, 9/15/2055, 144A	694,897
3,390,000	AT&T, Inc., 3.650%, 6/01/2051(a)	3,419,325
269,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	264,252
222,000	AT&T, Inc., 4.350%, 6/15/2045	248,733
1,390,000	AT&T, Inc., 4.500%, 3/09/2048	1,595,184
2,050,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	2,066,509
1,290,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A(a)	1,320,066
1,805,000	Bank of America Corp., (fixed rate to 2/13/2030, variable rate thereafter), MTN, 2.496%, 2/13/2031(a)	1,897,697
2,825,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031(a)	3,005,577
406,944	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	417,945
798,736	Bayview Opportunity Master Fund IVb Trust, Series 2019-RN4, Class A1, 3.278%, 10/28/2034, 144A(a)(c)	796,161
85,000	Boeing Co. (The), 2.250%, 6/15/2026	82,737
160,000	Boeing Co. (The), 3.100%, 5/01/2026(a)	159,606
10,000	Boeing Co. (The), 3.250%, 2/01/2035	9,400
120,000	Boeing Co. (The), 3.550%, 3/01/2038(a)	109,313
40,000	Boeing Co. (The), 3.625%, 3/01/2048	35,152
485,000	Boeing Co. (The), 3.750%, 2/01/2050(a)	442,567
195,000	Boeing Co. (The), 3.825%, 3/01/2059(a)	171,876
235,000	Boeing Co. (The), 3.850%, 11/01/2048(a)	215,337
560,000	Boeing Co. (The), 3.950%, 8/01/2059(a)	506,947
210,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	254,054
2,270,000	Boston Scientific Corp., 0.625%, 12/01/2027, (EUR)(a)	2,646,051
94,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, 1/15/2028	101,563
300,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	332,372
1,635,000	Broadcom, Inc., 4.300%, 11/15/2032	1,867,809

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$265,000	Broadcom, Inc., 4.750%, 4/15/2029	$308,740
3,735,000	Broadcom, Inc., 5.000%, 4/15/2030(a)	4,405,796
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	652,344
2,290,000	Centene Corp., 3.375%, 2/15/2030	2,375,875
4,051,000	Centene Corp., 4.625%, 12/15/2029(a)	4,369,652
2,910,000	Centene Corp., 3.000%, 10/15/2030	2,968,782
400,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	416,006
805,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	795,574
1,090,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	1,239,476
3,525,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029(a)	4,225,007
905,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	1,049,305
1,860,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.125%, 4/01/2025, 144A(a)	2,187,657
1,667,516	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(c)	1,686,221
1,162,594	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(a)(c)	1,167,775
4,047,495	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(a)(c)	4,115,245
1,688,799	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)(c)	1,707,968
1,945,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031(a)	2,331,523
2,930,000	Citigroup, Inc., Series MPLE, 4.090%, 6/09/2025, (CAD)(a)	2,405,458

	United States – continued
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A(a)	2,462,815
3,475,000	Constellation Brands, Inc., 3.150%, 8/01/2029(a)	3,793,313
405,000	Constellation Brands, Inc., 3.750%, 5/01/2050(a)	452,214
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)(a)	5,642,213
1,933,320	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.311%, 8/25/2062, 144A(a)(c)	1,948,119
1,377,834	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.120%, 12/26/2059, 144A(a)(c)	1,321,369
660,000	CVS Health Corp., 3.250%, 8/15/2029(a)	726,005
885,000	CVS Health Corp., 4.100%, 3/25/2025(a)	999,723
475,000	Dell International LLC/EMC Corp., 5.300%, 10/01/2029, 144A	544,777
2,755,000	Dell International LLC/EMC Corp., 6.200%, 7/15/2030, 144A(a)	3,300,638
1,675,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.500%, 10/20/2025, 144A	1,719,978
355,509	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	368,884
5,240,000	Diamondback Energy, Inc., 3.500%, 12/01/2029(a)	5,079,785
1,180,000	Dominion Energy, Inc., Class C, 3.375%, 4/01/2030(a)	1,330,485
745,000	Duke Realty LP, 2.875%, 11/15/2029(a)	812,677
1,300,000	Energy Transfer Operating LP, 5.150%, 3/15/2045(a)	1,177,013
1,255,000	Enterprise Products Operating LLC, 2.800%, 1/31/2030(a)	1,335,893
295,000	Enterprise Products Operating LLC, 3.125%, 7/31/2029(a)	321,202
160,000	Enterprise Products Operating LLC, 3.700%, 1/31/2051(a)	157,780
300,000	Enterprise Products Operating LLC, 4.150%, 10/16/2028(a)	350,917
130,000	FedEx Corp., 4.050%, 2/15/2048(a)	149,288
585,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A(a)	635,839
2,367,862	FHLMC, 4.000%, with various maturities from 2046 to 2048(a)(d)	2,575,616
889,548	FHLMC, 4.500%, with various maturities from 2044 to 2048(a)(d)	992,138
775,000	Fidelity National Information Services, Inc., 1.000%, 12/03/2028, (EUR)(a)	931,710
582,220	FNMA, 3.000%, 11/01/2046(a)	611,983
2,106,552	FNMA, 3.500%, with various maturities from 2045 to 2048(a)(d)	2,257,071
496,626	FNMA, 4.000%, 10/01/2047(a)	534,670

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,742,754	FNMA, 4.500%, with various maturities from 2043 to 2047(a)(d)	$1,928,701
955,000	Freeport-McMoRan, Inc., 4.125%, 3/01/2028	966,937
990,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	1,014,750
125,000	Freeport-McMoRan, Inc., 5.000%, 9/01/2027	130,569
615,000	GATX Corp., 4.000%, 6/30/2030(a)	708,439
976,364	GCAT LLC, Series 2020-1, Class A1, 2.981%, 1/26/2060, 144A(a)(c)	960,356
1,415,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A(a)	1,520,933
2,080,000	General Electric Co., 4.350%, 5/01/2050(a)	2,120,790
2,995,000	General Motors Co. , 6.125%, 10/01/2025(a)	3,479,168
315,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)(a)	368,049
1,010,798	GNMA, 1-month LIBOR + 1.770%, 1.948%, 5/20/2064(a)(b)	1,058,303
864,541	GNMA, 1-month LIBOR + 2.002%, 2.180%, 11/20/2064(a)(b)	926,775
1,064,495	GNMA, 1-month LIBOR + 2.057%, 2.235%, 11/20/2064(a)(b)	1,135,789
1,993,350	GNMA, 1-month LIBOR + 2.313%, 2.491%, 10/20/2063(a)(b)	2,101,826
1,839	GNMA, 3.890%, 6/20/2062(a)(c)	1,845
148,536	GNMA, 3.905%, 1/20/2063(a)(c)	152,015
225,987	GNMA, 4.481%, 4/20/2065(a)(c)	253,251
1,481,928	GNMA, 4.567%, 2/20/2065(a)(c)	1,643,739
5,062	GNMA, 4.630%, 12/20/2061(a)(c)	5,180
1,291,409	GNMA, 4.644%, 7/20/2064(a)(c)	1,420,404
1,381,468	GNMA, 4.654%, 7/20/2064(a)(c)	1,524,826
2,539,079	GNMA, 4.664%, 5/20/2064(a)(c)	2,784,502
260,000	HCA, Inc., 3.500%, 9/01/2030	264,909
800,000	IQVIA, Inc., 2.250%, 1/15/2028, (EUR)	916,668
715,000	Keurig Dr Pepper, Inc., 3.430%, 6/15/2027(a)	796,088
2,085,000	Keurig Dr Pepper, Inc., 3.800%, 5/01/2050(a)	2,398,835
90,000	Kinder Morgan, Inc., 5.050%, 2/15/2046(a)	101,608
3,660,000	Kraft Heinz Foods Co., 3.750%, 4/01/2030, 144A(a)	3,866,085
845,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	867,029
2,438,476	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(a)(c)	2,438,493
2,205,539	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)(c)	2,211,129
60,000	Lennar Corp., 5.000%, 6/15/2027	67,800

	United States – continued
920,000	Nutrition & Biosciences, Inc., 2.300%, 11/01/2030, 144A	927,744
1,825,000	Nutrition & Biosciences, Inc., 3.468%, 12/01/2050, 144A	1,842,661
1,356,678	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072%, 12/26/2059, 144A(a)(c)	1,377,007
895,000	Owens Corning, 3.875%, 6/01/2030(a)	1,013,097
906,116	Preston Ridge Partners Mortgage LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024, 144A(a)(c)	903,443
1,335,850	Preston Ridge Partners Mortgage LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(a)(c)	1,337,704
771,639	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)(c)	768,854
1,595,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)(a)	1,867,335
530,000	Prologis Euro Finance LLC, 0.375%, 2/06/2028, (EUR)(a)	624,611
515,000	Prologis LP, 2.125%, 10/15/2050	463,730
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)(a)	5,069,085
670,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	705,952
115,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	113,994
510,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	503,625
11,915	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(a)(c)	12,009
1,885,000	Regency Centers LP, 3.700%, 6/15/2030(a)	2,069,281
575,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	647,710
1,585,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024(a)	1,629,522
875,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026(a)	936,320
730,000	Simon Property Group LP, 2.450%, 9/13/2029(a)	724,861
535,000	Simon Property Group LP, 3.250%, 9/13/2049(a)	490,657
68,798	SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX, 3.080%, 1/25/2048, 144A(a)	69,154
4,110,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A(a)	4,663,288
1,645,000	T-Mobile USA, Inc., 4.375%, 4/15/2040, 144A(a)	1,928,220
865,000	Thermo Fisher Scientific, Inc., EMTN, 1.875%, 10/01/2049, (EUR)(a)	1,020,406

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$649,019	Towd Point HE Trust, Series 2019-HE1, Class A1, 1-month LIBOR + 0.900%, 1.048%, 4/25/2048, 144A(a)(b)	$646,535
2,220,000	U.S. Treasury Bond, 1.250%, 5/15/2050	2,110,387
5,040,000	U.S. Treasury Bond, 2.875%, 5/15/2043(a)(e)	6,592,753
12,080,000	U.S. Treasury Note, 0.125%, 5/31/2022(a)	12,079,056
3,485,000	U.S. Treasury Note, 0.125%, 7/31/2022	3,485,000
5,665,000	U.S. Treasury Note, 0.250%, 8/31/2025	5,660,574
14,195,000	U.S. Treasury Note, 0.625%, 5/15/2030(a)	14,152,859
13,675,000	U.S. Treasury Note, 1.500%, 8/31/2021(a)	13,845,937
420,000	U.S. Treasury Note, 1.500%, 2/15/2030	453,337
700,000	UMBS® (TBA), 2.500%, 11/01/2050(f)	733,265
1,005,926	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027(a)	766,042
1,284,913	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027(a)	969,171
565,000	Upjohn Finance BV, 1.362%, 6/23/2027, (EUR)	679,133
2,660,000	Upjohn Finance BV, 1.908%, 6/23/2032, (EUR)(a)	3,253,133
991,000	Valvoline, Inc., 4.250%, 2/15/2030, 144A	1,010,820
2,005,704	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(a)(c)	2,008,001
965,318	Vericrest Opportunity Loan Trust, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(a)(c)	967,725
392,291	Vericrest Opportunity Loan Trust, Series 2020-NPL1, Class A1A, 3.228%, 1/25/2050, 144A(a)(c)	393,038
861,160	Vericrest Opportunity Loan Trust, Series 2020-NPL2, Class A1A, 2.981%, 2/25/2050, 144A(a)(c)	861,160
2,303,166	Vericrest Opportunity Loan Trust, Series 2020-NPL3, Class A1A, 2.981%, 2/25/2050, 144A(a)(c)	2,303,166
570,000,000	Walmart, Inc., 0.183%, 7/15/2022, (JPY)(a)	5,383,785

	United States – continued
260,000	Walt Disney Co. (The), 3.600%, 1/13/2051(a)	292,996

		267,857,506

	Total Bonds and Notes

	(Identified Cost $650,772,749)	684,513,560

	Total Purchased Options – 0.0%

	(Identified Cost $106,272) (see detail below)	37,204

Short-Term Investments – 1.9%

12,786,095	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $12,786,095 on 10/01/2020 collateralized by $13,042,900 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $13,041,883 including accrued interest (Note 2 of Notes to Financial Statements)	12,786,095
710,000	U.S. Treasury Bills, 0.114%, 1/07/2021(g)	709,814

	Total Short-Term Investments

	(Identified Cost $13,495,874)	13,495,909

	Total Investments – 98.1%

	(Identified Cost $664,374,895)	698,046,673

	Other assets less liabilities—1.9%	13,682,136

	Net Assets – 100.0%	$711,728,809

Purchased Options – 0.0%
Description	Expiration Date	Exercise Price	Units of Currency	Notional Amount	Cost	Value (†)

Over-the-Counter Options on Currency – 0.0%

EUR Call(h)(i)	10/15/2020	1.19	5,824,000	$8,125,734	$70,142	$7,750

JPY Call(i)(j)	2/16/2021	97.00	9,010,000	8,286,825	36,130	29,454

Total					$106,272	$37,204

Written Options – (0.0%)
Description	Expiration Date	Exercise Price	Units of Currency	Notional Amount	Premiums (Received)	Value (†)

Over-the-Counter Options on Currency – (0.0%)

EUR Call(h)	10/15/2020	1.2125	(5,824,000)	$(8,279,371)	$(32,227)	$(1,086)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(†††)	Amount shown represents principal amount including inflation adjustments.

(††††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(b)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.

(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(f)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(h)	Counterparty is HSBC Bank USA.

(i)	Non-income producing security.

(j)	Counterparty is Credit Suisse International.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $158,807,561 or 22.3% of net assets.

ABS	Asset-Backed Securities
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SONIA	Sterling Overnight Index
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

At September 30, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/02/2020	BRL	S	33,596,000	$6,031,706	$5,971,772	$59,934
Citibank N.A.	12/17/2020	ZAR	S	72,730,000	4,323,479	4,303,386	20,093
Credit Suisse International	12/16/2020	CHF	B	3,258,000	3,576,031	3,545,248	(30,783)
Credit Suisse International	12/16/2020	JPY	B	2,987,384,000	28,167,668	28,354,468	186,800
Credit Suisse International	12/16/2020	JPY	S	30,024,000	283,899	284,970	(1,071)
Credit Suisse International	12/16/2020	KRW	B	9,280,531,000	7,800,732	7,935,910	135,178
HSBC Bank USA	12/16/2020	CAD	B	5,496,000	4,180,612	4,128,894	(51,718)
HSBC Bank USA	12/16/2020	COP	S	14,472,575,000	3,885,516	3,766,994	118,522
HSBC Bank USA	12/16/2020	SGD	B	6,526,000	4,768,254	4,781,246	12,992
Morgan Stanley Capital Services, Inc.	12/16/2020	GBP	B	9,228,000	11,835,325	11,912,963	77,638
Standard Chartered Bank	12/16/2020	EUR	B	41,903,000	49,416,795	49,211,967	(204,828)
UBS AG	12/16/2020	AUD	B	1,797,000	1,266,317	1,287,360	21,043

Total							$343,800

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

At September 30, 2020, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	12/16/2020	SEK	3,770,000	EUR	363,195	$426,545	$5,199
Credit Suisse International	12/16/2020	IDR	21,947,060,000	JPY	155,201,612	1,473,081	8,292
Credit Suisse International	12/16/2020	PLN	13,192,000	EUR	2,907,072	3,414,140	582
HSBC Bank USA	12/16/2020	NOK	32,000,000	EUR	3,013,418	3,539,036	107,662
UBS AG	12/17/2020	ZAR	80,905,000	EUR	4,070,202	4,780,295	(6,800)

Total							$114,935

At September 30, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2020	129	$16,255,228	$16,258,031	$2,803
10 Year Japan Government Bond	12/14/2020	17	24,476,905	24,518,750	41,845
Euro-Buxl® 30 Year Bond	12/08/2020	39	10,095,348	10,182,164	86,816
German Euro BOBL	12/08/2020	157	24,864,547	24,881,366	16,819
UK Long Gilt	12/29/2020	101	17,700,930	17,738,573	37,643
Ultra Long U.S. Treasury Bond	12/21/2020	20	4,482,691	4,436,250	(46,441)

Total					$139,485

At September 30, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2020	79	$11,024,046	$11,022,969	$1,077
30 Year U.S. Treasury Bond	12/21/2020	149	26,292,561	26,265,906	26,655
German Euro Bund	12/08/2020	26	5,311,741	5,320,014	(8,273)
Ultra 10 Year U.S. Treasury Note	12/21/2020	219	34,998,231	35,022,891	(24,660)

Total					$(5,201)

Industry Summary at September 30, 2020

Treasuries	39.2%
Banking	9.4
ABS Home Equity	5.0
Food & Beverage	4.4
Technology	3.3
Mortgage Related	3.3
Wireless	3.1
Local Authorities	2.4
Other Investments, less than 2% each	26.1
Short-Term Investments	1.9

Total Investments	98.1
Other assets less liabilities (including open written options, forward foreign currency and futures contracts)	1.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Bond Fund – continued

Currency Exposure Summary at September 30, 2020

United States Dollar	50.7%
Euro	13.8
Japanese Yen	9.8
Yuan Renminbi	5.8
British Pound	2.5
Other, less than 2% each	15.5

Total Investments	98.1
Other assets less liabilities (including open written options, forward foreign currency and futures contracts)	1.9

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 97.6% of Net Assets

	Aerospace & Defense – 0.3%
$190,000	General Dynamics Corp., 3.500%, 4/01/2027	$218,442
115,000	Raytheon Technologies Corp., 3.125%, 7/01/2050	122,657

		341,099

	Airlines – 0.5%
445,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	456,343
210,000	Southwest Airlines Co., 5.125%, 6/15/2027	229,554

		685,897

	Automotive – 0.7%
35,000	Ford Motor Co., 4.750%, 1/15/2043	31,690
85,000	Ford Motor Co., 5.291%, 12/08/2046	79,741
45,000	Ford Motor Co., 7.450%, 7/16/2031	51,919
40,000	General Motors Co., 5.200%, 4/01/2045	43,086
360,000	General Motors Co., 5.950%, 4/01/2049	421,825
115,000	General Motors Co., 6.250%, 10/02/2043	136,282
110,000	General Motors Co., 6.800%, 10/01/2027	133,974

		898,517

	Banking – 3.3%
345,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	342,933
335,000	Barclays PLC, (fixed rate to 6/24/2030, variable rate thereafter), 2.645%, 6/24/2031	334,615
370,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	365,649
365,000	BNP Paribas S.A., (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A	354,196
250,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A	288,622
1,000,000	Deutsche Bank AG, (fixed rate to 10/30/2025, variable rate thereafter), 6.000%(a)	863,450
260,000	Deutsche Bank AG, (fixed rate to 4/08/2030, variable rate thereafter), 5.882%, 7/08/2031	268,036
210,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	212,192
445,000	Natwest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	426,946
200,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	213,880
355,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	357,181

	Banking – continued
200,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	203,750

		4,231,450

	Brokerage – 0.9%
355,000	BGC Partners, Inc., 4.375%, 12/15/2025, 144A	360,261
495,000	Brookfield Finance, Inc., 3.500%, 3/30/2051	489,098
265,000	KKR Group Finance Co. VIII LLC, 3.500%, 8/25/2050, 144A	270,045

		1,119,404

	Diversified Manufacturing – 0.1%
35,000	General Electric Co., 3.625%, 5/01/2030	36,246
65,000	General Electric Co., 4.350%, 5/01/2050	66,275

		102,521

	Electric – 0.1%
80,000	Southern Co. (The), (fixed rate to 10/15/2025, variable rate thereafter), 4.000%, 1/15/2051	80,268

	Finance Companies – 0.2%
245,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 9/15/2023	252,485
50,000	GATX Corp., 4.000%, 6/30/2030	57,597

		310,082

	Food & Beverage – 0.3%
330,000	Mondelez International, Inc., 1.875%, 10/15/2032	329,224

	Health Insurance – 0.3%
220,000	Anthem, Inc., 3.125%, 5/15/2050	224,228
85,000	Humana, Inc., 3.950%, 8/15/2049	101,639

		325,867

	Healthcare – 0.8%
30,000	Cigna Corp., 2.400%, 3/15/2030	31,114
75,000	Cigna Corp., 3.200%, 3/15/2040	79,506
115,000	CVS Health Corp., 3.250%, 8/15/2029	126,501
730,000	Fresenius Medical Care U.S. Finance III, Inc., 2.375%, 2/16/2031, 144A	721,759

		958,880

	Integrated Energy – 0.2%
45,000	Chevron Corp., 3.078%, 5/11/2050	48,106
150,000	Exxon Mobil Corp., 3.452%, 4/15/2051	164,813

		212,919

	Life Insurance – 0.5%
210,000	Athene Holding Ltd., 6.150%, 4/03/2030	249,380
250,000	Belrose Funding Trust, 2.330%, 8/15/2030, 144A	247,065

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$160,000	Empower Finance LP, 3.075%, 9/17/2051, 144A	$166,148

		662,593

	Media Entertainment – 0.2%
90,000	ViacomCBS, Inc., 4.950%, 1/15/2031	108,221
175,000	ViacomCBS, Inc., 4.950%, 5/19/2050	205,338

		313,559

	Metals & Mining – 0.4%
200,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	204,386
330,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	320,849

		525,235

	Midstream – 0.7%
195,000	Boardwalk Pipelines LP, 3.400%, 2/15/2031	191,130
60,000	Enterprise Products Operating LLC, 3.200%, 2/15/2052	55,446
365,000	MPLX LP, 2.650%, 8/15/2030	356,263
35,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	33,939
175,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	197,129

		833,907

	Pharmaceuticals – 0.4%
500,000	Gilead Sciences, Inc., 2.800%, 10/01/2050	494,121

	Property & Casualty Insurance – 0.2%
245,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	243,004

	Railroads – 0.0%
15,000	Canadian Pacific Railway Co., 2.050%, 3/05/2030	15,627

	Refining – 0.1%
100,000	HollyFrontier Corp., 4.500%, 10/01/2030	97,014

	REITs – Regional Malls – 0.1%
125,000	Simon Property Group LP, 3.800%, 7/15/2050	126,914

	REITs – Single Tenant – 0.1%
170,000	Spirit Realty LP, 3.200%, 2/15/2031	165,900

	Retailers – 0.1%
165,000	Home Depot, Inc. (The), 2.500%, 4/15/2027	179,343
10,000	Home Depot, Inc. (The), 3.350%, 4/15/2050	11,576

		190,919

	Sovereigns – 0.7%
225,000	Abu Dhabi Government International Bond, 2.700%, 9/02/2070, 144A	218,635

	Sovereigns – continued
200,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A	244,000
485,000	Panama Government International Bond, 2.252%, 9/29/2032	488,637

		951,272

	Technology – 1.3%
60,000	Apple, Inc., 1.650%, 5/11/2030	62,152
235,000	Broadcom, Inc., 5.000%, 4/15/2030	277,205
100,000	Dell International LLC/EMC Corp., 6.200%, 7/15/2030, 144A	119,805
535,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	706,849
80,000	Jabil, Inc., 3.000%, 1/15/2031	81,677
110,000	Microchip Technology, Inc., 4.250%, 9/01/2025, 144A	114,131
310,000	Micron Technology, Inc., 2.497%, 4/24/2023	321,921

		1,683,740

	Transportation Services – 0.3%
115,000	FedEx Corp., 5.250%, 5/15/2050	155,372
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	197,143

		352,515

	Treasuries – 84.1%
5,340,439	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(b)	6,312,288
772,690	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(b)	1,029,438
682,845	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2048(b)	943,286
6,125,525	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(b)	8,560,501
2,320,573	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)	3,524,869
5,965,232	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)	6,071,022
33,086,661	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2025(b)	35,214,460
1,740,008	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(b)	1,887,568
18,355,605	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2030(b)	20,291,547
1,716,628	U.S. Treasury Inflation Indexed Note, 0.250%, 7/15/2029(b)	1,920,724
14,611,995	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(b)	16,079,473
1,867,615	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(b)	2,059,009
2,234,345	U.S. Treasury Inflation Indexed Note, 0.750%, 7/15/2028(b)	2,574,792
789,989	U.S. Treasury Inflation Indexed Note, 0.875%, 1/15/2029(b)	920,492

		107,389,469

	Wireless – 0.7%
740,000	T-Mobile USA, Inc., 2.550%, 2/15/2031, 144A	765,611

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$75,000	T-Mobile USA, Inc., 4.500%, 4/15/2050, 144A	$89,976

		855,587

	Wirelines – 0.0%
30,000	Verizon Communications, Inc., 4.000%, 3/22/2050	36,934

	Total Bonds and Notes

	(Identified Cost $120,038,140)	124,534,438

Short-Term Investments – 2.8%

3,571,908	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $3,571,908 on 10/01/2020 collateralized by $3,643,700 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $3,643,416 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,571,908)	3,571,908

	Total Investments – 100.4%

	(Identified Cost $123,610,048)	128,106,346

	Other assets less liabilities—(0.4)%	(460,767)

	Net Assets – 100.0%	$127,645,579

(†)	See Note 2 of Notes to Financial Statements.

(a)	Perpetual bond with no specified maturity date.

(b)	Treasury Inflation Protected Security (TIPS).

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $6,603,884 or 5.2% of net assets.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2020

Treasuries	84.1%
Banking	3.3
Other Investments, less than 2% each	10.2
Short-Term Investments	2.8

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.3% of Net Assets

Non-Convertible Bonds – 74.3%

	Aerospace & Defense – 3.5%
$85,000	Boeing Co. (The), 3.100%, 5/01/2026	$84,791
30,000	Boeing Co. (The), 3.250%, 2/01/2035	28,199
195,000	Boeing Co. (The), 3.550%, 3/01/2038	177,633
15,000	Boeing Co. (The), 3.625%, 3/01/2048	13,182
110,000	Boeing Co. (The), 3.750%, 2/01/2050	100,376
390,000	Boeing Co. (The), 3.850%, 11/01/2048	357,369
770,000	Boeing Co. (The), 3.950%, 8/01/2059	697,053
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	74,586
1,930,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,423,896
4,535,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	3,439,525
115,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	109,193
1,165,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	1,197,441
1,072,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	1,218,714
2,209,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	2,743,158
2,610,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 2.015%, 2/15/2067, 144A(a)	1,814,629
770,000	TransDigm, Inc., 5.500%, 11/15/2027	740,008
625,000	TransDigm, Inc., 6.500%, 5/15/2025	623,047
55,000	TransDigm, Inc., 7.500%, 3/15/2027	57,107
3,020,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	3,284,250

		18,184,157

	Airlines – 2.0%
217,776	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	195,713
80,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	40,562
3,570,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	2,427,600
592,071	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	410,667
1,707,265	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	1,086,117
2,605,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	2,513,825

	Airlines – continued
$21,712	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	$21,507
2,230,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	2,321,988
1,565,672	U.S. Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	1,276,164
209,834	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	192,737

		10,486,880

	Automotive – 2.9%
1,000,000	Dana, Inc., 5.375%, 11/15/2027	1,025,000
5,860,000	Ford Motor Co., 4.750%, 1/15/2043	5,305,790
240,000	Ford Motor Co., 5.291%, 12/08/2046	225,150
400,000	General Motors Co., 5.200%, 4/01/2045	430,866
185,000	General Motors Co., 6.250%, 10/02/2043	219,237
2,700,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	2,558,250
3,375,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	3,279,217
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,168,898

		15,212,408

	Banking – 1.3%
3,345,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	3,722,985
1,145,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,090,349
1,780,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	1,813,375

		6,626,709

	Brokerage – 0.5%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	362,688
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	2,001,423

		2,364,111

	Building Materials – 0.8%
3,350,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	3,391,875
525,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	535,001
178,000	Masco Corp., 6.500%, 8/15/2032	230,749

		4,157,625

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – 3.3%
$1,865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	$1,962,390
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	72,013
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	314,970
3,215,000	CSC Holdings LLC, 5.250%, 6/01/2024	3,448,087
370,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	390,813
2,205,000	DISH DBS Corp., 5.000%, 3/15/2023	2,249,100
2,686,000	DISH DBS Corp., 5.875%, 11/15/2024	2,754,493
1,720,000	DISH DBS Corp., 7.750%, 7/01/2026	1,890,899
170,000	Time Warner Cable LLC, 4.500%, 9/15/2042	184,665
3,718,000	Ziggo BV, 5.500%, 1/15/2027, 144A	3,894,605

		17,162,035

	Chemicals – 1.5%
1,025,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	1,035,250
4,738,000	Hercules LLC, 6.500%, 6/30/2029	4,750,935
750,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	760,313
1,330,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	1,367,612

		7,914,110

	Construction Machinery – 0.3%
330,000	United Rentals North America, Inc., 4.875%, 1/15/2028	346,500
1,140,000	United Rentals North America, Inc., 5.875%, 9/15/2026	1,201,275

		1,547,775

	Consumer Cyclical Services – 0.4%
1,902,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	2,075,557

	Diversified Manufacturing – 0.0%
260,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(b)	207,158

	Electric – 0.6%
185,000	AES Corp. (The), 5.500%, 4/15/2025	190,709
190,000	Edison International, 4.950%, 4/15/2025	207,974
2,430,000	NRG Energy, Inc., 7.250%, 5/15/2026	2,586,176

		2,984,859

	Finance Companies – 7.2%
$1,000,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 2.025%, 1/15/2067, 144A(a)(c)(d)(e)	$320,948
2,240,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	2,364,452
17,880,000	Navient Corp., MTN, 5.625%, 8/01/2033	15,048,255
5,345,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,385,087
325,000	Navient Corp., MTN, 7.250%, 1/25/2022	333,125
1,725,000	OneMain Finance Corp., 6.875%, 3/15/2025	1,914,189
1,535,000	OneMain Finance Corp., 7.125%, 3/15/2026	1,714,902
805,000	OneMain Finance Corp., 8.250%, 10/01/2023	893,550
4,320,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	4,376,290
4,815,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	5,073,373

		37,424,171

	Financial Other – 1.4%
2,020,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	2,017,475
5,010,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	5,373,225

		7,390,700

	Food & Beverage – 0.4%
2,005,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	2,057,270

	Gaming – 0.3%
1,570,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	1,683,825

	Government Owned – No Guarantee – 0.1%
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	336,002

	Healthcare – 9.5%
1,000,000	CHS/Community Health Systems, Inc., 6.625%, 2/15/2025, 144A	967,500
2,825,000	HCA, Inc., 5.875%, 5/01/2023	3,075,140
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,243,388
4,660,000	HCA, Inc., 7.500%, 11/06/2033	6,197,800
620,000	HCA, Inc., 7.690%, 6/15/2025	728,500
375,000	HCA, Inc., 8.360%, 4/15/2024	441,563
2,945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,511,912
3,875,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,940,625
4,745,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	4,789,128
4,810,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	4,677,725
5,520,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	5,796,000
10,334,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	10,127,320

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$910,000	Tenet Healthcare Corp., 7.000%, 8/01/2025	$936,663
1,395,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,551,100

		48,984,364

	Home Construction – 1.5%
2,820,000	Beazer Homes USA, Inc., 5.875%, 10/15/2027	2,855,250
1,120,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	1,201,200
400,000	PulteGroup, Inc., 6.000%, 2/15/2035	494,000
1,970,000	TRI Pointe Group, Inc., 5.250%, 6/01/2027	2,102,975
1,000,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,080,000

		7,733,425

	Independent Energy – 8.5%
1,846,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	1,818,310
870,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	491,550
1,000,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(c)(f)(g)	40,640
2,835,000	Chesapeake Energy Corp., 8.000%, 1/15/2025(c)(f)(g)	104,668
4,250,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(c)(f)(g)	143,438
1,885,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,738,912
2,095,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,996,535
1,289,000	Continental Resources, Inc., 5.000%, 9/15/2022	1,279,436
3,690,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A(c)(f)(g)	627,300
5,499,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	5,114,070
1,540,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(c)(f)(g)	7,392
7,305,000	Montage Resources Corp., 8.875%, 7/15/2023	7,423,706
3,410,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	3,512,300
565,000	QEP Resources, Inc., 5.250%, 5/01/2023	411,038
430,000	Range Resources Corp., 4.875%, 5/15/2025	388,118
5,560,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	5,268,100
2,991,000	SM Energy Co., 10.000%, 1/15/2025, 144A	2,854,341
6,345,000	Southwestern Energy Co., 6.450%, 1/23/2025	6,146,719
6,905,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	4,626,350

	Independent Energy – continued
$90,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	$61,200

		44,054,123

	Life Insurance – 0.6%
280,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	423,634
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,488,181

		2,911,815

	Media Entertainment – 0.7%
1,740,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,713,900
1,810,000	ViacomCBS, Inc., 4.950%, 5/19/2050	2,123,776

		3,837,676

	Metals & Mining – 4.4%
2,520,000	Allegheny Technologies, Inc., 7.875%, 8/15/2023	2,576,977
5,720,000	Carpenter Technology Corp., 6.375%, 7/15/2028	5,986,690
3,894,000	Commercial Metals Co., 5.375%, 7/15/2027	4,107,002
1,660,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	1,599,825
4,530,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	4,534,077
200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	197,822
1,690,000	Kaiser Aluminum Corp., 6.500%, 5/01/2025, 144A	1,742,035
3,055,000	United States Steel Corp., 6.650%, 6/01/2037	1,878,825

		22,623,253

	Midstream – 2.7%
800,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	780,440
5,415,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,698,911
4,635,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	4,845,893
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	119,000
3,465,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	2,308,556
885,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(b)(c)(f)(g)	111,802

		13,864,602

	Oil Field Services – 0.4%
285,000	Noble Holding International Ltd., 7.750%, 1/15/2024(c)(f)(g)	1,630

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Oil Field Services – continued
$250,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A(f)	$60,788
3,410,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,346,950
3,760,000	Transocean, Inc., 6.800%, 3/15/2038(c)(g)	498,200
250,000	Transocean, Inc., 7.500%, 4/15/2031	33,750
1,805,000	Valaris PLC, 7.750%, 2/01/2026(c)(f)(g)	91,459

		2,032,777

	Packaging – 0.7%
1,375,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	1,489,297
1,830,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	2,022,150

		3,511,447

	Property & Casualty Insurance – 2.3%
1,920,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.535%, 1/15/2033, 144A(a)(h)	672,000
2,835,000	MGIC Investment Corp., 5.250%, 8/15/2028	2,924,090
7,955,000	Radian Group, Inc., 6.625%, 3/15/2025	8,392,525

		11,988,615

	REITs – Diversified – 0.1%
275,000	iStar, Inc., 4.750%, 10/01/2024	266,063

	REITs – Health Care – 0.4%
1,815,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	1,892,500

	REITs – Hotels – 0.2%
45,000	Service Properties Trust, 3.950%, 1/15/2028	37,350
470,000	Service Properties Trust, 4.350%, 10/01/2024	425,350
135,000	Service Properties Trust, 4.500%, 6/15/2023	132,392
75,000	Service Properties Trust, 4.650%, 3/15/2024	69,750
60,000	Service Properties Trust, 4.750%, 10/01/2026	53,359
215,000	Service Properties Trust, 4.950%, 2/15/2027	191,350

		909,551

	Retailers – 1.4%
855,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	902,025
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(c)(f)(g)	789
5,685,000	L Brands, Inc., 5.250%, 2/01/2028	5,500,237
740,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	773,300

		7,176,351

	Supermarkets – 0.1%
$524,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	$540,532
155,000	Safeway, Inc., 7.250%, 2/01/2031	174,375

		714,907

	Technology – 0.5%
2,685,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	2,731,987

	Transportation Services – 1.2%
70,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	63,136
3,285,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(c)(g)	2,727,634
3,270,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	3,683,749

		6,474,519

	Treasuries – 10.8%
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	560,853
1,595,000(††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	7,912,856
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,558,321
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	401,055
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	2,633,610
1,575,000	Norway Government Bond, Series 474, 3.750%, 5/25/2021, 144A, (NOK)	172,950
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	874,082
25,410,000	U.S. Treasury Bond, 1.250%, 5/15/2050	24,155,381
11,165,000	U.S. Treasury Bond, 3.000%, 8/15/2048	15,252,873
2,030,000	U.S. Treasury Note, 1.500%, 11/30/2021	2,061,877

		55,583,858

	Wireless – 0.3%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,375,192

	Wirelines – 1.5%
205,000	CenturyLink, Inc., 5.625%, 4/01/2025	219,014
1,180,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	1,202,149
1,115,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	1,177,719
540,000	Qwest Corp., 7.250%, 9/15/2025	620,262
2,213,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,567,080

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,550,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	$1,844,500

		7,630,724

	Total Non-Convertible Bonds

	(Identified Cost $396,953,110)	384,113,101

Convertible Bonds – 8.0%

	Cable Satellite – 2.7%
3,815,000	DISH Network Corp., 2.375%, 3/15/2024	3,433,309
11,145,000	DISH Network Corp., 3.375%, 8/15/2026	10,231,071

		13,664,380

	Energy – 0.0%
4,610,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(f)(g)	154,435

	Oil Field Services – 0.4%
3,271,000	Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash, 11/15/2025, 144A(c)(d)(e)(i)(j)	2,008,394

	Pharmaceuticals – 1.1%
440,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	461,715
4,660,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	4,557,439
750,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	602,980

		5,622,134

	REITs – Diversified – 0.2%
755,000	iStar, Inc., 3.125%, 9/15/2022	802,986

	Technology – 3.6%
245,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	240,100
10,395,000	Nuance Communications, Inc., 1.000%, 12/15/2035	15,202,064
1,080,000	Nuance Communications, Inc., 1.250%, 4/01/2025	1,923,512
877,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,441,540

		18,807,216

	Total Convertible Bonds

	(Identified Cost $41,248,776)	41,059,545

	Total Bonds and Notes

	(Identified Cost $438,201,886)	425,172,646

Senior Loans – 0.0%

	Technology – 0.0%
128,399	IQOR U.S., Inc., 2nd Lien Term Loan, Zero Coupon, 4/01/2022(c)(f)(g) (Identified Cost $126,250)	2,696

Common Stocks – 14.2%

	Automobiles – 1.1%
876,900	Ford Motor Co.	$5,840,154

	Chemicals – 0.2%
98,456	Hexion Holdings Corp., Class B(h)	978,456

	Diversified Telecommunication Services – 3.2%
580,365	AT&T, Inc.	16,546,206

	Electronic Equipment, Instruments & Components – 4.6%
735,766	Corning, Inc.	23,846,176

	Media – 0.1%
67,175	Clear Channel Outdoor Holdings, Inc.(h)	67,175
20,777	iHeartMedia, Inc., Class A(h)	168,709

		235,884

	Oil Field Services – 0.0%
19,954	Pioneer Energy Services Corp.(c)(d)(e)(h)(i)	—

	Oil, Gas & Consumable Fuels – 0.3%
50,400	Battalion Oil Corp.(h)	398,160
14	Chesapeake Energy Corp.(h)	57
1,176	Frontera Energy Corp.	1,881
11,183	Paragon Offshore Ltd., Litigation Units, Class A(c)(d)(e)(h)(i)	—
16,774	Paragon Offshore Ltd., Litigation Units, Class B(h)(i)	83,870
68,275	Whiting Petroleum Corp.(h)	1,180,475

		1,664,443

	Pharmaceuticals – 4.0%
345,208	Bristol-Myers Squibb Co.	20,812,591

	REITs – Diversified – 0.7%
296,558	iStar, Inc.	3,502,350

	Total Common Stocks

	(Identified Cost $83,496,081)	73,426,260

Preferred Stocks – 1.2%

Convertible Preferred Stocks – 1.0%

	Energy – 0.0%
15,716	Chesapeake Energy Corp., 5.000%(c)(d)(e)(h)	—
3,000	Chesapeake Energy Corp., 5.750%, 144A(c)(d)(e)(h)	—
160	Chesapeake Energy Corp., 5.750%, 144A(c)(d)(e)(h)	—
30	Chesapeake Energy Corp., 5.750%(c)(d)(e)(h)	—
2,954	Chesapeake Energy Corp., 5.750%(c)(d)(e)(h)	—

		—

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Midstream – 1.0%
116,254	El Paso Energy Capital Trust I, 4.750%	$5,437,200

	Total Convertible Preferred Stocks

	(Identified Cost $10,813,621)	5,437,200

Non-Convertible Preferred Stocks – 0.2%

	Finance Companies – 0.0%
2,575	iStar, Inc., Series G, 7.650%	62,778

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(h)	687,898

	REITs – Warehouse/Industrials – 0.1%
3,363	Prologis, Inc., Series Q, 8.540%	264,500

	Total Non-Convertible Preferred Stocks

	(Identified Cost $857,979)	1,015,176

	Total Preferred Stocks

	(Identified Cost $11,671,600)	6,452,376

Warrants – 0.0%
6,752	iHeartMedia, Inc., Expiration on 5/1/2039(h)

	(Identified Cost $153,515)	53,172

Principal Amount (‡)

Short-Term Investments – 1.2%

120,226,126	Central Bank of Iceland, 0.000%, (ISK)(a)(k)	869,031

5,346,382	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $5,346,382 on 10/01/2020 collateralized by $5,453,800 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $5,453,375 including accrued interest (Note 2 of Notes to Financial Statements)	5,346,382

	Total Short-Term Investments

	(Identified Cost $6,324,944)	6,215,413

	Total Investments – 98.9%

	(Identified Cost $539,974,276)	511,322,563

	Other assets less liabilities—1.1%	5,492,850

	Net Assets – 100.0%	$516,815,413

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(b)	Perpetual bond with no specified maturity date.

(c)	Illiquid security. (Unaudited)

(d)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $2,329,342 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.

(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $4,512,083 or 0.9% of net assets. See Note 2 of Notes to Financial Statements.

(h)	Non-income producing security.

(i)	Securities subject to restriction on resale. At September 30, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	$85,478	$—	—

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	1,709,463	83,870	Less than 0.1%

Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	5/29/2020	3,029,000	2,008,394	0.4%

Pioneer Energy Services Corp.	5/29/2020	5,792,979	—	—

(j)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.

(k)	Security callable by issuer at any time. No specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $119,656,781 or 23.2% of net assets.

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

PIK	Payment-in-Kind

REITs	Real Estate Investment Trusts

BRL	Brazilian Real

CAD	Canadian Dollar

ISK	Icelandic Krona

MXN	Mexican Peso

NOK	Norwegian Krone

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Institutional High Income Fund – continued

Industry Summary at September 30, 2020

Treasuries	10.8%
Healthcare	9.5
Independent Energy	8.5
Finance Companies	7.2
Cable Satellite	6.0
Pharmaceuticals	5.1
Electronic Equipment, Instruments & Components	4.6
Metals & Mining	4.4
Technology	4.1
Midstream	3.7
Aerospace & Defense	3.5
Diversified Telecommunication Services	3.2
Automotive	2.9
Property & Casualty Insurance	2.3
Airlines	2.0
Other Investments, less than 2% each	19.9
Short-Term Investments	1.2

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.5% of Net Assets

Non-Convertible Bonds – 80.2%

	ABS Home Equity – 0.0%
$11,585	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 3.344%, 7/25/2035(a)(b)(c)	$9,826

	ABS Other – 0.5%
2,090,502	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(d)(e)	1,149,776

	Aerospace & Defense – 0.7%
85,000	Boeing Co. (The), 3.100%, 5/01/2026	84,791
15,000	Boeing Co. (The), 3.250%, 2/01/2035	14,100
100,000	Boeing Co. (The), 3.550%, 3/01/2038	91,094
15,000	Boeing Co. (The), 3.625%, 3/01/2048	13,182
50,000	Boeing Co. (The), 3.750%, 2/01/2050	45,625
390,000	Boeing Co. (The), 3.850%, 11/01/2048	357,369
395,000	Boeing Co. (The), 3.950%, 8/01/2059	357,579
376,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	357,012
195,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	212,062

		1,532,814

	Airlines – 2.2%
149,189	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	134,075
1,490,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	1,527,980
1,535,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	1,043,800
256,573	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	203,093
58,428	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	40,526
12,948	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	12,825
395,855	Continental Airlines Pass Through Certificates, Series 2007-1, Class A, 5.983%, 10/19/2023	388,225
38,127	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	37,046
288,401	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	271,312
455,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	473,769
236,884	U.S. Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	197,554

	Airlines – continued
$495,097	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	$410,322
275,058	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	207,468

		4,947,995

	Automotive – 5.3%
659,000	Cummins, Inc., 5.650%, 3/01/2098	798,879
8,576,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	8,478,148
869,000	General Motors Co., 5.200%, 4/01/2045	936,056
250,000	General Motors Co., 6.250%, 10/02/2043	296,266
1,625,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	1,682,862

		12,192,211

	Banking – 6.5%
2,255,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,336,856
420,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	467,460
635,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	666,620
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,384,293
314,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	363,589
536,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	614,105
3,224,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	3,746,020
482,000	Morgan Stanley, 3.950%, 4/23/2027	546,382
659,000	Morgan Stanley, 5.750%, 1/25/2021	670,261
953,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	1,103,098
1,727,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,193,285
710,000	NatWest Group PLC, 6.000%, 12/19/2023	798,479

		14,890,448

	Brokerage – 1.8%
2,528,000	Jefferies Group LLC, 5.125%, 1/20/2023	2,755,575
733,000	Jefferies Group LLC, 6.250%, 1/15/2036	908,386
343,000	Jefferies Group LLC, 6.450%, 6/08/2027	418,158

		4,082,119

	Building Materials – 0.6%
211,000	Masco Corp., 6.500%, 8/15/2032	273,527
104,000	Masco Corp., 7.750%, 8/01/2029	146,738

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$778,000	Owens Corning, 7.000%, 12/01/2036	$1,037,163

		1,457,428

	Cable Satellite – 0.1%
12,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	15,093
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	175,651

		190,744

	Collateralized Mortgage Obligations – 0.1%
239,001	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	281,699

	Consumer Products – 0.6%
360,000	Hasbro, Inc., 6.600%, 7/15/2028	425,133
805,000	Whirlpool Corp., 4.600%, 5/15/2050	997,010

		1,422,143

	Diversified Manufacturing – 0.1%
51,000	General Electric Co., GMTN, 3.100%, 1/09/2023	53,519
224,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 0.575%, 5/13/2024(f)	214,481

		268,000

	Electric – 0.9%
95,000	Edison International, 4.950%, 4/15/2025	103,987
1,037,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,409,749
416,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	585,838

		2,099,574

	Finance Companies – 4.1%
1,840,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	1,977,751
15,000	Navient Corp., 5.000%, 3/15/2027	14,085
3,370,000	Navient Corp., 5.500%, 1/25/2023	3,391,416
95,000	Navient Corp., 5.875%, 10/25/2024	94,466
110,000	Navient Corp., 6.750%, 6/15/2026	109,725
891,000	Navient Corp., MTN, 5.625%, 8/01/2033	749,888
691,000	Navient Corp., MTN, 6.125%, 3/25/2024	696,183
398,000	Navient Corp., MTN, 7.250%, 1/25/2022	407,950
1,920,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	1,945,018

		9,386,482

	Food & Beverage – 0.4%
1,000,000	Coca-Cola Co. (The), 1.550%, 9/01/2021	1,011,596

	Government Owned – No Guarantee – 0.4%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,010,422

	Healthcare – 0.7%
10,000	Cigna Corp., 7.875%, 5/15/2027	13,579
1,192,000	HCA, Inc., 4.500%, 2/15/2027	1,338,846
182,000	HCA, Inc., MTN, 7.750%, 7/15/2036	232,050

		1,584,475

	Home Construction – 1.6%
1,989,000	PulteGroup, Inc., 6.000%, 2/15/2035	2,456,415
867,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,090,253

		3,546,668

	Hybrid ARMs – 0.0%
5,061	FNMA, 6-month LIBOR + 1.558%, 1.963%, 2/01/2037(f)	5,214
10,867	FNMA, 12-month LIBOR + 1.883%, 3.113%, 9/01/2036(f)	11,468

		16,682

	Independent Energy – 1.0%
840,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(d)(e)(g)	28,350
353,000	Continental Resources, Inc., 3.800%, 6/01/2024	325,642
63,000	Continental Resources, Inc., 4.500%, 4/15/2023	60,039
1,416,000	Noble Energy, Inc., 3.900%, 11/15/2024	1,549,333
605,000	SM Energy Co., 6.625%, 1/15/2027	268,735

		2,232,099

	Industrial Other – 0.9%
2,757,000	Original Wempi, Inc., Series B1, 4.309%, 2/13/2024, (CAD)(d)(e)	2,075,302

	Integrated Energy – 0.2%
500,000	Reliance Industries Ltd., 5.400%, 2/14/2022, 144A	526,801

	Life Insurance – 2.7%
39,000	American International Group, Inc., 4.125%, 2/15/2024	43,192
56,000	American International Group, Inc., 4.875%, 6/01/2022	60,029
205,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	197,291
1,402,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	1,447,120
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(e)	2,397,436
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(e)	2,052,586

		6,197,654

	Media Entertainment – 1.7%
1,170,000	Discovery Communications LLC, 3.950%, 3/20/2028	1,330,991
14,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	482,680
39,000	ViacomCBS, Inc., 4.375%, 3/15/2043	41,458
825,000	ViacomCBS, Inc., 4.950%, 5/19/2050	968,020
663,000	ViacomCBS, Inc., 5.250%, 4/01/2044	770,505

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – continued
$239,000	ViacomCBS, Inc., 5.850%, 9/01/2043	$303,170

		3,896,824

	Metals & Mining – 0.9%
1,373,000	ArcelorMittal S.A., 7.000%, 3/01/2041	1,695,655
304,000	ArcelorMittal S.A., 7.250%, 10/15/2039	383,694

		2,079,349

	Midstream – 3.0%
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	119,785
588,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	495,537
404,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	591,513
858,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	738,764
330,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	209,550
735,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	463,050
850,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	546,125
2,949,000	ONEOK Partners LP, 4.900%, 3/15/2025	3,231,591
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	45,556
27,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	27,461
392,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	406,655

		6,875,587

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
13,664	Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A2, 2.963%, 8/10/2047	13,740
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.853%, 3/15/2044, 144A(c)	58,923

		72,663

	Oil Field Services – 0.1%
680,000	Transocean, Inc., 6.800%, 3/15/2038	90,100
110,000	Transocean, Inc., 7.500%, 4/15/2031	14,850

		104,950

	Packaging – 0.6%
1,302,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,438,710

	Paper – 0.5%
552,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	730,340
137,000	WestRock MWV LLC, 7.550%, 3/01/2047(d)(e)	196,157

	Paper – continued
$104,000	WestRock MWV LLC, 8.200%, 1/15/2030	$146,546

		1,073,043

	Property & Casualty Insurance – 1.9%
87,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.535%, 1/15/2033, 144A(f)(h)	30,450
2,715,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	2,908,555
1,286,000	Old Republic International Corp., 4.875%, 10/01/2024	1,459,814

		4,398,819

	Retailers – 0.0%
52,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(d)(e)(g)	249

	Sovereigns – 1.5%
1,452,000	U.S. Department of Housing and Urban Development, Series A, 2.350%, 8/01/2021	1,477,367
1,760,000	U.S. Department of Housing and Urban Development, Series A, 2.450%, 8/01/2022	1,829,608

		3,306,975

	Supermarkets – 0.0%
39,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	55,422

	Technology – 0.5%
776,000	KLA Corp., 5.650%, 11/01/2034	1,036,797
152,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	188,095

		1,224,892

	Transportation Services – 0.4%
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	776,227
60,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(d)(e)	49,820

		826,047

	Treasuries – 32.1%
200,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,019,732
578,400(††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	2,869,465
207,800(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,044,578
137,300(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	734,198
913,700(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	4,910,877
8,546,000	Norway Government Bond, Series 474, 3.750%, 5/25/2021, 144A, (NOK)	938,430
3,126,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	611,846

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$21,285,000	U.S. Treasury Bond, 1.250%, 5/15/2050	$20,234,053
11,325,000	U.S. Treasury Bond, 1.375%, 8/15/2050	11,114,426
2,105,000	U.S. Treasury Bond, 3.000%, 8/15/2048	2,875,710
10,490,000	U.S. Treasury Note, 1.500%, 9/30/2021	10,632,598
2,835,000	U.S. Treasury Note, 1.500%, 10/31/2021	2,876,860
13,460,000	U.S. Treasury Note, 1.500%, 11/30/2021	13,671,364

		73,534,137

	Wireless – 0.2%
8,340,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	382,686

	Wirelines – 5.4%
598,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	587,445
2,841,000	AT&T, Inc., 4.300%, 2/15/2030	3,367,523
317,000	AT&T, Inc., 4.500%, 3/09/2048	363,794
876,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,016,160
589,000	Telefonica Emisiones S.A., EMTN, 5.375%, 2/02/2026, (GBP)	921,463
5,077,000	Verizon Communications, Inc., 4.329%, 9/21/2028	6,163,478

		12,419,863

	Total Non-Convertible Bonds

	(Identified Cost $182,702,750)	183,803,174

Convertible Bonds – 1.6%

	Cable Satellite – 0.1%
280,000	DISH Network Corp., 3.375%, 8/15/2026	257,039

	Energy – 0.0%
1,470,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(d)(e)(g)	49,245

	REITs – Diversified – 0.2%
329,000	iStar, Inc., 3.125%, 9/15/2022	349,910

	Technology – 1.3%
2,051,000	Booking Holdings, Inc., 0.900%, 9/15/2021	2,182,479
326,000	Nuance Communications, Inc., 1.000%, 12/15/2035	476,755
224,000	Nuance Communications, Inc., 1.250%, 4/01/2025	398,951
8,000	Nuance Communications, Inc., 1.500%, 11/01/2035	13,150

		3,071,335

	Total Convertible Bonds

	(Identified Cost $4,147,308)	3,727,529

Municipals – 0.7%

	Illinois – 0.1%
245,000	State of Illinois, 5.100%, 6/01/2033	247,594

	Michigan – 0.2%
380,000	Michigan Tobacco Settlement Finance Authority, Series A, 7.309%, 6/01/2034	388,094

	Virginia – 0.4%
875,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	903,114

	Total Municipals

	(Identified Cost $1,447,092)	1,538,802

	Total Bonds and Notes

	(Identified Cost $188,297,150)	189,069,505

Shares

Common Stocks – 9.7%

	Automobiles – 0.2%
71,933	Ford Motor Co.	479,073

	Diversified Telecommunication Services – 1.1%
88,190	AT&T, Inc.	2,514,297

	Electronic Equipment, Instruments & Components – 8.0%
565,646	Corning, Inc.	18,332,587

	Pharmaceuticals – 0.4%
13,089	Bristol-Myers Squibb Co.	789,136

	Total Common Stocks

	(Identified Cost $11,119,244)	22,115,093

Preferred Stocks – 0.8%

Convertible Preferred Stocks – 0.7%

	Banking – 0.5%
714	Bank of America Corp., Series L, 7.250%	1,062,432

	Energy – 0.0%
3,453	Chesapeake Energy Corp., 5.000%(a)(b)(d)(h)	—

	Midstream – 0.2%
12,375	El Paso Energy Capital Trust I, 4.750%	578,779

	Total Convertible Preferred Stocks

	(Identified Cost $1,446,924)	1,641,211

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Non-Convertible Preferred Stocks – 0.1%

Electric – 0.1%
213	Connecticut Light & Power Co. (The), Series 1949, 2.200%	$11,033
1,860	Union Electric Co., 4.500%	192,510

203,543

Total Non-Convertible Preferred Stocks

	(Identified Cost $104,764)	203,543

Total Preferred Stocks

	(Identified Cost $1,551,688)	1,844,754

Principal Amount (‡)

Short-Term Investments – 6.4%

187,477,471	Central Bank of Iceland, 0.000%, (ISK)(f)(i)	1,355,144

2,474,272	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $2,474,272 on 10/01/2020 collateralized by $2,524,000 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $2,523,803 including accrued interest (Note 2 of Notes to Financial Statements)	2,474,272

10,900,000	U.S. Treasury Bills, 0.106%, 12/10/2020(j)	10,897,987

Total Short-Term Investments

	(Identified Cost $14,897,959)	14,727,403

Total Investments – 99.4%

	(Identified Cost $215,866,041)	227,756,755

	Other assets less liabilities—0.6%	1,372,399

	Net Assets – 100.0%	$229,129,154

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $9,826 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.

(d)	Illiquid security. (Unaudited)

(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $7,998,921 or 3.5% of net assets. See Note 2 of Notes to Financial Statements.

(f)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(h)	Non-income producing security.

(i)	Security callable by issuer at any time. No specified maturity date.

(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $23,478,338 or 10.2% of net assets.

ABS	Asset-Backed Securities

ARMs	Adjustable Rate Mortgages

EMTN	Euro Medium Term Note

FNMA	Federal National Mortgage Association

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

REITs	Real Estate Investment Trusts

REMIC	Real Estate Mortgage Investment Conduit

BRL	Brazilian Real

CAD	Canadian Dollar

GBP	British Pound

ISK	Icelandic Krona

MXN	Mexican Peso

NOK	Norwegian Krone

Industry Summary at September 30, 2020

Treasuries	32.1%
Electronic Equipment, Instruments & Components	8.0
Banking	7.0
Wirelines	5.4
Automotive	5.3
Finance Companies	4.1
Midstream	3.2
Life Insurance	2.7
Airlines	2.2
Other Investments, less than 2% each	23.0
Short-Term Investments	6.4

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

Currency Exposure Summary at September 30, 2020

United States Dollar	91.8%
Mexican Peso	5.0
Other, less than 2% each	2.6

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities

September 30, 2020

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$618,995,738	$664,374,895	$123,610,048
Net unrealized appreciation (depreciation)	(8,756,030)	33,671,778	4,496,298

Investments at value	610,239,708	698,046,673	128,106,346
Cash	567	602,762	—
Due from brokers (Note 2)	—	300,000	143,000
Foreign currency at value (identified cost $0, $9,387,324 and $0, respectively)	—	9,343,975	—
Receivable for Fund shares sold	—	1,603,432	415,775
Receivable for securities sold	22,437,029	2,250,637	105,499
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	1,468,885	—
Collateral received for open forward foreign currency and option contracts (Notes 2 and 4)	—	630,000	—
Dividends and interest receivable	7,044,875	5,673,905	247,830
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	753,935	—
Tax reclaims receivable	—	55,145	—
Receivable for variation margin on futures contracts (Note 2)	—	47,757	—
Prepaid expenses (Note 8)	85	86	5

TOTAL ASSETS	639,722,264	720,777,192	129,018,455

LIABILITIES
Options written, at value (premiums received $0, $32,227 and $0, respectively) (Note 2)	—	1,086	—
Payable for securities purchased	—	4,764,860	1,106,524
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	2,203,463	—
Payable for Fund shares redeemed	6,011,454	319,955	68,161
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	295,200	—
Foreign taxes payable (Note 2)	—	36,059	—
Due to brokers (Note 2)	—	630,000	—
Management fees payable (Note 6)	292,875	284,949	10,949
Deferred Trustees’ fees (Note 6)	257,065	368,674	122,749
Administrative fees payable (Note 6)	25,675	25,474	3,711
Payable to distributor (Note 6d)	—	5,677	1,036
Other accounts payable and accrued expenses	75,020	112,986	59,746

TOTAL LIABILITIES	6,662,089	9,048,383	1,372,876

NET ASSETS	$633,060,175	$711,728,809	$127,645,579

NET ASSETS CONSIST OF:
Paid-in capital	$618,675,931	$652,527,747	$124,127,323
Accumulated earnings	14,384,244	59,201,062	3,518,256

NET ASSETS	$633,060,175	$711,728,809	$127,645,579

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$633,060,175	$375,500,744	$116,549,443

Shares of beneficial interest	48,071,616	20,482,468	9,892,387

Net asset value, offering and redemption price per share	$13.17	$18.33	$11.78

Retail Class:
Net assets	$—	$178,886,948	$7,805,232

Shares of beneficial interest	—	9,939,282	663,371

Net asset value, offering and redemption price per share	$—	$18.00	$11.77

Class N shares:
Net assets	$—	$157,341,117	$3,290,904

Shares of beneficial interest	—	8,557,628	279,115

Net asset value, offering and redemption price per share	$—	$18.39	$11.79

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities – continued

September 30, 2020

	Institutional High Income Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$539,974,276	$215,866,041
Net unrealized appreciation (depreciation)	(28,651,713)	11,890,714

Investments at value	511,322,563	227,756,755
Cash	192,868	—
Foreign currency at value (identified cost $11 and $0, respectively)	11	—
Dividends and interest receivable	5,847,702	1,709,729
Prepaid expenses (Note 8)	62	32

TOTAL ASSETS	517,363,206	229,466,516

LIABILITIES
Management fees payable (Note 6)	270,021	80,047
Deferred Trustees’ fees (Note 6)	189,187	180,465
Administrative fees payable (Note 6)	19,729	8,773
Payable to distributor (Note 6d)	68	—
Other accounts payable and accrued expenses	68,788	68,077

TOTAL LIABILITIES	547,793	337,362

NET ASSETS	$516,815,413	$229,129,154

NET ASSETS CONSIST OF:
Paid-in capital	$554,938,130	$216,288,593
Accumulated earnings (loss)	(38,122,717)	12,840,561

NET ASSETS	$516,815,413	$229,129,154

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$516,815,413	$229,129,154

Shares of beneficial interest	86,235,079	18,366,373

Net asset value, offering and redemption price per share	$5.99	$12.48

See accompanying notes to financial statements.

|  54

Statements of Operations

For the Year Ended September 30, 2020

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$30,891,461	$18,419,417	$737,135
Dividends	3,577,898	—	—
Less net foreign taxes withheld	(10,668)	(127,943)	—

	34,458,691	18,291,474	737,135

Expenses
Management fees (Note 6)	3,585,115	3,882,400	131,076
Service and distribution fees (Note 6)	—	470,965	8,984
Administrative fees (Note 6)	316,698	311,890	23,181
Trustees’ fees and expenses (Note 6)	72,580	85,690	33,005
Transfer agent fees and expenses (Notes 6 and 7)	3,379	510,090	39,639
Audit and tax services fees	56,784	54,535	45,672
Custodian fees and expenses	33,333	119,628	7,457
Legal fees (Note 8)	16,706	16,752	1,403
Registration fees	24,638	73,343	53,222
Shareholder reporting expenses	2,855	57,866	6,842
Miscellaneous expenses (Note 8)	42,798	68,814	25,882

Total expenses	4,154,886	5,651,973	376,363
Less waiver and/or expense reimbursement (Note 6)	—	(369,601)	(158,821)

Net expenses	4,154,886	5,282,372	217,542

Net investment income	30,303,805	13,009,102	519,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	10,682,024	16,205,634	1,544,807
Futures contracts	—	4,321,383	18,674
Forward foreign currency contracts (Note 2d)	—	4,107,724	—
Foreign currency transactions (Note 2c)	(74,942)	45,447	—
Net change in unrealized appreciation (depreciation) on:
Investments	(26,106,565)	14,520,465	3,879,568
Futures contracts	—	(501,086)	—
Options written	—	31,141	—
Forward foreign currency contracts (Note 2d)	—	492,206	—
Foreign currency translations (Note 2c)	24,399	616,063	—

Net realized and unrealized gain (loss) on investments, futures contracts, options written, forward foreign currency contracts and foreign currency transactions	(15,475,084)	39,838,977	5,443,049

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,828,721	$52,848,079	$5,962,642

See accompanying notes to financial statements.

55  |

Statements of Operations – continued

For the Year Ended September 30, 2020

	Institutional High Income Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$26,275,630	$7,994,472
Dividends	3,213,236	812,252
Less net foreign taxes withheld	(5,136)	(2,017)

	29,483,730	8,804,707

Expenses
Management fees (Note 6)	3,201,401	1,020,718
Administrative fees (Note 6)	235,670	112,717
Trustees’ fees and expenses (Note 6)	58,156	47,003
Transfer agent fees and expenses (Notes 6 and 7)	10,376	2,207
Audit and tax services fees	52,400	56,274
Custodian fees and expenses	22,107	16,520
Legal fees (Note 8)	12,891	6,497
Registration fees	25,445	24,104
Shareholder reporting expenses	3,739	2,260
Miscellaneous expenses (Note 8)	40,998	30,851

Total expenses	3,663,183	1,319,151

Net investment income	25,820,547	7,485,556

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(19,083,602)	1,645,902
Foreign currency transactions (Note 2c)	(13,078)	(38,480)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,299,650)	(245,035)
Foreign currency translations (Note 2c)	7,683	11,051

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(29,388,647)	1,373,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,568,100)	$8,858,994

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$30,303,805	$36,670,498	$13,009,102	$16,719,532
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	10,607,082	(4,605,490)	24,680,188	(13,485,266)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, forward foreign currency contracts and foreign currency translations	(26,082,166)	16,408,827	15,158,789	47,488,486

Net increase in net assets resulting from operations	14,828,721	48,473,835	52,848,079	50,722,752

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(30,736,093)	(44,056,634)	(3,765,595)	(2,580,426)
Retail Class	—	—	(1,676,149)	(840,780)
Class N	—	—	(2,148,456)	(1,931,839)

Total distributions	(30,736,093)	(44,056,634)	(7,590,200)	(5,353,045)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(127,844,177)	(90,364,289)	(141,045,611)	(212,037,849)

Net decrease in net assets	(143,751,549)	(85,947,088)	(95,787,732)	(166,668,142)
NET ASSETS
Beginning of the year	776,811,724	862,758,812	807,516,541	974,184,683

End of the year	$633,060,175	$776,811,724	$711,728,809	$807,516,541

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$519,593	$534,332	$25,820,547	$34,889,194
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	1,563,481	(261,604)	(19,096,680)	3,860,840
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,879,568	1,491,492	(10,291,967)	(36,794,413)

Net increase (decrease) in net assets resulting from operations	5,962,642	1,764,220	(3,568,100)	1,955,621

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(524,380)	(509,430)	(35,578,052)	(46,893,344)
Retail Class	(39,438)	(17,313)	—	—
Class N	(23,179)	(35,387)	—	—

Total distributions	(586,997)	(562,130)	(35,578,052)	(46,893,344)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	95,339,671	(2,856,864)	(16,431,121)	(55,444,608)

Net increase (decrease) in net assets	100,715,316	(1,654,774)	(55,577,273)	(100,382,331)
NET ASSETS
Beginning of the year	26,930,263	28,585,037	572,392,686	672,775,017

End of the year	$127,645,579	$26,930,263	$516,815,413	$572,392,686

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets – continued

	Investment Grade Fixed Income Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$7,485,556	$9,010,579
Net realized gain (loss) on investments and foreign currency transactions	1,607,422	(2,404,099)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(233,984)	5,430,056

Net increase in net assets resulting from operations	8,858,994	12,036,536

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(7,664,904)	(9,558,974)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(61,121,051)	13,853,887

Net increase (decrease) in net assets	(59,926,961)	16,331,449
NET ASSETS
Beginning of the year	289,056,115	272,724,666

End of the year	$229,129,154	$289,056,115

See accompanying notes to financial statements.

59  |

Financial Highlights

For a share outstanding throughout each period.

	Fixed Income Fund – Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.49	$13.40	$13.96	$13.52	$13.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.59	0.54	0.57	0.58
Net realized and unrealized gain (loss)	(0.31)	0.19	(0.35)	0.34	0.61

Total from Investment Operations	0.24	0.78	0.19	0.91	1.19

LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.59)	(0.52)	(0.46)	(0.61)
Net realized capital gains	—	(0.10)	(0.23)	(0.01)	(0.22)

Total Distributions	(0.56)	(0.69)	(0.75)	(0.47)	(0.83)

Net asset value, end of the period	$13.17	$13.49	$13.40	$13.96	$13.52

Total return	1.78%	6.29%	1.39%	6.96%	9.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$633,060	$776,812	$862,759	$1,093,422	$1,201,509
Net expenses	0.58%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.58%	0.57%	0.57%	0.57%	0.57%
Net investment income	4.23%	4.51%	3.99%	4.22%	4.48%
Portfolio turnover rate	29%	14%	11%	10%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Global Bond Fund – Institutional Class
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$17.07		$16.16		$16.51		$16.47		$15.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.33		0.35		0.30		0.33
Net realized and unrealized gain (loss)	1.12		0.69		(0.66)		(0.18)		1.14

Total from Investment Operations	1.45		1.02		(0.31)		0.12		1.47

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.05)		—		(0.06)		—
Net realized capital gains	(0.11)		(0.06)		(0.04)		(0.02)		—

Total Distributions	(0.19)		(0.11)		(0.04)		(0.08)		—

Net asset value, end of the period	$18.33		$17.07		$16.16		$16.51		$16.47

Total return(b)	8.57%		6.27%		(1.85)%		0.74%		9.80%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$375,501		$353,872		$450,376		$509,080		$822,993
Net expenses(c)	0.69%		0.70	%(d)	0.72	%(e)	0.75	%(f)	0.75%
Gross expenses	0.76%		0.76	%(d)	0.77%		0.80%		0.83%
Net investment income	1.90%		2.00%		2.10%		1.88%		2.13%
Portfolio turnover rate	273	%(g)	215	%(g)	218	%(g)	163%		120%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.69% and the ratio of gross expenses would have been 0.75%.
(e)	Effective July 1, 2018, the expense limit decreased to 0.69%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.72%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019 and 2020, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies and, additionally for 2020, a repositioning of the portfolio.

See accompanying notes to financial statements.

|  60

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Retail Class
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$16.76		$15.86		$16.24		$16.23		$14.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.28		0.30		0.26		0.29
Net realized and unrealized gain (loss)	1.10		0.68		(0.64)		(0.19)		1.12

Total from Investment Operations	1.38		0.96		(0.34)		0.07		1.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.00	)(b)	—		(0.04)		—
Net realized capital gains	(0.11)		(0.06)		(0.04)		(0.02)		—

Total Distributions	(0.14)		(0.06)		(0.04)		(0.06)		—

Net asset value, end of the period	$18.00		$16.76		$15.86		$16.24		$16.23

Total return(c)	8.32%		6.08%		(2.12)%		0.48%		9.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$178,887		$207,251		$247,119		$288,479		$350,915
Net expenses(d)	0.94%		0.95	%(e)	0.97	%(f)	1.00	%(g)	1.00%
Gross expenses	1.01%		1.01	%(e)	1.02%		1.05%		1.08%
Net investment income	1.65%		1.75%		1.85%		1.67%		1.87%
Portfolio turnover rate	273	%(h)	215	%(h)	218	%(h)	163%		120%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.94% and the ratio of gross expenses would have been 1.00%.
(f)	Effective July 1, 2018, the expense limit decreased to 0.94%.
(g)	Effective July 1, 2017, the expense limit decreased to 0.97%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019 and 2020, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies and, additionally for 2020, a repositioning of the portfolio.

See accompanying notes to financial statements.

61  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Class N
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$17.12		$16.21		$16.55		$16.50		$15.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.34		0.36		0.33		0.34
Net realized and unrealized gain (loss)	1.14		0.69		(0.66)		(0.20)		1.15

Total from Investment Operations	1.47		1.03		(0.30)		0.13		1.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.06)		—		(0.06)		—
Net realized capital gains	(0.11)		(0.06)		(0.04)		(0.02)		—

Total Distributions	(0.20)		(0.12)		(0.04)		(0.08)		—

Net asset value, end of the period	$18.39		$17.12		$16.21		$16.55		$16.50

Total return	8.66	%(b)	6.31	%(b)	(1.78	)%(b)	0.81%		9.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$157,341		$246,394		$276,690		$256,939		$47,895
Net expenses	0.64	%(c)	0.65	%(c)(d)	0.67	%(c)(e)	0.69	%(f)	0.66%
Gross expenses	0.66%		0.66	%(d)	0.68%		0.69%		0.66%
Net investment income	1.93%		2.06%		2.15%		2.09%		2.19%
Portfolio turnover rate	273	%(g)	215	%(g)	218	%(g)	163%		120%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.64% and the ratio of gross expenses would have been 0.65%.
(e)	Effective July 1, 2018, the expense limit decreased to 0.64%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.67%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019 and 2020, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies and, additionally for 2020, a repositioning of the portfolio.

See accompanying notes to financial statements.

|  62

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$10.59	$10.13	$10.41		$10.64		$10.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.20	0.30		0.18		0.12
Net realized and unrealized gain (loss)	1.18	0.48	(0.25)		(0.22)		0.49

Total from Investment Operations	1.29	0.68	0.05		(0.04)		0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.22)	(0.33)		(0.19)		(0.13)
Paid-in capital	—	—	—		—		(0.01)

Total Distributions	(0.10)	(0.22)	(0.33)		(0.19)		(0.14)

Net asset value, end of the period	$11.78	$10.59	$10.13		$10.41		$10.64

Total return(b)	12.20%	6.73%	0.49%		(0.33)%		6.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$116,549	$24,076	$25,914		$26,972		$29,655
Net expenses(c)	0.40%	0.40%	0.40%		0.40%		0.40%
Gross expenses	0.70%	0.96%	0.94%		0.81%		0.86%
Net investment income	1.00%	1.92%	2.90%		1.73%		1.16%
Portfolio turnover rate	82%	246%	324	%(d)	354	%(d)	61%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

See accompanying notes to financial statements.

63  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Retail Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$10.57	$10.11	$10.39		$10.62		$10.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.10	0.18	0.28		0.14		(0.05)
Net realized and unrealized gain (loss)	1.17	0.47	(0.26)		(0.20)		0.60

Total from Investment Operations	1.27	0.65	0.02		(0.06)		0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.19)	(0.30)		(0.17)		(0.07)
Paid-in capital	—	—	—		—		(0.00	)(b)

Total Distributions	(0.07)	(0.19)	(0.30)		(0.17)		(0.07)

Net asset value, end of the period	$11.77	$10.57	$10.11		$10.39		$10.62

Total return(c)	12.09%	6.47%	0.23%		(0.59)%		5.47%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,805	$1,076	$967		$1,144		$1,522
Net expenses(d)	0.65%	0.65%	0.65%		0.65%		0.65%
Gross expenses	0.95%	1.21%	1.19%		1.06%		1.07%
Net investment income (loss)	0.91%	1.77%	2.69%		1.37%		(0.47)%
Portfolio turnover rate	82%	246%	324	%(e)	354	%(e)	61%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

	Inflation Protected Securities Fund – Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Period Ended September 30, 2017*
Net asset value, beginning of the period	$10.59	$10.13	$10.41		$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.21	0.32		0.15
Net realized and unrealized gain (loss)	1.20	0.47	(0.26)		(0.01)

Total from Investment Operations	1.30	0.68	0.06		0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.22)	(0.34)		(0.16)

Net asset value, end of the period	$11.79	$10.59	$10.13		$10.41

Total return(b)	12.33%	6.78%	0.53%		1.40	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,291	$1,779	$1,704		$1,339
Net expenses(d)	0.35%	0.35%	0.35%		0.35	%(e)
Gross expenses	0.68%	0.91%	0.87%		0.77	%(e)
Net investment income	0.90%	2.09%	3.09%		2.18	%(e)
Portfolio turnover rate	82%	246%	324	%(f)	354	%(g)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	During 2018, turnover has remained high due to certain trading strategies.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund – Institutional Class
	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$6.44		$6.90	$7.01	$6.81	$6.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.34	0.36	0.35	0.37
Net realized and unrealized gain (loss)	(0.32)		(0.35)	(0.07)	0.25	0.36

Total from Investment Operations	(0.03)		(0.01)	0.29	0.60	0.73

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.37)	(0.38)	(0.38)	(0.42)
Net realized capital gains	(0.05)		(0.08)	(0.02)	(0.02)	(0.22)

Total Distributions	(0.42)		(0.45)	(0.40)	(0.40)	(0.64)

Net asset value, end of the period	$5.99		$6.44	$6.90	$7.01	$6.81

Total return	(0.67	)%(b)	0.20%	4.31%	9.19%	12.53%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$516,815		$572,393	$672,775	$731,042	$714,188
Net expenses	0.69%		0.68%	0.68%	0.68%	0.68%
Gross expenses	0.69%		0.68%	0.68%	0.68%	0.68%
Net investment income	4.84%		5.33%	5.26%	5.17%	5.87%
Portfolio turnover rate	25%		23%	14%	17%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$12.30	$12.20	$12.43	$12.42	$11.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.39	0.37	0.46	0.45
Net realized and unrealized gain (loss)	0.18	0.14	(0.22)	0.22	0.50

Total from Investment Operations	0.54	0.53	0.15	0.68	0.95

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.24)	(0.30)	(0.42)	(0.22)
Net realized capital gains	(0.04)	(0.19)	(0.08)	(0.25)	(0.12)

Total Distributions	(0.36)	(0.43)	(0.38)	(0.67)	(0.34)

Net asset value, end of the period	$12.48	$12.30	$12.20	$12.43	$12.42

Total return	4.53%	4.46%	1.27%	5.73%	8.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$229,129	$289,056	$272,725	$412,235	$461,429
Net expenses	0.52%	0.50%	0.49%	0.49%	0.48%
Gross expenses	0.52%	0.50%	0.49%	0.49%	0.48%
Net investment income	2.93%	3.26%	3.03%	3.79%	3.72%
Portfolio turnover rate	29%	11%	1%	3%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

65  |

Notes to Financial Statements

September 30, 2020

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Effective July 15, 2020, Fixed Income Fund’s investment strategies were revised to allow the Fund to invest up to 20% of its assets in common stocks, from 10% previously.

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund and Inflation Protected Securities Fund also offer Retail Class shares and Class N shares.

Each share class is sold without a sales charge. Retail Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund and Inflation Protected Securities Fund and $3,000,000 for Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”) and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class), and transfer agent fees are borne collectively for Institutional Class and Retail Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing

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Notes to Financial Statements – continued

September 30, 2020

interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Fixed Income Fund	$4,370,513	0.7%	$567,719	0.1%
Institutional High Income Fund	4,512,083	0.9%	2,329,342	0.5%
Investment Grade Fixed Income Fund	7,998,921	3.5%	9,826	Less than 0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

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Notes to Financial Statements – continued

September 30, 2020

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

For the year ended September 30, 2020, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income Fund	$150,130
Global Bond Fund	3,282,843
Institutional High Income Fund	291,617
Investment Grade Fixed Income Fund	643,535

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.   Option Contracts. The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

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Notes to Financial Statements – continued

September 30, 2020

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

No swaptions were held by the Funds during the year ended September 30, 2020.

h.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that

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Notes to Financial Statements – continued

September 30, 2020

varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2020.

i.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution re-designations, foreign currency gains and losses, convertible bonds, paydown gains and losses, premium amortization, return of capital distributions received, defaulted and/or non-income producing securities, capital gains taxes, contingent payment debt instruments, treasury inflation-protected bonds, forward foreign currency contract mark-to-market, futures contract mark-to-market, capital gain distributions received, trust preferred securities and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, convertible bonds, premium amortization, forward foreign currency contract mark-to-market, futures contract mark-to-market, trust preferred securities, return of capital distributions received, contingent payment debt instruments, capital gain distributions received, capital gains taxes, foreign currency gains and losses, paydown gains and losses, treasury inflation-protected bonds and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during

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Notes to Financial Statements – continued

September 30, 2020

the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$30,736,093	$ —	$30,736,093	$37,783,514	$6,273,120	$44,056,634
Global Bond Fund	5,806,837	1,783,363	7,590,200	2,303,295	3,049,750	5,353,045
Inflation Protected Securities Fund	586,997	—	586,997	562,130	—	562,130
Institutional High Income Fund	32,074,233	3,503,819	35,578,052	39,012,284	7,881,060	46,893,344
Investment Grade Fixed Income Fund	6,726,290	938,614	7,664,904	5,468,364	4,090,610	9,558,974

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$25,684,855	$19,964,840	$128,274	$20,037,856	$983,109
Undistributed long-term capital gains	5,950,391	9,021,794	—	—	1,780,882

Total undistributed earnings	31,635,246	28,986,634	128,274	20,037,856	2,763,991

Capital loss carryforward:
Long-term:
No expiration date	—	—	(801,093)	(20,209,692)	—

Unrealized appreciation (depreciation)	(14,854,084)	30,583,102	4,313,824	(34,900,786)	10,408,145

Total accumulated earnings (losses)	$16,781,162	$59,569,736	$3,641,005	$(35,072,622)	$13,172,136

Capital loss carryforward utilized in the current year	$—	$—	$1,499,215	$—	$—

As of September 30, 2020, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation) Investments	$12,062,662	$29,540,585	$4,313,824	$(22,354,243)	$20,990,507
Foreign currency translations	(26,916,746)	1,042,517	—	(12,546,543)	(10,582,362)

Total unrealized appreciation (depreciation)	$(14,854,084)	$30,583,102	$4,313,824	$(34,900,786)	$10,408,145

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As of September 30, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Federal tax cost	$625,091,549	$667,519,528	$123,792,522	$546,223,189	$217,349,049

Gross tax appreciation	$73,106,242	$39,865,503	$4,476,226	$58,931,919	$26,581,878
Gross tax depreciation	(87,958,083)	(9,280,146)	(162,402)	(93,832,545)	(16,174,172)

Net tax appreciation (depreciation)	$(14,851,841)	$30,585,357	$4,313,824	$(34,900,626)	$10,407,706

The difference between these amounts and those reported in the preceding table are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Loan Participations. A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

There were no loan participations held by the Funds as of September 30, 2020.

n.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

o.  Due to/from Brokers. Transactions and positions in certain options, futures, and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund and Inflation Protected Securities Fund represents cash pledged as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash received as collateral for options and forward foreign currency contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

p.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of

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September 30, 2020

credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, none of the Funds had loaned securities under this agreement.

q.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

r.  New Accounting Pronouncement. In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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September 30, 2020

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$859,618	(b)(c)	$859,618
Finance Companies	676,615	44,045,659	96,284	(d)	44,818,558
All Other Non-Convertible Bonds(a)	—	432,220,436	—		432,220,436

Total Non-Convertible Bonds	676,615	476,266,095	955,902		477,898,612

Convertible Bonds(a)	—	42,015,079	—		42,015,079
Municipals(a)	—	5,691,975	—		5,691,975

Total Bonds and Notes	676,615	523,973,149	955,902		525,605,666

Common Stocks
Chemicals	—	1,586,592	—		1,586,592
Oil, Gas & Consumable Fuels	549,992	83,310	—	(c)	633,302
All Other Common Stocks(a)	61,186,748	—	—		61,186,748

Total Common Stocks	61,736,740	1,669,902	—		63,406,642

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
All Other Convertible Preferred Stocks(a)	8,724,832	—	—		8,724,832

Total Convertible Preferred Stocks	8,724,832	—	—		8,724,832

Non-Convertible Preferred Stocks(a)	—	483,345	—		483,345

Total Preferred Stocks	8,724,832	483,345	—		9,208,177

Warrants	—	278,137	—		278,137
Short-Term Investments	—	11,741,086	—		11,741,086

Total	$71,138,187	$538,145,619	$955,902		$610,239,708

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($388,183) or fair valued by the Fund’s adviser using a broker-dealer bid price provided by a single market maker ($471,435).

(c) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$684,513,560	$—	$684,513,560
Short-Term Investments	—	13,495,909	—	13,495,909
Purchased Options	—	37,204	—	37,204

Total Investments	—	698,046,673	—	698,046,673

Forward Foreign Currency Contracts (unrealized appreciation)	—	753,935	—	753,935
Futures Contracts (unrealized appreciation)	213,658	—	—	213,658

Total	$213,658	$698,800,608	$—	$699,014,266

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(1,086)	$—	$(1,086)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(295,200)	—	(295,200)
Futures Contracts (unrealized depreciation)	(79,374)	—	—	(79,374)

Total	$(79,374)	$(296,286)	$—	$(375,660)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements – continued

September 30, 2020

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$124,534,438	$—	$124,534,438
Short-Term Investments	—	3,571,908	—	3,571,908

Total	$—	$128,106,346	$—	$128,106,346

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Finance Companies	$—	$37,103,223	$320,948	(b)	$37,424,171
All Other Non-Convertible Bonds(a)	—	346,688,930	—		346,688,930

Total Non-Convertible Bonds	—	383,792,153	320,948		384,113,101

Convertible Bonds
Oil Field Services	—	—	2,008,394	(b)	2,008,394
All Other Convertible Bonds(a)	—	39,051,151	—		39,051,151

Total Convertible Bonds	—	39,051,151	2,008,394		41,059,545

Total Bonds and Notes	—	422,843,304	2,329,342		425,172,646

Senior Loans(a)	—	2,696	—		2,696
Common Stocks
Chemicals	—	978,456	—		978,456
Oil, Field Services	—	—	—	(c)	—
Oil, Gas & Consumable Fuels	1,580,573	83,870	—	(c)	1,664,443
All Other Common Stocks(a)	70,783,361	—	—		70,783,361

Total Common Stocks	72,363,934	1,062,326	—		73,426,260

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
Midstream	5,437,200	—	—		5,437,200

Total Convertible Preferred Stocks	5,437,200	—	—		5,437,200

Non-Convertible Preferred Stocks
REITs—Warehouse/Industrials	—	264,500	—		264,500
All Other Non-Convertible Preferred Stocks(a)	750,676	—	—		750,676

Total Non-Convertible Preferred Stocks	750,676	264,500	—		1,015,176

Total Preferred Stocks	6,187,876	264,500	—		6,452,376

Warrants	—	53,172	—		53,172
Short-Term Investments	—	6,215,413	—		6,215,413

Total	$78,551,810	$430,441,411	$2,329,342		$511,322,563

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs

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September 30, 2020

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$9,826	(b)	$9,826
ABS Other	—	—	1,149,776	(c)	1,149,776
All Other Non-Convertible Bonds(a)	—	182,643,572	—		182,643,572

Total Non-Convertible Bonds	—	182,643,572	1,159,602		183,803,174

Convertible Bonds(a)	—	3,727,529	—		3,727,529
Municipals(a)	—	1,538,802	—		1,538,802

Total Bonds and Notes	—	187,909,903	1,159,602		189,069,505

Common Stocks(a)	22,115,093	—	—		22,115,093
Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(d)	—
All Other Convertible Preferred Stocks(a)	1,641,211	—	—		1,641,211

Total Convertible Preferred Stocks	1,641,211	—	—		1,641,211

Non-Convertible Preferred Stocks(a)	—	203,543	—		203,543

Total Preferred Stocks	1,641,211	203,543	—		1,844,754

Short-Term Investments	—	14,727,403	—		14,727,403

Total	$23,756,304	$202,840,849	$1,159,602		$227,756,755

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Valued using broker-dealer bid prices.

(d) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$1,221,216	(a)	$—	$47	$(898,671)	$98,932	$(145,037)	$583,131	$—	$859,618	(a)	$(888,812)
Finance Companies	146,303		148	—	(50,167)	—	—	—	—	96,284		(50,167)
Independent Energy	55,800	(a)	3,622	(162,996)	103,574	—	—	—	—	—		—
Common Stocks
Oil, Gas & Consumable Fuels	111	(a)	—	(46,880)	46,769	—	—	—	—	—	(a)	(111)
Preferred Stocks
Energy	231,178		—	—	(1,208,564)	—	—	977,386	—	—	(a)	(1,208,564)

Total	$1,654,608		$3,770	$(209,829)	$(2,007,059)	$98,932	$(145,037)	$1,560,517	$—	$955,902		$(2,147,654)

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

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September 30, 2020

A debt security valued at $583,131 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A preferred stock valued at $438,546 was transferred from Level 1 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued at the closing bid quotation in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A preferred stock valued at $538,840 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Canada	$2,008	$—	$7	$12	$—	$(2,027)	$—	$—	$—	$—

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
Finance Companies	$487,678		$483	$—	$(167,213)	$—	$—	$—	$—	$320,948		$(167,213)
Independent Energy	1,051,200	(a)	68,464	(3,075,780)	1,956,116	—	—	—	—	—		—
Convertible Bonds
Oil Field Services	—		12,731	—	(1,033,337)	3,029,000	—	—	—	2,008,394		(1,033,337)
Common Stocks
Oil Field Services	—		—	—	(5,792,979)	5,792,979	—	—	—	—	(a)	(5,792,979)
Oil, Gas & Consumable Fuels	112	(a)	—	(882,919)	882,807	—	—	—	—	—	(a)	(112)
Preferred Stocks
Convertible Preferred Stocks
Energy	2,152,090		—	—	(2,749,298)	—	—	597,208	—	—	(a)	(2,749,298)

Total	$3,691,080		$81,678	$(3,958,699)	$(6,903,904)	$8,821,979	$—	$597,208	$—	$2,329,342		$(9,742,939)

(a) Includes securities fair valued at zero by the Fund’s adviser using Level 3 inputs.

A preferred stock valued at $597,208 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$11,066	$—	$20	$(254)	$—	$(1,006)	$—	$—	$9,826		$(356)
ABS Other	2,175,944	—	179	(826,382)	—	(199,965)	—	—	1,149,776		(836,200)
Collateralized Mortgage Obligations	61	—	(1)	2	—	(62)	—	—	—		—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(131,214)	—	—	131,214	—	—	(a)	(131,214)

Total	$2,187,071	$—	$198	$(957,848)	$—	$(201,033)	$131,214	$—	$1,159,602		$(967,770)

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

A preferred stock valued at $131,214 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Bond Fund and Inflation Protected Securities Fund used during the period include forward foreign currency contracts, futures contracts and option contracts.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts and option contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2020, Global Bond Fund engaged in forward foreign currency contracts and option contracts for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. Inflation Protected Securities Fund may use futures contracts to gain investment exposure. During the year ended September 30, 2020, Global Bond Fund and Inflation Protected Securities Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]
Over-the-counter asset derivatives
Foreign exchange contracts	$37,204	$753,935	$—
Exchange-traded asset derivatives
Interest rate contracts	$—	$—	$213,658

Total asset derivatives	$37,204	$753,935	$213,658

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Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,086)	$(295,200)	$—
Exchange-traded liability derivatives
Interest rate contracts	$—	$—	$(79,374)

Total liability derivatives	$(1,086)	$(295,200)	$(79,374)

1 Represents purchased options, at value.

2 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$4,321,383
Foreign exchange contracts	4,107,724	—

Total	$4,107,724	$4,321,383

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Forward foreign currency contracts	Futures contract	Options written
Interest rate contracts	$—	$—	$(501,086)	$—
Foreign exchange contracts	(69,068)	492,206	—	31,141

Total	$(69,068)	$492,206	$(501,086)	$31,141

3 Represents change in unrealized appreciation (depreciation), for purchased options during the period.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$18,674

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for Global Bond Fund and Inflation Protected Securities Fund based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2020:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	22.33%	21.64%
Highest Notional Amount Outstanding	37.10%	25.99%
Lowest Notional Amount Outstanding	14.59%	16.58%
Notional Amount Outstanding as of September 30, 2020	21.45%	24.68%

Inflation Protected Securities Fund	Futures
Average Notional Amount Outstanding	2.10%
Highest Notional Amount Outstanding	8.49%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2020	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

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Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of option contract activity, as a percentage of net assets for Global Bond Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended September 30, 2020:

Global Bond Fund	Call Options Purchased*	Call Options Written*
Average Market Value of Underlying Instruments	0.36%	0.18%
Highest Market Value of Underlying Instruments	2.33%	1.19%
Lowest Market Value of Underlying Instruments	0.00%	0.00%
Market Value of Underlying Instruments as of September 30, 2020	2.31%	1.16%

*	Market value of underlying instruments is determined as follows: for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate.

Over-the-counter derivatives, including forward foreign currency contracts and options contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2020, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$59,934	$—	$59,934	$—	$59,934
BNP Paribas S.A	5,199	—	5,199	—	5,199
Citibank N.A.	20,093	—	20,093	(20,093)	—
Credit Suisse International	360,306	(31,854)	328,452	(230,000)	98,452
HSBC Bank USA	246,926	(52,804)	194,122	(194,122)	—
Morgan Stanley Capital
Services, Inc.	77,638	—	77,638	—	77,638
UBS AG	21,043	(6,800)	14,243	—	14,243

	$791,139	$(91,458)	$699,681	$(444,215)	$255,466

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(31,854)	$31,854	$—	$—	$—
HSBC Bank USA	(52,804)	52,804	—	—	—
Standard Chartered Bank	(204,828)	—	(204,828)	—	(204,828)
UBS AG	(6,800)	6,800	—	—	—

	$(296,286)	$91,458	$(204,828)	$—	$(204,828)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting

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of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2020:

Fund	Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
Global Bond Fund	$7,679,326	$7,143,653
Inflation Protected Securities Fund	143,000	143,000

Net loss amount reflects cash received as collateral for Global Bond Fund of $630,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities. For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$111,757,284	$68,363,018	$77,625,012	$163,789,684
Global Bond Fund	1,376,653,110	1,407,532,928	500,799,591	601,417,728
Inflation Protected Securities Fund	106,569,461	29,390,349	30,415,554	14,917,931
Institutional High Income Fund	56,719,282	30,954,972	104,729,431	90,772,552
Investment Grade Fixed Income Fund	64,754,999	18,977,544	16,937,973	41,207,106

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.55%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.69%	0.94%	0.64%
Inflation Protected Securities Fund	0.40%	0.65%	0.35%
Institutional High Income Fund	0.75%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$3,585,115	$—	$3,585,115	0.50%	0.50%
Global Bond Fund	3,882,400	369,601	3,512,799	0.55%	0.50%
Inflation Protected Securities Fund	131,076	131,076	—	0.25%	—%
Institutional High Income Fund	3,201,401	—	3,201,401	0.60%	0.60%
Investment Grade Fixed Income Fund	1,020,718	—	1,020,718	0.40%	0.40%

1 Management fee waiver is subject to possible recovery until September 30, 2021.

Loomis Sayles reimbursed non-class specific expenses of Inflation Protected Securities Fund in the amount of $26,324. Expense reimbursements are subject to possible recovery until September 30, 2021.

No expenses were recovered for any of the Funds during the year ended September 30, 2020 under the terms of the expense limitation agreements.

b.  Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund and Inflation Protected Securities Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2020, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$470,965
Inflation Protected Securities Fund	8,984

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next

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$30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$316,698
Global Bond Fund	311,890
Inflation Protected Securities Fund	23,181
Institutional High Income Fund	235,670
Investment Grade Fixed Income Fund	112,717

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Bond Fund	$472,715
Inflation Protected Securities Fund	32,893
Institutional High Income Fund	5,723

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$5,677
Inflation Protected Securities Fund	1,036
Institutional High Income Fund	68

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

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A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of September 30, 2020, the percentage of each Fund’s net assets owned by affiliates is as follows:

Inflation Protected Securities Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	5.10%
Loomis Sayles Trust	2.62%
Natixis Sustainable Future 2015 Fund	0.72%
Natixis Sustainable Future 2020 Fund	0.34%
Natixis Sustainable Future 2025 Fund	0.27%
Natixis Sustainable Future 2030 Fund	0.27%
Natixis Sustainable Future 2035 Fund	0.21%
Natixis Sustainable Future 2040 Fund	0.14%
Natixis Sustainable Future 2045 Fund	0.05%

9.72%

Institutional High Income Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	3.92%
Loomis Sayles Non-Qualified Retirement Plans	4.22%
Loomis Sayles Employees	12.19%

20.33%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Inflation Protected Securities Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2021 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed the Fund $1,421 for transfer agency expenses related to Class N shares.

h.  Payment by Affiliates. For the year ended September 30, 2020, Loomis Sayles reimbursed Global Bond Fund $26,309 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Global Bond Fund and Inflation Protected Securities Fund attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended September 30, 2020, Global Bond Fund and Inflation Protected Securities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	$328,934	$178,316	$2,840
Inflation Protected Securities Fund	35,566	2,652	1,421

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to

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the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2020, none of the Funds had borrowings under this agreement.

9.  Risk. Certain Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

10.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non- Affiliated Account Holders	Percentage of Non- Affiliated Ownership	Percentage of Affiliated Ownership (Note 6f)	Total Percentage of Ownership
Fixed Income Fund	5	44.25%	—	44.25%
Global Bond Fund	1	6.17%	—	6.17%
Inflation Protected Securities Fund	6	54.35%	9.72%	64.07%
Institutional High Income Fund	2	33.84%	20.33%	54.17%
Investment Grade Fixed Income Fund	8	64.16%	—	64.16%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,020,185	$89,016,804	3,176,253	$41,541,043
Issued in connection with the reinvestment of distributions	2,287,100	30,326,949	3,432,838	42,326,890
Redeemed	(18,814,579)	(247,187,930)	(13,399,912)	(174,232,222)

Net change	(9,507,294)	$(127,844,177)	(6,790,821)	$(90,364,289)

Decrease from capital share transactions	(9,507,294)	$(127,844,177)	(6,790,821)	$(90,364,289)

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Notes to Financial Statements – continued

September 30, 2020

	Global Bond Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,555,213	$98,607,712	3,226,387	$52,953,887
Issued in connection with the reinvestment of distributions	210,661	3,568,605	149,219	2,377,054
Redeemed	(6,015,735)	(104,179,498)	(10,504,657)	(171,704,843)

Net change	(249,861)	$(2,003,181)	(7,129,051)	$(116,373,902)

Retail Class
Issued from the sale of shares	1,635,100	$28,315,669	1,121,678	$18,246,576
Issued in connection with the reinvestment of distributions	98,162	1,635,375	52,412	821,302
Redeemed	(4,162,003)	(71,128,394)	(4,382,868)	(70,560,176)

Net change	(2,428,741)	$(41,177,350)	(3,208,778)	$(51,492,298)

Class N
Issued from the sale of shares	3,194,087	$56,906,307	2,749,713	$45,412,287
Issued in connection with the reinvestment of distributions	115,413	1,959,710	114,580	1,829,843
Redeemed	(9,144,235)	(156,731,097)	(5,536,193)	(91,413,779)

Net change	(5,834,735)	$(97,865,080)	(2,671,900)	$(44,171,649)

Decrease from capital share transactions	(8,513,337)	$(141,045,611)	(13,009,729)	$(212,037,849)

	Inflation Protected Securities Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	9,022,178	$103,538,509	460,302	$4,704,593
Issued in connection with the reinvestment of distributions	45,669	521,720	48,376	502,779
Redeemed	(1,449,225)	(16,384,767)	(794,259)	(8,132,100)

Net change	7,618,622	$87,675,462	(285,581)	$(2,924,728)

Retail Class
Issued from the sale of shares	1,085,988	$12,070,759	35,398	$364,690
Issued in connection with the reinvestment of distributions	3,540	39,438	1,664	17,313
Redeemed	(527,901)	(5,682,597)	(30,929)	(313,268)

Net change	561,627	$6,427,600	6,133	$68,735

Class N
Issued from the sale of shares	181,985	$2,024,376	97,933	$1,010,452
Issued in connection with the reinvestment of distributions	2,074	23,179	3,401	35,387
Redeemed	(72,853)	(810,946)	(101,642)	(1,046,710)

Net change	111,206	$1,236,609	(308)	$(871)

Increase (decrease) from capital share transactions	8,291,455	$95,339,671	(279,756)	$(2,856,864)

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Notes to Financial Statements – continued

September 30, 2020

	Institutional High Income Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	9,292,795	$54,082,337	8,868,671	$58,735,035
Issued in connection with the reinvestment of distributions	5,480,189	33,922,368	7,226,648	44,516,153
Redeemed	(17,398,541)	(104,435,826)	(24,694,958)	(158,695,796)

Net change	(2,625,557)	$(16,431,121)	(8,599,639)	$(55,444,608)

Decrease from capital share transactions	(2,625,557)	$(16,431,121)	(8,599,639)	$(55,444,608)

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,019,833	$25,209,066	3,715,904	$44,596,334
Issued in connection with the reinvestment of distributions	586,707	7,179,359	744,228	8,846,688
Redeemed	(7,736,662)	(93,509,476)	(3,321,935)	(39,589,135)

Net change	(5,130,122)	$(61,121,051)	1,138,197	$13,853,887

Increase (decrease) from capital share transactions	(5,130,122)	$(61,121,051)	1,138,197	$13,853,887

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund (five of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income Fund	9.21%
Institutional High Income Fund	10.24%
Investment Grade Fixed Income Fund	10.68%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Global Bond Fund	$1,783,363
Institutional High Income Fund	3,503,819
Investment Grade Fixed Income Fund	938,614

Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income Fund
Institutional High Income Fund
Investment Grade Fixed Income Fund

Foreign Tax Credit. For the year ended September 30, 2020, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond Fund	$114,879	$12,185,530

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2020

Portfolio Review	1

Portfolio of Investments	11

Financial Statements	41

Notes to Financial Statements	45

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSIOX

Daniel J. Fuss, CFA®, CIC

Brian P. Kennedy

Elaine M. Stokes

Todd P. Vandam, CFA®

Investment Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Securities Loan Facility), which is a funding backdrop for the ABS (asset-backed securities) market. It even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed income market for the full 12-month period.

High yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and accommodative fiscal and monetary policy. However, high yield issues trailed investment grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, which weighed on the asset class’ return for the full period.

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles High Income Opportunities Fund returned 4.28% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 3.25%.

Explanation of Fund Performance

The past year has been defined by the widespread impact of the Covid-19 global pandemic. After an extremely turbulent first quarter of 2020, markets snapped back amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine. Security selection within investment grade corporate credit was a positive contributor to relative performance, aided by holdings in the consumer cyclical, capital goods and technology sectors. The Fund’s longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) within high yield corporate credit helped relative return as interest rates declined during the period. Additionally, allocations to cash reserves and US Treasuries were positive for performance.

Exposure to securitized assets detracted as this sector did not keep pace with high yield credit. Within convertible securities, selected energy holdings weighed on return.

Outlook

At this time of writing, which is the end of September 2020, economic and financial market conditions have continued to show encouraging signs of improvement, though the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary

1  |

policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data in the third quarter of 2020. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

We increased our credit exposure during the dislocation in the credit markets earlier this year. We have maintained our allocation to credit with the view that we have entered the credit repair phase of the credit cycle1, exiting from the downturn/recessionary phase. This phase of the cycle is typically characterized by balance sheet improvement, better liquidity conditions and tightening spread levels. We believe this phase could potentially provide attractive returns for fixed income investors.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market. The effects of the pandemic have created a need for many companies, across industries, to access capital for liquidity purposes and to potentially refinance debt, a credit positive. New issues generally come at a premium (higher yield than the existing debt of the issuer) to attract investors. Harvesting this new issue “premium” can potentially be an attractive and persistent source of excess return. Recently, there have been modest signs of slowing issuance, given market concerns and some risk aversion. New issuance can provide added liquidity and the ability to extend maturities. However, it can also increase the overall debt level of an issuer. While economic conditions have been improving, the recovery has been uneven and varies by sector. We are still monitoring the potential for fallen angels with expectations for more to possibly occur in specific areas, including consumer cyclical, lodging & leisure, retailers and restaurants. We think default rate risk and fallen angel activity will likely be more moderate than what was experienced in the spring of this year, and there is opportunity to add value in the credit sectors with good security selection.

As we approach the end of 2020, we believe our portfolios are well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 2020

Average Annual Total Returns — September 30, 2020

	1 year	5 years	10 years	Expense Ratios[2]
				Gross	Net

Institutional Class (Inception 4/12/04)	4.28%	6.78%	7.02%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	3.25	6.79	6.47

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Barclays U.S. Universal and Global High-Yield Indices.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

3  |

LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol

Ian Anderson	Institutional Class	LSSAX

Alessandro Pagani, CFA®

Clifton V. Rowe, CFA®

Investment Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the term asset-backed securities loan facility (TALF), which is a funding backdrop for the asset-backed securities (ABS) market. It even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely; prices and yields move in opposite directions.

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Securitized Asset Fund returned 4.13% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, which returned 4.52%.

Explanation of Fund Performance

The Fund’s holdings of agency collateralized mortgage obligation (CMO) and agency commercial mortgage-backed securities (CMBS) detracted from relative return, with exposure to agency mortgage-backed securities (MBS) and agency CMBS derivatives, respectively, driving the underperformance. The strategy aims to be duration neutral versus its benchmark and we use interest rate futures and swaps in our effort to achieve this objective. Given the rally in rates during the year, the derivative positions detracted from returns.

The Fund’s positioning with respect to agency pass through securities was the largest positive contributor to relative performance. Holdings of residential mortgage-backed securities (RMBS) also contributed significantly to relative return, primarily due to exposure to re-performing loans and single-family rental loans. The Fund’s positioning with respect to collateralized loan obligations and collateralized debt obligations (CLO/CDO) contributed to relative performance for the period, with exposure to AAA and senior mezzanine loans driving the outperformance.

Outlook

We are overweight in MBS versus Treasuries, as agency MBS currently offers favorable risk-adjusted forecasted returns in spite of the elevated supply levels. With the Fed reaffirming its pace of MBS net purchases at $40 billion per month for the foreseeable future, we believe the environment remains favorable for mortgages, which offer a strong carry proposition for patient investors over the short to medium term. While fundamentals continue to be challenged with prepayment speeds remaining elevated, we find the convexity profile of the mortgage universe attractive, with limited duration contraction risk as the vast majority of loans have an incentive to refinance. While the Fed remains the dominant driver of demand, banks have also started to add MBS exposure more meaningfully in Q3 and we expect them to remain the second largest source of demand into year-end.

Consumer ABS fundamentals were stable during the quarter despite continued high unemployment and uncertainty. Meanwhile, losses remain flat at pre-Covid crisis levels and similar to those seen during 2019. We believe consumers are still benefiting from smaller forms of stimulus (i.e. FEMA payments), increased savings and less discretionary spending. The consumer also entered this downturn with a healthy balance sheet contributing to their ability to continue to pay their debt. However, recognizing there is still much uncertainty about economic

|  4

recovery and declining unemployment, we remain cautious. When investing down in credit, we are focusing on strong structures and sophisticated sponsors that can weather the proverbial “storm.” Otherwise, with spreads having reverted close to pre-Covid levels, we favor staying up in quality.

Spreads for CMBS widened dramatically during the Covid-related selloff, but have retraced much of the move with credit bonds following the AAA sector tighter. AAA legacy bonds were initially supported by a TALF backstop, but strong crossover demand from corporate credit markets (benefiting from direct government purchases) resulted in both a decline as well as a flattening of the credit curve. Despite the summer rally, most CMBS spreads are still at fair/attractive long-term levels.

We believe shelter, and single family housing in particular, will benefit in the long term as the consequences of the current crisis unfold. We are therefore positive on the long-term fundamentals of US housing. US house prices rose 3.5% in 2019. Looking ahead, we have reduced our expectation for home price growth to between -2% and 0% given the broader deterioration in the macro economy. In securities, we favor those which are fundamentally best prepared to weather the ongoing economic challenges and changes driven by the current health crisis, preferring to extend duration where possible to realize the best possible total returns.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 2020

Average Annual Total Returns — September 30, 2020

				Expense Ratios[2]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 3/2/06)	4.13%	3.79%	4.39%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Securitized Bond Index[1]	4.52	3.06	3.09

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,152.90	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,052.80	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, a graph showing each Fund’s performance against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the COVID-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that through December 31, 2019, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles High Income Opportunities Fund	64%	18%	17%
Loomis Sayles Securitized Asset Fund	86%	25%	6%

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In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; and (3) that the Fund’s longer term performance was strong. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the COVID-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants, although the Trustees are not involved in setting or reviewing those fees. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the COVID-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2021.

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LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Funds’ portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles High Income Opportunities Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

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Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 92.0% of Net Assets

Non-Convertible Bonds – 88.7%

	ABS Car Loan – 0.1%
$150,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	$151,631

	ABS Home Equity – 0.3%
595,000	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A2, 4.167%, 7/25/2058, 144A(a)	594,275
123,117	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 0.486%, 9/19/2045(b)	91,822

		686,097

	Aerospace & Defense – 4.8%
80,000	Boeing Co. (The), 3.250%, 2/01/2035	75,197
455,000	Boeing Co. (The), 3.375%, 6/15/2046	389,956
15,000	Boeing Co. (The), 3.500%, 3/01/2039	13,626
50,000	Boeing Co. (The), 3.550%, 3/01/2038	45,547
265,000	Boeing Co. (The), 3.625%, 3/01/2048	232,883
90,000	Boeing Co. (The), 3.650%, 3/01/2047	79,464
290,000	Boeing Co. (The), 3.750%, 2/01/2050	264,628
50,000	Boeing Co. (The), 3.825%, 3/01/2059	44,071
20,000	Boeing Co. (The), 3.850%, 11/01/2048	18,327
250,000	Boeing Co. (The), 3.900%, 5/01/2049	230,421
1,215,000	Boeing Co. (The), 5.150%, 5/01/2030	1,365,671
95,000	Boeing Co. (The), 5.705%, 5/01/2040	111,998
1,985,000	Boeing Co. (The), 5.805%, 5/01/2050	2,401,414
230,000	Boeing Co. (The), 5.930%, 5/01/2060	284,657
960,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	890,400
735,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	628,425
200,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	192,000
145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	137,677
606,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	688,937
170,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	211,108
70,000	Moog, Inc., 4.250%, 12/15/2027, 144A	71,578
650,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	533,390
1,030,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	1,044,152
30,000	TransDigm, Inc., 5.500%, 11/15/2027	28,831
790,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	824,993
1,405,000	TransDigm, Inc., 6.375%, 6/15/2026	1,410,522
85,000	Wolverine Escrow LLC, 9.000%, 11/15/2026, 144A	70,125

		12,289,998

	Airlines – 0.5%
40,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	27,200
505,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	487,325

	Airlines – continued
510,000	Delta Air Lines, Inc., 7.375%, 1/15/2026	534,655
485,000	Latam Finance Ltd., 7.000%, 3/01/2026, 144A(c)	179,916

		1,229,096

	Automotive – 4.2%
565,000	Clarios Global LP/Clarios U.S. Finance Co., 8.500%, 5/15/2027, 144A	583,363
2,700,000	Ford Motor Co., 8.500%, 4/21/2023	2,943,000
1,620,000	Ford Motor Co., 9.000%, 4/22/2025	1,857,346
200,000	Ford Motor Credit Co. LLC, 3.219%, 1/09/2022	199,740
200,000	Ford Motor Credit Co. LLC, 4.250%, 9/20/2022	201,732
200,000	Ford Motor Credit Co. LLC, 4.542%, 8/01/2026	199,526
200,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	205,000
400,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	395,436
90,000	General Motors Co., 5.000%, 4/01/2035	97,502
100,000	General Motors Co., 5.150%, 4/01/2038	106,197
250,000	General Motors Co., 5.200%, 4/01/2045	269,291
910,000	General Motors Co., 6.250%, 10/02/2043	1,078,408
1,370,000	General Motors Co., 6.600%, 4/01/2036	1,667,373
220,000	General Motors Co., 6.750%, 4/01/2046	270,815
65,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	63,155
60,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	60,000
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	332,080
305,000	PM General Purchaser LLC, 9.500%, 10/01/2028, 144A	316,346

		10,846,310

	Banking – 1.7%
1,890,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,119,040
1,035,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	985,600
740,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	777,690
355,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	361,656

		4,243,986

	Brokerage – 0.1%
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	173,498

	Building Materials – 2.1%
125,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	126,563

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$45,000	Boise Cascade Co., 4.875%, 7/01/2030, 144A	$48,375
315,000	Builders FirstSource, Inc., 5.000%, 3/01/2030, 144A	326,025
375,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	401,719
300,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	306,290
300,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	316,125
380,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029, 144A	384,898
1,250,000	James Hardie International Finance DAC, 5.000%, 1/15/2028, 144A	1,303,125
105,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	105,525
350,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	356,667
415,000	Masonite International Corp., 5.375%, 2/01/2028, 144A	442,571
100,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	104,125
425,000	U.S. Concrete, Inc., 5.125%, 3/01/2029, 144A	426,062
609,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	628,031

		5,276,101

	Cable Satellite – 5.3%
665,000	Altice Financing S.A., 5.000%, 1/15/2028, 144A	645,881
95,000	Block Communications, Inc., 4.875%, 3/01/2028, 144A	96,900
615,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	635,670
280,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	294,013
205,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	213,969
3,485,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	3,689,744
690,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.750%, 10/01/2026, 144A	692,173
520,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	530,010
520,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	523,900
710,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	787,212
175,000	DISH DBS Corp., 7.375%, 7/01/2028	180,250
875,000	DISH DBS Corp., 7.750%, 7/01/2026	961,940
480,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028, 144A	491,886
600,000	Sirius XM Radio, Inc., 4.125%, 7/01/2030, 144A	611,250
1,200,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	1,257,048

	Cable Satellite – continued
555,000	ViaSat, Inc., 6.500%, 7/15/2028, 144A	555,805
250,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	248,750
630,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029, 144A	676,274
325,000	Ziggo BV, 4.875%, 1/15/2030, 144A	336,336

		13,429,011

	Chemicals – 1.2%
460,000	Avient Corp., 5.750%, 5/15/2025, 144A	487,600
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	186,750
595,000	Chemours Co. (The), 5.375%, 5/15/2027	589,050
25,000	Chemours Co. (The), 7.000%, 5/15/2025	25,312
805,000	Hercules LLC, 6.500%, 6/30/2029	807,198
290,000	Hexion, Inc., 7.875%, 7/15/2027, 144A	289,913
45,000	Methanex Corp., 5.250%, 12/15/2029	44,494
225,000	Methanex Corp., 5.650%, 12/01/2044	203,062
490,000	Olin Corp., 5.000%, 2/01/2030	460,600
85,000	Olin Corp., 5.125%, 9/15/2027	84,150
20,000	Olin Corp., 5.625%, 8/01/2029	19,650

		3,197,779

	Construction Machinery – 0.1%
215,000	United Rentals North America, Inc., 4.000%, 7/15/2030	220,375

	Consumer Cyclical Services – 5.0%
345,000	ANGI Group LLC, 3.875%, 8/15/2028, 144A	341,550
1,705,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,642,785
385,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	404,027
910,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	1,003,647
465,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	502,929
1,355,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.250%, 1/15/2028, 144A	1,371,937
20,000	QVC, Inc., 4.450%, 2/15/2025	20,550
20,000	QVC, Inc., 4.850%, 4/01/2024	20,902
495,000	Realogy Group LLC/Realogy Co-Issuer Corp., 7.625%, 6/15/2025, 144A	518,513
295,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	321,919
525,000	Staples, Inc., 7.500%, 4/15/2026, 144A	485,184
155,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	159,216
730,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	781,100
4,765,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,078,489

		12,652,748

	Consumer Products – 0.5%
200,000	Valvoline, Inc., 4.375%, 8/15/2025	205,750
210,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	216,825

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – continued
$140,000	Mattel, Inc., 5.875%, 12/15/2027, 144A	$150,675
435,000	Energizer Holdings, Inc., 4.375%, 3/31/2029, 144A	439,350
150,000	Newell Brands, Inc., 4.875%, 6/01/2025	161,812

		1,174,412

	Diversified Manufacturing – 0.5%
390,000	Vertical U.S. Newco, Inc., 5.250%, 7/15/2027, 144A	405,313
355,000	WESCO Distribution, Inc., 7.125%, 6/15/2025, 144A	386,702
490,000	WESCO Distribution, Inc., 7.250%, 6/15/2028, 144A	536,881

		1,328,896

	Electric – 1.4%
1,285,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,329,975
925,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,079,641
105,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	114,188
135,000	NRG Energy, Inc., 5.750%, 1/15/2028	145,631
130,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	134,875
320,000	PG&E Corp., 5.000%, 7/01/2028	310,400
315,000	PG&E Corp., 5.250%, 7/01/2030	304,763
200,000	Talen Energy Supply LLC, 10.500%, 1/15/2026, 144A	152,000

		3,571,473

	Finance Companies – 3.9%
415,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	448,020
720,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	742,850
1,000,000	Navient Corp., 5.000%, 3/15/2027	939,030
245,000	Navient Corp., 5.500%, 1/25/2023	246,557
980,000	Navient Corp., 6.500%, 6/15/2022	999,600
1,110,000	OneMain Finance Corp., 5.375%, 11/15/2029	1,154,400
150,000	OneMain Finance Corp., 6.875%, 3/15/2025	166,451
1,110,000	OneMain Finance Corp., 7.125%, 3/15/2026	1,240,092
410,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	396,675
2,315,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	2,439,223
335,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	332,069
335,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	330,812

	Finance Companies – continued
685,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023, 144A	589,723

		10,025,502

	Financial Other – 1.9%
1,805,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	1,827,562
1,405,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,463,729
135,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	140,738
1,180,000	Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027, 144A	1,202,845
270,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	289,575

		4,924,449

	Food & Beverage – 3.3%
60,000	Aramark Services, Inc., 4.750%, 6/01/2026	60,708
80,000	Aramark Services, Inc., 5.000%, 2/01/2028, 144A	80,600
695,000	Aramark Services, Inc., 6.375%, 5/01/2025, 144A	723,964
395,000	Herbalife Nutrition Ltd./HLF Financing, Inc., 7.875%, 9/01/2025, 144A	424,131
225,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	231,930
65,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.500%, 4/15/2029, 144A	72,148
1,205,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,236,414
735,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	775,658
650,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	685,956
385,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	421,622
35,000	Kraft Heinz Foods Co., 5.200%, 7/15/2045	38,263
245,000	Kraft Heinz Foods Co., 5.500%, 6/01/2050, 144A	280,784
155,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	167,400
635,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	672,141
510,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	525,300
180,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	183,375
440,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	454,300
590,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	606,963
20,000	Post Holdings, Inc., 5.500%, 12/15/2029, 144A	21,400
310,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	325,888
325,000	TreeHouse Foods, Inc., 4.000%, 9/01/2028	328,699

		8,317,644

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Gaming – 3.5%
$980,000	Boyd Gaming Corp., 4.750%, 12/01/2027	$961,625
150,000	Boyd Gaming Corp., 6.375%, 4/01/2026	156,179
510,000	Caesars Entertainment, Inc., 6.250%, 7/01/2025, 144A	533,075
640,000	Caesars Entertainment, Inc., 8.125%, 7/01/2027, 144A	678,400
225,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.250%, 10/15/2025, 144A	217,688
230,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.750%, 7/01/2025, 144A	237,187
200,000	International Game Technology PLC, 5.250%, 1/15/2029, 144A	202,250
351,000	International Game Technology PLC, 6.250%, 2/15/2022, 144A	358,459
400,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	429,000
500,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	509,375
790,000	MGM Resorts International, 5.500%, 4/15/2027	825,550
370,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	370,906
190,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	192,850
630,000	Studio City Finance Ltd., 6.000%, 7/15/2025, 144A	644,049
540,000	Studio City Finance Ltd., 6.500%, 1/15/2028, 144A	564,300
180,000	VICI Properties LP/VICI Note Co., Inc., 3.750%, 2/15/2027, 144A	176,990
315,000	VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/2030, 144A	309,881
1,090,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 3/01/2025, 144A	1,028,687
290,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	278,248
420,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	400,050

		9,074,749

	Government Owned – No Guarantee – 0.4%
600,000	Petroleos Mexicanos, 5.950%, 1/28/2031, 144A	506,700
285,000	Petroleos Mexicanos, 6.625%, 6/15/2035	236,677
640,000	YPF S.A., 6.950%, 7/21/2027, 144A	427,200

		1,170,577

	Healthcare – 4.9%
655,000	Avantor Funding, Inc., 4.625%, 7/15/2028, 144A	679,562
80,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	78,200
2,050,000	CHS/Community Health Systems, Inc., 6.625%, 2/15/2025, 144A	1,983,375

	Healthcare – continued
845,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	830,635
610,000	DaVita, Inc., 3.750%, 2/15/2031, 144A	587,766
610,000	Encompass Health Corp., 4.500%, 2/01/2028	613,050
930,000	Encompass Health Corp., 4.750%, 2/01/2030	943,522
430,000	HCA, Inc., 7.050%, 12/01/2027	502,025
35,000	HCA, Inc., 7.500%, 12/15/2023	39,900
790,000	HCA, Inc., 7.500%, 11/06/2033	1,050,700
40,000	HCA, Inc., 7.690%, 6/15/2025	47,000
40,000	HCA, Inc., 8.360%, 4/15/2024	47,100
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	244,463
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	25,500
105,000	Hill-Rom Holdings, Inc., 4.375%, 9/15/2027, 144A	108,670
665,000	MPH Acquisition Holdings LLC, 7.125%, 6/01/2024, 144A	683,188
290,000	Polaris Intermediate Corp., 9.250% PIK or 8.500% Cash, 12/01/2022, 144A(d)	295,075
115,000	Select Medical Corp., 6.250%, 8/15/2026, 144A	119,600
265,000	Surgery Center Holdings, Inc., 6.750%, 7/01/2025, 144A	263,675
170,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	172,448
1,325,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	1,337,322
1,855,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	1,803,987

		12,456,763

	Home Construction – 1.0%
255,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S Corp., 4.875%, 2/15/2030, 144A	238,685
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(e)(f)(g)	—
275,000	KB Home, 4.800%, 11/15/2029	303,187
300,000	Mattamy Group Corp., 4.625%, 3/01/2030, 144A	303,174
720,000	PulteGroup, Inc., 6.000%, 2/15/2035	889,200
465,000	Taylor Morrison Communities, Inc., 5.125%, 8/01/2030, 144A	495,225
205,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	222,938
205,000	TRI Pointe Group, Inc., 5.700%, 6/15/2028	224,475

		2,676,884

	Independent Energy – 5.9%
480,000	Apache Corp., 4.250%, 1/15/2030	432,444
225,000	Apache Corp., 4.250%, 1/15/2044	191,250
225,000	Centennial Resource Production LLC, 8.000%, 6/01/2025, 144A	182,376
300,000	Comstock Resources, Inc., 9.750%, 8/15/2026	307,560
365,000	Continental Resources, Inc., 3.800%, 6/01/2024	336,712
605,000	Continental Resources, Inc., 4.375%, 1/15/2028	524,081

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$285,000	Continental Resources, Inc., 4.500%, 4/15/2023	$271,605
410,000	Continental Resources, Inc., 4.900%, 6/01/2044	308,800
35,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	33,930
90,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.500%, 1/30/2026, 144A	89,325
140,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%, 7/15/2025, 144A	143,850
75,000	EQT Corp., 7.875%, 2/01/2025	83,134
595,000	EQT Corp., 8.750%, 2/01/2030	702,100
210,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	216,926
300,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	311,022
300,000	MEG Energy Corp., 7.125%, 2/01/2027, 144A	269,049
255,000	Montage Resources Corp., 8.875%, 7/15/2023	259,144
300,000	Murphy Oil Corp., 6.375%, 12/01/2042	235,500
510,000	Newfield Exploration Co., 5.375%, 1/01/2026	478,956
276,000	Occidental Petroleum Corp., 2.700%, 2/15/2023	252,540
2,130,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	1,807,156
90,000	Occidental Petroleum Corp., 3.000%, 2/15/2027	70,582
80,000	Occidental Petroleum Corp., 3.200%, 8/15/2026	63,450
55,000	Occidental Petroleum Corp., 3.400%, 4/15/2026	43,862
825,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	684,750
1,575,000	Occidental Petroleum Corp., 3.500%, 8/15/2029	1,206,765
10,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	6,875
415,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	290,544
200,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	181,182
590,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	540,711
260,000	Occidental Petroleum Corp., 8.500%, 7/15/2027	262,005
240,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	247,200
435,000	Ovintiv, Inc., 6.500%, 8/15/2034	405,080
100,000	Ovintiv, Inc., 6.625%, 8/15/2037	91,458
445,000	Parsley Energy LLC/Parsley Finance Corp., 5.250%, 8/15/2025, 144A	440,550
185,000	Parsley Energy LLC/Parsley Finance Corp., 5.375%, 1/15/2025, 144A	184,537
450,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027, 144A	447,750

	Independent Energy – continued
79,000	Range Resources Corp., 5.000%, 3/15/2023	75,050
385,000	Range Resources Corp., 9.250%, 2/01/2026, 144A	395,587
600,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	568,500
256,000	SM Energy Co., 10.000%, 1/15/2025, 144A	244,303
465,000	Southwestern Energy Co., 6.450%, 1/23/2025	450,469
60,000	Southwestern Energy Co., 7.500%, 4/01/2026	58,650
45,000	Southwestern Energy Co., 7.750%, 10/01/2027	43,763
340,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	231,200
90,000	WPX Energy, Inc., 5.250%, 10/15/2027	91,350
265,000	WPX Energy, Inc., 5.875%, 6/15/2028	276,925

		15,040,558

	Industrial Other – 0.5%
145,000	Hillenbrand, Inc., 5.750%, 6/15/2025	154,606
975,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	1,018,631
150,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	157,875

		1,331,112

	Integrated Energy – 0.3%
70,000	Cenovus Energy, Inc., 4.250%, 4/15/2027	63,286
45,000	Cenovus Energy, Inc., 5.250%, 6/15/2037	38,815
235,000	Cenovus Energy, Inc., 5.375%, 7/15/2025	226,173
450,000	Cenovus Energy, Inc., 5.400%, 6/15/2047	380,181

		708,455

	Internet & Data – 0.1%
210,000	Cablevision Lightpath LLC, 5.625%, 9/15/2028, 144A	213,087

	Leisure – 1.1%
360,000	Carnival Corp., 9.875%, 8/01/2027, 144A	381,452
275,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 6/01/2024	263,142
1,025,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	959,974
380,000	Royal Caribbean Cruises Ltd., 11.500%, 6/01/2025, 144A	440,821
280,000	Six Flags Entertainment Corp., 4.875%, 7/31/2024, 144A	263,388
585,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	561,425

		2,870,202

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Lodging – 2.0%
$720,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	$676,800
545,000	Marriott Ownership Resorts, Inc., 6.125%, 9/15/2025, 144A	561,350
1,460,000	Marriott Ownership Resorts, Inc./ILG LLC, 6.500%, 9/15/2026	1,499,011
975,000	Wyndham Destinations, Inc., 3.900%, 3/01/2023	955,500
300,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	289,500
665,000	Wyndham Destinations, Inc., 5.625%, 3/01/2021	666,663
515,000	Wyndham Destinations, Inc., 6.625%, 7/31/2026, 144A	539,519

		5,188,343

	Media Entertainment – 4.2%
230,000	Clear Channel International BV, 6.625%, 8/01/2025, 144A	235,244
745,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/2024	722,203
970,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	686,275
360,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	187,425
335,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	315,720
165,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	171,893
3,360,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	3,309,600
800,000	Lamar Media Corp., 3.750%, 2/15/2028, 144A	796,000
150,000	Lamar Media Corp., 4.000%, 2/15/2030, 144A	150,000
575,000	Meredith Corp., 6.875%, 2/01/2026	480,125
1,085,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,236,900
415,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	489,140
115,000	Nexstar Broadcasting, Inc., 5.625%, 7/15/2027, 144A	120,794
490,000	Nielsen Finance LLC/Nielsen Finance Co., 5.625%, 10/01/2028, 144A	506,807
470,000	Nielsen Finance LLC/Nielsen Finance Co., 5.875%, 10/01/2030, 144A	488,616
370,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.250%, 6/15/2025, 144A	381,100
200,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	201,500
230,000	Univision Communications, Inc., 6.625%, 6/01/2027, 144A	224,537

		10,703,879

	Metals & Mining – 4.7%
825,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	797,783
485,000	Alcoa Nederland Holding BV, 5.500%, 12/15/2027, 144A	505,467

	Metals & Mining – continued
75,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	72,071
560,000	ArcelorMittal S.A., 7.000%, 3/01/2041	691,600
145,000	ArcelorMittal S.A., 7.250%, 10/15/2039	183,012
55,000	Carpenter Technology Corp., 6.375%, 7/15/2028	57,564
85,000	Cleveland-Cliffs, Inc., 6.750%, 3/15/2026, 144A	86,488
550,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/2025, 144A	613,938
545,000	Commercial Metals Co., 4.875%, 5/15/2023	566,800
460,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	441,025
2,560,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,467,200
615,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	614,231
600,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	593,466
565,000	Freeport-McMoRan, Inc., 4.125%, 3/01/2028	572,063
955,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	978,875
85,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	87,886
65,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	68,344
190,000	Freeport-McMoRan, Inc., 5.000%, 9/01/2027	198,465
935,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	1,014,671
960,000	Novelis Corp., 4.750%, 1/30/2030, 144A	942,931
390,000	United States Steel Corp., 6.250%, 3/15/2026	264,225
95,000	United States Steel Corp., 6.875%, 8/15/2025	69,832

		11,887,937

	Midstream – 4.9%
185,000	Buckeye Partners LP, 5.600%, 10/15/2044	164,089
130,000	Buckeye Partners LP, 5.850%, 11/15/2043	120,425
95,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	93,575
160,000	DCP Midstream Operating LP, 5.375%, 7/15/2025	164,973
540,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	550,827
95,000	Enable Midstream Partners LP, 4.400%, 3/15/2027	91,046
195,000	Enable Midstream Partners LP, 4.950%, 5/15/2028	190,383
1,715,000	Energy Transfer Operating LP, Series A, (fixed rate to 2/15/2023, variable rate thereafter), 6.250%(h)	1,119,038
785,000	EnLink Midstream Partners LP, 4.850%, 7/15/2026	679,111

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$90,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	$57,150
490,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	308,700
250,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	160,625
455,000	EQM Midstream Partners LP, 6.000%, 7/01/2025, 144A	469,219
470,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	498,209
100,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	100,705
625,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.750%, 2/01/2028	543,031
260,000	Harvest Midstream I LP, 7.500%, 9/01/2028, 144A	258,700
2,095,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	2,134,239
545,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	569,798
80,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	47,600
540,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	585,977
370,000	NuStar Logistics LP, 5.750%, 10/01/2025	382,136
85,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 9/15/2024, 144A	79,900
90,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 1/15/2028, 144A	81,000
395,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, 3/01/2027, 144A	361,425
1,250,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030, 144A	1,251,312
735,000	Western Midstream Operating LP, 5.050%, 2/01/2030	715,350
50,000	Western Midstream Operating LP, 5.300%, 3/01/2048	40,250
345,000	Western Midstream Operating LP, 5.450%, 4/01/2044	294,975
345,000	Western Midstream Operating LP, 6.250%, 2/01/2050	319,556

		12,433,324

	Non-Agency Commercial Mortgage-Backed Securities – 0.5%
100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 3.652%, 11/15/2031, 144A(b)(e)(i)	70,337
180,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 4.652%, 11/15/2031, 144A(b)(e)(i)	113,821

	Non-Agency Commercial Mortgage-Backed Securities – continued
795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A(e)(i)	540,967
5,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.555%, 8/10/2044, 144A(a)(e)(i)	3,980
275,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.661%, 6/15/2044, 144A(a)	158,371
320,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.652%, 11/15/2027, 144A(b)(e)(f)(g)	197,762
350,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.552%, 11/15/2027, 144A(b)(e)(f)(g)	116,676
100,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.965%, 6/15/2045, 144A(a)	38,548

		1,240,462

	Oil Field Services – 0.4%
1,400,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	553,000
639,600	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	412,542
87,750	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	78,317

		1,043,859

	Packaging – 1.6%
1,300,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(d)	1,293,240
1,155,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/2027, 144A	1,176,945
170,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028, 144A	177,013
220,000	Intelligent Packaging Ltd Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 9/15/2028, 144A	223,091
610,000	Mauser Packaging Solutions Holding Co., 7.250%, 4/15/2025, 144A	574,162
665,000	OI European Group BV, 4.000%, 3/15/2023, 144A	674,975

		4,119,426

	Pharmaceuticals – 3.6%
215,000	Bausch Health Americas, Inc., 9.250%, 4/01/2026, 144A	236,500
180,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	174,825
1,260,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	1,241,100
885,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	910,276
185,000	Bausch Health Cos., Inc., 7.250%, 5/30/2029, 144A	199,338
835,000	Bausch Health Cos., Inc., 9.000%, 12/15/2025, 144A	908,313

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – continued
$165,000	Catalent Pharma Solutions, Inc., 5.000%, 7/15/2027, 144A	$171,600
555,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A	407,925
363,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.500%, 7/31/2027, 144A	379,335
390,000	Jaguar Holding Co. II/PPD Development LP, 5.000%, 6/15/2028, 144A	407,063
136,000	Par Pharmaceutical, Inc., 7.500%, 4/01/2027, 144A	142,484
170,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	162,479
650,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	573,436
3,740,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	3,110,558
295,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	309,750

		9,334,982

	Property & Casualty Insurance – 0.2%
150,000	AmWINS Group, Inc., 7.750%, 7/01/2026, 144A	160,500
265,000	Ardonagh Midco 2 PLC, 11.500%, 1/15/2027, 144A	267,650

		428,150

	Refining – 0.5%
540,000	Parkland Corp., 5.875%, 7/15/2027, 144A	567,675
715,000	Parkland Corp., 6.000%, 4/01/2026, 144A	748,962

		1,316,637

	REITs – Hotels – 0.5%
430,000	Host Hotels & Resorts LP, 3.500%, 9/15/2030	411,600
380,000	Service Properties Trust, 4.750%, 10/01/2026	337,942
645,000	Service Properties Trust, 4.350%, 10/01/2024	583,725

		1,333,267

	REITs – Mortgage – 1.2%
525,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	454,125
610,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	597,983
615,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	569,644
1,365,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,363,293

		2,985,045

	REITs – Regional Malls – 0.4%
1,215,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.750%, 5/15/2026, 144A	957,505

	Restaurants – 0.9%
1,280,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	1,289,869
805,000	Yum! Brands, Inc., 3.625%, 3/15/2031	805,000
125,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	135,000

		2,229,869

	Retailers – 2.1%
91,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028, 144A	91,569
99,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030, 144A	99,743
120,000	AutoNation, Inc., 4.750%, 6/01/2030	141,386
1,085,000	Carvana Co., 5.625%, 10/01/2025, 144A	1,070,418
1,085,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,072,164
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	492,442
80,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	78,600
130,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	127,887
185,000	L Brands, Inc., 5.250%, 2/01/2028	178,987
215,000	L Brands, Inc., 6.625%, 10/01/2030, 144A	218,762
150,000	L Brands, Inc., 6.750%, 7/01/2036	147,000
455,000	L Brands, Inc., 6.875%, 11/01/2035	448,314
270,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	270,000
115,000	Murphy Oil USA, Inc., 4.750%, 9/15/2029	122,475
580,000	PetSmart, Inc., 7.125%, 3/15/2023, 144A	585,075
50,000	PetSmart, Inc., 8.875%, 6/01/2025, 144A	51,873
135,000	William Carter Co. (The), 5.625%, 3/15/2027, 144A	140,906

		5,337,601

	Supermarkets – 0.3%
755,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/2030, 144A	787,087

	Technology – 4.1%
240,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.250%, 1/31/2026, 144A	244,350
415,000	Camelot Finance S.A., 4.500%, 11/01/2026, 144A	423,300
2,475,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	2,376,000
373,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	378,054
575,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	590,812

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$39,000	Dun & Bradstreet Corp. (The), 6.875%, 8/15/2026, 144A	$41,888
1,390,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,414,325
250,000	Logan Merger Sub, Inc., 5.500%, 9/01/2027, 144A	252,888
195,000	NCR Corp., 5.000%, 10/01/2028, 144A	195,156
210,000	NCR Corp., 5.250%, 10/01/2030, 144A	210,000
75,000	NCR Corp., 8.125%, 4/15/2025, 144A	82,894
930,000	Nokia OYJ, 4.375%, 6/12/2027	987,544
515,000	Open Text Corp., 3.875%, 2/15/2028, 144A	519,918
20,000	Open Text Corp., 5.875%, 6/01/2026, 144A	20,750
130,000	Presidio Holdings, Inc., 4.875%, 2/01/2027, 144A	131,300
130,000	Presidio Holdings, Inc., 8.250%, 2/01/2028, 144A	136,175
205,000	PTC, Inc., 3.625%, 2/15/2025, 144A	208,075
290,000	PTC, Inc., 4.000%, 2/15/2028, 144A	298,069
335,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	327,463
175,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	176,750
65,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	71,537
20,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	20,306
130,000	Seagate HDD Cayman, 4.125%, 1/15/2031, 144A	140,295
195,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	193,781
140,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	148,781
260,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 7.500%, 9/01/2025, 144A	268,125
255,000	Xerox Holdings Corp., 5.000%, 8/15/2025, 144A	252,009
255,000	Xerox Holdings Corp., 5.500%, 8/15/2028, 144A	251,232

		10,361,777

	Transportation Services – 0.1%
410,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	369,086

	Wireless – 1.2%
1,070,000	Altice France Holding S.A., 10.500%, 5/15/2027, 144A	1,189,294
810,000	Altice France S.A., 5.125%, 1/15/2029, 144A	806,962
770,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	803,688
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	207,668
100,000	Sprint Capital Corp., 6.875%, 11/15/2028	125,000

		3,132,612

	Wirelines – 0.7%
30,000	CenturyLink, Inc., 5.125%, 12/15/2026, 144A	30,822
420,000	CenturyLink, Inc., 5.625%, 4/01/2025	448,712
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	224,130
100,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	116,000
155,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	195,486
165,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/2025, 144A	174,851
275,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.250%, 10/15/2023	270,875
260,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.750%, 8/15/2028, 144A	255,450

		1,716,326

	Total Non-Convertible Bonds

	(Identified Cost $215,878,507)	226,188,567

Convertible Bonds – 3.3%

	Cable Satellite – 1.6%
960,000	DISH Network Corp., 2.375%, 3/15/2024	863,952
3,400,000	DISH Network Corp., 3.375%, 8/15/2026	3,121,188

		3,985,140

	Diversified Manufacturing – 0.2%
435,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	397,913

	Energy – 0.0%
805,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(e)(i)	26,968

	Healthcare – 0.3%
685,000	Integra LifeSciences Holdings Corp., 0.500%, 8/15/2025, 144A	645,880

	Industrial Other – 0.0%
115,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	114,597

	Oil Field Services – 0.1%
375,000	Nabors Industries, Inc., 0.750%, 1/15/2024	84,247
445,000	Oil States International, Inc., 1.500%, 2/15/2023	252,382

		336,629

	Pharmaceuticals – 1.1%
410,000	Aerie Pharmaceuticals, Inc., 1.500%, 10/01/2024	330,160
540,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	566,650
1,640,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	1,603,906

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – continued
$340,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	$268,928

		2,769,644

	Total Convertible Bonds

	(Identified Cost $9,401,434)	8,276,771

	Total Bonds and Notes

	(Identified Cost $225,279,941)	234,465,338

Senior Loans – 0.0%

	Chemicals – 0.0%
97,112	Chemours Co. (The), 2018 USD Term Loan B, 1-month LIBOR + 1.750%, 1.900%, 4/03/2025(b) (Identified Cost $96,955)	93,471

Collateralized Loan Obligations – 0.4%

250,000	Ballyrock CLO Ltd., Series 2019-1A, Class C, 3-month LIBOR + 3.700%, 3.975%, 7/15/2032, 144A(b)	247,299
390,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR, 3-month LIBOR + 2.250%, 2.495%, 4/27/2027, 144A(b)	374,947
260,000	Symphony CLO XX Ltd., Series 2018-20A, Class D, 3-month LIBOR + 3.860%, 4.131%, 1/16/2032, 144A(b)	258,652

	Total Collateralized Loan Obligations

	(Identified Cost $799,263)	880,898

Shares

Preferred Stocks – 1.7%

	Banking – 0.4%
222	Bank of America Corp., Series L, 7.250%	330,336
476	Wells Fargo & Co., Class A, Series L, 7.500%	638,816

		969,152

	Energy – 0.0%
641	Chesapeake Energy Corp., 5.750%(e)(f)(g)(j)	—
13	Chesapeake Energy Corp., 5.750%, 144A(e)(f)(g)(j)	—
90	Chesapeake Energy Corp., 5.750%(e)(f)(g)(j)	—

		—

	Food & Beverage – 1.3%
36,048	Bunge Ltd., 4.875%	3,452,543

	Total Preferred Stocks

	(Identified Cost $4,874,495)	4,421,695

Common Stocks – 0.4%

	Chemicals – 0.1%
12,926	Hexion Holdings Corp., Class B(j)	128,459

	Diversified Telecommunication Services – 0.2%
18,412	AT&T, Inc.	524,926

	Energy Equipment & Services – 0.0%
11,343	McDermott International Ltd.(j)	27,223

	Oil, Gas & Consumable Fuels – 0.1%
2,801	Battalion Oil Corp.(j)	22,128
20,454	Whiting Petroleum Corp.(j)	353,649

		375,777

	Total Common Stocks

	(Identified Cost $2,619,002)	1,056,385

Warrants – 0.0%

22,710	McDermott International Ltd., Expiration on 5/1/2024(f)(g)(j)	21,348
25,233	McDermott International Ltd., Expiration on 5/1/2024(f)(g)(j)	13,878
7,285	Stearns Holdings LLC, Expiration on 11/5/2039(e)(f)(g)(j)	—

	Total Warrants

	(Identified Cost $35,226)	35,226

Principal Amount

Short-Term Investments – 5.7%

$14,512,598	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $14,512,598 on 10/01/2020 collateralized by $14,804,100 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $14,802,945 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,512,598)	14,512,598

	Total Investments – 100.2%

	(Identified Cost $248,217,480)	255,465,611

	Other assets less liabilities—(0.2)%	(447,046)

	Net Assets – 100.0%	$255,018,565

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.

(b)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(c)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(d)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2020, interest payments were made in cash.

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2020

Loomis Sayles High Income Opportunities Fund – continued

(e)	Illiquid security. (Unaudited)

(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(g)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $349,664 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(h)	Perpetual bond with no specified maturity date.

(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $756,073 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.

(j)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $138,062,350 or 54.1% of net assets.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2020

Cable Satellite	6.9%
Independent Energy	5.9
Healthcare	5.2
Consumer Cyclical Services	5.0
Midstream	4.9
Aerospace & Defense	4.8
Pharmaceuticals	4.7
Metals & Mining	4.7
Food & Beverage	4.6
Automotive	4.2
Media Entertainment	4.2
Technology	4.1
Finance Companies	3.9
Gaming	3.5
Retailers	2.1
Building Materials	2.1
Banking	2.1
Lodging	2.0
Other Investments, less than 2% each	19.2
Short-Term Investments	5.7
Collateralized Loan Obligations	0.4

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 90.9% of Net Assets

	ABS Car Loan – 9.3%
$1,195,000	American Credit Acceptance Receivables Trust, Series 2020-2, Class C, 3.880%, 4/13/2026, 144A	$1,276,738
1,525,000	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	1,559,614
4,500,000	American Credit Acceptance Receivables Trust, Series 2020-1A, Class C, 2.190%, 3/13/2026, 144A	4,549,077
2,000,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.740%, 10/18/2024	2,115,891
1,500,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.360%, 2/18/2025	1,583,092
370,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.480%, 2/18/2026	374,722
126,361	Avid Automobile Receivables Trust, Series 2018-1, Class A, 2.840%, 8/15/2023, 144A	126,553
600,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 4.000%, 3/20/2025, 144A	641,811
900,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	950,464
6,040,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026, 144A	6,168,529
615,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.330%, 8/20/2026, 144A	633,395
2,880,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	2,888,016
3,860,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	3,893,679
2,750,000	Bank of The West Auto Trust, Series 2019-1, Class B, 2.760%, 1/15/2025, 144A	2,855,194
3,100,000	California Republic Auto Receivables Trust, Series 2017-1, Class C, 3.760%, 12/15/2023	3,149,262
3,950,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.870%, 10/16/2023	4,078,898
1,370,000	Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.070%, 3/19/2025, 144A	1,407,662
1,655,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.300%, 5/15/2024	1,697,310
1,655,000	CarMax Auto Owner Trust, Series 2018-1, Class C, 2.950%, 11/15/2023	1,706,261
1,050,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	1,078,457

	ABS Car Loan – continued
1,285,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,338,191
1,465,000	CarMax Auto Owner Trust, Series 2019-4, Class B, 2.320%, 7/15/2025	1,530,168
500,000	CarMax Auto Owner Trust, Series 2020-3, Class C, 1.690%, 4/15/2026	507,532
499,707	CIG Auto Receivables Trust, Series 2019-1A, Class A, 3.330%, 8/15/2024, 144A	505,629
622,949	CPS Auto Receivables Trust, Series 2016-A, Class D, 5.000%, 12/15/2021, 144A	626,717
1,675,000	CPS Auto Receivables Trust, Series 2019-C, Class B, 2.630%, 8/15/2023, 144A	1,694,644
2,035,000	CPS Auto Receivables Trust, Series 2020-A, Class B, 2.360%, 2/15/2024, 144A	2,075,149
3,696,910	CPS Auto Trust, Series 2016-D, Class D, 4.530%, 1/17/2023, 144A	3,735,871
1,771,826	Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.550%, 8/15/2027, 144A(a)	1,796,966
2,360,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class B, 2.860%, 1/16/2029, 144A	2,456,753
910,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	924,193
1,245,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	1,260,137
2,800,000	Drive Auto Receivables Trust, Series 2018-5, Class C, 3.990%, 1/15/2025	2,889,171
1,000,000	Drive Auto Receivables Trust, Series 2019-2, Class C, 3.420%, 6/16/2025	1,029,147
1,775,000	DT Auto Owner Trust, Series 2018-3A, Class C, 3.790%, 7/15/2024, 144A	1,810,896
1,200,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.150%, 3/15/2024, 144A	1,238,785
1,260,000	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	1,263,868
3,360,000	First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.710%, 12/15/2025, 144A	3,465,738
2,188,636	First Investors Auto Owner Trust, Series 2017-1A, Class C, 2.950%, 4/17/2023, 144A	2,202,207
1,329,000	Flagship Credit Auto Trust, Series 2018-3, Class B, 3.590%, 12/16/2024, 144A	1,357,231
2,800,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	2,883,703

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$1,826,000	Flagship Credit Auto Trust, Series 2019-4, Class C, 2.770%, 12/15/2025, 144A	$1,893,616
3,500,000	Flagship Credit Auto Trust, Series 2020-1, Class C, 2.240%, 1/15/2026, 144A	3,578,626
750,000	Flagship Credit Auto Trust, Series 2020-2, Class C, 3.800%, 4/15/2026, 144A	796,777
3,335,000	Ford Credit Auto Owner Trust, Series 2020-A, Class C, 3.490%, 10/15/2026	3,545,121
3,025,000	Ford Credit Auto Owner Trust, Series 2020-A, Class A, 2.040%, 8/15/2031, 144A	3,171,186
1,650,000	Ford Credit Auto Owner Trust, Series 2020-B, Class C, 2.040%, 12/15/2026	1,675,757
2,250,000	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class B, 2.270%, 2/18/2025, 144A	2,320,229
394,374	GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.820%, 7/15/2022, 144A	395,277
2,270,000	GLS Auto Receivables Trust, Series 2020-1A, Class B, 2.430%, 11/15/2024, 144A	2,327,467
1,725,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class D, 1.910%, 9/16/2027	1,742,864
565,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C, 1.480%, 8/15/2025, 144A	564,779
800,000	Hyundai Auto Receivables Trust, Series 2020-B, Class C, 1.600%, 12/15/2026	813,706
1,670,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 0.792%, 2/15/2023, 144A(b)	1,670,784
1,705,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	1,760,141
1,100,000	NextGear Floorplan Master Owner Trust, Series 2019-1A, Class A2, 3.210%, 2/15/2024, 144A	1,139,678
5,300,000	NextGear Floorplan Master Owner Trust, Series 2019-2A, Class A1, 1-month LIBOR + 0.700%, 0.852%, 10/15/2024, 144A(b)	5,187,337
5,000,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A	5,008,848
2,000,000	Prestige Auto Receivables Trust, Series 2018-1A, Class C, 3.750%, 10/15/2024, 144A	2,052,959
770,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	825,572

	ABS Car Loan – continued
4,450,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	4,957,865
2,830,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.070%, 8/15/2024	2,948,735
2,220,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	2,254,412
1,265,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.460%, 9/15/2025	1,277,061
2,340,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	2,339,286
1,680,000	United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.160%, 8/12/2024, 144A	1,696,044
2,260,000	United Auto Credit Securitization Trust, Series 2020-1, Class C, 2.150%, 2/10/2025, 144A	2,284,067
150,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	152,254
530,000	World Omni Auto Receivables Trust, Series 2020-B, Class B, 1.220%, 3/16/2026	537,180
1,490,000	World Omni Select Auto Trust, Series 2020-A, Class C, 1.250%, 10/15/2026	1,489,374

		139,734,323

	ABS Credit Card – 1.1%
3,930,000	Delamare Cards MTN Issuer PLC, Series 2018-1A, Class A1, 1-month LIBOR + 0.700%, 0.856%, 11/19/2025, 144A(a)(b)	3,930,161
4,100,000	World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.490%, 4/15/2026	4,226,397
2,695,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	2,770,165
5,275,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026	5,415,321

		16,342,044

	ABS Home Equity – 5.9%
3,393,630	Ajax Mortgage Loan Trust, Series 2019-D, Class A1, 2.956%, 9/25/2065, 144A(c)	3,437,028
2,016,100	Bayview Koitere Fund Trust, Series 2017-SPL3, Class B1, 4.250%, 11/28/2053, 144A(c)	2,156,715
1,089,224	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	1,118,670
966,240	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)(c)	990,935

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$969,013	Bayview Opportunity Master Fund IVb Trust, Series 2016-SPL2, Class A, 4.000%, 6/28/2053, 144A(a)(c)	$991,666
1,385,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class B1, 4.250%, 6/28/2054, 144A(c)	1,472,771
1,552,292	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.500%, 1/28/2055, 144A(a)(c)	1,582,910
1,448,850	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class M2, 4.000%, 1/25/2066, 144A(c)	1,589,823
516,965	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	527,107
1,429,792	CoreVest American Finance Trust, Series 2018-1, Class A, 3.804%, 6/15/2051, 144A	1,502,481
1,953,490	CoreVest American Finance Trust, Series 2019-2, Class A, 2.835%, 6/15/2052, 144A	2,058,339
2,707,248	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	2,807,920
2,877,531	CoreVest American Finance Trust, Series 2020-2, Class A, 3.376%, 5/15/2052, 144A	3,139,884
27,154	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)(d)(e)	26,849
910,000	FirstKey Homes Trust, Series 2020-SRF1, Class B, 1.740%, 9/17/2025, 144A	913,892
2,297,448	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(c)	2,389,577
721,963	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.700%, 8/25/2060, 144A(b)	721,835
1,407,788	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 3.993%, 5/19/2034(c)	1,435,290
6,000,000	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.301%, 7/17/2037, 144A(b)	5,985,922
5,975,000	Invitation Homes Trust, Series 2018-SFR4, Class B, 1-month LIBOR + 1.250%, 1.401%, 1/17/2038, 144A(b)	5,978,728
49,029,685	JPMorgan Mortgage Trust, Series 2017-4, Class AX1, IO, 0.432%, 11/25/2048, 144A(c)(d)(e)(f)(g)	247,551
539,187	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058, 144A(c)	576,383

	ABS Home Equity – continued
1,646,966	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069, 144A(c)	1,808,631
183,955	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	186,462
1,614,448	Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.500%, 8/25/2058, 144A(a)(c)	1,720,594
3,371,467	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(c)	3,522,667
4,006,000	Mill City Mortgage Trust, Series 2015-2, Class B1, 3.701%, 9/25/2057, 144A(c)	4,422,166
48,020	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 3.344%, 7/25/2035(c)(d)(e)	40,732
903,426	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(c)	939,633
1,397,197	Onslow Bay Financial LLC, Series 2019-EXP1, Class 1A3, 4.000%, 1/25/2059, 144A(c)	1,451,417
399,257	Progress Residential Trust, Series 2017-SFR2, Class A, 2.897%, 12/17/2034, 144A	400,596
1,647,995	Progress Residential Trust, Series 2018-SFR1, Class A, 3.255%, 3/17/2035, 144A	1,661,704
2,270,000	Progress Residential Trust, Series 2019-SFR2, Class B, 3.446%, 5/17/2036, 144A	2,340,639
585,000	Progress Residential Trust, Series 2020-SFR2, Class A, 2.078%, 6/17/2037, 144A	596,670
1,120,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027, 144A	1,120,060
9,862	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(d)(e)	8,737
84,956	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(d)(e)	79,619
2,118	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(d)(e)	1,992
1,112,174	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(c)	1,144,245
2,167,000	Towd Point Mortgage Trust, Series 2017-5, Class M2, 1-month LIBOR + 1.500%, 1.648%, 2/25/2057, 144A(b)	2,129,658
408,325	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)(c)	412,569
627,591	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 4/25/2056, 144A(a)(c)	635,141

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$5,570,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057, 144A(c)	$5,943,789
4,036,054	Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.000%, 6/25/2057, 144A(c)	4,347,633
1,539,242	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)(c)	1,664,841
2,325,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058, 144A(c)	2,450,646
1,010,000	Towd Point Mortgage Trust, Series 2019-2, Class A2, 3.750%, 12/25/2058, 144A(c)	1,103,708
1,275,000	Tricon American Homes, Series 2020-SFR1, Class C, 2.249%, 7/17/2038, 144A	1,290,003
3,015,896	Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036, 144A(a)	3,123,019
1,700,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.750%, 3/17/2038, 144A	1,788,900
1,362,202	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 3.123%, 11/25/2036(c)	1,245,374

		89,234,121

	ABS Other – 6.2%
3,442,739	Accelerated Assets LLC, Series 2018-1, Class A, 3.870%, 12/02/2033, 144A	3,564,777
325,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A	330,403
1,564,792	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(c)	1,392,539
3,740,000	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	3,753,000
2,152,976	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039, 144A	1,992,488
1,051,000	CCG Receivables Trust, Series 2018-1, Class B, 3.090%, 6/16/2025, 144A	1,066,172
1,155,000	CCG Receivables Trust, Series 2019-1, Class B, 3.220%, 9/14/2026, 144A	1,202,445
620,621	Chesapeake Funding II LLC, Series 2017-4A, Class A1, 2.120%, 11/15/2029, 144A	625,242
4,000,000	Chesapeake Funding II LLC, Series 2018-1A, Class B, 3.450%, 4/15/2030, 144A	4,091,349

	ABS Other – continued
550,000	Chesapeake Funding II LLC, Series 2020-1A, Class C, 2.140%, 8/16/2032, 144A	554,668
660,000	CNH Equipment Trust, Series 2020-A, Class A4, 1.510%, 4/15/2027	681,611
1,000,000	Dell Equipment Finance Trust, Series 2020-1, Class C, 4.260%, 6/22/2023, 144A	1,055,858
740,000	Dell Equipment Finance Trust, Series 2020-2, Class C, 1.370%, 1/22/2024, 144A	745,880
1,580,925	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	1,640,400
2,677,755	Diamond Resorts Owner Trust, Series 2019-1, Class A, 2.890%, 2/20/2032, 144A	2,760,547
687,795	Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.740%, 2/25/2039, 144A	720,134
3,488,403	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	3,295,445
707,184	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	660,293
2,210,220	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	1,918,638
724,763	Lending Point Asset Securitization Trust, Series 2020-1, Class A, 2.512%, 2/10/2026, 144A	724,855
1,171,710	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	1,078,204
234,033	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(c)	208,234
305,000	MMAF Equipment Finance LLC, Series 2020-A, Class A5, 1.560%, 10/09/2042, 144A	320,182
1,620,000	OneMain Financial Issuance Trust, Series 2019-1A, Class B, 3.790%, 2/14/2031, 144A	1,636,639
5,950,000	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	6,258,490
5,970,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	6,014,924
2,118,743	Orange Lake Timeshare Trust, Series 2018-A, Class A, 3.100%, 11/08/2030, 144A(a)	2,183,125
2,030,000	PFS Financing Corp., Series 2020-A, Class A, 1.270%, 6/15/2025, 144A	2,046,618
1,680,000	PFS Financing Corp., Series 2020-E, Class A, 1.000%, 10/15/2025, 144A	1,686,476

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$4,185,052	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	$3,790,204
3,955,000	SCF Equipment Trust LLC, Series 2018-1A, Class B, 3.970%, 12/20/2025, 144A	4,008,326
665,661	Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A, 3.500%, 6/20/2035, 144A	691,960
4,348,648	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A, 2.590%, 5/20/2036, 144A	4,468,098
1,069,615	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class B, 2.320%, 7/20/2037, 144A	1,075,964
260,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 3.652%, 9/15/2032(b)	255,113
225,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 3.230%, 9/15/2032(b)	220,770
2,010,871	SoFi Consumer Loan Program Trust, Series 2018-3, Class A2, 3.670%, 8/25/2027, 144A	2,030,787
249,972	SoFi Consumer Loan Program Trust, Series 2019-2, Class A, 3.010%, 4/25/2028, 144A	252,820
822,978	SoFi Consumer Loan Program Trust, Series 2019-3, Class A, 2.900%, 5/25/2028, 144A	832,555
4,235,000	SoFi Consumer Loan Program Trust, Series 2021-B, Class B, 2.250%, 1/25/2029, 144A	4,259,618
5,950,000	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A	5,973,675
710,321	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	646,300
694,114	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A	711,017
2,106,750	Tif Funding II LLC, Series 2020-1A, Class A, 2.090%, 8/20/2045, 144A	2,106,988
4,371,326	Wave LLC, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	3,955,385
2,308,154	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	2,369,636
930,000	Wheels SPV 2 LLC, Series 2018-1A, Class A4, 3.410%, 4/20/2027, 144A	948,167
901,471	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	911,501

		93,718,520

	ABS Student Loan – 2.8%
1,309,226	Commonbond Student Loan Trust, Series 2020, Class A, 1.980%, 8/25/2050, 144A	1,342,011

	ABS Student Loan – continued
402,137	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	407,748
3,663,991	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A	3,818,451
2,316,170	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	2,492,361
3,135,000	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.130%, 2/15/2068, 144A	3,237,329
3,299,788	Navient Private Education Refi Loan Trust, Series 2019-GA, Class A, 2.400%, 10/15/2068, 144A	3,378,147
1,480,000	Navient Private Education Refi Loan Trust, Series 2020-BA, Class A2, 2.120%, 1/15/2069, 144A	1,520,007
653,363	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	661,235
1,565,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	1,610,582
515,000	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	516,071
890,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.150%, 6/15/2032(b)	872,205
141,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 3.170%, 6/15/2032(b)	138,181
278,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 3.180%, 3/15/2033(b)	272,412
4,132,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.200%, 3/15/2033(b)	4,048,943
2,663,003	SMB Private Education Loan Trust, Series 2018-A, Class A2B, 1-month LIBOR + 0.800%, 0.952%, 2/15/2036, 144A(a)(b)	2,649,715
2,236,529	SMB Private Education Loan Trust, Series 2018-B, Class A2A, 3.600%, 1/15/2037, 144A(a)	2,379,055
1,680,375	SoFi Professional Loan Program LLC, Series 2015-C, Class B, 3.580%, 8/25/2036, 144A(a)	1,694,804
1,008,007	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A(a)	1,027,555
2,029,671	SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.840%, 1/25/2041, 144A(a)	2,085,799
1,592,920	SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, 2/15/2046, 144A	1,629,274
5,715,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	5,931,353

		41,713,238

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Whole Business – 2.0%
$2,696,720	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	$2,805,882
3,250,800	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	3,084,353
1,802,790	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	1,961,706
3,949,400	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	3,951,335
4,001,760	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	3,753,531
2,563,754	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,762,692
1,719,375	Taco Bell Funding LLC, Series 2018-1A, Class A2II, 4.940%, 11/25/2048, 144A	1,856,839
5,380,000	Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.110%, 9/20/2045, 144A	5,399,572
3,603,113	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	3,792,780

		29,368,690

	Agency Commercial Mortgage-Backed Securities – 6.0%
19,310,365	Federal National Mortgage Association, REMIC, Series 2020-M37, Class X, IO, 1.227%, 4/25/2032(c)(f)	1,624,871
261,164	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 1.110%, 11/25/2022(b)	261,339
24,929,284	Federal National Mortgage Association, Series 2019-M17, Class X, 0.317%, 8/25/2034(c)(f)	641,672
20,635,101	Federal National Mortgage Association, Series 2020-M33, Class X, IO, 2.055%, 6/25/2028(c)(f)	2,230,427
20,570,000	Federal National Mortgage Association, Series 2020-M43, Class X1, IO, 2.140%, 8/25/2034(c)(f)	3,138,591
3,422,233	FHLMC Multifamily Structured Pass Through Certificates, Series K-1513, Class X1, IO, 0.999%, 8/25/2034(c)(f)	293,477
18,390,459	FHLMC Multifamily Structured Pass Through Certificates, Series K-103, Class X1, 0.756%, 11/25/2029(c)(f)	909,794

	Agency Commercial Mortgage-Backed Securities – continued
13,745,000	FHLMC Multifamily Structured Pass Through Certificates, Series K-108, Class X1, 1.810%, 3/25/2030(c)(f)	1,895,188
20,926,963	FHLMC Multifamily Structured Pass Through Certificates, Series K-1514, Class X1, 0.703%, 10/25/2034(c)(f)	1,299,732
2,565,000	FHLMC Multifamily Structured Pass Through Certificates, Series K-1517, Class X1, IO, 1.331%, 7/25/2035(c)(f)	371,274
9,203,472	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class X1, 1.433%, 12/25/2021(c)(d)(e)(f)	91,743
370,766,221	FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class X1, 0.379%, 2/25/2023(a)(c)(f)	1,922,868
77,877,295	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.320%, 4/25/2023(a)(c)(d)(e)(f)	371,145
32,057,175	FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class X1, 0.867%, 10/25/2023(c)(f)	626,054
33,626,503	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1, 1.275%, 3/25/2024(c)(f)	1,101,463
37,653,340	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class X1, 0.851%, 9/25/2024(a)(c)(f)	915,488
72,182,733	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.257%, 5/25/2025(c)(d)(e)(f)	451,847
36,167,290	FHLMC Multifamily Structured Pass Through Certificates, Series K049, Class X1, 0.723%, 7/25/2025(c)(f)	904,486
41,644,344	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class X1, 0.677%, 9/25/2025(a)(c)(f)	978,301
16,923,593	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class X1, 0.790%, 11/25/2025(c)(f)	495,333
9,568,599	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class X1, 1.024%, 12/25/2025(c)(d)(e)(f)	388,340
16,713,603	FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class X1, 1.309%, 1/25/2026(c)(f)	907,614

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$7,532,653	FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class X1, 1.497%, 3/25/2026(c)(f)	$484,284
27,761,634	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class X1, 1.323%, 7/25/2026(c)(f)	1,620,283
8,580,802	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class X1, 1.053%, 8/25/2026(c)(f)	412,098
25,592,961	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, 0.432%, 9/25/2026(c)(f)	424,208
93,034,125	FHLMC Multifamily Structured Pass Through Certificates, Series K060, Class X1, 0.194%, 10/25/2026(c)(f)	498,272
17,549,417	FHLMC Multifamily Structured Pass Through Certificates, Series K105, Class X1, 1.645%, 1/25/2030(c)(f)	2,128,042
11,632,984	FHLMC Multifamily Structured Pass Through Certificates, Series K107, Class X1, IO, 1.592%, 1/25/2030(c)(f)	1,470,712
15,011,807	FHLMC Multifamily Structured Pass Through Certificates, Series K152, Class X1, 1.102%, 1/25/2031(c)(f)	1,141,481
2,474,889	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.336%, 1/25/2023(c)(d)(e)(f)	39,528
48,372,504	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class X, 0.407%, 8/25/2025(c)(d)(e)(f)	292,476
33,249,919	FHLMC Multifamily Structured Pass Through Certificates, Series KW02, Class X1, 0.440%, 12/25/2026(c)(f)	385,879
6,148,753	FNMA, 3.880%, 6/01/2033(a)	7,360,039
43,855,357	Government National Mortgage Association, Series 2017-90, Class IO, 0.735%, 1/16/2059(c)(f)	2,409,843
5,081,377	Government National Mortgage Association, Series 2003-87, Class E, 4.673%, 8/16/2043(c)	5,262,030
4,433,146	Government National Mortgage Association, Series 2006-46, Class IO, 0.484%, 4/16/2046(c)(d)(e)(f)	49,296
2,047,543	Government National Mortgage Association, Series 2006-51, Class IO, 0.971%, 8/16/2046(a)(c)(d)(e)(f)	56,816

	Agency Commercial Mortgage-Backed Securities – continued
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(a)(c)	4,894,025
1,301,866	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(a)(c)	1,408,024
4,369,624	Government National Mortgage Association, Series 2009-114, Class IO, 0.039%, 10/16/2049(c)(d)(e)(f)	421
3,938,190	Government National Mortgage Association, Series 2010-124, Class X, 0.292%, 12/16/2052(a)(c)(d)(e)(f)	34,518
256,834	Government National Mortgage Association, Series 2010-49, Class IA, 1.450%, 10/16/2052(c)(d)(e)(f)	11,373
2,686,226	Government National Mortgage Association, Series 2011-119, Class IO, 0.317%, 8/16/2051(c)(d)(e)(f)	17,489
13,381,044	Government National Mortgage Association, Series 2011-121, Class IO, 0.122%, 6/16/2043(a)(c)(d)(e)(f)	45,372
2,688,239	Government National Mortgage Association, Series 2011-121, Class ZA, 6.500%, 8/16/2051(a)	3,627,832
12,938,845	Government National Mortgage Association, Series 2011-161, Class IO, 0.241%, 4/16/2045(c)(d)(e)(f)	96,828
2,936,148	Government National Mortgage Association, Series 2011-38, Class IO, 0.242%, 4/16/2053(a)(c)(d)(e)(f)	69,686
446,964	Government National Mortgage Association, Series 2011-53, Class IO, 1.360%, 5/16/2051(a)(c)(d)(e)(f)	274
4,131,791	Government National Mortgage Association, Series 2012-100, Class IC, 1.504%, 9/16/2050(c)(d)(e)(f)	94,982
3,141,410	Government National Mortgage Association, Series 2012-111, Class IC, 1.404%, 9/16/2050(c)(d)(e)(f)	67,623
42,737,306	Government National Mortgage Association, Series 2012-142, Class IO, 0.751%, 4/16/2054(a)(c)(f)	744,736
9,169,013	Government National Mortgage Association, Series 2012-23, Class IO, 0.275%, 6/16/2053(a)(c)(d)(e)(f)	90,652
16,945,687	Government National Mortgage Association, Series 2012-55, Class IO, 0.209%, 4/16/2052(a)(c)(d)(e)(f)	84,414
11,202,567	Government National Mortgage Association, Series 2012-70, Class IO, 0.326%, 8/16/2052(a)(c)(d)(e)(f)	80,783
11,673,341	Government National Mortgage Association, Series 2012-79, Class IO, 0.538%, 3/16/2053(c)(d)(e)(f)	252,540

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$52,346,468	Government National Mortgage Association, Series 2012-85, Class IO, 0.757%, 9/16/2052(a)(c)(f)	$1,580,340
3,223,453	Government National Mortgage Association, Series 2013-175, Class IO, 0.519%, 5/16/2055(c)(d)(e)(f)	63,070
6,870,373	Government National Mortgage Association, Series 2014-101, Class IO, 0.815%, 4/16/2056(c)(f)	235,063
29,337,739	Government National Mortgage Association, Series 2014-130, Class IB, 0.817%, 8/16/2054(a)(c)(f)	948,178
22,249,371	Government National Mortgage Association, Series 2014-24, Class IX, 0.524%, 1/16/2054(a)(c)(d)(e)(f)	346,917
16,377,035	Government National Mortgage Association, Series 2014-70, Class IO, 0.655%, 3/16/2049(a)(c)(f)	596,730
10,485,615	Government National Mortgage Association, Series 2014-86, Class IO, 0.630%, 4/16/2056(c)(f)	313,773
25,872,075	Government National Mortgage Association, Series 2015-120, Class IO, 0.771%, 3/16/2057(a)(c)(f)	926,039
50,794,261	Government National Mortgage Association, Series 2015-146, Class IB, 0.823%, 7/16/2055(a)(c)(f)	2,071,608
11,883,598	Government National Mortgage Association, Series 2015-171, Class IO, 0.866%, 11/16/2055(c)(f)	561,682
21,782,228	Government National Mortgage Association, Series 2015-189, Class IG, 0.901%, 1/16/2057(a)(c)(f)	1,139,849
10,366,862	Government National Mortgage Association, Series 2015-21, Class IO, 0.870%, 7/16/2056(c)(f)	444,701
26,661,549	Government National Mortgage Association, Series 2015-32, Class IO, 0.792%, 9/16/2049(a)(c)(f)	993,228
9,019,779	Government National Mortgage Association, Series 2015-68, Class IO, 0.699%, 7/16/2057(c)(d)(e)(f)	341,203
27,273,838	Government National Mortgage Association, Series 2015-70, Class IO, 0.838%, 12/16/2049(a)(c)(f)	915,133
23,153,536	Government National Mortgage Association, Series 2015-73, Class IO, 0.717%, 11/16/2055(a)(c)(f)	926,567
41,889,673	Government National Mortgage Association, Series 2016-132, Class IO, IO, 0.911%, 7/16/2056(c)(f)	2,051,337
21,746,600	Government National Mortgage Association, Series 2016-143, Class IO, 0.893%, 10/16/2056(a)(f)	1,422,010

	Agency Commercial Mortgage-Backed Securities – continued
38,750,415	Government National Mortgage Association, Series 2016-6, Class IO, 0.649%, 2/16/2051(a)(c)(f)	1,375,601
44,805,767	Government National Mortgage Association, Series 2017-168, Class IO, 0.624%, 12/16/2059(a)(c)(f)	2,379,424
20,403,371	Government National Mortgage Association, Series 2018-133, Class IO, 0.677%, 6/16/2058(c)(f)	1,517,011
20,081,993	Government National Mortgage Association, Series 2018-2, Class IO, 0.735%, 12/16/2059(c)(f)	1,142,804
75,808,731	Government National Mortgage Association, Series 2018-82, Class IO, 0.501%, 5/16/2058(c)(f)	3,698,283
31,773,799	Government National Mortgage Association, Series 2018-96, Class IO, 0.487%, 8/16/2060(c)(f)	1,647,344
34,751,536	Government National Mortgage Association, Series 2019-75, Class IO, 0.923%, 12/16/2060(c)(f)	2,584,517
32,876,142	Government National Mortgage Association, Series 2019-94, Class IO, 0.928%, 8/16/2061(c)(f)	2,491,804

		90,192,122

	Collateralized Mortgage Obligations – 21.2%
37,841	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(c)(d)(e)	40,132
44,009	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(a)(d)(e)	49,160
325,562	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 14.619%, 6/15/2023(c)(d)(e)	360,135
419,750	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class MH, 5.000%, 7/15/2033(d)(e)	458,055
110,783	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(a)(d)(e)(f)	23,095
85,827	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 8.842%, 11/15/2033(c)(d)(e)	93,046
123,540	Federal Home Loan Mortgage Corp., REMIC, Series 2882, Class TF, 1-month LIBOR + 0.250%, 0.402%, 10/15/2034(a)(b)(d)(e)	122,649
4,608,412	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(a)	5,431,712
1,452,584	Federal Home Loan Mortgage Corp., REMIC, Series 3013, Class AS, 18.144%, 5/15/2035(a)(c)	1,956,979
4,533,780	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 7.048%, 5/15/2036(a)(c)(f)	1,121,290

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$1,334,769	Federal Home Loan Mortgage Corp., REMIC, Series 3229, Class BI, 6.468%, 10/15/2036(c)(d)(e)(f)	$296,357
1,465,099	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class BI, 6.098%, 2/15/2038(c)(d)(e)(f)	318,045
806,516	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class VS, 17.299%, 2/15/2038(a)(c)	1,168,382
758,968	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class WS, 15.601%, 2/15/2038(a)(c)	1,020,971
1,182,137	Federal Home Loan Mortgage Corp., REMIC, Series 3459, Class MB, 5.000%, 6/15/2038	1,349,983
859,169	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.797%, 6/15/2048(a)(c)(f)	921,376
1,785,000	Federal Home Loan Mortgage Corp., REMIC, Series 3599, Class DY, 4.500%, 11/15/2029	2,057,899
473,566	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037(d)(e)	548,451
879,040	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.857%, 12/15/2036(a)(c)(f)	952,038
2,048,276	Federal Home Loan Mortgage Corp., REMIC, Series 3641, Class PB, 5.000%, 3/15/2040	2,231,161
3,017,675	Federal Home Loan Mortgage Corp., REMIC, Series 3747, Class CS, 6.348%, 10/15/2040(c)(d)(e)(f)	566,785
1,937,290	Federal Home Loan Mortgage Corp., REMIC, Series 3785, Class LS, 9.595%, 1/15/2041(a)(c)	2,494,400
186,172	Federal Home Loan Mortgage Corp., REMIC, Series 3792, Class DF, 1-month LIBOR + 0.400%, 0.552%, 11/15/2040(b)(d)(e)	184,180
7,500,000	Federal Home Loan Mortgage Corp., REMIC, Series 3805, Class PB, 4.500%, 2/15/2041(a)	8,697,924
360,817	Federal Home Loan Mortgage Corp., REMIC, Series 3808, Class SH, 8.890%, 2/15/2041(c)	463,667
105,831	Federal Home Loan Mortgage Corp., REMIC, Series 3828, Class EF, 1-month LIBOR + 0.400%, 0.552%, 5/15/2037(a)(b)(d)(e)	105,334
4,639,000	Federal Home Loan Mortgage Corp., REMIC, Series 3848, Class WX, 5.000%, 4/15/2041(a)	5,483,062
2,850,022	Federal Home Loan Mortgage Corp., REMIC, Series 3922, Class SH, 5.748%, 9/15/2041(c)(d)(e)(f)	476,939
7,634,374	Federal Home Loan Mortgage Corp., REMIC, Series 4034, Class GB, 4.500%, 4/15/2032(a)	8,758,249

	Collateralized Mortgage Obligations – continued
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 23.238%, 8/15/2040(a)(c)	3,419,084
2,026,558	Federal Home Loan Mortgage Corp., REMIC, Series 4097, Class US, 5.998%, 8/15/2032(c)(d)(e)(f)	290,551
1,820,000	Federal Home Loan Mortgage Corp., REMIC, Series 4204, Class QP, 3.000%, 5/15/2043(a)	2,032,257
2,170,761	Federal Home Loan Mortgage Corp., REMIC, Series 4268, Class DL, 2.500%, 11/15/2028(a)	2,336,593
1,655,138	Federal Home Loan Mortgage Corp., REMIC, Series 4290, Class QB, 2.500%, 1/15/2029	1,764,412
6,614,122	Federal Home Loan Mortgage Corp., REMIC, Series 4321, Class BS, 2.675%, 6/15/2039(c)(d)(e)(f)	379,840
800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4395, Class PE, 2.500%, 4/15/2037	831,121
322,713	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class NT, 6.500%, 8/15/2043(c)(d)(e)	372,095
383,542	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class TN, 5.000%, 8/15/2043(c)(d)(e)	407,433
1,399,000	Federal Home Loan Mortgage Corp., REMIC, Series 4480, Class NB, 3.500%, 6/15/2045	1,673,859
3,229,697	Federal Home Loan Mortgage Corp., REMIC, Series 4512, Class IE, 4.500%, 3/15/2044(f)	457,131
9,807,355	Federal Home Loan Mortgage Corp., REMIC, Series 4672, Class SP, 5.948%, 4/15/2047(c)(f)	1,445,543
4,437,695	Federal Home Loan Mortgage Corp., REMIC, Series 4749, Class IO, 4.000%, 12/15/2047(f)	401,162
2,791,936	Federal Home Loan Mortgage Corp., REMIC, Series 4840, Class KY, 4.500%, 11/15/2048	3,512,877
2,223,211	Federal Home Loan Mortgage Corp., REMIC, Series 4860, Class CY, 3.500%, 8/15/2047	2,583,243
6,435,568	Federal Home Loan Mortgage Corp., REMIC, Series 4930, Class PY, 3.500%, 11/25/2049(a)	7,579,063
2,751,785	Federal Home Loan Mortgage Corp., REMIC, Series 4949, Class BP, 3.000%, 2/25/2050	3,158,546
348,140	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(a)(d)(e)(f)	59,885
3,836,321	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046(a)	4,130,748
2,751,014	Federal National Mortgage Association, REMIC, Series 2012-14, Class MS, 6.352%, 3/25/2042(c)(f)	632,402

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$2,548,180	Federal National Mortgage Association, REMIC, Series 2012-21, Class SB, 5.802%, 3/25/2042(c)(d)(e)(f)	$314,850
3,964,062	Federal National Mortgage Association, REMIC, Series 2013-117, Class S, 6.452%, 11/25/2043(c)(f)	862,566
622,000	Federal National Mortgage Association , REMIC, Series 2019-55, Class PL, 3.500%, 10/25/2049(d)(e)	701,771
77,329	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 7.102%, 1/25/2024(c)(d)(e)(f)	7,350
986,762	Federal National Mortgage Association, REMIC, Series 2005-22, Class DG, 6.810%, 4/25/2035(a)(c)	1,093,912
2,084,818	Federal National Mortgage Association, REMIC, Series 2005-45, Class DA, 23.877%, 6/25/2035(a)(c)	3,492,714
2,257,401	Federal National Mortgage Association, REMIC, Series 2005-62, Class GZ, 5.750%, 7/25/2035(a)	2,750,796
1,637,197	Federal National Mortgage Association, REMIC, Series 2006-46, Class SK, 23.657%, 6/25/2036(a)(c)	2,818,909
73,799	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 7.152%, 8/25/2036(c)(d)(e)(f)	13,514
449,374	Federal National Mortgage Association, REMIC, Series 2008-15, Class AS, 32.259%, 8/25/2036(c)	911,055
1,089,933	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.502%, 8/25/2038(a)(c)	1,171,258
288,125	Federal National Mortgage Association, REMIC, Series 2008-87, Class LD, 4.175%, 11/25/2038(c)(d)(e)	317,413
1,243,050	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 2.458%, 3/25/2039(a)(c)	1,304,893
1,517,181	Federal National Mortgage Association, REMIC, Series 2009-63, Class LM, 5.000%, 8/25/2039	1,651,420
29,269	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024(d)(e)	29,916
108,252	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 2.311%, 12/25/2039(c)(d)(e)	112,762
2,343,095	Federal National Mortgage Association, REMIC, Series 2010-80, Class PZ, 5.000%, 7/25/2040(a)	2,922,259

	Collateralized Mortgage Obligations – continued
458,025	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 7.545%, 11/25/2040(c)	593,265
3,338,879	Federal National Mortgage Association, REMIC, Series 2011-109, Class PZ, 4.500%, 8/25/2041	4,096,822
2,939,643	Federal National Mortgage Association, REMIC, Series 2011-51, Class SM, 5.702%, 6/25/2041(c)(d)(e)(f)	517,579
1,936,101	Federal National Mortgage Association, REMIC, Series 2011-60, Class ZB, 5.000%, 7/25/2041	2,297,618
7,885,572	Federal National Mortgage Association, REMIC, Series 2012-97, Class SB, 5.852%, 9/25/2042(c)(f)	1,531,133
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 11.783%, 7/25/2043(a)(c)	2,137,418
232,510	Federal National Mortgage Association, REMIC, Series 2013-23, Class TS, 5.917%, 3/25/2043(c)(d)(e)	235,663
2,938,103	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 6.002%, 8/25/2042(a)(c)(d)(e)(f)	472,096
3,918,202	Federal National Mortgage Association, REMIC, Series 2013-62, Class PY, 2.500%, 6/25/2043	4,204,219
24,335,265	Federal National Mortgage Association, REMIC, Series 2014-15, Class SA, 5.902%, 4/25/2044(c)(f)	4,691,080
3,161,114	Federal National Mortgage Association, REMIC, Series 2014-28, Class SD, 5.902%, 5/25/2044(c)(d)(e)(f)	593,201
41,502	Federal National Mortgage Association, REMIC, Series 2014-67, Class PT, 6.000%, 10/25/2044(c)(d)(e)	42,326
1,063,946	Federal National Mortgage Association, REMIC, Series 2015-1, Class SN, 6.000%, 7/25/2043(a)(c)	1,240,614
687,206	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(c)	794,546
13,785,979	Federal National Mortgage Association, REMIC, Series 2016-22, Class ST, IO, 5.952%, 4/25/2046(a)(c)(f)	2,703,417
2,646,592	Federal National Mortgage Association, REMIC, Series 2016-26, Class KL, 4.500%, 11/25/2042(a)(c)	2,830,651
15,636,302	Federal National Mortgage Association, REMIC, Series 2016-32, Class SA, 5.952%, 10/25/2034(a)(c)(f)	2,891,595

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$18,913,243	Federal National Mortgage Association, REMIC, Series 2016-60, Class ES, 5.952%, 9/25/2046(a)(c)(f)	$3,643,163
12,657,503	Federal National Mortgage Association, REMIC, Series 2016-60, Class QS, 5.952%, 9/25/2046(a)(c)(f)	2,568,463
7,921,766	Federal National Mortgage Association, REMIC, Series 2016-82, Class SC, 5.952%, 11/25/2046(c)(f)	1,581,533
7,601,698	Federal National Mortgage Association, REMIC, Series 2016-82, Class SG, 5.952%, 11/25/2046(c)(f)	1,564,636
9,413,157	Federal National Mortgage Association, REMIC, Series 2016-93, Class SL, 6.502%, 12/25/2046(a)(c)(f)	1,934,505
12,365,242	Federal National Mortgage Association, REMIC, Series 2017-26, Class SA, 6.002%, 4/25/2047(a)(c)(f)	2,499,066
63,119,129	Federal National Mortgage Association, REMIC, Series 2017-57, Class SD, IO, 2.750%, 8/25/2047(a)(c)(f)	5,711,252
17,119,813	Federal National Mortgage Association, REMIC, Series 2019-20, Class LY, 3.500%, 10/25/2048(a)	18,563,582
3,792,367	Federal National Mortgage Association, REMIC, Series 2019-42, Class PT, 3.000%, 8/25/2049	3,983,202
1,578,000	Federal National Mortgage Association, REMIC, Series 2019-64, Class ML, 3.500%, 11/25/2049	1,799,597
3,600,000	Federal National Mortgage Association, REMIC, Series 2020-72, Class LI, IO, 5.000%, 12/25/2040(e)(f)	1,072,125
463,928	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(a)(d)(e)(f)	78,028
119,215	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(a)(c)(d)(e)(f)	30,841
487,833	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(a)(d)(e)(f)	99,245
320,003	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(d)(e)(f)	58,464
1,081,919	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(a)(d)(e)(f)	197,371
442,308	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(a)(d)(e)(f)	95,865
242,014	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(a)(d)(e)(f)	53,803
551,189	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(a)(d)(e)(f)	124,600

	Collateralized Mortgage Obligations – continued
242,266	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(a)(d)(e)(f)	62,181
284,144	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(a)(d)(e)(f)	61,535
351,477	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(a)(d)(e)(f)	93,302
344,661	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(a)(d)(e)(f)	69,097
172,532	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(a)(c)(d)(e)(f)	33,712
201,831	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(a)(d)(e)(f)	43,937
134,902	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(a)(c)(d)(e)(f)	28,886
38,453	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(d)(e)(f)	8,040
1,177,926	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(a)(c)(d)(e)(f)	232,300
429,178	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(a)(d)(e)(f)	99,696
318,766	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(a)(c)(d)(e)(f)	56,280
338,083	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(a)(c)(d)(e)(f)	31,755
183,977	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(a)(d)(e)(f)	47,408
31,922	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(d)(e)(f)	8,440
304,959	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039(d)(e)	371,164
347,303	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 0.850%, 2/20/2060(b)	349,235
662,895	Government National Mortgage Association, Series 2010-H22, Class FE, 1-month LIBOR + 0.350%, 0.505%, 5/20/2059(a)(b)	662,249
198,380	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.505%, 10/20/2060(b)	197,961

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$174,284	Government National Mortgage Association, Series 2011-H05, Class FB, 1-month LIBOR + 0.500%, 0.655%, 12/20/2060(b)	$174,625
88,247	Government National Mortgage Association, Series 2011-H11, Class FA, 1-month LIBOR + 0.500%, 0.655%, 3/20/2061(b)	88,411
122,186	Government National Mortgage Association, Series 2011-H21, Class FA, 1-month LIBOR + 0.600%, 0.755%, 10/20/2061(b)(d)(e)	122,061
331,293	Government National Mortgage Association, Series 2011-H21, Class FT, 1-year CMT + 0.700%, 0.830%, 10/20/2061(b)(d)(e)	328,568
57,948	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(a)(d)(e)	58,744
156,580	Government National Mortgage Association, Series 2012-H16, Class HA, 2.000%, 7/20/2062	160,018
407,039	Government National Mortgage Association, Series 2012-H22, Class HD, 5.298%, 1/20/2061(c)(d)(e)	454,223
6,948	Government National Mortgage Association, Series 2012-H24, Class FE, 1-month LIBOR + 0.600%, 0.755%, 10/20/2062(b)(d)(e)	6,946
717,725	Government National Mortgage Association, Series 2013-H01, Class JA, 1-month LIBOR + 0.320%, 0.475%, 1/20/2063(b)(d)(e)	712,532
427,645	Government National Mortgage Association, Series 2013-H10, Class LA, 2.500%, 4/20/2063	430,668
526,888	Government National Mortgage Association, Series 2013-H11, Class JA, 3.500%, 4/20/2063	535,442
1,751,549	Government National Mortgage Association, Series 2013-H13, Class SI, 1.325%, 6/20/2063(c)(d)(e)(f)	99,619
16,185,399	Government National Mortgage Association, Series 2013-H16, Class AI, 1.626%, 7/20/2063(c)(d)(e)(f)	536,020
10,068,043	Government National Mortgage Association, Series 2013-H18, Class EI, 1.726%, 7/20/2063(c)(d)(e)(f)	485,112
1,489,646	Government National Mortgage Association, Series 2013-H18, Class JI, 1.361%, 8/20/2063(c)(d)(e)(f)	51,616

	Collateralized Mortgage Obligations – continued
433,678	Government National Mortgage Association, Series 2013-H20, Class FA, 1-month LIBOR + 0.600%, 0.755%, 8/20/2063(b)(d)(e)	433,011
9,527,667	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.601%, 6/20/2064(a)(c)	10,512,135
21,417,989	Government National Mortgage Association, Series 2014-H24, Class HI, 0.959%, 9/20/2064(c)(e)(f)	713,219
6,193,780	Government National Mortgage Association, Series 2015-152, Class PI, IO, 4.000%, 10/20/2045(f)	610,100
14,856,195	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.594%, 10/20/2064(a)(c)	16,951,354
787,425	Government National Mortgage Association, Series 2015-H04, Class HA, 3.500%, 11/20/2064(c)(d)(e)	831,606
21,329	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 0.455%, 4/20/2061(a)(b)(d)(e)	21,177
2,981,546	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	3,043,128
44,378	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 0.435%, 5/20/2063(a)(b)(d)(e)	44,044
21,070	Government National Mortgage Association, Series 2015-H19, Class FA, 1-month LIBOR + 0.200%, 0.355%, 4/20/2063(a)(b)(d)(e)	20,781
390,544	Government National Mortgage Association, Series 2015-H28, Class JZ, 5.007%, 3/20/2065(c)(d)(e)	425,927
26,274	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 0.855%, 10/20/2065(a)(b)(d)(e)	26,238
124,774	Government National Mortgage Association, Series 2015-H29, Class HZ, 4.586%, 9/20/2065(c)(d)(e)	153,587
8,037	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 0.835%, 8/20/2061(b)(d)(e)	8,023
1,770,000	Government National Mortgage Association, Series 2016-17, Class GT, 5.000%, 8/20/2045(c)	2,063,342
846,757	Government National Mortgage Association, Series 2016-23, Class PA, 5.648%, 7/20/2037(a)(c)(d)(e)	977,776
15,730,420	Government National Mortgage Association, Series 2016-H01, Class AI, 3.181%, 1/20/2066(a)(c)(f)	1,206,791

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$23,180,586	Government National Mortgage Association, Series 2016-H09, Class JI, 2.882%, 4/20/2066(a)(c)(f)	$2,009,965
603,528	Government National Mortgage Association, Series 2016-H14, Class JZ, 4.067%, 8/20/2063(c)(d)(e)	635,708
597,057	Government National Mortgage Association, Series 2016-H19, Class CZ, 4.361%, 8/20/2066(c)(d)(e)	656,030
266,661	Government National Mortgage Association, Series 2016-H19, Class EZ, 4.885%, 6/20/2061(c)(d)(e)	271,307
277,626	Government National Mortgage Association, Series 2016-H19, Class FC, 1-month LIBOR + 0.400%, 0.555%, 8/20/2066(a)(b)	277,552
114,855	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 0.555%, 9/20/2063(a)(b)(d)(e)	114,248
21,520,762	Government National Mortgage Association, Series 2017-128, Class IO, IO, 0.855%, 12/16/2056(c)(f)	1,272,112
3,076,790	Government National Mortgage Association, Series 2017-H05, Class AI, IO, 3.866%, 1/20/2067(c)(d)(e)(f)	310,200
22,368,080	Government National Mortgage Association, Series 2018-110, Class IO, 0.675%, 1/16/2060(c)(f)	1,378,865
2,312,775	Government National Mortgage Association, Series 2018-124, Class KY, 3.500%, 9/20/2048	2,622,653
31,229,729	Government National Mortgage Association, Series 2018-129, Class IO, 0.616%, 7/16/2060(c)(f)	1,978,466
29,993,341	Government National Mortgage Association, Series 2018-143, Class IO, 0.648%, 10/16/2060(c)(f)	2,051,760
3,915,232	Government National Mortgage Association, Series 2018-160 Class BY, 4.000%, 11/20/2048	4,464,499
466,446	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.355%, 10/20/2064(a)(b)	465,790
447,115	Government National Mortgage Association, Series 2018-H10, Class FJ, 1-month LIBOR + 0.250%, 0.405%, 6/20/2068(a)(b)	446,139
3,940,875	Government National Mortgage Association, Series 2018-H16, Class CZ, 4.256%, 5/20/2068(c)	5,064,117
2,530,309	Government National Mortgage Association, Series 2019-1 Class CY, 4.000%, 1/20/2049	3,020,492

	Collateralized Mortgage Obligations – continued
280,000	Government National Mortgage Association, Series 2019-111, Class LP, 3.500%, 9/20/2049(d)(e)	301,216
31,368,778	Government National Mortgage Association, Series 2019-116, Class IO, 0.848%, 12/16/2061(c)(f)	2,504,543
324,000	Government National Mortgage Association, Series 2019-132, Class LP, 3.500%, 10/20/2049(d)(e)	352,160
8,447,001	Government National Mortgage Association, Series 2019-152, Class LI, 5.394%, 2/20/2044(c)(f)	2,766,709
2,503,752	Government National Mortgage Association, Series 2019-31, Class HD, 3.500%, 3/20/2049	2,738,902
1,000,000	Government National Mortgage Association, Series 2019-31, Class V, 3.500%, 2/20/2039	1,087,600
10,502,569	Government National Mortgage Association, Series 2019-44, Class BS, 5.894%, 4/20/2049(c)(f)	1,328,518
5,553,104	Government National Mortgage Association, Series 2019-61, Class M, 3.500%, 3/20/2049	6,227,650
12,280,000	Government National Mortgage Association, Series 2019-70, Class SK, 5.844%, 8/20/2043(c)(f)	3,286,678
4,075,853	Government National Mortgage Association, Series 2019-71, Class JY, 3.000%, 6/20/2049	4,445,656
1,895,239	Government National Mortgage Association, Series 2019-H02, Class BZ, 4.289%, 1/20/2069(c)	2,521,983
8,374,816	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068(a)	9,141,476
21,582,250	Government National Mortgage Association, Series 2019-H17, Class HA, 3.000%, 3/20/2069(a)	23,042,977
11,096,300	Government National Mortgage Association, Series 2020-47, Class IQ, 3.500%, 3/20/2050(f)	3,732,529

		318,491,765

	Hybrid ARMs – 0.4%
57,723	FHLMC, 1-year CMT + 2.258%, 3.152%, 1/01/2035(a)(b)	60,917
1,048,140	FHLMC, 1-year CMT + 2.213%, 3.197%, 6/01/2035(a)(b)	1,102,064
92,702	FHLMC, 1-year CMT + 2.279%, 3.700%, 1/01/2036(a)(b)	93,344
453,755	FHLMC, 12-month LIBOR + 2.190%, 4.190%, 2/01/2037(a)(b)	485,919
163,313	FNMA, 6-month LIBOR + 1.558%, 1.963%, 2/01/2037(a)(b)	168,276
201,994	FNMA, 1-year CMT + 2.045%, 2.295%, 10/01/2035(a)(b)	202,445
177,668	FNMA, 12-month LIBOR + 1.883%, 3.113%, 9/01/2036(a)(b)	187,488
409,138	FNMA, 1-year CMT + 2.137%, 3.328%, 9/01/2034(a)(b)	429,354

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Hybrid ARMs – continued
$1,341,209	FNMA, 12-month LIBOR + 1.732%, 3.362%, 9/01/2037(a)(b)	$1,412,247
294,928	FNMA, 12-month LIBOR + 1.677%, 3.521%, 8/01/2038(a)(b)	300,025
1,014,889	FNMA, 1-year CMT + 2.223%, 3.733%, 6/01/2034(a)(b)	1,067,715

		5,509,794

	Mortgage Related – 22.9%
11,268,461	FHLMC, 2.000%, with various maturities in 2050(h)	11,703,511
8,279,013	FHLMC, 2.500%, 9/01/2050	8,699,628
4,569,012	FHLMC, 4.000%, 8/01/2048	4,869,638
9,121,451	FHLMC, 4.500%, with various maturities from 2048 to 2050(h)	9,876,280
7,887,896	FHLMC, 5.000%, with various maturities from 2035 to 2050(h)	8,639,238
35,600,239	FNMA, 2.000%, with various maturities in 2050(h)	36,915,655
33,053,114	FNMA, 2.500%, with various maturities in 2050(a)(h)	34,854,907
10,847,069	FNMA, 3.000%, with various maturities from 2047 to 2049(h)	11,360,833
64,054,798	FNMA, 4.000%, with various maturities from 2045 to 2052(h)	68,340,404
18,146,519	FNMA, 4.500%, with various maturities from 2048 to 2049(h)	19,622,111
10,161,946	FNMA, 5.000%, with various maturities from 2048 to 2049(h)	11,131,660
281,074	FNMA, 5.500%, 8/01/2034(a)	331,197
3,211	FNMA, 6.000%, 10/01/2034	3,803
732,973	GNMA, 1-month LIBOR + 0.532%, 0.710%, 8/20/2063(b)	741,136
304,329	GNMA, 1-month LIBOR + 1.735%, 1.913%, 7/20/2060(b)	317,844
227,624	GNMA, 1-month LIBOR + 1.787%, 1.965%, 9/20/2060(b)	238,579
722,633	GNMA, 1-month LIBOR + 2.311%, 2.489%, 6/20/2065(b)	779,237
10,785	GNMA, 3.355%, 8/20/2062(c)	10,889
12,559	GNMA, 3.695%, 2/20/2063(c)	12,839
129,639	GNMA, 3.819%, 6/20/2063(c)	135,510
3,945	GNMA, 3.890%, with various maturities in 2062(c)(h)	3,956
460,998	GNMA, 3.946%, with various maturities from 2062 to 2063(a)(c)(h)	467,142
4,698	GNMA, 3.954%, 3/20/2063(c)	4,803
316,685	GNMA, 3.961%, 5/20/2063(a)(c)	327,584
28,565	GNMA, 3.968%, 7/20/2062(c)	29,131
685	GNMA, 3.990%, 11/20/2062(c)	713
1,671	GNMA, 3.992%, 5/20/2062(c)	1,806
40,443	GNMA, 4.013%, 1/20/2064(c)	41,333
2,294	GNMA, 4.031%, 12/20/2063(c)	2,342
4,064	GNMA, 4.043%, 10/20/2062(c)	4,256
234,440	GNMA, 4.047%, 4/20/2063(a)(c)	239,305
162,223	GNMA, 4.079%, 3/20/2063(a)(c)	165,186
169,970	GNMA, 4.111%, 3/20/2063(c)	177,049
221,979	GNMA, 4.122%, 2/20/2063(a)(c)	227,615
17,113	GNMA, 4.140%, 12/20/2061(a)(c)	18,778
126,018	GNMA, 4.147%, 1/20/2067(a)(c)	128,362

	Mortgage Related – continued
75,329	GNMA, 4.158%, 7/20/2063(a)(c)	78,380
3,915	GNMA, 4.179%, 3/20/2063(c)	3,937
935	GNMA, 4.194%, 12/20/2063(c)	972
10,257	GNMA, 4.204%, 1/20/2063(c)	10,419
16,077	GNMA, 4.221%, 11/20/2063(c)	16,789
2,630	GNMA, 4.256%, 3/20/2063(c)	2,675
9,365	GNMA, 4.266%, 12/20/2062(c)	9,757
723,966	GNMA, 4.294%, 6/20/2063(a)(c)	739,426
1,775	GNMA, 4.310%, 12/20/2060(c)	1,995
9,516	GNMA, 4.312%, 1/20/2063(c)	9,727
36,147	GNMA, 4.361%, 7/20/2063(c)	36,560
3,027	GNMA, 4.390%, with various maturities in 2062(c)(h)	3,106
8,612	GNMA, 4.411%, 8/20/2062(c)	9,175
34,411	GNMA, 4.418%, 2/20/2067(c)	39,405
175,633	GNMA, 4.420%, 8/20/2063(c)	177,382
660,711	GNMA, 4.454%, 7/20/2061(c)	686,906
34,009	GNMA, 4.455%, 1/20/2067(c)	39,232
46,824	GNMA, 4.500%, 9/20/2060(c)	47,302
1,904,227	GNMA, 4.503%, 2/20/2067(a)(c)	2,184,645
19,057	GNMA, 4.516%, 9/20/2062(c)	20,043
52,011	GNMA, 4.519%, 6/20/2063(c)	52,629
3,985,645	GNMA, 4.523%, with various maturities from 2063 to 2064(a)(c)(h)	4,369,715
2,090,389	GNMA, 4.529%, 12/20/2066(a)(c)	2,401,942
886,776	GNMA, 4.542%, 4/20/2066(a)(c)	963,345
995,843	GNMA, 4.545%, 7/20/2067(c)	1,154,918
2,117,038	GNMA, 4.548%, 4/20/2067(a)(c)	2,475,008
1,051,941	GNMA, 4.551%, 2/20/2067(c)	1,206,164
429,216	GNMA, 4.558%, 2/20/2066(c)	474,225
12,061,382	GNMA, 4.559%, 6/20/2067(a)(c)	13,935,816
1,021,972	GNMA, 4.564%, 2/20/2068(c)	1,130,458
1,395,552	GNMA, 4.577%, 12/20/2063(c)	1,518,726
2,815,582	GNMA, 4.578%, 4/20/2067(a)(c)	3,258,412
4,056,488	GNMA, 4.580%, with various maturities from 2064 to 2065(a)(c)(h)	4,454,405
5,291,017	GNMA, 4.590%, 7/20/2065(a)(c)	5,900,740
815,563	GNMA, 4.593%, 7/20/2067(c)	936,918
5,521,788	GNMA, 4.602%, with various maturities from 2063 to 2067(a)(c)(h)	6,290,214
1,254,912	GNMA, 4.604%, 1/20/2067(a)(c)	1,451,583
2,449,607	GNMA, 4.606%, with various maturities in 2067(c)(h)	2,744,238
4,019,940	GNMA, 4.607%, 8/20/2067(a)(c)	4,728,939
6,814	GNMA, 4.614%, 4/20/2067(c)	7,367
9,007,338	GNMA, 4.615%, 7/20/2067(a)(c)	10,328,461
1,414,455	GNMA, 4.620%, 5/20/2067(a)(c)	1,650,831
669,696	GNMA, 4.621%, 4/20/2067(c)	742,501
14,208	GNMA, 4.630%, with various maturities from 2061 to 2062(a)(c)(h)	14,457
112,751	GNMA, 4.632%, 4/20/2062(c)	116,825
732,159	GNMA, 4.634%, 9/20/2063(c)	793,986
36,057	GNMA, 4.637%, 1/20/2064(c)	39,629
12,556	GNMA, 4.640%, 3/20/2062(c)	13,223
2,890,349	GNMA, 4.643%, 6/20/2066(a)(c)	3,262,366
10,248,899	GNMA, 4.647%, with various maturities from 2066 to 2067(a)(c)(h)	11,853,051
1,159	GNMA, 4.650%, 1/20/2061(c)	1,243
3,422,545	GNMA, 4.657%, 3/20/2067(a)(c)	4,107,103
45,229	GNMA, 4.663%, 9/20/2063(c)	48,691
978,611	GNMA, 4.665%, 10/20/2064(c)	1,080,126

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$716,575	GNMA, 4.670%, with various maturities from 2063 to 2067(c)(h)	$786,199
1,190,619	GNMA, 4.684%, 5/20/2064(a)(c)	1,299,770
2,933	GNMA, 4.690%, 6/20/2062(c)	2,989
190,980	GNMA, 4.700%, with various maturities from 2061 to 2062(c)(h)	197,687
1,188	GNMA, 4.720%, 3/20/2061(c)	1,193
586,553	GNMA, 4.730%, 12/20/2063(c)	636,930
11	GNMA, 4.740%, 10/20/2060(c)	13
555	GNMA, 4.752%, 3/20/2062(c)	604
5,602	GNMA, 4.810%, with various maturities from 2060 to 2061(c)(h)	6,540
3,337	GNMA, 4.868%, 1/20/2062(c)	3,460
262,447	GNMA, 4.887%, 12/20/2061(a)(c)	296,745
8,879	GNMA, 5.027%, 6/20/2061(a)(c)	9,004
422	GNMA, 5.118%, 2/20/2062(c)	456
6,255	GNMA, 5.140%, 5/20/2060(c)	6,303
212	GNMA, 5.175%, 9/20/2063(c)	239
1,117	GNMA, 5.196%, 1/20/2062(c)	1,127
242	GNMA, 5.222%, 3/20/2064(c)	252
930	GNMA, 5.223%, with various maturities from 2061 to 2062(c)(h)	974
457	GNMA, 5.240%, 5/20/2060(c)	468
297	GNMA, 5.250%, 11/20/2063(c)	303
2,029	GNMA, 5.460%, 7/20/2059(c)	2,342
96	GNMA, 5.470%, with various maturities in 2059(c)(h)	101
3,141	GNMA, 5.500%, with various maturities from 2058 to 2059(c)(h)	3,613
366	GNMA, 5.523%, 6/20/2061(c)	379
7,258	GNMA, 5.585%, 11/20/2059(c)	8,588
336	GNMA, 5.625%, 12/20/2059(c)	336
397	GNMA, 5.661%, 9/20/2059(c)	450
3,195	GNMA, 5.668%, 6/20/2059(c)	3,779
110,003	Government National Mortgage Association, Series 2018-H12, Class HZ, 4.596%, 8/20/2068(c)(d)(e)	140,675
4,613,463	Government National Mortgage Association, Series 2019-HO2, Class JA, 3.500%, 12/20/2068	5,041,919
9,563,379	Government National Mortgage Association, Series BMOC-9821, Class IO1, 3.000%, 9/01/2050(e)(f)(i)	3,117,064
2,568,000	UMBS® (TBA), 2.000%, 11/01/2050(i)	2,650,614
2,011,000	UMBS® (TBA), 2.500%, 11/01/2050(i)	2,106,567

		344,378,031

	Non-Agency Commercial Mortgage-Backed Securities – 13.1%
1,000,000	Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4, 3.170%, 7/15/2049	1,093,059
4,155,000	BANK, Series 2019-BN19, Class A3, 3.183%, 8/15/2061	4,705,066
3,525,000	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	3,945,524

	Non-Agency Commercial Mortgage-Backed Securities – continued
3,720,000	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	4,163,596
1,770,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,941,272
3,649,000	BANK, Series 2020-BN26, Class A4, 2.403%, 3/15/2063	3,916,721
785,000	BANK, Series 2020-BN28, Class AS, 2.140%, 3/15/2063	806,661
4,630,000	Benchmark Mortgage Trust, Series 2019-B11, Class A5, 3.542%, 5/15/2052	5,355,917
3,330,000	Benchmark Mortgage Trust, Series 2019-B10, Class A4, 3.717%, 3/15/2062	3,892,409
5,185,000	Benchmark Mortgage Trust, Series 2019-B13, Class A4, 2.952%, 8/15/2057	5,775,566
510,000	Cali Mortgage Trust, Series 2019-101C, Class A, 3.957%, 3/10/2039, 144A	597,122
4,355,000	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052	4,879,790
6,000,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/2053	6,544,194
2,424,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	2,352,085
2,572,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class A4, 4.194%, 11/10/2046(a)(c)	2,812,249
2,605,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A4, 3.101%, 3/10/2046(a)	2,701,688
5,595,000	Commercial Mortgage Pass Through Certificates, Series 2013-WWP, Class A2, 3.424%, 3/10/2031, 144A	5,909,003
378,831	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	382,103
1,968,404	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047(a)	2,046,313
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A4, 3.691%, 3/10/2047	1,315,173
1,300,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,419,466
2,520,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4, 3.838%, 9/10/2047(a)	2,772,173
3,110,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048(a)	3,387,578
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	1,284,104

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,250,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class B, 1-month LIBOR + 1.900%, 2.052%, 1/15/2034, 144A(b)	$2,149,241
6,160,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	6,278,226
695,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	625,709
2,045,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	1,738,749
5,000,000	CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A5, 3.016%, 9/15/2052	5,535,940
2,405,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	2,653,581
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)(c)	5,383,787
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046(a)(c)	3,649,118
2,930,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047(a)	3,174,662
5,100,000	GS Mortgage Securities Trust, Series 2014-GC18, Class AS, 4.383%, 1/10/2047	5,437,398
1,416,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 3.998%, 4/10/2047	1,538,074
5,000,000	GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.048%, 11/10/2052	5,583,555
2,555,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	2,854,193
2,008,003	HPLY Trust, Series 2019-HIT, Class B, 1-month LIBOR + 1.350%, 1.502%, 11/15/2036, 144A(b)	1,909,804
5,885,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A(a)	5,113,671
2,405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class AS, 4.243%, 4/15/2047(c)	2,617,322
1,099,622	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047(a)	1,146,059
2,735,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048(a)	2,858,907

	Non-Agency Commercial Mortgage-Backed Securities – continued
2,225,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.456%, 5/15/2046	2,322,135
1,339,934	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047(a)	1,344,190
1,000,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.661%, 6/15/2044, 144A(c)	803,279
3,135,000	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class A2, 3.828%, 2/05/2035, 144A(a)(c)	3,092,830
5,780,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.127%, 11/15/2052	6,472,124
2,056,274	Motel 6 Trust, Series 2017-MTL6, Class A, 1-month LIBOR + 0.920%, 1.072%, 8/15/2034, 144A(b)	2,020,142
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(c)	2,909,646
1,861,317	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.622%, 11/15/2027, 144A(b)	1,331,628
6,500,000	Starwood Retail Property Trust, Series 2014-STAR, Class B, 1-month LIBOR + 1.900%, 2.052%, 11/15/2027, 144A(b)(d)(e)(g)	4,886,172
1,350,000	UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.605%, 4/15/2052	1,533,400
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5, 4.302%, 1/15/2052	5,947,542
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class AS, 4.020%, 8/15/2050	4,279,107
3,745,890	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048(a)	3,945,998
5,607,153	Wells Fargo Commercial Mortgage Trust, Series 2019-C49, Class A5, 4.023%, 3/15/2052	6,600,255
5,012,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146%, 12/15/2052	5,648,098
1,875,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class AS, 4.358%, 8/15/2046(c)	1,971,873
1,446,824	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A4, 3.723%, 5/15/2047	1,532,963
1,635,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047	1,766,528

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$3,382,313	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	$3,534,398

		196,189,136

	Total Bonds and Notes

	(Identified Cost $1,365,215,728)	1,364,871,784

Collateralized Loan Obligations – 4.0%
3,497,500	Hayfin Kingsland VIII Ltd., Series 2018-8A, Class B, 3-month LIBOR + 1.480%, 1.752%, 4/20/2031, 144A(b)	3,430,384
1,057,224	Hull Street CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.220%, 1.492%, 10/18/2026, 144A(b)	1,056,936
4,000,000	Allegro CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.650%, 1.921%, 10/16/2030, 144A(b)	3,909,531
5,000,000	Jamestown CLO VII Ltd., Series 2015-7A, Class A2R, 3-month LIBOR + 1.300%, 1.545%, 7/25/2027, 144A(b)	4,872,640
4,000,000	Trinitas CLO Ltd., Series 2017-6A, Class B, 3-month LIBOR + 1.850%, 2.095%, 7/25/2029, 144A(b)	3,950,200
3,000,000	AGL CLO 3 Ltd., Series 2020-3A, Class A, 3-month LIBOR + 1.300%, 1.575%, 1/15/2033, 144A(b)	2,977,516
525,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.422%, 10/20/2029, 144A(b)	495,594
6,000,000	Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3-month LIBOR + 1.080%, 1.360%, 11/15/2028, 144A(b)	5,985,983
2,960,000	Marble Point CLO XIV Ltd., Series 2018-2A, Class A1, 3-month LIBOR + 1.330%, 1.602%, 1/20/2032, 144A(b)	2,931,020
3,000,000	Vibrant CLO Ltd., Series 2018-10A, Class A1, 3-month LIBOR + 1.200%, 1.472%, 10/20/2031, 144A(b)	2,965,998
595,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3-month LIBOR + 1.670%, 1.945%, 7/15/2031, 144A(b)	580,839
4,380,000	Ares XLIII CLO Ltd., Series 2017-43A, Class A, 3-month LIBOR + 1.220%, 1.495%, 10/15/2029, 144A(b)	4,358,093
2,000,000	CarVal CLO III Ltd., Series 2019-2A, Class A, 3-month LIBOR + 1.350%, 1.622%, 7/20/2032, 144A(b)	1,990,373

Collateralized Loan Obligations – continued
1,750,000	Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, 3-month LIBOR + 1.200%, 1.470%, 7/29/2030, 144A(b)	1,733,059
400,000	Marble Point CLO X Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.075%, 10/15/2030, 144A(b)	392,838
1,492,090	Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 3-month LIBOR + 1.210%, 1.485%, 10/15/2030, 144A(b)	1,489,861
1,315,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3-month LIBOR + 1.700%, 1.972%, 10/18/2031, 144A(b)	1,283,826
2,560,000	Trinitas CLO VI Ltd., Series 2017-6A, Class AR, 3-month LIBOR + 1.170%, 1.415%, 7/25/2029, 144A(b)	2,539,340
1,170,000	Madison Park Funding XVI Ltd., Series 2015-16A, Class A2R, 3-month LIBOR + 1.900%, 2.172%, 4/20/2026, 144A(b)	1,161,632
4,500,000	Race Point CLO Ltd., Series 2013-8A, Class BR2, 3-month LIBOR + 1.500%, 1.753%, 2/20/2030, 144A(b)	4,356,587
5,900,000	TICP CLO VII Ltd., Series 2017-7A, Class BR, 3-month LIBOR + 1.700%, 1.975%, 4/15/2033, 144A(b)	5,863,410
2,000,000	CBAM CLO Management, Series 2019-10A, Class A1A, 3-month LIBOR + 1.420%, 1.692%, 4/20/2032, 144A(b)	1,999,994

	Total Collateralized Loan Obligations

	(Identified Cost $59,405,406)	60,325,654

Loan Participations – 0.2%

	ABS Other – 0.2%
2,857,353	Harbour Aircraft Investments Ltd., Series 2017-1, Class A, 4.000%, 11/15/2037 (Identified Cost $2,841,632)	2,657,001

Short-Term Investments – 6.0%

54,225,782	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $54,225,782 on 10/01/2020 collateralized by $49,649,800 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $49,645,927; $2,131,200 U.S. Treasury Note, 2.625% due 6/15/2021 valued at $2,185,184; $2,979,800 U.S. Treasury Inflation Indexed Note, 0.625% due 7/15/2021 valued at $3,479,278 including accrued interest (Note 2 of Notes to Financial Statements)	54,225,782

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – continued

$10,000,000	U.S. Treasury Bills, 0.102%, 3/25/2021(j)	$9,994,774

14,680,000	U.S. Treasury Bills, 0.116%, 2/18/2021(j)(k)	14,674,291

10,555,000	U.S. Treasury Bills, 0.139%, 10/08/2020(j)(k)	10,554,869

Total Short-Term Investments

	(Identified Cost $89,448,915)	89,449,716

Total Investments – 101.1%

	(Identified Cost $1,516,911,681)	1,517,304,155

	Other assets less liabilities—(1.1)%	(16,623,792)

	Net Assets – 100.0%	$1,500,680,363

(†)	See Note 2 of Notes to Financial Statements.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(b)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.

(d)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $27,806,701 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.

(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(f)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(g)	Illiquid security. (Unaudited)

(h)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(i)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $446,646,149 or 29.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
ARS	Auction Rate Security
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
SLM	Sallie Mae
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

At September 30, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/31/2020	44	$9,717,731	$9,722,281	$(4,550)
5 Year U.S. Treasury Note	12/31/2020	440	55,377,065	55,453,750	(76,685)
10 Year U.S. Treasury Note	12/21/2020	599	83,339,201	83,579,219	(240,018)
Ultra 10 Year U.S. Treasury Note	12/21/2020	432	68,830,603	69,086,250	(255,647)

Total					$(576,900)

At September 30, 2020, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[2]	Market Value	Unrealized Appreciation (Depreciation)
63,000,000	USD	3/04/2024	2.564%	3-month LIBOR	$(5,097,896)	$(5,097,896)
50,000,000	USD	5/23/2024	2.222%	3-month LIBOR	(3,941,217)	(3,941,217)
35,000,000	USD	12/16/2029	1.804%	3-month LIBOR	(3,833,478)	(3,833,478)
15,000,000	USD	1/07/2030	1.763%	3-month LIBOR	(1,564,412)	(1,564,412)

Total					$(14,437,003)	$(14,437,003)

1  Payments are made semiannually.

2 Payments are made quarterly.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Securitized Asset Fund – continued

Industry Summary at September 30, 2020

Mortgage Related	22.9%
Collateralized Mortgage Obligations	21.2
Non-Agency Commercial Mortgage-Backed Securities	13.1
ABS Car Loan	9.3
ABS Other	6.4
Agency Commercial Mortgage-Backed Securities	6.0
ABS Home Equity	5.9
ABS Student Loan	2.8
ABS Whole Business	2.0
Other Investments, less than 2% each	1.5
Short-Term Investments	6.0
Collateralized Loan Obligations	4.0

Total Investments	101.1
Other assets less liabilities (including swap agreements and futures contracts)	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

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Statements of Assets and Liabilities

September 30, 2020

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$248,217,480	$1,516,911,681
Net unrealized appreciation	7,248,131	392,474

Investments at value	255,465,611	1,517,304,155
Cash	994	—
Due from brokers (Note 2)	—	4,393,000
Receivable for Fund shares sold	75,934	1,262,118
Receivable for securities sold	2,215,029	13,567,379
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	13,285,752
Collateral received for delayed delivery securities (Note 2)	—	18,955
Dividends and interest receivable	3,345,803	5,031,670
Tax reclaims receivable	1,304	—
Receivable for variation margin on futures contracts (Note 2)	—	397,308
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	156,656

TOTAL ASSETS	261,104,675	1,555,416,993

LIABILITIES
Payable for securities purchased	5,965,117	36,381,837
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	18,034,941
Payable for Fund shares redeemed	120,993	300,897
Due to brokers (Note 2)	—	18,955

TOTAL LIABILITIES	6,086,110	54,736,630

NET ASSETS	$255,018,565	$1,500,680,363

NET ASSETS CONSIST OF:
Paid-in capital	$251,808,876	$1,590,837,830
Accumulated earnings (loss)	3,209,689	(90,157,467)

NET ASSETS	$255,018,565	$1,500,680,363

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$255,018,565	$1,500,680,363

Shares of beneficial interest	24,777,151	153,622,390

Net asset value, offering and redemption price per share	$10.29	$9.77

See accompanying notes to financial statements.

41  |

Statements of Operations

For the Year Ended September 30, 2020

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$11,854,808	$49,064,919
Dividends	223,003	—
Less net foreign taxes withheld	—	(1,880)

Investment income	12,077,811	49,063,039

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS
Net realized gain (loss) on:
Investments	(2,768,626)	19,165,858
Futures contracts	—	(17,942,925)
Swap agreements	(978,007)	(1,123,541)
Net change in unrealized appreciation (depreciation) on:
Investments	7,246,994	17,842,451
Futures contracts	—	(971,291)
Swap agreements	—	(9,707,501)

Net realized and unrealized gain on investments, futures contracts and swap agreements	3,500,361	7,263,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,578,172	$56,326,090

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Investment income	$12,077,811	$8,822,034	$49,063,039	$45,959,088
Net realized gain (loss) on investments, futures contracts and swap agreements	(3,746,633)	(749,555)	99,392	15,583,759
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	7,246,994	(44,613)	7,163,659	37,056,613

Net increase in net assets resulting from operations	15,578,172	8,027,866	56,326,090	98,599,460

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(11,897,771)	(10,688,805)	(80,151,712)	(64,801,602)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	77,235,559	37,343,416	285,370,951	55,883,032

Net increase in net assets	80,915,960	34,682,477	261,545,329	89,680,890
NET ASSETS
Beginning of the year	174,102,605	139,420,128	1,239,135,034	1,149,454,144

End of the year	$255,018,565	$174,102,605	$1,500,680,363	$1,239,135,034

See accompanying notes to financial statements.

43  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.45		$10.69	$10.95	$10.66	$10.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Investment income(a)	0.58		0.60	0.58	0.62	0.60
Net realized and unrealized gain (loss)	(0.16	)(b)	(0.08)	(0.24)	0.30	0.60

Total from Investment Operations	0.42		0.52	0.34	0.92	1.20

LESS DISTRIBUTIONS FROM:
Investment income	(0.58)		(0.62)	(0.60)	(0.63)	(0.62)
Net realized capital gains	—		(0.14)	—	—	(0.03)

Total Distributions	(0.58)		(0.76)	(0.60)	(0.63)	(0.65)

Net asset value, end of the period	$10.29		$10.45	$10.69	$10.95	$10.66

Total return	4.28%		5.14%	3.21%	8.91%	12.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$255,019		$174,103	$139,420	$142,373	$135,706
Net expenses(c)	—		—	—	—	—
Gross expenses(c)	—		—	—	—	—
Net investment income	5.76%		5.78%	5.45%	5.74%	5.94%
Portfolio turnover rate	96	%(d)	48%	42%	37%	36%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to significant shareholder flows and repositioning of the portfolio.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$9.94	$9.65		$10.16	$10.57	$10.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Investment income(a)	0.34	0.39		0.37	0.39	0.40
Net realized and unrealized gain (loss)	0.06	0.45		(0.33)	(0.25)	0.04

Total from Investment Operations	0.40	0.84		0.04	0.14	0.44

LESS DISTRIBUTIONS FROM:
Investment income	(0.57)	(0.55)		(0.55)	(0.55)	(0.49)

Net asset value, end of the period	$9.77	$9.94		$9.65	$10.16	$10.57

Total return	4.13%	8.97%		0.39%	1.40%	4.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,500,680	$1,239,135		$1,149,454	$1,133,638	$1,015,859
Net expenses(b)	—	—		—	—	—
Gross expenses(b)	—	—		—	—	—
Net investment income	3.50%	3.98%		3.81%	3.78%	3.84%
Portfolio turnover rate	283%	369	%(c)	259%	313%	306%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of TBA securities (see Note 2 of Notes to Financial Statements).

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2020

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

45  |

Notes to Financial Statements – continued

September 30, 2020

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Opportunities Fund	$756,073	0.3%	$349,664	0.1%
Securitized Asset Fund	—	—	27,806,701	1.9%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Principal paydowns are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2020.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are

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Notes to Financial Statements – continued

September 30, 2020

recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

47  |

Notes to Financial Statements – continued

September 30, 2020

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Stripped Securities. Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, contingent payment debt instruments, defaulted and/or non-income producing securities, convertible bonds, futures contracts mark-to-market, swap adjustments and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, defaulted and/or non-income producing securities, contingent payment debt instruments, convertible bonds, futures contracts mark-to-market, paydown gains and losses and swap adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$11,897,771	$—	$11,897,771	$9,838,729	$850,076	$10,688,805
Securitized Asset Fund	80,151,712	—	80,151,712	64,801,602	—	64,801,602

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Notes to Financial Statements – continued

September 30, 2020

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$1,412,673	$6,715,071

Capital loss carryforward:
Short-term:
No expiration date	(262,059)	(5,005,948)
Long-term:
No expiration date	(4,652,543)	(78,538,028)

Total capital loss carryforward	(4,914,602)	(83,543,976)

Unrealized appreciation (depreciation)	6,803,877	(13,328,562)

Total accumulated earnings (losses)	$3,301,948	$(90,157,467)

As of September 30, 2020, the tax cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Federal tax cost	$248,661,734	$1,516,911,681

Gross tax appreciation	$14,450,926	$52,078,334
Gross tax depreciation	(7,647,049)	(65,406,896)

Net tax appreciation (depreciation)	$6,803,877	$(13,328,562)

k.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Loan Participations. A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Collateralized Loan Obligations. Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price,

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September 30, 2020

including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

o.  Due to/from Brokers. Transactions and positions in certain futures contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance for Securitized Asset Fund represents cash pledged as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance for Securitized Asset Fund represents cash received as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

p.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

q.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

r.  New Accounting Pronouncement. In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

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September 30, 2020

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$2,676,884	$—	(b)	$2,676,884
Non-Agency Commercial Mortgage-Backed Securities	—	926,024	314,438	(c)	1,240,462
All Other Non-Convertible Bonds(a)	—	222,271,221	—		222,271,221

Total Non-Convertible Bonds	—	225,874,129	314,438		226,188,567

Convertible Bonds(a)	—	8,276,771	—		8,276,771

Total Bonds and Notes	—	234,150,900	314,438		234,465,338

Senior Loans(a)	—	93,471	—		93,471
Collateralized Loan Obligations	—	880,898	—		880,898
Preferred Stocks
Banking	969,152	—	—		969,152
Energy	—	—	—	(b)	—
Food & Beverage	—	3,452,543	—		3,452,543

Total Preferred Stocks	969,152	3,452,543	—		4,421,695

Common Stocks
Chemicals	—	128,459	—		128,459
All Other Common Stocks(a)	927,926	—	—		927,926

Total Common Stocks	927,926	128,459	—		1,056,385

Warrants	—	—	35,226	(b)(c)	35,226
Short-Term Investments	—	14,512,598	—		14,512,598

Total	$1,897,078	$253,218,869	$349,664		$255,465,611

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

(c) Fair valued by the Fund’s adviser.

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Notes to Financial Statements – continued

September 30, 2020

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$88,828,641	$405,480	(b)	$89,234,121
Agency Commercial Mortgage-Backed Securities	—	86,752,786	3,439,336	(b)	90,192,122
Collateralized Mortgage Obligations	—	297,771,383	20,720,382	(c)	318,491,765
Mortgage Related	—	341,120,292	3,257,739	(d)	344,378,031
Non-Agency Commercial Mortgage-Backed Securities	—	191,302,964	4,886,172	(b)	196,189,136
All Other Bonds and Notes(a)	—	326,386,609	—		326,386,609

Total Bonds and Notes	—	1,332,162,675	32,709,109		1,364,871,784

Collateralized Loan Obligations	—	60,325,654	—		60,325,654
Loan Participations(a)	—	2,657,001	—		2,657,001
Short-Term Investments	—	89,449,716	—		89,449,716

Total	$—	$1,484,595,046	$32,709,109		$1,517,304,155

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(576,900)	$—	$—	$(576,900)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(14,437,003)	—	(14,437,003)

Total	$(576,900)	$(14,437,003)	$—	$(15,013,903)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Fair valued by the Fund’s adviser ($18,935,038) and valued using broker-dealer bid prices ($1,785,344).

(d) Fair valued by the Fund’s adviser ($140,675) and valued using broker-dealer bid prices ($3,117,064).

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
Finance Companies	$35,640	$—	$(63,816)	$63,360	$—	$(35,184)	$—	$—	$—		$—
Home Construction	—	—	—	—	—	—	—	—	—	(a)	—
Non-Agency Commercial Mortgage-Backed Securities	89,787	—	—	(235,180)	—	—	549,618	(89,787)	314,438		(235,180)
Preferred Stocks
Energy	260,608	—	—	(260,608)	—	—	—	—	—	(a)	(260,608)
Warrants	—	—	—	—	35,226	—	—	—	35,226	(a)	—

Total	$386,035	$—	$(63,816)	$(432,428)	$35,226	$(35,184)	$549,618	$(89,787)	$349,664		$(495,788)

(a)	Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.

Debt securities valued at $549,618 were transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

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September 30, 2020

A debt security valued at $89,787 was transferred from Level 3 to Level 2 during the period ended September 30, 2020. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
ABS Home Equity	$2,026,262	$—	$(1,000,611)	$207,989	$—	$(168,173)	$1,040,116	$(1,700,103)	$405,480	$202,706
ABS Other	484,855	—	—	—	—	—	—	(484,855)	—	—
ABS Student Loan	7,075,876	—	—	—	—	—	—	(7,075,876)	—	—
Agency Commercial Mortgage-Backed Securities	5,042,467	—	(4,895,334)	1,904,611	—	—	1,387,592	—	3,439,336	1,904,611
Collateralized Mortgage Obligations	16,317,990	6,204	(2,295,876)	1,019,772	6,274,961	(6,736,779)	8,293,789	(2,159,679)	20,720,382	869,040
Mortgage Related	—	—	—	6,038	3,251,701	—	—	—	3,257,739	6,038
Non-Agency Commercial Mortgage-Backed Securities	4,310,241	—	—	(1,603,890)	—	—	6,490,062	(4,310,241)	4,886,172	(1,603,890)
Loan Participations
ABS Other	4,421,731	—	—	—	—	—	—	(4,421,731)	—	—

Total	$39,679,422	$6,204	$(8,191,821)	$1,534,520	$9,526,662	$(6,904,952)	$17,211,559	$(20,152,485)	$32,709,109	$1,378,505

Debt securities valued at $17,211,559 were transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $15,730,754 were transferred from Level 3 to Level 2 during the period ended September 30, 2020. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2020 these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $4,421,731 was transferred from Level 3 to Level 2 during the period ended September 30, 2020. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2020 this security was valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

The significant unobservable inputs used for those securities fair valued by the adviser and categorized in Level 3 as of September 30, 2020, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
ABS Home Equity[1]	Market Discount	Discount Rate	1.00% - 3.00%	$405,480
Agency Commercial Mortgage-Backed Securities[1]	Market Discount	Discount Rate	1.00% - 2.00%	3,439,336
Collateralized Mortgage Obligations[1]	Market Discount	Discount Rate	0.50% - 2.00%	18,935,038
Mortgage Related[1]	Market Discount	Discount Rate	1.00%	140,675
Non-Agency Commercial Mortgage-Backed Securities[2]	Discounted Cash Flows	Constant Default Rate Loss Severity Lag Time Loss Adjusted Spread	100% 39% 24 Months 13%	4,886,172

Total				$27,806,701

1 “Odd lot” securities (those with current principal below the normal trading size) are valued using a discount to the “round lot” price for the same security. The significant unobservable input used in the fair value measurement is the discount rate. Discount rates are set at a specific fixed rate depending on the size of the odd lot. The Unobservable

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September 30, 2020

Input Value(s) noted above reflect a range due to the fact that there are multiple odd lot securities within each asset type that have had different discount rates applied. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

2 Security is valued using a discounted cash flow model. The significant unobservable inputs used in the fair value measurement are the constant default rate, loss severity, lag time, and loss adjusted spread. Significant changes in input values could have a material effect on the fair value measurement. There is an inverse relationship between the loss severity, lag time, and loss adjusted spread and the fair value measurement, meaning a significant increase in any of those input values in isolation would have resulted in a lower fair value measurement, and vice versa. The constant default rate of 100% is based on the fact that the underlying loan is in default.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include futures contracts and swap agreements.

High Income Opportunities Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended September 30, 2020, the Fund engaged in credit default swap transactions (as a protection seller) to gain investment exposure.

Securitized Asset Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaps to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2020, Securitized Asset Fund used futures contracts to hedge against changes in interest rates and manage duration. The Fund used interest rate swaps for investment exposure.

Transactions in derivative instruments for High Income Opportunities Fund during the year ended September 30, 2020 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Swap agreements
Credit contracts	$(978,007)

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2020, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]	Swap agreements at value[2]
Exchange-traded/cleared liability derivatives Interest rate contracts	$(576,900)	$(14,437,003)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

2 Represents swap agreements, at value. Only the current day’s variation margin on swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2020 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$(17,942,925)	$(1,123,541)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements
Interest rate contracts	$(971,291)	$(9,707,501)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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September 30, 2020

The volume of futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2020:

High Income Opportunities Fund		Credit Default Swaps
Average Notional Amount Outstanding		2.49%
Highest Notional Amount Outstanding		16.56%
Lowest Notional Amount Outstanding		0.00%
Notional Amount Outstanding as of September 30, 2020		0.00%

Securitized Asset Fund	Futures	Interest Rate Swaps
Average Notional Amount Outstanding	13.85%	10.75%
Highest Notional Amount Outstanding	20.71%	12.79%
Lowest Notional Amount Outstanding	6.07%	8.95%
Notional Amount Outstanding as of September 30, 2020	14.52%	10.86%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss — Gross	Maximum Amount of Loss — Net
Securitized Asset Fund	$10,252,296	$10,252,296

5.  Purchases and Sales of Securities. For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$36,031,996	$38,432,244	$230,806,638	$148,861,280
Securitized Asset Fund	3,465,545,149	3,548,811,938	756,142,884	677,600,064

6.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation

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September 30, 2020

material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred; and other operating expenses of the Funds, as applicable.

Loomis Sayles serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust. Natixis Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distribution to the extent that Natixis Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, Trustees fees and expenses allocable to the Funds.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds (applicable allocations to the Funds are paid by Loomis Sayles) based on their average daily unused portion of the line of credit. Loomis Sayles, on behalf of the Funds, paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement.

For the year ended September 30, 2020, neither Fund had borrowings under this agreement.

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Notes to Financial Statements – continued

September 30, 2020

8.  Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Opportunities Fund	3	92.35%
Securitized Asset Fund	4	97.45%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,827,277	$135,298,503	5,368,732	$55,556,767
Issued in connection with the reinvestment of distributions	557,919	5,643,632	593,934	6,147,496
Redeemed	(6,262,810)	(63,706,576)	(2,346,806)	(24,360,847)

Increase from capital share transactions	8,122,386	$77,235,559	3,615,860	$37,343,416

	Securitized Asset Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	60,284,606	$590,577,942	32,004,897	$312,974,724
Issued in connection with the reinvestment of distributions	2,080,565	20,316,755	1,503,724	14,632,987
Redeemed	(33,407,601)	(325,523,746)	(27,921,888)	(271,724,679)

Increase from capital share transactions	28,957,570	$285,370,951	5,586,733	$55,883,032

57  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	0.46%

Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

59  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

61  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2020

Portfolio Review	1

Portfolio of Investments	14

Financial Statements	29

Notes to Financial Statements	36

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Brian P. Kennedy	Admin Class	LBFAX
Elaine M. Stokes	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the Fed Funds Rate to zero and reinstituting Quantitative Easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Securities Loan Facility), which is a funding backdrop for the ABS (asset-backed securities) market. It even established facilities never used before, such as the Corporate Credit Facilities, which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late-March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full, 12-month period.

High yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and accommodative fiscal and monetary policy. However, high yield issues trailed investment-grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, which weighed on the asset class’ return for the full period.

1  |

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Emerging market bonds also gained ground despite the slowdown in global growth. The asset class was boosted by the combination of investors’ thirst for yield and the pronounced weakness in the US dollar from April through August.

Portfolio Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Bond Fund returned -0.73% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 8.03%.

Explanation of Fund Performance

The past year has been defined by the widespread impact of the Covid-19 global pandemic. After an extremely turbulent first quarter of 2020, markets snapped back amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine. The majority of the Fund’s underperformance was generated in the first quarter of 2020. Performance has since improved as markets rebounded, though not enough to offset the earlier experienced losses. Security selection was the primary source of underperformance. The Fund’s shorter-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) also weighed on return as interest rates declined during the period. Exposure to high yield corporate credit had the largest negative impact on relative performance, driven by holdings in the energy sector; energy exposure within convertible securities lagged as well. An allocation to equities, particularly in communications and consumer cyclical names, detracted from returns. An allocation to non-US-dollar-denominated issues weighed on return, with holdings in the Mexican peso, Canadian dollar and Brazilian real as the main detractors. Additionally, an underweight to US Treasuries and holdings in cash reserves constrained performance.

Positive contributors to relative performance for the 12 months included underweight allocations to both investment grade and emerging market corporate credit.

Outlook

At this time of writing, which is the end of September 2020, economic and financial market conditions have continued to show encouraging signs of improvement, though the outlook remains uncertain. The Fed has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the

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LOOMIS SAYLES BOND FUND

package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data in the third quarter of 2020. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

We increased our credit exposure during the dislocation in the credit markets earlier this year. We have maintained our allocation to credit with the view that we have entered the credit repair phase of the credit cycle1, exiting from the downturn/recessionary phase. This phase of the cycle is typically characterized by balance sheet improvement, better liquidity conditions and tightening spread levels. We believe this phase could potentially provide attractive returns for fixed income investors.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market. The effects of the pandemic have created a need for many companies, across industries, to access capital for liquidity purposes and to potentially refinance debt, a credit positive. New issues generally come at a premium (higher yield than the existing debt of the issuer) to attract investors. Harvesting this new issue “premium” can potentially be an attractive and persistent source of excess return. Recently, there have been modest signs of slowing issuance, given market concerns and some risk aversion. New issuance can provide added liquidity and the ability to extend maturities. However, it can also increase the overall debt level of an issuer. While economic conditions have been improving, the recovery has been uneven and varies by sector. We are still monitoring the potential for fallen angels with expectations for more to possibly occur in specific areas, including consumer cyclical, lodging & leisure, retailers and restaurants. We think default rate risk and fallen angel activity will likely be more moderate than what was experienced in the spring of this year, and there is opportunity to add value in the credit sectors with good security selection.

As we approach the end of 2020, we believe our portfolios are well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

3 |

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These realized losses will impact some or all of a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses may impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2020), Fund officers believe that realized currency losses will have an impact on some of the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

See notes to charts on page 5.

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LOOMIS SAYLES BOND FUND

Average Annual Total Returns — September 30, 20202

					Expense Ratios[3]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Institutional Class (Inception 5/16/91)	-0.73%	4.00%	4.45%	—%	0.67%	0.67%

Retail Class (Inception 12/31/96)	-0.99	3.74	4.17	—	0.92	0.92

Admin Class (Inception 1/2/98)	-1.24	3.48	3.91	—	1.17	1.17
Class N (Inception 2/1/13)	-0.66	4.06	—	2.96	0.59	0.59

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	8.03	4.66	3.87	3.72

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,098.60	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

Retail Class
Actual	$1,000.00	$1,096.80	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65

Admin Class
Actual	$1,000.00	$1,094.90	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

Class N
Actual	$1,000.00	$1,098.20	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

*  Expenses are equal to the Fund’s annualized expense ratio: 0.67%, 0.92%, 1.17% and 0.60% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s advisory fee to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iii) the allocation of the Fund’s brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and expense differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly

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categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent Board and Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreement for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Fund. They also took into consideration increases in the services provided resulting from new regulatory requirements.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that measured the performance of the Fund on a risk adjusted basis.

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The Board noted that through December 31, 2019, the Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Bond Fund	39%	51%	79%

The Board noted that the Fund’s performance lagged that of the Fund’s category group median as determined by the independent third party for certain periods. The Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s shorter-term performance has been strong relative to its category. The Board also considered information about the Fund’s more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory and administrative services as well as the total expense level of the Fund. This information included comparisons (provided both by management and by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and that the current

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expenses are below the cap. They also considered the material terms of the Fund’s expense cap agreement. The Trustees further noted that the Fund’s total advisory fee rate was below the median of a peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fee and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above. The Trustees also considered that the Fund has benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of the Fund.

•	Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance

11 |

programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2021.

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LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Fund adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Fund to assess, manage and review its liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, the Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, the Fund’s portfolio investments are classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

The Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If the Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Bond Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Fund’s Program. During the period, the Fund held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Fund held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program the Fund approved by the Fund’s Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed the Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by the Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

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Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 84.1% of Net Assets

Non-Convertible Bonds – 78.8%

	ABS Other – 0.3%
$21,324,711	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)(c)	$11,728,591
20,724,545	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(d)(e)	6,980,856
9,318,741	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(d)(e)	1,066,716
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(d)(e)(f)	—
7,822,682	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(a)(b)(c)	6,711,157

		26,487,320

	Aerospace & Defense – 1.7%
260,000	Boeing Co. (The), 3.100%, 5/01/2026	259,361
560,000	Boeing Co. (The), 3.250%, 2/01/2035	526,382
3,715,000	Boeing Co. (The), 3.550%, 3/01/2038	3,384,138
45,000	Boeing Co. (The), 3.625%, 3/01/2048	39,546
2,050,000	Boeing Co. (The), 3.750%, 2/01/2050	1,870,646
1,200,000	Boeing Co. (The), 3.850%, 11/01/2048	1,099,595
7,515,000	Boeing Co. (The), 3.950%, 8/01/2059	6,803,053
26,680,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	24,745,700
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	834,262
11,844,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	8,738,148
10,075,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	7,641,283
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,850,223
10,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	12,023,431
10,821,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	13,437,626
328,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	407,314
6,995,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 2.015%, 2/15/2067, 144A(g)	4,863,344
9,030,000	TransDigm, Inc., 5.500%, 11/15/2027	8,678,281
25,941,000	TransDigm, Inc., 6.500%, 7/15/2024	25,876,147
400,000	TransDigm, Inc., 7.500%, 3/15/2027	415,324
29,130,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	31,678,875

		157,172,679

	Airlines – 1.4%
29,160,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	29,903,288
345,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	174,925
29,295,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	19,920,600
4,062,700	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	2,817,929

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$3,913,148	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	$2,489,441
18,745,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	18,088,925
284,489	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	272,601
2,027,265	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	1,969,792
41,995,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	43,727,294
5,005,001	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	4,909,313

		124,274,108

	Automotive – 2.7%
3,641,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	3,745,679
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	4,079,856
1,000,000	Dana, Inc., 5.625%, 6/15/2028	1,033,130
30,125,000	Ford Motor Co., 4.750%, 1/15/2043	27,275,928
2,440,000	Ford Motor Co., 5.291%, 12/08/2046	2,289,025
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,638,577
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,720,430
6,430,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	6,630,938
26,145,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	26,733,263
3,505,000	General Motors Co., 5.200%, 4/01/2045	3,775,463
3,170,000	General Motors Co., 6.250%, 10/02/2043	3,756,652
88,950,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	92,117,264
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	39,074,519
20,094,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	19,039,065
2,365,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	2,297,881
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,435,088

		241,642,758

	Banking – 5.7%
4,423,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	4,921,807
59,285,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	67,923,884
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(h)	24,080,723
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,714,256
4,045,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	4,298,167
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,166,414
27,405,000	Goldman Sachs Group, Inc. (The), Series MPLE, 3.550%, 2/12/2021, (CAD)	20,792,853
26,445,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	27,791,920

See accompanying notes to financial statements.

15 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$6,600,000	Morgan Stanley, 3.950%, 4/23/2027	$7,481,576
47,205,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	54,639,828
75,000,000	Morgan Stanley, GMTN, 5.000%, 9/30/2021, (AUD)	55,947,441
139,740,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	151,362,223
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	19,049,959
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	52,740,208
2,250,000	National Australia Bank Ltd., 5.000%, 3/11/2024, (AUD)	1,852,119
15,445,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	15,734,592

		518,497,970

	Brokerage – 1.2%
2,010,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	2,082,863
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	55,885,417
21,725,000	Jefferies Group LLC, 6.250%, 1/15/2036	26,923,170
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	27,342,432

		112,233,882

	Building Materials – 0.4%
7,794,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	7,891,425
4,835,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	4,927,107
4,057,000	Masco Corp., 6.500%, 8/15/2032	5,259,250
4,534,000	Masco Corp., 7.750%, 8/01/2029	6,397,208
650,000	Owens Corning, 4.400%, 1/30/2048	723,904
6,344,000	Owens Corning, 7.000%, 12/01/2036	8,457,276

		33,656,170

	Cable Satellite – 0.9%
24,710,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	26,099,938
9,330,000	DISH DBS Corp., 5.000%, 3/15/2023	9,516,600
8,654,000	DISH DBS Corp., 7.750%, 7/01/2026	9,513,861
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,723,979
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	666,651
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	12,774,796
17,637,000	Ziggo BV, 5.500%, 1/15/2027, 144A	18,474,758

		83,770,583

	Chemicals – 0.1%
9,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	9,537,297

	Construction Machinery – 0.4%
27,030,000	Toro Co. (The), 6.625%, 5/01/2037(a)(c)	33,296,598
3,280,000	United Rentals North America, Inc., 4.875%, 1/15/2028	3,444,000

		36,740,598

See accompanying notes to financial statements.

| 16

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Cyclical Services – 0.1%
$8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	$9,732,859

	Consumer Products – 0.2%
15,473,000	Avon Products, Inc., 8.950%, 3/15/2043	18,130,488
3,435,000	Whirlpool Corp., 4.600%, 5/15/2050	4,254,324

		22,384,812

	Diversified Manufacturing – 0.2%
8,950,000	General Electric Co., 4.500%, 3/11/2044	9,245,032
11,695,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 0.575%, 5/13/2024(g)	11,197,997
2,080,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(h)	1,657,268

		22,100,297

	Electric – 0.6%
36,874,233	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	44,812,881
1,230,000	Edison International, 4.950%, 4/15/2025	1,346,356
8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	10,351,633

		56,510,870

	Finance Companies – 5.6%
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 2.025%, 1/15/2067, 144A(a)(b)(e)(g)	994,938
15,585,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	15,760,443
27,210,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	28,696,116
42,435,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	45,611,883
445,000	Navient Corp., 5.000%, 3/15/2027	417,868
27,420,000	Navient Corp., 5.500%, 1/25/2023	27,594,254
5,365,000	Navient Corp., 5.875%, 10/25/2024	5,334,849
150,996(††)	Navient Corp., 6.000%, 12/15/2043	3,220,367
38,431,000	Navient Corp., 6.750%, 6/15/2026	38,334,922
58,523,000	Navient Corp., MTN, 5.625%, 8/01/2033	49,254,420
75,452,000	Navient Corp., MTN, 6.125%, 3/25/2024	76,017,890
2,950,000	Navient Corp., MTN, 7.250%, 1/25/2022	3,023,750
31,410,000	OneMain Finance Corp., 6.875%, 3/15/2025	34,854,892
10,145,000	OneMain Finance Corp., 7.125%, 3/15/2026	11,333,994
36,085,000	OneMain Finance Corp., 7.750%, 10/01/2021	37,742,204
77,845,000	OneMain Finance Corp., 8.250%, 10/01/2023	86,407,950
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	14,942,193
13,420,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	13,260,749
10,870,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	11,453,284

		504,256,966

See accompanying notes to financial statements.

17 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Financial Other – 0.6%
$14,125,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	$14,107,344
35,775,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	38,368,687

		52,476,031

	Food & Beverage – 0.3%
1,500,000	Fonterra Co-operative Group Ltd., MTN, 4.500%, 6/30/2021, (AUD)	1,104,660
23,500,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	24,112,645

		25,217,305

	Gaming – 0.2%
17,635,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	18,913,538

	Government Owned – No Guarantee – 0.1%
8,465,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	10,965,666

	Healthcare – 4.1%
3,000,000	CHS/Community Health Systems, Inc., 6.625%, 2/15/2025, 144A	2,902,500
5,175,000	HCA, Inc., 5.375%, 9/01/2026	5,716,150
27,204,000	HCA, Inc., 7.050%, 12/01/2027	31,760,670
27,545,000	HCA, Inc., 7.500%, 11/06/2033	36,634,850
45,324,000	HCA, Inc., 8.360%, 4/15/2024	53,369,010
6,944,000	HCA, Inc., MTN, 7.580%, 9/15/2025	8,280,720
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	15,868,650
46,555,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	46,987,962
64,945,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	63,159,012
54,975,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	57,723,750
49,062,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	48,080,760
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,100,781

		371,584,815

	Home Construction – 0.8%
8,225,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	8,821,312
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035	64,967,175

		73,788,487

	Independent Energy – 2.7%
6,177,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	5,990,531
24,372,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	24,006,420
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	3,676,455
1,835,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(a)(c)(i)	74,574
24,610,000	Chesapeake Energy Corp., 8.000%, 1/15/2025(a)(c)(i)	908,601
64,710,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(a)(c)(i)	2,183,963
19,891,000	Continental Resources, Inc., 3.800%, 6/01/2024	18,349,448
8,832,000	Continental Resources, Inc., 4.500%, 4/15/2023	8,416,896
418,000	Continental Resources, Inc., 5.000%, 9/15/2022	414,898
3,480,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	3,373,598

See accompanying notes to financial statements.

| 18

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$20,735,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A(a)(c)(i)	$3,524,950
10,098,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	9,391,140
27,050,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(a)(c)(i)	129,840
12,420,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(a)(c)(i)	59,616
4,700,000	Montage Resources Corp., 8.875%, 7/15/2023	4,776,375
2,770,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	1,989,442
49,025,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	45,225,562
30,495,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	31,409,850
93,333	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	91,000
7,215,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%, 2/15/2028, 144A	6,782,100
4,270,000	QEP Resources, Inc., 5.250%, 5/01/2023	3,106,425
190,000	Range Resources Corp., 4.875%, 5/15/2025	171,494
46,032,000	SM Energy Co., 10.000%, 1/15/2025, 144A	43,928,798
25,660,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	17,192,200
3,615,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	2,458,200
9,140,000	WPX Energy, Inc., 4.500%, 1/15/2030	8,985,854

		246,618,230

	Life Insurance – 3.6%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,658,924
67,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(h)	92,214,975
7,878,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	7,581,766
20,335,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	23,681,432
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,482,734
2,030,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	3,071,350
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	16,547,216
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	74,906,881
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(a)(c)	61,991,762
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(a)(c)	17,039,092
2,500,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	2,748,550

		321,924,682

	Local Authorities – 0.8%
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	72,685,351
1,507,000	Ontario Hydro, 6.042%, 11/27/2020, (CAD)(j)	1,131,243

		73,816,594

	Media Entertainment – 0.6%
164,410,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	5,553,350
6,440,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	6,343,400
33,670,000	ViacomCBS, Inc., 4.950%, 5/19/2050	39,506,934

		51,403,684

See accompanying notes to financial statements.

19 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 1.3%
$35,180,000	ArcelorMittal S.A., 7.000%, 3/01/2041	$43,447,300
3,635,000	ArcelorMittal S.A., 7.250%, 10/15/2039	4,587,919
3,950,000	Barrick Gold Corp., Series A, 5.800%, 11/15/2034	4,955,324
5,370,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	7,819,436
12,096,000	Commercial Metals Co., 5.375%, 7/15/2027	12,757,651
5,000,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,818,750
16,650,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	16,664,985
1,445,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,429,264
2,570,000	Kaiser Aluminum Corp., 6.500%, 5/01/2025, 144A	2,649,130
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	8,985,769
11,640,000	United States Steel Corp., 6.650%, 6/01/2037	7,158,600

		115,274,128

	Midstream – 0.9%
755,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	736,540
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	8,672,434
7,325,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	7,793,606
1,455,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,531,286
19,580,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	20,470,890
17,922,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	10,663,590
11,555,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	7,698,519
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	260,945
16,100,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(a)(c)(h)(i)	2,033,913
18,753,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	19,454,055

		79,315,778

	Mortgage Related – 0.0%
20,357	FHLMC, 5.000%, 12/01/2031	22,333

	Oil Field Services – 0.6%
13,165,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A(i)	3,201,070
2,710,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,070,450
23,959,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	21,383,407
4,030,000	Transocean, Inc., 7.500%, 4/15/2031	544,050
67,054,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	27,505,551
15,500,000	Valaris PLC, 7.750%, 2/01/2026(a)(c)(i)	785,385

		54,489,913

	Packaging – 0.2%
12,925,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	13,999,391

See accompanying notes to financial statements.

| 20

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – 1.6%
$38,882,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	$58,129,797
9,625,000	International Paper Co., 8.700%, 6/15/2038	14,849,101
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	11,659,274
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030	35,421,746
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,205,368
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	20,461,926

		145,727,212

	Property & Casualty Insurance – 0.9%
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.535%, 1/15/2033, 144A(f)(g)	4,894,750
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.535%, 1/15/2033(f)(g)	28,000
2,300,000	MGIC Investment Corp., 5.250%, 8/15/2028	2,372,278
28,955,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	31,019,228
4,810,000	Radian Group, Inc., 4.500%, 10/01/2024	4,774,887
2,825,000	Radian Group, Inc., 4.875%, 3/15/2027	2,825,000
33,290,000	Radian Group, Inc., 6.625%, 3/15/2025	35,120,950

		81,035,093

	REITs – Diversified – 0.0%
1,020,000	iStar, Inc., 4.750%, 10/01/2024	986,850

	REITs – Hotels – 0.2%
821,000	Service Properties Trust, 3.950%, 1/15/2028	681,430
8,807,000	Service Properties Trust, 4.350%, 10/01/2024	7,970,335
2,507,000	Service Properties Trust, 4.500%, 6/15/2023	2,458,565
1,400,000	Service Properties Trust, 4.650%, 3/15/2024	1,302,000
1,146,000	Service Properties Trust, 4.750%, 10/01/2026	1,019,160
4,085,000	Service Properties Trust, 4.950%, 2/15/2027	3,635,650

		17,067,140

	Retailers – 0.5%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,801,306
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,533,415
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,298,600
1,795,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	1,893,725
36,970,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(a)(c)(i)	176,717
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097(a)(c)(i)	22,109
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,830,208
13,820,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	14,441,900

		40,997,980

See accompanying notes to financial statements.

21 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – 0.2%
$11,988,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	$12,366,221
2,705,000	Safeway, Inc., 7.250%, 2/01/2031	3,043,125

		15,409,346

	Technology – 1.5%
49,820,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	50,691,850
35,206,000	KLA Corp., 4.650%, 11/01/2024	40,202,083
12,970,000	KLA Corp., 5.650%, 11/01/2034	17,328,940
5,205,000	Micron Technology, Inc., 4.975%, 2/06/2026	6,033,875
2,024,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,504,639
9,561,000	Seagate HDD Cayman, 4.091%, 6/01/2029, 144A	10,394,624
8,816,000	Seagate HDD Cayman, 4.875%, 6/01/2027	9,875,639

		137,031,650

	Transportation Services – 0.6%
1,215,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	1,095,857
20,994,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(a)(c)	17,431,948
31,370,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	35,339,204

		53,867,009

	Treasuries – 29.8%
8,600,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	39,817,127
4,579,595(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	23,349,794
39,547,655(†††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	196,197,434
10,160,320(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	51,074,316
3,288,446(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	17,584,631
113,749(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	611,368
34,470,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	185,266,409
128,565,000	New Zealand Government Bond, Series 0521, 6.000%, 5/15/2021, (NZD)	88,108,924
764,599,000	Norway Government Bond, Series 474, 3.750%, 5/25/2021, 144A, (NOK)	83,960,094
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	49,521,192
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	20,404,680
848,230,000	U.S. Treasury Bond, 1.250%, 5/15/2050	806,348,644
421,670,000	U.S. Treasury Bond, 1.375%, 8/15/2050	413,829,573
55,870,000	U.S. Treasury Bond, 2.000%, 2/15/2050	63,386,261
203,945,000	U.S. Treasury Bond, 3.000%, 8/15/2048	278,615,956
91,840,000	U.S. Treasury Note, 1.500%, 10/31/2021	93,196,074
279,500,000	U.S. Treasury Note, 1.500%, 11/30/2021	283,889,022

		2,695,161,499

See accompanying notes to financial statements.

| 22

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – 0.2%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$12,916,804
143,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,762,575

		19,679,379

	Wirelines – 5.0%
25,684,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	25,230,665
137,303,000	AT&T, Inc., 4.300%, 2/15/2030	162,749,401
13,480,000	AT&T, Inc., 4.500%, 3/09/2048	15,469,847
10,946,000	Bell Canada, Inc., MTN, 6.100%, 3/16/2035, 144A, (CAD)	11,115,918
5,790,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,841,223
3,695,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, 144A, (CAD)	3,974,827
1,875,000	CenturyLink, Inc., 5.625%, 4/01/2025	2,003,180
1,700,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	1,744,625
11,795,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	12,930,269
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,896,795
3,036,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	3,206,775
8,990,000	Qwest Corp., 7.250%, 9/15/2025	10,326,213
49,543,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	57,469,880
23,485,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	27,947,150
13,590,000	Telefonica Emisiones S.A., EMTN, 5.375%, 2/02/2026, (GBP)	21,260,920
71,128,000	Verizon Communications, Inc., 4.329%, 9/21/2028	86,349,392

		451,517,080

	Total Non-Convertible Bonds (Identified Cost $7,534,349,939)	7,127,289,982

Convertible Bonds – 3.8%

	Cable Satellite – 2.4%
48,505,000	DISH Network Corp., 2.375%, 3/15/2024	43,652,064
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	169,613,629

		213,265,693

	Energy – 0.0%
92,990,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(a)(c)(i)	3,115,165

	Pharmaceuticals – 0.1%
4,102,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	4,304,446
1,263,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	1,235,203

		5,539,649

	REITs – Diversified – 0.2%
18,765,000	iStar, Inc., 3.125%, 9/15/2022	19,957,649

	Technology – 1.1%
13,345,000	Booking Holdings, Inc., 0.900%, 9/15/2021	14,200,476
1,000,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	980,000

See accompanying notes to financial statements.

23 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$26,148,000	Nuance Communications, Inc., 1.000%, 12/15/2035	$38,239,881
14,263,000	Nuance Communications, Inc., 1.250%, 4/01/2025	25,402,831
1,363,000	Nuance Communications, Inc., 1.500%, 11/01/2035	2,240,387
23,950,000	Western Digital Corp., 1.500%, 2/01/2024	22,738,029

		103,801,604

	Total Convertible Bonds (Identified Cost $408,819,589)	345,679,760

Municipals – 1.5%

	Illinois – 0.3%
25,725,000	State of Illinois, 5.100%, 6/01/2033	25,997,428

	Michigan – 0.1%
12,215,000	Michigan Tobacco Settlement Finance Authority, Series A, 7.309%, 6/01/2034	12,475,179

	Virginia – 1.1%
94,480,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	97,515,642

	Total Municipals (Identified Cost $126,873,890)	135,988,249

	Total Bonds and Notes (Identified Cost $8,070,043,418)	7,608,957,991

Senior Loans – 0.0%

	Technology – 0.0%
7,048,927	IQOR U.S., Inc., 2nd Lien Term Loan, Zero Coupon, 4/01/2022(a)(c)(i) (Identified Cost $6,931,282)	148,028

Shares

Common Stocks – 10.9%

	Automobiles – 1.6%
21,480,222	Ford Motor Co.	143,058,278

	Chemicals – 0.1%
733,495	Hexion Holdings Corp., Class B(f)	7,289,473

	Diversified Telecommunication Services – 3.5%
11,115,698	AT&T, Inc.	316,908,550

	Electronic Equipment, Instruments & Components – 1.5%
4,304,382	Corning, Inc.	139,505,021

See accompanying notes to financial statements.

| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 0.0%
1,740,413	Clear Channel Outdoor Holdings, Inc.(f)	$1,740,413
83,772	iHeartMedia, Inc., Class A(f)	680,229

		2,420,642

	Oil, Gas & Consumable Fuels – 0.3%
93,585	Battalion Oil Corp.(f)	739,321
5,167	Chesapeake Energy Corp.(f)	21,030
2,354	Frontera Energy Corp.	3,766
209,391	Paragon Offshore Ltd., Litigation Units, Class A(a)(b)(d)(e)(f)	—
299,302	Paragon Offshore Ltd., Litigation Units, Class B(d)(f)	1,496,510
2,021	Southcross Holdings Group LLC(d)(f)	—
2,021	Southcross Holdings LP, Class A(a)(b)(d)(e)(f)	133,992
1,271,624	Whiting Petroleum Corp.(f)	21,986,372

		24,380,991

	Pharmaceuticals – 3.9%
5,822,378	Bristol-Myers Squibb Co.	351,031,170

	Total Common Stocks (Identified Cost $1,121,773,989)	984,594,125

Preferred Stocks – 0.6%

Convertible Preferred Stocks – 0.4%

	Banking – 0.2%
11,443	Bank of America Corp., Series L, 7.250%	17,027,184

	Communications – 0.0%
4,982	Cincinnati Bell, Inc., Series B, 6.750%	241,627

	Energy – 0.0%
257,387	Chesapeake Energy Corp., 4.500%(a)(b)(e)(f)	—
503,052	Chesapeake Energy Corp., 5.000%(a)(b)(e)(f)	—
50,481	Chesapeake Energy Corp., 5.750%(a)(b)(e)(f)	—
3,044	Chesapeake Energy Corp., 5.750%(a)(b)(e)(f)	—
39,322	Chesapeake Energy Corp., 5.750%, 144A(a)(b)(e)(f)	—
16,454	Chesapeake Energy Corp., 5.750%, 144A(a)(b)(e)(f)	—

		—

	Midstream – 0.2%
433,942	El Paso Energy Capital Trust I, 4.750%	20,295,467

	Total Convertible Preferred Stocks (Identified Cost $174,382,772)	37,564,278

Non-Convertible Preferred Stocks – 0.2%

	Electric – 0.0%
2,925	Connecticut Light & Power Co. (The), Series 1947, 1.900%	139,084

See accompanying notes to financial statements.

25 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Non-Convertible Preferred Stocks – continued

	Finance Companies – 0.0%
16,004	iStar, Inc., Series G, 7.650%	$390,177

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(f)	375,356

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,897,500

	REITs – Warehouse/Industrials – 0.2%
169,007	Prologis, Inc., Series Q, 8.540%	13,292,401

	Total Non-Convertible Preferred Stocks (Identified Cost $11,111,452)	17,094,518

	Total Preferred Stocks (Identified Cost $185,494,224)	54,658,796

Closed-End Investment Companies – 0.0%
170,002	NexPoint Strategic Opportunities Fund (Identified Cost $9,807,937)	1,472,217

Warrants – 0.1%
629,465	iHeartMedia, Inc., Expiration on 5/1/2039(f)	4,957,037
2,721,374	SM Energy Co., Expiration on 6/30/2023(a)(b)(e)(f)	8,436

	Total Warrants (Identified Cost $15,358,279)	4,965,473

Principal Amount (‡)

Short-Term Investments – 3.4%

16,704,156,763	Central Bank of Iceland, 0.000%, (ISK)(g)(k)	120,742,757

65,236,287	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, 9/30/2020 at 0.000% to be repurchased at $65,236,287 on 10/01/2020 collateralized by $66,546,300 U.S. Treasury Notes, 0.250% due 9/30/2025 valued at $66,541,109 including accrued interest (Note 2 of Notes to Financial Statements)	65,236,287

125,000,000	U.S. Treasury Bills, 0.096%, 11/27/2020(l)	124,981,198

	Total Short-Term Investments (Identified Cost $326,178,192)	310,960,242

	Total Investments – 99.1% (Identified Cost $9,735,587,321)	8,965,756,872

	Other assets less liabilities—0.9%	81,638,622

	Net Assets – 100.0%	$9,047,395,494

See accompanying notes to financial statements.

| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(††)	Amount shown represents units. One unit represents a principal amount of 25.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Illiquid security. (Unaudited)

(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $161,362,009 or 1.8% of net assets. See Note 2 of Notes to Financial Statements.

(d)	Securities subject to restriction on resale. At September 30, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	$20,724,545	$6,980,856	0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	9,318,741	1,066,716	Less than 0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	25,395,339	—	—

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	1,451,033	—	—

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	28,157,326	1,496,510	Less than 0.1%

Southcross Holdings Group LLC	4/29/2016	—	—	—

Southcross Holdings LP, Class A	4/29/2016	2,950,992	133,992	Less than 0.1%

(e)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $9,184,938 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(f)	Non-income producing security.

(g)	Variable rate security. Rate as of September 30, 2020 is disclosed.

(h)	Perpetual bond with no specified maturity date.

(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(k)	Security callable by issuer at any time. No specified maturity date.

(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $1,515,661,014 or 16.8% of net assets.

ABS	Asset-Backed Securities

EMTN	Euro Medium Term Note

FHLMC	Federal Home Loan Mortgage Corp.

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

REITs	Real Estate Investment Trusts

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

GBP	British Pound

ISK	Icelandic Krona

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

See accompanying notes to financial statements.

27 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2020

Treasuries	29.8%
Banking	5.9
Finance Companies	5.6
Wirelines	5.0
Healthcare	4.1
Pharmaceuticals	4.0
Life Insurance	3.6
Diversified Telecommunication Services	3.5
Cable Satellite	3.3
Independent Energy	2.7
Automotive	2.7
Technology	2.6
Other Investments, less than 2% each	22.9
Short-Term Investments	3.4
Closed-End Investment Companies	0.0 *

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

* Less than 0.1%

Currency Exposure Summary at September 30, 2020

United States Dollar	86.2%
Mexican Peso	6.1
Other, less than 2% each	6.8

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

| 28

Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments at cost	$9,735,587,321
Net unrealized depreciation	(769,830,449)

Investments at value	8,965,756,872
Cash	353,430
Foreign currency at value (identified cost $1,336,407)	1,342,969
Receivable for Fund shares sold	7,577,328
Dividends and interest receivable	88,777,864
Prepaid expenses (Note 7)	1,197

TOTAL ASSETS	9,063,809,660

LIABILITIES
Payable for Fund shares redeemed	9,450,994
Management fees payable (Note 5)	3,908,671
Deferred Trustees’ fees (Note 5)	2,218,249
Administrative fees payable (Note 5)	329,587
Payable to distributor (Note 5d)	74,266
Other accounts payable and accrued expenses	432,399

TOTAL LIABILITIES	16,414,166

NET ASSETS	$9,047,395,494

NET ASSETS CONSIST OF:
Paid-in capital	$10,039,331,824
Accumulated loss	(991,936,330)

NET ASSETS	$9,047,395,494

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$6,668,480,946

Shares of beneficial interest	509,077,501

Net asset value, offering and redemption price per share	$13.10

Retail Class:
Net assets	$1,474,316,035

Shares of beneficial interest	113,176,028

Net asset value, offering and redemption price per share	$13.03

Admin Class shares:
Net assets	$51,039,592

Shares of beneficial interest	3,934,419

Net asset value, offering and redemption price per share	$12.97

Class N shares:
Net assets	$853,558,921

Shares of beneficial interest	65,242,402

Net asset value, offering and redemption price per share	$13.08

See accompanying notes to financial statements.

29 |

Statement of Operations

For the Year Ended September 30, 2020

INVESTMENT INCOME
Interest from unaffiliated investments	$367,682,907
Interest from affiliated investments (Note 5)	293,904
Dividends	52,213,085
Less net foreign taxes withheld	(87,681)

420,102,215

Expenses
Management fees (Note 5)	51,666,632
Service and distribution fees (Note 5)	4,690,456
Administrative fees (Note 5)	4,299,300
Trustees’ fees and expenses (Note 5)	627,157
Transfer agent fees and expenses (Notes 5 and 6)	6,820,982
Audit and tax services fees	64,256
Custodian fees and expenses	478,242
Legal fees (Note 7)	241,946
Registration fees	199,834
Shareholder reporting expenses	350,707
Miscellaneous expenses (Note 7)	284,950

Total expenses	69,724,462
Less waiver and/or expense reimbursement (Note 5)	(319,980)

Net expenses	69,404,482

Net investment income	350,697,733

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Unaffiliated investments	(115,264,136)
Affiliated investments (Note 5)	(16,997,878)
Foreign currency transactions (Note 2c)	(2,467,204)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(336,314,465)
Affiliated investments (Note 5)	12,188,974
Foreign currency translations (Note 2c)	657,173

Net realized and unrealized loss on investments and foreign currency transactions	(458,197,536)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(107,499,803)

See accompanying notes to financial statements.

| 30

Statement of Changes in Net Assets

	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$350,697,733	$448,515,423
Net realized gain (loss) on investments and foreign currency transactions	(134,729,218)	24,576,670
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(323,468,318)	7,816,158

Net increase (decrease) in net assets resulting from operations	(107,499,803)	480,908,251

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(254,323,638)	(334,548,005)
Retail Class	(57,798,889)	(81,827,929)
Admin Class	(2,055,462)	(3,617,633)
Class N	(27,248,637)	(18,399,820)

Total distributions	(341,426,626)	(438,393,387)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,148,728,878)	(1,508,711,343)

Net decrease in net assets	(1,597,655,307)	(1,466,196,479)
NET ASSETS
Beginning of the year	10,645,050,801	12,111,247,280

End of the year	$9,047,395,494	$10,645,050,801

See accompanying notes to financial statements.

31 |

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.66	$13.57	$14.28	$14.04	$13.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.55	0.49	0.53	0.56
Net realized and unrealized gain (loss)	(0.57)	0.08	(0.37)	0.28	0.62

Total from Investment Operations	(0.09)	0.63	0.12	0.81	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.50)	(0.54)	(0.43)	(0.29)
Net realized capital gains	(0.02)	(0.04)	(0.29)	(0.14)	(0.50)

Total Distributions	(0.47)	(0.54)	(0.83)	(0.57)	(0.79)

Net asset value, end of the period	$13.10	$13.66	$13.57	$14.28	$14.04

Total return	(0.73)%	4.88%	0.97%	5.99%	9.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,668,481	$8,071,961	$9,025,850	$9,785,854	$10,045,427
Net expenses	0.67%	0.67%	0.66%	0.66%	0.66%
Gross expenses	0.67%	0.67%	0.66%	0.66%	0.66%
Net investment income	3.65%	4.12%	3.59%	3.80%	4.21%
Portfolio turnover rate	25%	17%	7%	9%	13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 32

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.59	$13.49		$14.21	$13.97	$13.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.52		0.46	0.50	0.53
Net realized and unrealized gain (loss)	(0.57)	0.08		(0.38)	0.28	0.61

Total from Investment Operations	(0.12)	0.60		0.08	0.78	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.46)		(0.51)	(0.40)	(0.26)
Net realized capital gains	(0.02)	(0.04)		(0.29)	(0.14)	(0.50)

Total Distributions	(0.44)	(0.50)		(0.80)	(0.54)	(0.76)

Net asset value, end of the period	$13.03	$13.59		$13.49	$14.21	$13.97

Total return	(0.99)%	4.72	%(b)	0.64%	5.75%	8.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,474,316	$2,019,828		$2,520,105	$3,496,126	$4,495,997
Net expenses	0.92%	0.91	%(c)	0.91%	0.91%	0.91%
Gross expenses	0.92%	0.92%		0.91%	0.91%	0.91%
Net investment income	3.41%	3.88%		3.33%	3.56%	3.97%
Portfolio turnover rate	25%	17%		7%	9%	13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

33 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.53	$13.44		$14.16	$13.92	$13.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.48		0.42	0.46	0.49
Net realized and unrealized gain (loss)	(0.58)	0.08		(0.38)	0.28	0.62

Total from Investment Operations	(0.16)	0.56		0.04	0.74	1.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.43)		(0.47)	(0.36)	(0.23)
Net realized capital gains	(0.02)	(0.04)		(0.29)	(0.14)	(0.50)

Total Distributions	(0.40)	(0.47)		(0.76)	(0.50)	(0.73)

Net asset value, end of the period	$12.97	$13.53		$13.44	$14.16	$13.92

Total return	(1.24)%	4.40	%(b)	0.38%	5.51%	8.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$51,040	$84,028		$121,683	$170,436	$185,902
Net expenses	1.17%	1.16	%(c)	1.16%	1.16%	1.16%
Gross expenses	1.17%	1.17%		1.16%	1.16%	1.16%
Net investment income	3.19%	3.63%		3.08%	3.31%	3.72%
Portfolio turnover rate	25%	17%		7%	9%	13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

| 34

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.64	$13.55	$14.27	$14.02	$13.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.56	0.50	0.54	0.57
Net realized and unrealized gain (loss)	(0.56)	0.08	(0.38)	0.29	0.61

Total from Investment Operations	(0.08)	0.64	0.12	0.83	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.51)	(0.55)	(0.44)	(0.30)
Net realized capital gains	(0.02)	(0.04)	(0.29)	(0.14)	(0.50)

Total Distributions	(0.48)	(0.55)	(0.84)	(0.58)	(0.80)

Net asset value, end of the period	$13.08	$13.64	$13.55	$14.27	$14.02

Total return	(0.66)%	4.97%	0.97%	6.14%	9.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$853,559	$469,234	$443,609	$224,074	$113,335
Net expenses	0.60%	0.59%	0.59%	0.59%	0.58%
Gross expenses	0.60%	0.59%	0.59%	0.59%	0.58%
Net investment income	3.65%	4.20%	3.68%	3.83%	4.28%
Portfolio turnover rate	25%	17%	7%	9%	13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

35 |

Notes to Financial Statements

September 30, 2020

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

Effective July 15, 2020, the Fund’s investment strategies were revised to allow the Fund to invest up to 20% of its assets in common stocks, from 10% previously.

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements.

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Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use

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modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2020, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$161,362,009	1.8%	$9,184,938	0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal

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period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2020, the amount of income available to be distributed by the Fund has been reduced by $51,566,142 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  When-Issued and Delayed Delivery Transactions. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

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Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Fund as of September 30, 2020.

e.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes

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of items such as foreign currency gains and losses, defaulted and/or non-income producing securities, deferred Trustees’ fees, partnership basis adjustments, premium amortization, convertible bonds, contingent payment debt instruments, corporate actions, distribution re-designations, return of capital distributions received, capital gain distributions received, trust preferred securities and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, partnership basis adjustments, corporate actions, paydown gains and losses, capital gain distributions received, foreign currency gains and losses and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

2020 Distributions Paid From:			2019 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$329,048,727	$12,377,899	$341,426,626	$402,223,224	$36,170,163	$438,393,387

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statement of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,616,635

Capital loss carryforward:
Long-term:
No expiration date	(110,979,143)

Unrealized depreciation	(869,873,008)

Total accumulated losses	$(964,235,516)

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As of September 30, 2020, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

Unrealized appreciation (depreciation)
Investments	$(257,328,024)
Foreign currency translations	(612,544,984)

Total unrealized depreciation	$(869,873,008)

As of September 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$9,835,692,510

Gross tax appreciation	$851,122,461
Gross tax depreciation	(1,721,058,099)

Net tax depreciation	$(869,935,638)

The difference between these amounts and those reported in the preceding table are primarily attributable to foreign currency mark-to-market.

g.  Senior Loans. The Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

h.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2020, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of

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the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2020, the Fund did not loan securities under this agreement.

j.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

k.  New Accounting Pronouncement. In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of

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transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Fund’s annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$26,487,320	(b)(c)	$26,487,320
Finance Companies	3,220,367	500,041,661	994,938	(d)	504,256,966
All Other Non-Convertible Bonds(a)	—	6,596,545,696	—		6,596,545,696

Total Non-Convertible Bonds	3,220,367	7,096,587,357	27,482,258		7,127,289,982

Convertible Bonds(a)	—	345,679,760	—		345,679,760
Municipals(a)	—	135,988,249	—		135,988,249

Total Bonds and Notes	3,220,367	7,578,255,366	27,482,258		7,608,957,991

Senior Loans(a)	—	148,028	—		148,028
Common Stocks
Chemicals	—	7,289,473	—		7,289,473
Oil, Gas & Consumable Fuels	22,750,489	1,496,510	133,992	(c)(d)	24,380,991
All Other Common Stocks(a)	952,923,661	—	—		952,923,661

Total Common Stocks	975,674,150	8,785,983	133,992		984,594,125

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
All Other Convertible Preferred Stocks(a)	37,564,278	—	—		37,564,278

Total Convertible Preferred Stocks	37,564,278	—	—		37,564,278

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Notes to Financial Statements – continued

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Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Non-Convertible Preferred Stocks
Electric	$—	$139,084	$—		$139,084
REITs - Office Property	—	2,897,500	—		2,897,500
REITs - Warehouse/Industrials	—	13,292,401	—		13,292,401
All Other Non-Convertible Preferred Stocks(a)	765,533	—	—		765,533

Total Non-Convertible Preferred Stocks	765,533	16,328,985	—		17,094,518

Total Preferred Stocks	38,329,811	16,328,985	—		54,658,796

Closed-End Investment Companies	1,472,217	—	—		1,472,217
Warrants	—	4,957,037	8,436	(d)	4,965,473
Short-Term Investments	—	310,960,242	—		310,960,242

Total	$1,018,696,545	$7,919,435,641	$27,624,686		$8,965,756,872

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($18,439,748) or fair valued by the Fund’s adviser using a broker-dealer bid price provided by a single market maker ($8,047,572).

(c) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Bonds and Notes
Non-Convertible Bonds
ABS Other	$43,042,193	(a)	$—	$2,627	$(23,781,906)
Finance Companies	1,511,802		1,531	—	(518,395)
Independent Energy	4,515,000	(a)	293,905	(13,207,484)	8,398,579
Common Stocks
Oil, Gas & Consumable Fuels	2,094	(a)	—	(3,790,394)	3,012,842
Preferred Stocks
Convertible Preferred Stocks
Energy	38,285,284		—	—	(68,453,458)
Warrants	—		—	—	(73,477)

Total	$87,356,373		$295,436	$(16,995,251)	$(81,415,815)

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Asset Valuation Inputs – continued

Investments in Securities – continued	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3
Bonds and Notes – continued
Non-Convertible Bonds
ABS Other	$1,688,655	$(4,545,799)	$10,081,550	$—
Finance Companies	—	—	—	—
Independent Energy	—	—	—	—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	909,450	—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	30,168,174	—
Warrants	81,913	—	—	—

Total	$1,770,568	$(4,545,799)	$41,159,174	$—

Investments in Securities – continued	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes – continued
Non-Convertible Bonds
ABS Other	$26,487,320	(a)	$(23,713,764)
Finance Companies	994,938		(518,395)
Independent Energy	—		—
Common Stocks
Oil, Gas & Consumable Fuels	133,992	(a)	(777,552)
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	(68,453,458)
Warrants	8,436		(73,477)

Total	$27,624,686		$(93,536,646)

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 Inputs.

A debt security valued at $10,081,550 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

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Notes to Financial Statements – continued

September 30, 2020

A common stock valued at $909,450 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the security.

A preferred stock valued at $11,052,198 was transferred from Level 1 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued at the closing bid quotation in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A preferred stock valued at $19,115,976 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Purchases and Sales of Securities. For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $857,396,619 and $1,430,390,190, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $2,303,373,151 and $651,775,547, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.   Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of

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Notes to Financial Statements – continued

September 30, 2020

acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2021, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.67%	0.92%	1.17%	0.62%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees for the Fund were $51,666,632 (effective rate of 0.53% of average daily net assets).

For the year ended September 30, 2020, class-specific expenses have been reimbursed as follows:

Reimbursement[1]
Institutional Class	Retail Class	Admin Class	Class N	Total
$261,545	$56,914	$1,521	$ —	$319,980

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2021.

Amounts represent less than 0.01% of net assets for each share class.

No expenses were recovered during the year ended September 30, 2020 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”) which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

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Notes to Financial Statements – continued

September 30, 2020

Under the Retail Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2020, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$165,025	$4,360,406	$165,025

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements – continued

September 30, 2020

For the year ended September 30, 2020, the administrative fees were as follows:

Administrative Fees
$4,299,300

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $6,480,617.

As of September 30, 2020, the Fund owes Natixis Distribution $74,266 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting

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Notes to Financial Statements – continued

September 30, 2020

that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of September 30, 2020, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.36% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

g.  Affiliated Transactions. As a result of a business restructuring, the Fund received common shares of Bellatrix Exploration Ltd. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company was considered to be an

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Notes to Financial Statements – continued

September 30, 2020

affiliate at September 30, 2019. These securities were written-off as worthless during the year ended September 30, 2020. A summary of affiliated transactions for the year ended September 30, 2020, is as follows:

	Beginning Value	Purchase Cost	Sales Proceeds	Accrued Discounts (Premiums)
Bellatrix Exploration Ltd., 8.500%	$4,515,000	$—	$—	$21,266
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	—	—	—	272,638
Bellatrix Exploration Ltd.	—	—	—	—

	$4,515,000	$—	$—	$293,904

	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Bellatrix Exploration Ltd., 8.500%	$(7,405,404)	$2,869,138	$—	$—
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	(5,802,080)	5,529,442	—	—
Bellatrix Exploration Ltd.	(3,790,394)	3,790,394	—	—

	$(16,997,878)	$12,188,974	$—	$—

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$5,434,098	$1,320,121	$49,981	$16,782

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are

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Notes to Financial Statements – continued

September 30, 2020

being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

For the year ended September 30, 2020, the Fund had no borrowings under this agreement.

8.  Risk. The Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	120,708,487	$1,570,749,463	114,880,589	$1,536,762,571
Issued in connection with the reinvestment of distributions	17,523,667	232,268,672	22,980,553	307,097,798
Redeemed	(220,002,206)	(2,875,026,445)	(212,391,166)	(2,831,530,285)

Net change	(81,770,052)	$(1,072,008,310)	(74,530,024)	$(987,669,916)

Retail Class
Issued from the sale of shares	14,844,566	$195,224,157	15,929,615	$212,676,780
Issued in connection with the reinvestment of distributions	4,247,554	56,079,112	6,000,286	79,721,992
Redeemed	(54,570,868)	(707,245,691)	(60,037,841)	(797,894,770)

Net change	(35,478,748)	$(455,942,422)	(38,107,940)	$(505,495,998)

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Notes to Financial Statements – continued

September 30, 2020

9.  Capital Shares – continued

	Year Ended September 30, 2020		Year Ended September 30, 2019

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	988,190	$12,986,806	1,157,656	$15,385,127
Issued in connection with the reinvestment of distributions	153,962	2,026,396	264,817	3,500,482
Redeemed	(3,417,499)	(43,720,128)	(4,266,412)	(56,394,526)

Net change	(2,275,347)	$(28,706,926)	(2,843,939)	$(37,508,917)

Class N
Issued from the sale of shares	44,607,296	$587,746,459	10,314,319	$138,677,808
Issued in connection with the reinvestment of distributions	2,000,372	26,407,717	1,364,601	18,225,344
Redeemed	(15,755,871)	(206,225,396)	(10,030,579)	(134,939,664)

Net change	30,851,797	$407,928,780	1,648,341	$21,963,488

Decrease from capital share transactions	(88,672,350)	$(1,148,728,878)	(113,833,562)	$(1,508,711,343)

55 |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Bond Fund (one of the funds constituting Loomis Sayles Funds I, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2020, 15.10% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $12,377,899 as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

57 |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

September 30, 2020

Loomis Sayles Credit Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES CREDIT INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LOCAX

Elaine M. Stokes	Class C LOCCX

Brain P. Kennedy	Class N LOCNX

Class Y LOCYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing sell-off, while demand for lower-risk investments surged. Markets snapped back after the first quarter of 2020 amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine.

Performance Results

The Loomis Sayles Credit Income Fund was launched on September 29, 2020. For the period ending September 30, 2020, Class Y shares of the Fund returned -0.30% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Credit Index, which returned -0.19%.

Explanation of Fund Performance

The trading costs to launch and transition the portfolio from cash to full investment were the largest detractor from Fund performance. Allocation to cash detracted from performance. Due to the newness of the Fund, cash levels were higher than we would typically expect.

The Fund’s allocations to investment grade and high yield corporate credit were the main contributors to performance, aided by exposure to the consumer non-cyclical sector.

Outlook

While economic and financial market conditions have continued to show encouraging signs of improvement, the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among

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investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market.

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LOOMIS SAYLES CREDIT INCOME FUND

Total Returns — September 30, 20203

		Expense Ratios[4]
	Life of Fund	Gross	Net

Class Y (Inception 9/29/20)
NAV	-0.30%	1.11%	0.57%

Class A (Inception 9/29/20)
NAV	-0.30	1.36	0.82
With 4.25% Maximum Sales Charge	-4.50

Class C (Inception 9/29/20)
NAV	-0.30	2.11	1.57
With CDSC[1]	-1.30

Class N (Inception 9/29/20)
NAV	-0.30	1.42	0.52

Comparative Performance
Bloomberg Barclays U.S. Credit Index[2]	-0.19

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and U.S. Aggregate Index. Indexes are unmanaged. It is not possible to invest directly in an index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Class Y LSDIX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility over the 12-month period, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. The Fed also revived lending facilities last used in 2008, such as the TALF, which is a funding backstop for the asset-backed securities (ABS) market. The central bank even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year Treasury note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed income market for the full 12-month period.

Securitized assets, including ABS, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), lagged Treasuries and investment grade corporates, but nonetheless posted a solid total return as they rallied in the second half of the period.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Performance Results

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned 7.33% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 6.32%.

Explanation of Fund Performance

The Fund’s positioning to risk assets like corporate bonds and underweight US Treasuries proved beneficial to performance relative to the benchmark as the sector underperformed risk assets during the period.

Corporate bond exposure and selection within the asset class was a large positive contributor to relative performance over the period as corporates outperformed US Treasuries of comparable duration (and corresponding interest rate sensitivity). Positive contributions within the Fund’s allocation to corporates were led by an overweight to financials, particularly within the banking segment. Additionally, security selection within industrial segments such as technology and electric companies contributed to performance.

Our underweight positioning and selection within the government-related sector also proved to be beneficial over the twelve months.

On the downside, select names within agency securitized assets detracted from performance over the period year. Security selection within non-agency securitized credit slightly detracted as well. Within corporates, selection within energy names proved to be a drag on performance.

Outlook

We expect the Fed’s benchmark fed funds rate to remain unchanged at the zero lower bound and the front end of the Treasury yield curve to remain anchored for the foreseeable future. We do not anticipate the Fed bringing rates into negative territory on the view that negative policy rates are broadly disruptive to a nation’s financial system. We believe US Treasury yields will trade in a fairly tight range through the US presidential election, but may respond more acutely in the days following depending on the result and whether the result is contested. Once the results are determined, however, we see more potential for yields to rise as we move through 2021. In particular, improving prospects for a vaccine rollout could be a catalyst for rising intermediate and longer maturity Treasury yields, while the front end remains anchored. With the demand side of the equation improving, we believe there will likely be pockets of inflation as supply remains disrupted and we continue to see ultra-accommodative monetary policy and ample fiscal support.

Our base case expectation is that we are in the credit repair phase of the credit cycle1 and are starting to push towards recovery in some segments of the US economy. Credit sector valuations have trended toward levels observed prior to the first quarter of 2020, but still present a potential opportunity to obtain an attractive yield advantage over duration-matched government bonds. We believe corporate credit spreads may continue to tighten, albeit much more gradually than what we saw in the second quarter of 2020. Despite the weakened fundamental picture in the post-Covid environment, we believe corporate credit

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remains supported by a strong technical backdrop headlined by committed central bank support and strong investor demand for incremental yield.

We continue to follow our process in building diversified exposures by asset class, industry and issuer. We are favoring sectors offering higher yield potential than Treasuries and remain underweight government bonds given the low yield environment. Corporate bond risk in the Fund was elevated during the early part of the third quarter of 2020 as we found continued opportunities in the primary market through new issues with favorable concessions. As valuations became less attractive during the recent quarter, corporate bond risk was modestly reduced in those issues and industries that appeared to be trading at levels closer to what we consider fair value. We continue to hold select high yield corporate names which we view as inexpensive.

We remain overweight both agency and non-agency CMBS, particularly senior parts of the capital stack. While residential MBS valuations have improved somewhat, we remain focused on securities with limited prepayment risk. We believe the high-quality ABS sector remains attractive relative to government bonds, and favor auto loans and credit card receivables within the sector.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2010 through September 30, 2020

See notes to chart on page 7.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20204

				Life of	Expense Ratios[5]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	7.33%	3.88%	3.43%	—%	0.48%	0.40%

Class A (Inception 5/28/10)[1]
NAV	7.06	3.62	3.16	—	0.72	0.65
With 4.25% Maximum Sales Charge	2.48	2.73	2.71	—

Class C (Inception 8/31/16)[1]
NAV	6.27	2.85	2.33	—	1.48	1.40
With CDSC[2]	5.27	2.85	2.33	—

Class N (Inception 2/01/19)
NAV	7.39	—	—	8.23	0.42	0.35

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	6.32	3.39	2.91	7.26

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Class Y NELYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. The Fed revived lending facilities last used in 2008, such as the TALF, which is a funding backdrop for the asset-backed securities (ABS) market. The central bank even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Securitized assets, including ABS, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), lagged Treasuries and investment grade corporates, but nonetheless posted a solid total return as they rallied in the second half of the period.

Performance Review

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 3.35%, at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned 4.68%.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Explanation of Fund Performance

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) was the main detractor from relative return. The portfolio’s slightly shorter-than-benchmark stance with respect to duration (a gauge of interest rate sensitivity) also weighed on results, as Treasury yields fell over the period. Bond selection within non-agency CMBS weighed on performance during the period. Within agency mortgage-backed securities, exposure to both pass-through securities and collateralized mortgage obligations detracted from relative performance.

The Fund’s security selection within securitized agency sectors was a positive source of relative performance during the period. Security selection within US Treasuries also aided performance during the period. Within securitized agency assets, the Fund’s allocation to commercial mortgage-backed securities (CMBS) was a positive source of relative performance. Within non-agency securitized assets, the Fund’s allocation to asset-backed securities, such as those backed by auto loans, contributed positively.

Outlook

Agency mortgage-backed security (MBS) spreads (the difference in yield between agency MBS and Treasuries of similar maturity) have become more attractive with valuations near longer-term averages. Mortgages issued in recent years are relatively high quality compared with those issued in prior years. However, these securities are valued with premiums and have prepayment risk as borrowers refinance to lower rate mortgages. Therefore, we prefer MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, we have focused on agency commercial mortgage-backed security (CMBS) opportunities, adding to those exposures during the quarter.

Non-agency issued securitized exposures remain steady, but we have marginally adjusted exposures to asset-backed securities (ABS) versus CMBS. The ABS market has recovered faster than CMBS, and we continue to find opportunities which offer strong credit quality and enhanced yield.

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Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2010 through September 30, 2020

See notes to chart on page 11.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20203

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	3.35%	1.89%	1.83%	—%	0.50%	0.50%

Class A (Inception 1/3/89)
NAV	3.19	1.65	1.57	—	0.75	0.75
With 2.25% Maximum Sales Charge	0.88	1.18	1.34	—

Class C (Inception 12/30/94)
NAV	2.34	0.88	0.81	—	1.50	1.50
With CDSC[1]	1.34	0.88	0.81	—

Class N (Inception 2/1/17)
NAV	3.53	—	—	2.58	0.43	0.41

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	4.68	2.21	1.72	2.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is comprised of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES CREDIT INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2020[1]	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD 4/1/2020[1] – 9/30/2020
Class A
Actual	$1,000.00	$997.00	$0.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14	*
Class C
Actual	$1,000.00	$997.00	$0.04	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92	*
Class N
Actual	$1,000.00	$997.00	$0.01	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63	*
Class Y
Actual	$1,000.00	$997.00	$0.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88	*

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

[1]

Fund commenced operations on September 29, 2020. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (1), divided by 366 (to reflect the partial period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 – 9/30/2020
Class A
Actual	$1,000.00	$1,062.30	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29
Class C
Actual	$1,000.00	$1,058.20	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06
Class N
Actual	$1,000.00	$1,063.90	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.77
Class Y
Actual	$1,000.00	$1,063.60	$2.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 – 9/30/2020
Class A
Actual	$1,000.00	$1,008.50	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.84
Class C
Actual	$1,000.00	$1,003.90	$7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.67
Class N
Actual	$1,000.00	$1,009.30	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$2.17
Class Y
Actual	$1,000.00	$1,008.80	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.76%, 1.52%, 0.43% and 0.52% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

15 |

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR LOOMIS SAYLES CREDIT INCOME FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust (the “Board”) and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Loomis Sayles Credit Income Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved, for an initial two-year term, the proposed investment advisory agreement (the “Agreement”) for the Fund at a meeting held on September 10, 2020.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, information regarding (i) the Fund’s investment objective, strategies and risks, (ii) the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and information on fees charged to other funds and accounts advised by the Adviser and the proposed expense cap, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) information about the Adviser’s performance, and (vi) the general economic outlook with particular emphasis on the mutual fund industry.

The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the

| 16

monitoring and oversight services proposed to be provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, including information about how those funds were selected and information about differences in such fees. In evaluating the Fund’s proposed advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense limitation in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense limitation.

17 |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale in the provision of services by the Adviser, and whether those economies could be shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense limitations. The Trustees noted that the Fund will be subject to an expense limitation. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

| 18

Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of

19 |

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the COVID-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In the case of Loomis Sayles Limited Term Government and Agency Fund, the Board approved the Agreement with an amendment that reduced the Fund’s advisory fee effective on July 1, 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

| 20

The Board noted that through December 31, 2019, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Intermediate Duration Bond Fund	71%	77%	67%
Loomis Sayles Limited Term Government and Agency Fund	43%	20%	20%

In the case of a Intermediate Duration Bond Fund that had performance that lagged that of a relevant category group median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund had outperformed its relevant performance benchmark for all periods. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the COVID-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had

21 |

made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that both of the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Adviser for Loomis Sayles Intermediate Duration Bond Fund under its expense limitation agreement. The Trustees also considered that Loomis Sayles Limited Term Government and Agency Fund’s current expenses are below its limitation. They further noted that management had proposed to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund on all share classes, effective as of July 1, 2020. The Trustees noted that the total advisory fee rates for the Funds were below the medians of their respective peer group of funds. They further noted that management had proposed to reduce the advisory fee rate for Loomis Sayles Limited Term Government and Agency Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. The Trustees also considered management’s proposal to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

| 22

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the COVID-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction of the advisory fee for Loomis Sayles Limited Term Government and Agency Fund, should be continued through June 30, 2021.

23 |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, (September 29, 2020 for Credit Income Fund), the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Intermediate Duration Bond Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.9% of Net Assets
Non-Convertible Bonds — 91.8%
	Aerospace & Defense — 2.9%
$20,000	Boeing Co. (The), 2.250%, 6/15/2026	$19,467
20,000	Boeing Co. (The), 2.950%, 2/01/2030	19,356
5,000	Boeing Co. (The), 3.100%, 5/01/2026	4,988
10,000	Boeing Co. (The), 3.200%, 3/01/2029	9,848
5,000	Boeing Co. (The), 3.250%, 2/01/2035	4,700
5,000	Boeing Co. (The), 3.375%, 6/15/2046	4,285
5,000	Boeing Co. (The), 3.500%, 3/01/2039	4,542
15,000	Boeing Co. (The), 3.550%, 3/01/2038	13,664
5,000	Boeing Co. (The), 3.625%, 3/01/2048	4,394
35,000	Boeing Co. (The), 3.750%, 2/01/2050	31,938
10,000	Boeing Co. (The), 3.850%, 11/01/2048	9,163
20,000	Boeing Co. (The), 3.950%, 8/01/2059	18,105
70,000	Boeing Co. (The), 5.150%, 5/01/2030	78,681
70,000	Boeing Co. (The), 5.805%, 5/01/2050	84,685
30,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025, 144A	32,964
20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030, 144A	22,956
125,000	Raytheon Technologies Corp., 2.800%, 3/15/2022, 144A	128,880
5,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	4,103
30,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	30,412
125,000	Textron, Inc., 3.000%, 6/01/2030	131,657
60,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	62,658

		721,446

	Automotive — 2.3%
30,000	Ford Motor Co., 8.500%, 4/21/2023	32,700
40,000	Ford Motor Co., 9.000%, 4/22/2025	45,861
5,000	Ford Motor Co., 9.625%, 4/22/2030	6,456
170,000	General Motors Co., 5.200%, 4/01/2045	183,118
255,000	General Motors Co., 6.250%, 10/02/2043	302,191

		570,326

	Banking — 12.3%
165,000	Ally Financial, Inc., 5.125%, 9/30/2024	183,892
110,000	Ally Financial, Inc., 5.750%, 11/20/2025	123,330
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	312,641
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	197,648
215,000	Citigroup, Inc., 4.450%, 9/29/2027	249,313
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	274,220
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	151,566
210,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/2025	238,917
155,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	189,153
390,000	Morgan Stanley, 3.625%, 1/20/2027	441,971

25 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	$123,059
30,000	Santander Holdings USA, Inc., 3.500%, 6/07/2024	32,178
200,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	201,229
200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	230,216
115,000	Synchrony Financial, 4.375%, 3/19/2024	124,435

		3,073,768

	Brokerage — 1.0%
15,000	Jefferies Group LLC, 6.250%, 1/15/2036	18,589
180,000	Jefferies Group LLC, 6.500%, 1/20/2043	226,428

		245,017

	Building Materials — 1.5%
45,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	48,206
200,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	210,750
55,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	56,048
45,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	46,137
20,000	Vulcan Materials Co., 3.500%, 6/01/2030	22,398

		383,539

	Cable Satellite — 4.5%
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	124,033
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	126,005
220,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	250,169
110,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	138,347
5,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	5,172
30,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	31,275
10,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	10,407
5,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	5,363
200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	217,253
200,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	208,500

		1,116,524

	Chemicals — 0.9%
70,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	81,229
15,000	FMC Corp., 3.450%, 10/01/2029	16,705
5,000	FMC Corp., 4.500%, 10/01/2049	6,216
60,000	Hercules LLC, 6.500%, 6/30/2029	60,164
35,000	LYB International Finance III LLC, 4.200%, 10/15/2049	38,546
30,000	Westlake Chemical Corp., 3.600%, 8/15/2026	32,955

		235,815

	Construction Machinery — 0.5%
60,000	United Rentals North America, Inc., 5.250%, 1/15/2030	65,475
60,000	United Rentals North America, Inc., 5.500%, 5/15/2027	63,675

		129,150

See accompanying notes to financial statements.	| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — 4.4%
$245,000	Amazon.com, Inc., 2.500%, 6/03/2050	$249,905
155,000	Booking Holdings, Inc., 4.625%, 4/13/2030	186,216
55,000	eBay, Inc., 4.000%, 7/15/2042	61,468
300,000	Expedia Group, Inc., 3.250%, 2/15/2030	289,053
55,000	IHS Markit Ltd., 4.250%, 5/01/2029	63,804
115,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	122,543
115,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	122,566

		1,095,555

	Diversified Manufacturing — 0.5%
70,000	Carrier Global Corp., 2.722%, 2/15/2030, 144A	73,223
45,000	Carrier Global Corp., 3.577%, 4/05/2050, 144A	47,805

		121,028

	Electric — 3.6%
5,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	5,525
70,000	AES Corp. (The), 5.125%, 9/01/2027	74,557
40,000	Calpine Corp., 5.125%, 3/15/2028, 144A	41,400
210,000	FirstEnergy Corp., Series C, 3.400%, 3/01/2050	203,716
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	22,629
35,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	38,565
35,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	38,062
140,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	126,227
125,000	Southern California Edison Co., 3.650%, 2/01/2050	129,167
90,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	94,650
115,000	Vistra Operations Co. LLC, 4.300%, 7/15/2029, 144A	125,525

		900,023

	Finance Companies — 4.0%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	138,259
205,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	190,905
125,000	Aircastle Ltd., 4.125%, 5/01/2024	123,201
200,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A	214,782
80,000	Navient Corp., 5.000%, 3/15/2027	75,122
85,000	OneMain Finance Corp., 5.375%, 11/15/2029	88,400
35,000	OneMain Finance Corp., 7.125%, 3/15/2026	39,102
130,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	128,375

		998,146

	Financial Other — 0.5%
115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	119,807

	Food & Beverage — 4.8%
205,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	245,704
240,000	Coca-Cola Co. (The), 1.750%, 9/06/2024	250,822
150,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	159,564
145,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	148,780
95,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	100,255
35,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	37,800

27 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$50,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	$51,625
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	190,410

		1,184,960

	Health Insurance — 0.0%
5,000	Centene Corp., 4.625%, 12/15/2029	5,393

	Healthcare — 4.0%
75,000	Cigna Corp., 4.375%, 10/15/2028	89,217
55,000	CVS Health Corp., 3.250%, 8/15/2029	60,500
5,000	Encompass Health Corp., 4.750%, 2/01/2030	5,073
165,000	HCA, Inc., 4.125%, 6/15/2029	186,623
100,000	HCA, Inc., 5.250%, 6/15/2049	122,414
270,000	HCA, Inc., MTN, 7.750%, 7/15/2036	344,250
90,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	90,563
25,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	25,360
40,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	40,372
30,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	29,175

		993,547

	Home Construction — 0.8%
90,000	Lennar Corp., 4.750%, 11/29/2027	102,758
70,000	PulteGroup, Inc., 6.000%, 2/15/2035	86,450

		189,208

	Independent Energy — 1.9%
150,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	147,521
10,000	Cimarex Energy Co., 4.375%, 6/01/2024	10,733
95,000	Continental Resources, Inc., 3.800%, 6/01/2024	87,638
55,000	Hess Corp., 4.300%, 4/01/2027	57,446
60,000	Hess Corp., 5.600%, 2/15/2041	64,757
45,000	Newfield Exploration Co., 5.375%, 1/01/2026	42,261
20,000	Newfield Exploration Co., 5.625%, 7/01/2024	19,401
5,000	Occidental Petroleum Corp., 2.700%, 8/15/2022	4,672
15,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	12,727
10,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	8,300
30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	27,177

		482,633

	Industrial Other — 0.1%
30,000	CBRE Services, Inc., 4.875%, 3/01/2026	35,123

	Life Insurance — 0.6%
115,000	American International Group, Inc., 3.400%, 6/30/2030	127,347
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	34,694

		162,041

	Lodging — 0.6%
5,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	5,383
15,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	17,224
20,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	22,320

See accompanying notes to financial statements.	| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Lodging — continued
$25,000	Marriott International, Inc., 4.625%, 6/15/2030	$26,774
70,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	67,550

		139,251

	Media Entertainment — 2.4%
60,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	57,615
30,000	Discovery Communications LLC, 3.950%, 3/20/2028	34,128
80,000	Discovery Communications LLC, 5.000%, 9/20/2037	95,355
65,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	63,375
35,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	34,475
25,000	Lamar Media Corp., 3.750%, 2/15/2028, 144A	24,875
30,000	Lamar Media Corp., 4.000%, 2/15/2030, 144A	30,000
5,000	Lamar Media Corp., 5.750%, 2/01/2026	5,162
110,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	125,400
115,000	ViacomCBS, Inc., 4.375%, 3/15/2043	122,248

		592,633

	Metals & Mining — 3.8%
45,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	43,243
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	228,790
50,000	ArcelorMittal S.A., 7.250%, 10/15/2039	63,107
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	192,750
60,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	63,087
135,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	147,460
20,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	21,840
45,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	48,762
115,000	Glencore Funding LLC, 4.625%, 4/29/2024, 144A	126,690

		935,729

	Midstream — 2.8%
115,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	128,011
55,000	Energy Transfer Operating LP, 5.000%, 5/15/2050	50,925
185,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	116,550
65,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	65,458
50,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	50,937
20,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	20,761
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	86,812
120,000	Sunoco Logistics Partners Operations LP, 4.000%, 10/01/2027	122,627
60,000	Valero Energy Partners LP, 4.500%, 3/15/2028	67,205

		709,286

	Paper — 0.4%
70,000	Weyerhaeuser Co., 4.000%, 4/15/2030	82,765
20,000	WRKCo, Inc., 3.000%, 6/15/2033	21,756

		104,521

	Pharmaceuticals — 5.5%
50,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	51,428
230,000	GlaxoSmithKline Capital PLC, 3.000%, 6/01/2024	248,729
245,000	Merck & Co., Inc., 2.350%, 2/10/2022	252,282

29 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — continued
$155,000	Merck & Co., Inc., 2.450%, 6/24/2050	$155,588
120,000	Mylan NV, 5.250%, 6/15/2046	148,932
200,000	Perrigo Finance UnLtd. Co., 3.150%, 6/15/2030	206,514
70,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	61,755
220,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	182,974
55,000	Upjohn, Inc., 4.000%, 6/22/2050, 144A	58,701

		1,366,903

	Property & Casualty Insurance — 0.7%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	173,575

	REITs – Health Care — 0.5%
110,000	Welltower, Inc., 4.250%, 4/01/2026	126,009

	REITs – Hotels — 0.5%
130,000	Host Hotels & Resorts LP, Series E, 4.000%, 6/15/2025	134,962

	REITs – Mortgage — 1.0%
115,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	99,475
70,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	68,621
80,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	74,100

		242,196

	REITs – Shopping Centers — 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	123,003
75,000	SITE Centers Corp., 3.625%, 2/01/2025	76,637

		199,640

	Restaurants — 0.8%
65,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	66,287
55,000	McDonald’s Corp., MTN, 3.625%, 9/01/2049	61,757
60,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	64,800

		192,844

	Retailers — 1.5%
45,000	AutoZone, Inc., 3.625%, 4/15/2025	50,179
70,000	AutoZone, Inc., 4.000%, 4/15/2030	83,023
55,000	Carvana Co., 5.625%, 10/01/2025, 144A	54,261
96,911	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	101,684
55,000	Dollar General Corp., 3.500%, 4/03/2030	62,599
10,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	10,000

		361,746

	Technology — 9.6%
260,000	Alphabet, Inc., 1.900%, 8/15/2040	250,137
85,000	Avnet, Inc., 4.625%, 4/15/2026	95,072
375,000	Broadcom, Inc., 4.300%, 11/15/2032	428,397
35,000	CDW LLC/CDW Finance Corp., 4.125%, 5/01/2025	36,138
130,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	124,800

See accompanying notes to financial statements.	| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$60,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	$62,550
40,000	Equifax, Inc., 3.100%, 5/15/2030	43,578
185,000	Equinix, Inc., 2.150%, 7/15/2030	187,289
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	62,550
20,000	Keysight Technologies, Inc., 3.000%, 10/30/2029	21,863
145,000	Microchip Technology, Inc., 4.333%, 6/01/2023	156,051
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	311,218
240,000	Microsoft Corp., 2.525%, 6/01/2050	250,997
215,000	Oracle Corp., 3.600%, 4/01/2050	242,341
40,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	40,650
10,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	11,006
35,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	37,195
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	41,275

		2,403,107

	Transportation Services — 0.7%
5,000	FedEx Corp., 4.050%, 2/15/2048	5,742
15,000	FedEx Corp., 4.100%, 2/01/2045	17,166
20,000	FedEx Corp., 5.250%, 5/15/2050	27,021
115,000	United Parcel Service, Inc., 2.500%, 4/01/2023	120,812

		170,741

	Treasuries — 3.5%
135,000	U.S. Treasury Bond, 1.125%, 8/15/2040	132,743
95,000	U.S. Treasury Bond, 2.000%, 2/15/2050	107,780
620,000	U.S. Treasury Note, 0.125%, 9/30/2022	619,976

		860,499

	Wireless — 2.6%
55,000	American Tower Corp., 2.100%, 6/15/2030	55,356
230,000	Crown Castle International Corp., 3.300%, 7/01/2030	251,522
30,000	Sprint Capital Corp., 6.875%, 11/15/2028	37,500
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	300,674

		645,052

	Wirelines — 3.0%
550,000	AT&T, Inc., 3.650%, 6/01/2051	554,758
150,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	186,942

		741,700

	Total Non-Convertible Bonds (Identified Cost $22,943,104)	22,863,443

Convertible Bonds — 2.1%
	Cable Satellite — 1.0%
270,000	DISH Network Corp., 3.375%, 8/15/2026	247,859

	Electric — 0.0%
10,000	NRG Energy, Inc., 2.750%, 6/01/2048	10,357

31 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — 0.1%
$15,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	$14,948

	Pharmaceuticals — 0.9%
230,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	224,938

	Technology — 0.1%
35,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	37,057

	Total Convertible Bonds (Identified Cost $537,270)	535,159

	Total Bonds and Notes (Identified Cost $23,480,374)	23,398,602

Shares
Preferred Stocks — 1.3%
	Banking — 0.5%
40	Bank of America Corp., Series L, 7.250%	59,520
50	Wells Fargo & Co., Class A, Series L, 7.500%	67,102

		126,622

	Food & Beverage — 0.8%
1,950	Bunge Ltd., 4.875%	186,764

	Total Preferred Stocks (Identified Cost $316,708)	313,386

	Total Investments — 95.2% (Identified Cost $23,797,082)	23,711,988
	Other assets less liabilities — 4.8%	1,206,292

	Net Assets — 100.0%	$24,918,280

(†)	See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $6,682,708 or 26.8% of net assets.

MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.	| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Industry Summary at September 30, 2020

Banking	12.8%
Technology	9.7
Pharmaceuticals	6.4
Food & Beverage	5.6
Cable Satellite	5.5
Consumer Cyclical Services	4.4
Finance Companies	4.0
Healthcare	4.0
Metals & Mining	3.8
Electric	3.6
Treasuries	3.5
Wirelines	3.0
Aerospace & Defense	2.9
Midstream	2.8
Wireless	2.6
Media Entertainment	2.4
Automotive	2.3
Other Investments, less than 2% each	15.9

Total Investments	95.2
Other assets less liabilities	4.8

Net Assets	100.0%

33 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.3% of Net Assets
	ABS Car Loan — 10.5%
$90,000	American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024, 144A	$92,565
845,000	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	864,180
135,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.150%, 8/13/2024, 144A	135,420
53,520	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	53,642
510,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	531,070
480,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	494,393
695,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	709,461
385,000	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A3, 1.110%, 8/19/2024	389,006
110,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	110,365
265,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, 2/18/2026	266,726
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	362,899
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	102,331
140,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	147,850
97,499	Bank of The West Auto Trust, Series 2017-1, Class A3, 2.110%, 1/15/2023, 144A	98,075
450,000	Bank of The West Auto Trust, Series 2019-1, Class A3, 2.430%, 4/15/2024, 144A	460,393
110,015	California Republic Auto Receivables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022(a)	110,316
565,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	577,311
425,861	CarMax Auto Owner Trust, Series 2019-4, Class A2A, 2.010%, 3/15/2023	429,196
102,862	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(a)	103,102
510,000	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	522,397
485,000	CarMax Auto Owner Trust, Series 2020-3, Class A3, 0.620%, 3/17/2025	486,854
660,000	Carvana Auto Receivables Trust, Series 2019-3A, Class A3, 2.340%, 6/15/2023, 144A	666,315
330,266	CPS Auto Receivables Trust, Series 2018-D, Class B, 3.610%, 11/15/2022, 144A	331,713
145,000	CPS Auto Receivables Trust, Series 2020-A, Class B, 2.360%, 2/15/2024, 144A	147,861
595,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	611,928
435,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.010%, 2/15/2029, 144A	445,296
585,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	594,124

See accompanying notes to financial statements.	| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$315,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	$318,830
478,822	Drive Auto Receivables Trust, Series 2018-5, Class B, 3.680%, 7/15/2023	481,524
215,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	218,898
28,985	DT Auto Owner Trust, Series 2018-2A, Class C, 3.670%, 3/15/2024, 144A	29,178
285,000	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	292,330
270,000	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	276,223
105,000	DT Auto Owner Trust, Series 2019-4A, Class B, 2.360%, 1/16/2024, 144A	106,431
157,917	DT Auto Owner Trust, Series 2020-2A, Class A, 1.140%, 1/16/2024, 144A	158,942
320,000	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	334,430
143,606	Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.060%, 5/15/2023, 144A	144,791
170,000	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	173,001
172,857	Exeter Automobile Receivables Trust, Series 2020-2A, Class A, 1.130%, 8/15/2023, 144A	173,484
440,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	462,016
3,869	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	3,874
283,864	First Investors Auto Owner Trust, Series 2019-2A, Class A, 2.210%, 9/16/2024, 144A	287,680
800,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	823,915
647,999	Flagship Credit Auto Trust, Series 2020-1, Class A, 1.900%, 8/15/2024, 144A(a)	657,246
915,000	Flagship Credit Auto Trust, Series 2020-1, Class B, 2.050%, 2/17/2025, 144A	934,936
175,000	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	177,170
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A(a)	713,150
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	655,522
785,000	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024	788,780
635,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024	656,531
220,764	GLS Auto Receivables Issuer Trust, Series 2019-2A, Class A, 3.060%, 4/17/2023, 144A	222,866
260,000	GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	267,176
209,256	GLS Auto Receivables Issuer Trust, Series 2020-2A, Class A, 1.580%, 8/15/2024, 144A	211,337
265,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	269,708
300,000	GLS Auto Receivables Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024, 144A	303,426
140,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	140,838
145,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	147,891
109,441	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A3, 1.970%, 5/16/2022, 144A(a)	109,803
450,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	459,923

35 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$180,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.680%, 8/15/2025, 144A	$180,329
485,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A2, 0.740%, 11/15/2022	486,332
455,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	459,224
420,000	Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.940%, 2/15/2024	429,172
170,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	173,712
290,000	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3, 0.550%, 2/18/2025	291,214
150,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	150,084
125,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.220%, 2/15/2023, 144A	126,140
310,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	320,026
865,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A(a)	866,531
1,045,000	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A(a)	1,057,744
210,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	225,156
300,000	Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3, 0.460%, 8/15/2024, 144A	300,317
370,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	380,393
140,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.030%, 2/15/2024	143,360
460,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	467,130
655,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	657,651
175,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	175,608
520,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/2024	522,286
615,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	614,812
440,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	451,867
200,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	203,758
225,000	Westlake Automobile Receivables Trust, Series 2019-3A, Class B, 2.410%, 10/15/2024, 144A	228,580
515,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class B, 3.260%, 10/17/2022, 144A	520,615
830,000	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A	842,732

See accompanying notes to financial statements.	| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$835,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A	$838,272
400,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	406,012
47,078	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	47,455
635,000	World Omni Auto Receivables Trust, Series 2020-B, Class A3, 0.630%, 5/15/2025	635,377
310,000	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	310,669

		33,359,197

	ABS Credit Card — 0.8%
620,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	643,869
925,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025(a)	950,827
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	262,111
585,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	601,316

		2,458,123

	ABS Home Equity — 0.1%
176,631	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	181,406
115,523	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	117,789
3,684	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)(c)(d)	3,643
56,039	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(d)	56,803
35,993	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(d)	36,367

		396,008

	ABS Other — 1.9%
337,105	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	338,396
610,000	CNH Equipment Trust, Series 2020-A, Class A2, 1.080%, 7/17/2023	613,199
250,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	253,656
135,054	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	140,135
7,720	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	7,724
255,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	264,440
174,909	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(d)	155,627
169,387	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	171,259
555,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	569,799
269,123	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	243,732
145,602	SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	146,690
42,483	Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	43,207

37 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Other — continued
$270,969	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	$271,162
220,301	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	221,449
209,288	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	210,751
2,180,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023(a)	2,232,208
244,888	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	247,612

		6,131,046

	ABS Student Loan — 0.5%
47,375	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	48,036
234,747	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	252,604
879,509	Navient Private Education Refi Loan Trust, Series 2020-BA, Class A1, 1.800%, 1/15/2069, 144A(a)	883,463
180,000	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	180,374
60,413	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 1.045%, 7/25/2025(e)	60,449
92,348	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	94,139
159,445	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	162,080

		1,681,145

	ABS Whole Business — 0.2%
524,300	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	524,557

	Aerospace & Defense — 0.2%
80,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030, 144A	91,823
29,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	31,336
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	448,794

		571,953

	Agency Commercial Mortgage-Backed Securities — 1.0%
1,175,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027(a)	1,274,549
573,105	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(a)(d)	576,769
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)	540,245
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	757,638
90,606	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	92,247

		3,241,448

See accompanying notes to financial statements.	| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Airlines — 0.3%
$430,000	Delta Air Lines, Inc., 2.900%, 10/28/2024	$383,451
560,000	Southwest Airlines Co., 5.125%, 6/15/2027	612,145

		995,596

	Automotive — 3.1%
1,440,000	American Honda Finance Corp., MTN, 0.875%, 7/07/2023	1,451,847
245,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	266,831
290,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	293,536
160,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	169,387
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	659,950
200,000	Ford Motor Credit Co. LLC, 3.810%, 1/09/2024	198,000
360,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	382,147
295,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	308,598
220,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	227,361
195,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	200,195
95,000	Hyundai Capital America, 3.000%, 6/20/2022, 144A	97,946
400,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	413,309
585,000	Nissan Motor Acceptance Corp., 3.450%, 3/15/2023, 144A	600,132
940,000	Nissan Motor Co. Ltd., 4.345%, 9/17/2027, 144A	941,641
240,000	PACCAR Financial Corp., MTN, 0.800%, 6/08/2023	241,697
160,000	PACCAR Financial Corp., MTN, 1.800%, 2/06/2025	167,363
955,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	986,943
335,000	Toyota Motor Credit Corp., 1.150%, 8/13/2027	334,413
250,000	Toyota Motor Credit Corp., MTN, 1.150%, 5/26/2022	253,164
295,000	Toyota Motor Credit Corp., MTN, 1.800%, 10/07/2021	299,208
285,000	Toyota Motor Credit Corp., MTN, 1.800%, 2/13/2025	297,760
275,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	300,285
615,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	675,753

		9,767,466

	Banking — 18.3%
100,000	Ally Financial, Inc., 1.450%, 10/02/2023	99,889
1,335,000	Ally Financial, Inc., 3.050%, 6/05/2023	1,387,228
495,000	American Express Co., 3.700%, 8/03/2023	537,356
625,000	ANZ New Zealand International Ltd., 1.900%, 2/13/2023, 144A	643,670
1,190,000	Australia & New Zealand Banking Group Ltd., MTN, 2.050%, 11/21/2022	1,231,797
1,600,000	Banco Bilbao Vizcaya Argentaria S.A., 0.875%, 9/18/2023	1,599,152
975,000	Bank of America Corp., (fixed rate to 6/19/2025, variable rate thereafter), MTN, 1.319%, 6/19/2026	982,347
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	426,830
695,000	Bank of Montreal, MTN, 1.850%, 5/01/2025	725,906
725,000	Bank of Montreal, MTN, 2.050%, 11/01/2022	749,308
655,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	680,828
1,235,000	Bank of New Zealand, 2.000%, 2/21/2025, 144A	1,292,945
1,515,000	Bank of Nova Scotia (The), 0.550%, 9/15/2023	1,514,220
460,000	Bank of Nova Scotia (The), 1.300%, 6/11/2025	468,855
870,000	Bank of Nova Scotia (The), 2.000%, 11/15/2022	898,412
200,000	Banque Federative du Credit Mutuel S.A., 2.375%, 11/21/2024, 144A	211,529

39 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	$477,049
485,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	526,111
795,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	853,469
300,000	BNP Paribas S.A, (fixed rate to 1/13/2030, variable rate thereafter), 3.052%, 1/13/2031, 144A	321,739
675,000	BNP Paribas S.A, (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A	696,053
510,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	537,448
160,000	Capital One Financial Corp., 3.750%, 3/09/2027	177,655
510,000	Citigroup, Inc., (fixed rate to 4/08/2025, variable rate thereafter), 3.106%, 4/08/2026	551,992
940,000	Citigroup, Inc., (fixed rate to 11/04/2021, variable rate thereafter), 2.312%, 11/04/2022	957,217
160,000	Citizens Financial Group, Inc., 3.250%, 4/30/2030	176,616
225,000	Comerica, Inc., 3.700%, 7/31/2023	243,703
660,000	Cooperatieve Rabobank U.A. (NY), 2.750%, 1/10/2023	694,247
750,000	Credit Agricole S.A, (fixed rate to 6/16/2025, variable rate thereafter), 1.907%, 6/16/2026, 144A	766,154
925,000	Credit Agricole S.A., 3.750%, 4/24/2023, 144A	991,259
405,000	Credit Suisse AG, 2.100%, 11/12/2021	412,663
895,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	921,885
940,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	1,012,062
215,000	Deutsche Bank AG, 3.150%, 1/22/2021	216,301
395,000	Deutsche Bank AG, (fixed rate to 11/26/2024, variable rate thereafter), 3.961%, 11/26/2025	419,979
390,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	394,071
865,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	895,373
1,255,000	DNB Bank ASA, (fixed rate to 9/16/2025, variable rate thereafter), 1.127%, 9/16/2026, 144A	1,252,051
520,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	532,464
740,000	HSBC Holdings PLC, (fixed rate to 8/18/2030, variable rate thereafter), 2.357%, 8/18/2031	728,563
520,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	580,575
360,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	386,245
535,000	JPMorgan Chase & Co., (fixed rate to 4/01/2022, variable rate thereafter), 3.207%, 4/01/2023	555,913
1,335,000	JPMorgan Chase & Co., (fixed rate to 6/01/2023, variable rate thereafter), 1.514%, 6/01/2024	1,362,515
770,000	KeyCorp, MTN, 2.250%, 4/06/2027	815,735
375,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025	408,141

See accompanying notes to financial statements.	| 40

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	$535,680
1,195,000	Macquarie Bank Ltd., 2.100%, 10/17/2022, 144A	1,233,412
65,000	Macquarie Bank Ltd., 2.300%, 1/22/2025, 144A	68,828
930,000	National Australia Bank Ltd., 3.700%, 11/04/2021	963,085
625,000	National Bank of Canada, 2.150%, 10/07/2022, 144A	644,519
1,135,000	National Bank of Canada, 2.200%, 11/02/2020	1,135,000
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	658,851
425,000	Natwest Group PLC, (fixed rate to 5/22/2027, variable rate thereafter), 3.073%, 5/22/2028	446,622
1,020,000	NatWest Markets PLC, 3.625%, 9/29/2022, 144A	1,070,663
315,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	344,492
615,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	658,099
690,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	737,887
70,000	Santander Holdings USA, Inc., 3.500%, 6/07/2024	75,083
350,000	Santander UK PLC, 2.125%, 11/03/2020	350,582
580,000	Santander UK PLC, 2.875%, 6/18/2024	619,242
890,000	Societe Generale S.A., 1.375%, 7/08/2025, 144A	904,056
840,000	Societe Generale S.A., 2.625%, 10/16/2024, 144A	870,249
820,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	849,557
530,000	Standard Chartered PLC, (fixed rate to 5/21/2024, variable rate thereafter), 3.785%, 5/21/2025, 144A	563,546
245,000	State Street Corp., (fixed rate to 3/30/2025, variable rate thereafter), 2.901%, 3/30/2026, 144A	266,402
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	315,782
545,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	579,871
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	244,218
515,000	Svenska Handelsbanken AB, 3.900%, 11/20/2023	568,342
1,400,000	Swedbank AB, 1.300%, 6/02/2023, 144A	1,424,570
1,140,000	Synchrony Bank, 3.650%, 5/24/2021	1,157,281
75,000	Synchrony Financial, 4.250%, 8/15/2024	81,499
1,510,000	Toronto-Dominion Bank (The), 0.750%, 9/11/2025	1,505,832
700,000	Toronto-Dominion Bank (The), MTN, 1.900%, 12/01/2022	722,599
1,105,000	Truist Financial Corp., MTN, 1.125%, 8/03/2027	1,101,926
295,000	Truist Financial Corp., MTN, 1.950%, 6/05/2030	303,384
340,000	Truist Financial Corp., MTN, 2.500%, 8/01/2024	361,921
770,000	Truist Financial Corp., MTN, 3.050%, 6/20/2022	802,466
665,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	689,477
335,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	341,281
585,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	579,783
340,000	Wells Fargo & Co., (fixed rate to 4/30/2025, variable rate thereafter), 2.188%, 4/30/2026	354,630

41 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$500,000	Wells Fargo & Co., (fixed rate to 6/02/2027, variable rate thereafter), MTN, 2.393%, 6/02/2028	$521,640
1,030,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	1,062,040
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	201,267

		58,231,184

	Brokerage — 0.8%
415,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	430,629
210,000	Brookfield Finance LLC, 3.450%, 4/15/2050	205,483
465,000	Intercontinental Exchange, Inc., 2.100%, 6/15/2030	480,047
1,300,000	National Securities Clearing Corp., 1.200%, 4/23/2023, 144A	1,322,958

		2,439,117

	Chemicals — 1.2%
430,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030	451,351
360,000	Cabot Corp., 4.000%, 7/01/2029	382,173
460,000	DuPont de Nemours, Inc., 2.169%, 5/01/2023	464,745
255,000	DuPont de Nemours, Inc., 3.766%, 11/15/2020	256,046
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,013
960,000	Nutrien Ltd., 1.900%, 5/13/2023	990,989
1,145,000	Nutrition & Biosciences, Inc., 1.832%, 10/15/2027, 144A	1,150,191
75,000	PPG Industries, Inc., 2.550%, 6/15/2030	79,856

		3,784,364

	Collateralized Mortgage Obligations — 2.1%
484,639	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 0.850%, 2/20/2060(e)	487,335
276,066	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 0.720%, 3/20/2060(e)	276,824
152,718	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.664%, 7/20/2064(e)	152,880
114,730	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.655%, 7/20/2064(e)	115,039
4,037	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(b)(c)	4,042
286,039	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	291,947
468,229	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.075%, 2/20/2066(a)(e)	475,619
91,213	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 0.755%, 4/20/2066(a)(e)	91,269
1,689,812	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)(d)	1,912,871
362,916	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 0.605%, 12/20/2068(e)	362,658
1,253,824	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 0.555%, 10/20/2068(a)(e)	1,253,201
1,139,041	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 0.555%, 5/20/2069(a)(e)	1,138,800

		6,562,485

See accompanying notes to financial statements.	| 42

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Construction Machinery — 1.2%
$275,000	Caterpillar Financial Services Corp., MTN, 0.950%, 5/13/2022	$277,529
1,435,000	Caterpillar Financial Services Corp., 0.650%, 7/07/2023	1,441,835
300,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	308,152
265,000	Caterpillar Financial Services Corp., Series I, 2.650%, 5/17/2021	268,881
300,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	305,625
1,090,000	John Deere Capital Corp., MTN, 0.700%, 7/05/2023	1,102,433
110,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	117,611

		3,822,066

	Consumer Cyclical Services — 0.6%
465,000	Automatic Data Processing, Inc., 1.250%, 9/01/2030	458,745
350,000	eBay, Inc., 1.900%, 3/11/2025	364,771
375,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	413,591
495,000	Western Union Co. (The), 4.250%, 6/09/2023	534,441

		1,771,548

	Consumer Products — 0.1%
420,000	Hasbro, Inc., 3.550%, 11/19/2026	445,015

	Diversified Manufacturing — 0.4%
135,000	Amphenol Corp., 2.050%, 3/01/2025	141,567
455,000	Kennametal, Inc., 4.625%, 6/15/2028	507,993
105,000	Roper Technologies, Inc., 1.400%, 9/15/2027	106,070
265,000	Timken Co. (The), 4.500%, 12/15/2028	293,779
275,000	WW Grainger, Inc., 1.850%, 2/15/2025	288,049

		1,337,458

	Electric — 4.4%
435,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	463,432
720,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	837,027
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	130,656
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	242,189
120,000	Dominion Energy, Inc., Series B, 3.600%, 3/15/2027	136,488
270,000	DTE Energy Co., 2.250%, 11/01/2022	279,151
540,000	DTE Energy Co., Series F, 1.050%, 6/01/2025	539,701
1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	1,204,955
850,000	Duke Energy Corp., 0.900%, 9/15/2025	850,121
605,000	Entergy Corp., 0.900%, 9/15/2025	602,573
265,000	Entergy Corp., 2.800%, 6/15/2030	286,487
330,000	Eversource Energy, Series R, 1.650%, 8/15/2030	326,981
451,000	Exelon Corp., 2.450%, 4/15/2021	454,904
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	122,482
220,000	FirstEnergy Corp., Series B, 2.250%, 9/01/2030	215,167
260,000	ITC Holdings Corp., 2.950%, 5/14/2030, 144A	279,588
285,000	Liberty Utilities Finance GP, 2.050%, 9/15/2030, 144A	280,964
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	193,646
210,000	NextEra Energy Capital Holdings, Inc., 2.250%, 6/01/2030	217,461
435,000	NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	443,271

43 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$1,115,000	PNM Resources, Inc., 3.250%, 3/09/2021	$1,127,678
370,000	PSEG Power LLC, 3.850%, 6/01/2023	398,073
135,000	Public Service Co. of Colorado, Series 35, 1.900%, 1/15/2031	140,374
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	251,439
450,000	San Diego Gas & Electric Co., Series VVV, 1.700%, 10/01/2030	448,222
180,000	Southern California Edison Co., 2.250%, 6/01/2030	180,610
510,000	Southern California Edison Co., Series 20C, 1.200%, 2/01/2026	507,277
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	737,007
600,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	639,175
1,540,000	WEC Energy Group, Inc., 0.550%, 9/15/2023	1,542,766

		14,079,865

	Energy — 0.2%
640,000	Pioneer Natural Resources Co., 1.900%, 8/15/2030	600,269

	Finance Companies — 1.6%
735,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/2024	727,770
310,000	Air Lease Corp., 3.250%, 10/01/2029	294,057
705,000	Ares Capital Corp., 3.250%, 7/15/2025	698,331
380,000	Ares Capital Corp., 3.875%, 1/15/2026	387,007
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	301,837
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	223,627
375,000	Avolon Holdings Funding Ltd., 3.625%, 5/01/2022, 144A	368,493
460,000	FS KKR Capital Corp., 4.125%, 2/01/2025	457,115
970,000	GE Capital Funding LLC, 4.050%, 5/15/2027, 144A	1,045,370
150,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/2025	150,824
565,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	572,362

		5,226,793

	Financial Other — 0.4%
470,000	LeasePlan Corp NV, 2.875%, 10/24/2024, 144A	485,048
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	421,989
185,000	ORIX Corp., 3.250%, 12/04/2024	200,533

		1,107,570

	Food & Beverage — 2.0%
835,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	970,376
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	133,606
525,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	578,498
160,000	Campbell Soup Co., 3.125%, 4/24/2050	161,731
1,100,000	Coca-Cola Co. (The), 1.375%, 3/15/2031	1,094,642
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,139,421
220,000	Hershey Co. (The), 0.900%, 6/01/2025	221,141
370,000	Mondelez International, Inc., 2.750%, 4/13/2030	402,348
565,000	Mondelez International, Inc., 1.875%, 10/15/2032	563,672
1,065,000	Pernod Ricard International Finance LLC, 1.250%, 4/01/2028, 144A	1,056,224

		6,321,659

See accompanying notes to financial statements.	| 44

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Health Insurance — 0.6%
$1,575,000	Centene Corp., 3.000%, 10/15/2030	$1,606,815
310,000	Humana, Inc., 2.500%, 12/15/2020	311,296

		1,918,111

	Healthcare — 0.9%
575,000	AmerisourceBergen Corp., 2.800%, 5/15/2030	614,764
419,000	Cigna Corp., 3.750%, 7/15/2023	454,059
95,000	Cigna Corp., 4.500%, 2/25/2026	110,980
420,000	CVS Health Corp., 4.300%, 3/25/2028	491,598
510,000	DH Europe Finance II S.a.r.l., 2.200%, 11/15/2024	538,885
395,000	Stryker Corp., 1.950%, 6/15/2030	403,157
355,000	Universal Health Services, Inc., 2.650%, 10/15/2030, 144A	353,317

		2,966,760

	Hybrid ARMs — 0.0%
35,029	FHLMC, 1-year CMT + 2.258%, 3.152%, 1/01/2035(e)	36,968
73,063	FHLMC, 1-year CMT + 2.500%, 3.783%, 5/01/2036(e)	77,650

		114,618

	Independent Energy — 0.4%
400,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	387,925
380,000	Canadian Natural Resources Ltd., 2.950%, 7/15/2030	382,818
545,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	587,912

		1,358,655

	Integrated Energy — 0.9%
355,000	Chevron Corp., 2.236%, 5/11/2030	376,710
635,000	Exxon Mobil Corp., 3.482%, 3/19/2030	732,216
1,060,000	Shell International Finance BV, 2.750%, 4/06/2030	1,159,100
660,000	Suncor Energy, Inc., 2.800%, 5/15/2023	691,763

		2,959,789

	Life Insurance — 5.9%
1,385,000	AIG Global Funding, 0.800%, 7/07/2023, 144A	1,392,262
535,000	AIG Global Funding, 0.900%, 9/22/2025, 144A	531,583
195,000	Athene Global Funding, 2.500%, 1/14/2025, 144A	200,999
785,000	Athene Global Funding, 2.800%, 5/26/2023, 144A	818,617
330,000	Brighthouse Financial, Inc., 3.700%, 6/22/2027	342,330
710,000	Equitable Financial Life Global Funding, 1.400%, 8/27/2027, 144A	712,650
675,000	Five Corners Funding Trust II, 2.850%, 5/15/2030, 144A	725,127
325,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	338,605
665,000	Great-West Lifeco U.S. Finance LP, 0.904%, 8/12/2025, 144A	663,511
1,370,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	1,381,386
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	174,827
345,000	Manulife Financial Corp., 2.484%, 5/19/2027	369,211
1,400,000	MassMutual Global Funding II, 0.850%, 6/09/2023, 144A	1,414,811
795,000	Metropolitan Life Global Funding I, 0.900%, 6/08/2023, 144A	803,559
700,000	Metropolitan Life Global Funding I, 0.950%, 7/02/2025, 144A	706,636
505,000	Metropolitan Life Global Funding I, 2.400%, 6/17/2022, 144A	521,639
1,400,000	New York Life Global Funding, 0.950%, 6/24/2025, 144A(a)	1,413,865

45 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Life Insurance — continued
$1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A(a)	$1,149,354
915,000	New York Life Global Funding, 2.950%, 1/28/2021, 144A(a)	922,933
645,000	Principal Life Global Funding II, 1.250%, 6/23/2025, 144A	656,991
1,360,000	Protective Life Global Funding, 1.082%, 6/09/2023, 144A	1,379,240
655,000	Reliance Standard Life Global Funding II, 2.750%, 5/07/2025, 144A	691,531
565,000	Reliance Standard Life Global Funding II, 3.850%, 9/19/2023, 144A	608,463
700,000	Unum Group, 4.500%, 3/15/2025	777,547

		18,697,677

	Lodging — 0.2%
125,000	Choice Hotels International, Inc., 3.700%, 1/15/2031	131,544
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	370,001

		501,545

	Media Entertainment — 0.0%
130,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	130,000

	Metals & Mining — 0.4%
345,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	344,062
730,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	709,757
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	167,956
65,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	63,599

		1,285,374

	Midstream — 0.3%
25,000	Energy Transfer Operating LP, 4.250%, 3/15/2023	25,994
50,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	51,087
440,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	443,280
185,000	ONEOK, Inc., 5.850%, 1/15/2026	212,768
70,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	67,878

		801,007

	Mortgage Related — 1.4%
1,948	FHLMC, 3.000%, 10/01/2026	2,048
155	FHLMC, 6.500%, 1/01/2024	173
41	FHLMC, 8.000%, 7/01/2025	45
21,847	GNMA, 3.676%, 2/20/2063(a)(d)	22,499
33,710	GNMA, 3.705%, 2/20/2063(d)	34,609
5,913	GNMA, 3.890%, 5/20/2062(d)	5,930
9,232	GNMA, 3.992%, 5/20/2062(d)	9,977
15,437	GNMA, 4.043%, 10/20/2062(d)	16,166
25,298	GNMA, 4.059%, 4/20/2063(a)(d)	27,005
28,537	GNMA, 4.111%, 4/20/2063(d)	28,881
16,902	GNMA, 4.188%, 2/20/2063(d)	17,058
21,620	GNMA, 4.194%, 11/20/2064(d)	22,517
9,469	GNMA, 4.343%, 3/20/2063(d)	9,580
56,761	GNMA, 4.372%, 6/20/2066(d)	63,938
218,489	GNMA, 4.435%, 10/20/2066(d)	249,387
108,397	GNMA, 4.438%, 9/20/2066(d)	122,722
62,363	GNMA, 4.445%, 11/20/2066(d)	70,151

See accompanying notes to financial statements.	| 46

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$105,005	GNMA, 4.485%, 11/20/2066(d)	$120,073
184,723	GNMA, 4.517%, 9/20/2066(d)	211,085
85,682	GNMA, 4.521%, 10/20/2066(d)	98,132
112,575	GNMA, 4.525%, 10/20/2066(d)	128,057
1,017,960	GNMA, 4.539%, 4/20/2067(a)(d)	1,168,158
58,005	GNMA, 4.542%, 8/20/2066(d)	65,515
467,668	GNMA, 4.545%, 7/20/2067(a)(d)	542,373
815,559	GNMA, 4.578%, 1/20/2067(a)(d)	935,443
2,106	GNMA, 4.630%, 7/20/2062(d)	2,225
375,650	GNMA, 4.684%, 5/20/2064(a)(d)	410,087
706	GNMA, 4.700%, 8/20/2061(d)	787
509	GNMA, 6.500%, 12/15/2023	562

		4,385,183

	Natural Gas — 0.4%
820,000	Atmos Energy Corp., 1.500%, 1/15/2031	816,685
385,000	NiSource, Inc., 1.700%, 2/15/2031	378,477

		1,195,162

	Non-Agency Commercial Mortgage-Backed Securities — 5.0%
230,000	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	257,296
270,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	296,126
565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	580,293
285,000	Benchmark Mortgage Trust, Series 2020-B16, Class A5, 2.732%, 2/15/2053	312,960
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	551,066
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	392,483
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	1,097,325
540,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	608,806
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(d)	280,718
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	519,128
26,367	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	26,595
68,558	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	69,432
151,558	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	157,557
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047(a)	483,305
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	306,136
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	304,991

47 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	$584,791
640,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	652,283
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	90,508
470,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	518,579
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(d)	316,968
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	357,556
245,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	273,690
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	156,408
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	314,195
850,000	JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.057%, 11/13/2052	953,006
81,502	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	84,944
575,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052(a)	656,722
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.218%, 7/15/2046(d)	258,101
104,221	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	104,552
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	140,717
550,000	Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.698%, 2/15/2053	598,552
194,995	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.622%, 11/15/2027, 144A(e)	139,504
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	478,958
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	591,739
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	223,299
1,277,244	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	1,305,423
152,101	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	152,845
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	354,963
254,542	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	265,987

		15,818,507

See accompanying notes to financial statements.	| 48

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Oil Field Services — 0.5%
$980,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	$1,024,715
365,000	National Oilwell Varco, Inc., 3.600%, 12/01/2029	354,514
130,000	Schlumberger Investment S.A., 2.650%, 6/26/2030	131,239

		1,510,468

	Packaging — 0.0%
95,000	CCL Industries, Inc., 3.050%, 6/01/2030, 144A	101,401

	Pharmaceuticals — 1.1%
335,000	AbbVie, Inc., 2.600%, 11/21/2024, 144A	354,934
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	254,620
800,000	Gilead Sciences, Inc., 1.650%, 10/01/2030	798,609
525,000	Pfizer, Inc., 3.200%, 9/15/2023	566,830
390,000	Royalty Pharma PLC, 1.750%, 9/02/2027, 144A	391,018
325,000	Takeda Pharmaceutical Co. Ltd., 2.050%, 3/31/2030	328,199
825,000	Upjohn, Inc., 2.700%, 6/22/2030, 144A	854,173

		3,548,383

	Property & Casualty Insurance — 0.3%
645,000	American Financial Group, Inc., 3.500%, 8/15/2026	698,283
180,000	Assurant, Inc., 4.200%, 9/27/2023	192,673

		890,956

	Railroads — 0.1%
215,000	Union Pacific Corp., 3.646%, 2/15/2024	234,302

	Refining — 0.1%
460,000	Valero Energy Corp., 2.150%, 9/15/2027	458,143

	REITs – Apartments — 0.1%
155,000	Essex Portfolio LP, 2.650%, 3/15/2032	163,681

	REITs – Health Care — 0.4%
255,000	Healthpeak Properties, Inc., 3.000%, 1/15/2030	274,826
615,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	653,074
200,000	Welltower, Inc., 2.750%, 1/15/2031	206,093

		1,133,993

	REITs – Office Property — 0.8%
385,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/01/2033	377,046
290,000	Office Properties Income Trust, 4.250%, 5/15/2024	289,939
1,295,000	Office Properties Income Trust, 4.500%, 2/01/2025	1,310,238
590,000	Piedmont Operating Partnership LP, 3.150%, 8/15/2030	577,979

		2,555,202

	REITs – Regional Malls — 0.1%
390,000	Simon Property Group LP, 3.500%, 9/01/2025	427,506

	REITs – Shopping Centers — 0.1%
55,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	58,827
110,000	Federal Realty Investment Trust, 3.500%, 6/01/2030	119,015

		177,842

49 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Single Tenant — 0.1%
$320,000	Spirit Realty LP, 3.200%, 2/15/2031	$312,283

	Restaurants — 0.6%
1,280,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,317,367
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	448,550

		1,765,917

	Retailers — 0.9%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	366,879
290,000	AutoNation, Inc., 4.500%, 10/01/2025	322,401
130,000	Best Buy Co., Inc., 4.450%, 10/01/2028	154,159
475,000	Home Depot, Inc. (The), 2.500%, 4/15/2027	516,290
270,000	Home Depot, Inc. (The), 2.950%, 6/15/2029	304,852
425,000	PVH Corp., 4.625%, 7/10/2025, 144A	443,063
850,000	Seven & i Holdings Co. Ltd., 3.350%, 9/17/2021, 144A	871,019

		2,978,663

	Technology — 3.1%
125,000	Apple, Inc., 3.350%, 2/09/2027	142,967
485,000	Broadcom, Inc., 4.150%, 11/15/2030	544,822
110,000	DXC Technology Co., 4.125%, 4/15/2025	118,853
145,000	Equinix, Inc., 1.800%, 7/15/2027	146,355
515,000	Flex Ltd., 3.750%, 2/01/2026	562,493
470,000	Flex Ltd., 4.875%, 6/15/2029	540,266
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	460,684
395,000	Hewlett Packard Enterprise Co., 4.650%, 10/01/2024	446,666
290,000	Hewlett Packard Enterprise Co., 3-month LIBOR + 0.680%, 0.929%, 3/12/2021(e)	290,590
295,000	Hewlett Packard Enterprise Co., 1.450%, 4/01/2024	298,381
400,000	HP, Inc., 3.000%, 6/17/2027	432,438
315,000	Infor, Inc., 1.450%, 7/15/2023, 144A	319,331
470,000	International Business Machines Corp., 1.700%, 5/15/2027	485,900
530,000	International Business Machines Corp., 2.850%, 5/13/2022	551,808
115,000	Jabil, Inc., 3.000%, 1/15/2031	117,411
175,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	188,939
460,000	Microchip Technology, Inc., 2.670%, 9/01/2023, 144A	476,115
140,000	Microchip Technology, Inc., 3.922%, 6/01/2021	143,099
755,000	Micron Technology, Inc., 2.497%, 4/24/2023	784,033
285,000	NetApp, Inc., 1.875%, 6/22/2025	295,202
565,000	Panasonic Corp., 2.536%, 7/19/2022, 144A	583,054
925,000	PayPal Holdings, Inc., 1.350%, 6/01/2023	944,831
205,000	Seagate HDD Cayman, 4.875%, 3/01/2024	223,330
565,000	ServiceNow, Inc., 1.400%, 9/01/2030	551,933
130,000	Texas Instruments, Inc., 2.250%, 9/04/2029	139,450

		9,788,951

	Tobacco — 0.7%
135,000	Altria Group, Inc., 2.350%, 5/06/2025	142,643
1,060,000	BAT Capital Corp., 2.259%, 3/25/2028	1,065,258
565,000	BAT Capital Corp., 3.215%, 9/06/2026	607,217
460,000	BAT Capital Corp., 4.700%, 4/02/2027	527,726

		2,342,844

See accompanying notes to financial statements.	| 50

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Transportation Services — 0.8%
$450,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	$473,633
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	197,143
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	754,930
135,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.450%, 1/29/2026, 144A	154,527
255,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	274,102
275,000	Ryder System, Inc., MTN, 3.875%, 12/01/2023	299,984
370,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	425,179

		2,579,498

	Treasuries — 19.6%
2,970,000	U.S. Treasury Note, 1.750%, 12/31/2024	3,161,310
15,620,000	U.S. Treasury Note, 0.500%, 3/31/2025	15,801,216
3,130,000	U.S. Treasury Note, 0.250%, 4/15/2023	3,138,436
14,340,000	U.S. Treasury Note, 0.250%, 8/31/2025	14,328,797
3,935,000	U.S. Treasury Note, 0.625%, 5/15/2030	3,923,318
2,875,000	U.S. Treasury Note, 0.250%, 6/15/2023	2,882,637
1,510,000	U.S. Treasury Note, 0.250%, 6/30/2025	1,509,469
7,860,000	U.S. Treasury Note, 0.125%, 7/15/2023	7,854,474
6,445,000	U.S. Treasury Note, 0.250%, 7/31/2025	6,440,468
3,275,000	U.S. Treasury Note, 0.625%, 8/15/2030	3,258,625

		62,298,750

	Wireless — 0.2%
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	214,168
535,000	T-Mobile USA, Inc., 3.300%, 2/15/2051, 144A	530,030

		744,198

	Wirelines — 0.4%
720,000	AT&T, Inc., 2.250%, 2/01/2032	720,143
345,000	AT&T, Inc., 2.300%, 6/01/2027	361,316
205,000	British Telecommunications PLC, 4.500%, 12/04/2023	226,850

		1,308,309

	Total Bonds and Notes (Identified Cost $304,280,542)	312,309,610

Short-Term Investments — 2.2%
6,885,577	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $6,885,577 on 10/01/2020 collateralized by $6,747,400 U.S. Treasury Note, 1.125% due 2/28/2025 valued at $7,023,324 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,885,577)	6,885,577

	Total Investments — 100.5% (Identified Cost $311,166,119)	319,195,187
	Other assets less liabilities — (0.5)%	(1,680,825)

	Net Assets — 100.0%	$317,514,362

51 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $7,685 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.
(e)	Variable rate security. Rate as of September 30, 2020 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $90,197,501 or 28.4% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2020	174	$21,901,931	$21,929,438	$27,507

At September 30, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2020	20	$3,184,090	$3,198,438	$(14,348)

See accompanying notes to financial statements.	| 52

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Industry Summary at September 30, 2020

Treasuries	19.6%
Banking	18.3
ABS Car Loan	10.5
Life Insurance	5.9
Non-Agency Commercial Mortgage-Backed Securities	5.0
Electric	4.4
Technology	3.1
Automotive	3.1
Collateralized Mortgage Obligations	2.1
Food & Beverage	2.0
Other Investments, less than 2% each	24.3
Short-Term Investments	2.2

Total Investments	100.5
Other assets less liabilities (including futures contracts)	(0.5)

Net Assets	100.0%

53 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.2% of Net Assets
	ABS Car Loan — 3.2%
$559,543	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.920%, 11/15/2022	$566,049
395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	396,311
1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	1,562,482
840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	859,578
1,710,000	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	1,751,567
385,963	CPS Auto Receivables Trust, Series 2019-C, Class A, 2.550%, 9/15/2022, 144A	387,085
1,955,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	2,010,622
214,610	Exeter Automobile Receivables Trust, Series 2019-3A, Class A, 2.590%, 9/15/2022, 144A	215,191
13,405	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	13,420
765,375	Flagship Credit Auto Trust, Series 2020-2, Class A, 1.490%, 7/15/2024, 144A	772,439
1,008,566	Flagship Credit Auto Trust, Series 2020-3, Class A, 0.700%, 4/15/2025, 144A	1,011,310
595,000	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	602,379
1,604,317	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.640%, 5/15/2023, 144A	1,622,138
475,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	477,845
970,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.750%, 7/16/2024	988,187
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	509,969
1,475,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	1,507,524
1,170,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	1,194,748
189,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.520%, 6/21/2023	193,739
410,000	Honda Auto Receivables Owner Trust, Series 2020-1, Class A3, 1.610%, 4/22/2024	419,661
585,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	597,775
685,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	685,382
1,805,000	Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.380%, 12/16/2024	1,839,990
2,385,786	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class A, 1.370%, 10/15/2024, 144A	2,408,475
630,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	632,190
765,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	785,632

See accompanying notes to financial statements.	| 54

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$1,610,000	Toyota Auto Receivables Owner Trust, Series 2017-C, Class A4, 1.980%, 12/15/2022	$1,625,566
1,255,000	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.910%, 7/17/2023	1,282,743
450,000	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3 MTN, 1.660%, 5/15/2024	459,765
670,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	682,591
875,213	United Auto Credit Securitization Trust, Series 2020-1, Class A, 0.850%, 5/10/2022, 144A	877,269
2,940,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A	2,951,519
765,000	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.590%, 7/15/2024	783,333

		32,674,474

	ABS Home Equity — 0.1%
670,033	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	683,178
328,976	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	332,395

		1,015,573

	ABS Other — 0.8%
1,157,884	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	1,162,315
430,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	436,287
508,438	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	527,566
805,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	834,802
963,086	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	973,731
1,873,015	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	1,874,348
726,484	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	731,564
1,820,571	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	1,869,066

		8,409,679

	ABS Student Loan — 0.6%
4,000,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	4,140,011
1,476,968	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	1,494,764
50,353	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 1.098%, 1/25/2039, 144A(b)	50,372

		5,685,147

55 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 29.1%
$6,958,761	Federal National Mortgage Association, Series 2014-M2, Class A2, 3.513%, 12/25/2023(a)	$7,452,181
1,073,383	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 1.110%, 11/25/2022(b)	1,074,105
528,586	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	536,702
5,843,579	Federal National Mortgage Association, Series 2020-M5, Class FA, 1-month LIBOR + 0.460%, 0.615%, 1/25/2027(b)	5,885,834
9,996,611	FHLMC Multifamily Structured Pass Through Certificates, Series KF74, Class AS, 1-month Average Compounded SOFR + 0.530%, 0.636%, 1/25/2027(b)	10,014,621
16,776,773	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AL, 1-month LIBOR + 0.700%, 0.857%, 2/25/2027(b)	16,928,682
22,065,756	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AS, 30-day Average SOFR + 0.900%, 1.006%, 2/25/2027(b)	22,090,249
31,425,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AL, 1-month LIBOR + 0.800%, 0.957%, 3/25/2030(b)	31,483,105
31,425,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AS, 30-day Average SOFR + 1.000%, 1.106%, 3/25/2030(b)	31,480,654
7,720,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	8,374,062
8,515,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS12, Class A, 1-month LIBOR + 0.650%, 0.795%, 8/25/2029(b)	8,543,467
13,445,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	15,173,134
4,072,659	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,100,711
3,762,218	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	3,825,660
5,946,941	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,095,329
7,900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K034, Class A2, 3.531%, 7/25/2023(a)	8,506,754
7,835,000	FHLMC Multifamily Structured Pass Through Certificates, Series K035, Class A2, 3.458%, 8/25/2023(a)	8,437,949
7,500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.389%, 3/25/2024	8,164,247
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,945,833
2,003,141	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,062,362
8,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series KC06, Class A2, 2.541%, 8/25/2026	8,599,831
218,731	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 0.487%, 11/25/2021(b)	218,208
966,849	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 0.807%, 1/25/2023(b)	967,559
3,867,157	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 0.547%, 10/25/2025(b)	3,875,396

See accompanying notes to financial statements.	| 56

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$12,792,303	FHLMC Multifamily Structured Pass Through Certificates, Series KF72, Class A, 1-month LIBOR + 0.500%, 0.657%, 11/25/2026(b)	$12,865,684
4,854,372	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AL, 1-month LIBOR + 0.470%, 0.627%, 5/25/2030(b)	4,884,756
4,479,420	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AS, 30-day Average SOFR + 0.580%, 0.686%, 5/25/2030(b)	4,486,091
8,810,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AL, 1-month LIBOR + 0.440%, 0.588%, 6/25/2030(b)	8,820,532
4,950,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AS, 30-day Average SOFR + 0.510%, 0.616%, 6/25/2030(b)	4,956,047
3,319,783	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 0.517%, 6/25/2027(b)	3,336,414
2,489,837	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 0.506%, 6/25/2027(b)	2,491,403
1,890,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AL, 1-month LIBOR + 0.300%, 0.457%, 7/25/2030(b)	1,879,439
1,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AS, 30-day Average SOFR + 0.320%, 0.405%, 7/25/2030(b)	1,581,098
1,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AL, 1-month LIBOR + 0.300%, 0.457%, 8/25/2030(b)	1,855,000
4,945,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AS, 30-day Average SOFR + 0.330%, 0.415%, 8/25/2030(b)	4,945,000
130,159	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 0.317%, 9/25/2022(b)	130,145
175,887	FHLMC Multifamily Structured Pass Through Certificates, Series KI02, Class A, 1-month LIBOR + 0.200%, 0.357%, 2/25/2023(b)	175,842
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	11,541,077
1,010,973	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	1,029,284
2,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AL, 1-month LIBOR + 0.340%, 0.497%, 4/25/2030(b)	2,864,270
3,140,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AS, 30-day Average SOFR + 0.370%, 0.455%, 4/25/2030(b)	3,150,208
3,062,407	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 0.547%, 10/25/2045(b)	3,065,908
5,200,000	FNMA, 3.580%, 1/01/2026	5,845,966
122,936	Government National Mortgage Association, Series 2003-72, Class Z, 5.292%, 11/16/2045(a)	135,522
19,150	Government National Mortgage Association, Series 2003-88, Class Z, 5.443%, 3/16/2046(a)	20,735

		296,897,056

	Collateralized Mortgage Obligations — 18.2%
19,944	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year CMT – 0.200%, 0.250%, 5/15/2023(b)(c)(d)	19,559
16,095	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year CMT – 0.650%, 0.020%, 8/15/2023(b)(c)(d)	15,693

57 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$92,119	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)(d)	$101,509
753,592	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	853,742
1,174,747	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	1,356,692
570,126	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	641,867
941,301	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.797%, 6/15/2048(a)(e)	1,009,455
1,030,534	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.857%, 12/15/2036(a)(e)	1,116,114
544,002	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.252%, 6/15/2043(a)	561,252
904,919	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	1,051,638
4,437,605	Federal National Mortgage Association, Series 2012-58, Class KF, 1-month LIBOR + 0.550%, 0.698%, 6/25/2042(b)	4,487,383
6,697,537	Federal National Mortgage Association, Series 2012-83, Class LF, 1-month LIBOR + 0.510%, 0.658%, 8/25/2042(b)	6,758,217
9,587	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year CMT – 0.050%, 0.420%, 9/25/2022(b)(c)(d)	9,453
17,351	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year CMT – 0.500%, 0.170%, 4/25/2024(b)(c)(d)	16,895
7,338	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.346%, 8/25/2042(a)(c)(d)	7,854
261,333	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)(d)	272,649
546,894	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 0.235%, 7/25/2037(b)	537,945
946,258	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.502%, 8/25/2038(a)	1,016,863
2,573,473	Federal National Mortgage Association, REMIC, Series 2012-56, Class FK, 1-month LIBOR + 0.450%, 0.598%, 6/25/2042(b)	2,589,509
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 1.148%, 7/25/2043(b)	5,258,290
6,857,513	Federal National Mortgage Association, REMIC, Series 2015-4, Class BF, 1-month LIBOR + 0.400%, 0.548%, 2/25/2045(b)	6,889,255
12,055,310	Federal National Mortgage Association, Series 2020-35, Class FA, 1-month LIBOR + 0.500%, 0.656%, 6/25/2050(b)	12,166,544
7,004	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.943%, 3/25/2044(a)(c)(d)	8,334
429,446	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 2.219%, 10/25/2044(b)(c)(d)	439,498
3,663,238	Government National Mortgage Association, Series 2017-H05, Class FC, 1-month LIBOR + 0.750%, 0.905%, 2/20/2067(b)	3,706,098
4,066,430	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 0.580%, 8/20/2069(b)	4,062,624

See accompanying notes to financial statements.	| 58

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$5,621,586	Government National Mortgage Association, Series 2020-H02, Class FG, 1-month LIBOR + 0.600%, 0.755%, 1/20/2070(b)	$5,664,824
1,630,674	Government National Mortgage Association, Series 2005-18, Class F, 1-month LIBOR + 0.200%, 0.356%, 2/20/2035(b)	1,626,583
1,232,381	Government National Mortgage Association, Series 2007-59, Class FM, 1-month LIBOR + 0.520%, 0.676%, 10/20/2037(b)	1,239,382
513,811	Government National Mortgage Association, Series 2009-H01, Class FA, 1-month LIBOR + 1.150%, 1.306%, 11/20/2059(b)(c)(d)	515,600
1,041,679	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 0.485%, 10/20/2060(b)	1,039,197
857,993	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.505%, 10/20/2060(b)	856,183
482,787	Government National Mortgage Association, Series 2010-H27, Class FA, 1-month LIBOR + 0.380%, 0.535%, 12/20/2060(b)	482,171
54,039	Government National Mortgage Association, Series 2011- H20, Class FA, 1-month LIBOR + 0.550%, 0.705%, 9/20/2061(b)	54,203
684,851	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 0.605%, 2/20/2061(b)	685,251
52,458	Government National Mortgage Association, Series 2011-H08, Class FA, 1-month LIBOR + 0.600%, 0.755%, 2/20/2061(b)	52,642
82,857	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)(d)	84,624
38,129	Government National Mortgage Association, Series 2012-124, Class HT, 6.500%, 7/20/2032(a)(c)(d)	37,363
3,521,829	Government National Mortgage Association, Series 2012-18, Class FM, 1-month LIBOR + 0.250%, 0.406%, 9/20/2038(b)	3,519,768
1,901	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 0.605%, 5/20/2062(b)(c)(d)	1,883
659,506	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.675%, 8/20/2062(b)	660,908
1,925,883	Government National Mortgage Association, Series 2012-H20, Class PT, 1.011%, 7/20/2062(a)	1,923,599
141,595	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 0.655%, 10/20/2062(b)(c)(d)	140,959
47,800	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 0.655%, 12/20/2062(b)(c)(d)	47,408
2,727,952	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 0.505%, 3/20/2063(b)	2,723,992
1,826,736	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 0.555%, 3/20/2063(b)	1,825,645
310,859	Government National Mortgage Association, Series 2013-H14, Class FG, 1-month LIBOR + 0.470%, 0.625%, 5/20/2063(b)	311,155
6,772,653	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 0.780%, 4/20/2063(b)	6,746,653
4,597,451	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.664%, 7/20/2064(b)	4,602,343
3,409,553	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.655%, 7/20/2064(b)	3,418,735

59 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$2,805,598	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 0.625%, 2/20/2065(b)	$2,805,826
21,457	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 0.455%, 4/20/2061(b)(c)(d)	21,304
107,858	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)(d)	107,971
311,842	Government National Mortgage Association, Series 2015-H10, Class FC, 1-month LIBOR + 0.480%, 0.635%, 4/20/2065(b)	312,448
4,834,421	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	4,934,272
20,784	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 0.405%, 4/20/2065(b)(c)(d)	20,644
3,625,303	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 0.385%, 5/20/2065(b)	3,608,824
258,605	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 0.455%, 7/20/2065(b)(c)(d)	256,951
27,285	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 0.855%, 10/20/2065(b)(c)(d)	27,247
7,191	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 0.835%, 8/20/2061(b)(c)(d)	7,179
5,129,863	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.075%, 2/20/2066(b)	5,210,828
340,094	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 0.755%, 4/20/2066(b)	340,300
343,034	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 0.555%, 9/20/2063(b)(c)(d)	341,221
1,599,005	Government National Mortgage Association, Series 2016-H20, Class FB, 1-month LIBOR + 0.550%, 0.705%, 9/20/2066(b)	1,604,907
233,301	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 0.405%, 10/20/2067(b)	233,212
279,501	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.355%, 10/20/2064(b)	279,108
7,239,128	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 0.718%, 6/20/2068(b)	7,171,776
163,283	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 0.505%, 9/20/2068(b)	163,007
12,199,960	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	13,316,787
3,809,213	Government National Mortgage Association, Series 2020-30, Class F, 1-month LIBOR + 0.400%, 0.557%, 4/20/2048(b)	3,813,575
6,925,225	Government National Mortgage Association, Series 2020-53, Class NF, 1-month LIBOR + 0.450%, 0.607%, 5/20/2046(b)	6,916,097
5,952,533	Government National Mortgage Association, Series 2020-H04, Class FP, 1-month LIBOR + 0.500%, 0.655%, 6/20/2069(b)	5,971,167
12,684,567	Government National Mortgage Association, Series 2020-H07, Class FL, 1-month LIBOR + 0.650%, 0.806%, 4/20/2070(b)	12,728,532
14,164,359	Government National Mortgage Association, Series 2020-H10, Class FD, 1-month LIBOR + 0.400%, 0.556%, 5/20/2070(b)	14,006,653

See accompanying notes to financial statements.	| 60

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$6,538,268	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 2.036%, 1/20/2070(b)	$6,537,640
168,737	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 0.506%, 12/07/2020(b)	168,761
193,482	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 0.605%, 10/07/2020(b)	193,462
727,213	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 0.715%, 12/08/2020(b)	727,387
48,554	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 0.715%, 12/08/2020(b)	48,554

		185,091,643

	Hybrid ARMs — 3.9%
715,398	FHLMC, 12-month LIBOR + 1.761%, 2.536%, 9/01/2035(b)	750,129
569,023	FHLMC, 1-year CMT + 2.220%, 2.595%, 7/01/2033(b)	573,044
148,887	FHLMC, 12-month LIBOR + 1.645%, 2.692%, 11/01/2038(b)	150,275
3,668,989	FHLMC, 12-month LIBOR + 1.841%, 2.786%, 1/01/2046(b)	3,789,881
432,085	FHLMC, 1-year CMT + 2.247%, 2.840%, 9/01/2038(b)	455,075
343,425	FHLMC, 6-month LIBOR + 1.685%, 3.136%, 6/01/2037(b)	344,910
465,175	FHLMC, 1-year CMT + 2.165%, 3.334%, 4/01/2036(b)	467,178
2,104,107	FHLMC, 1-year CMT + 2.248%, 3.392%, 3/01/2037(b)	2,219,486
224,138	FHLMC, 12-month LIBOR + 1.932%, 3.520%, 12/01/2034(b)	226,822
177,653	FHLMC, 12-month LIBOR + 1.833%, 3.523%, 11/01/2038(b)	181,109
213,205	FHLMC, 12-month LIBOR + 1.767%, 3.559%, 3/01/2038(b)	216,438
58,020	FHLMC, 12-month LIBOR + 1.744%, 3.593%, 12/01/2037(b)	58,429
138,580	FHLMC, 1-year CMT + 2.209%, 3.640%, 9/01/2038(b)	139,360
1,115,800	FHLMC, 12-month LIBOR + 1.894%, 3.640%, 9/01/2041(b)	1,168,801
212,880	FHLMC, 1-year CMT + 1.942%, 3.648%, 9/01/2038(b)	213,762
500,188	FHLMC, 1-year CMT + 2.245%, 3.732%, 3/01/2036(b)	529,999
806,361	FHLMC, 12-month LIBOR + 1.738%, 3.738%, 4/01/2037(b)	817,407
198,870	FHLMC, 1-year CMT + 2.250%, 3.759%, 2/01/2035(b)	210,448
210,298	FHLMC, 12-month LIBOR + 1.724%, 3.784%, 4/01/2037(b)	220,945
1,136,541	FHLMC, 1-year CMT + 2.254%, 3.791%, 2/01/2036(b)	1,197,868
803,164	FHLMC, 1-year CMT + 2.286%, 4.023%, 2/01/2036(b)	848,107
154,452	FHLMC, 12-month LIBOR + 2.180%, 4.180%, 3/01/2037(b)	156,176
61,920	FNMA, 6-month LIBOR + 1.558%, 1.963%, 2/01/2037(b)	63,802
910,061	FNMA, 12-month LIBOR + 1.595%, 2.313%, 9/01/2037(b)	948,446
171,078	FNMA, 12-month LIBOR + 1.560%, 2.340%, 8/01/2035(b)	172,072
501,459	FNMA, 12-month LIBOR + 1.703%, 2.453%, 8/01/2034(b)	508,485
141,105	FNMA, 1-year CMT + 2.145%, 2.480%, 9/01/2036(b)	144,321
354,833	FNMA, 1-year CMT + 2.223%, 2.499%, 8/01/2035(b)	356,426
356,547	FNMA, 12-month LIBOR + 1.657%, 2.537%, 8/01/2038(b)	360,095
540,438	FNMA, 6-month LIBOR + 1.540%, 2.542%, 7/01/2035(b)	559,156
400,790	FNMA, 12-month LIBOR + 1.637%, 2.619%, 7/01/2038(b)	408,491
1,004,037	FNMA, 1-year CMT + 2.273%, 2.648%, 6/01/2037(b)	1,059,498
513,511	FNMA, 1-year CMT + 2.287%, 2.676%, 6/01/2033(b)	514,662
112,014	FNMA, 12-month LIBOR + 1.801%, 2.796%, 7/01/2041(b)	112,989
62,447	FNMA, 1-year CMT + 2.440%, 2.815%, 8/01/2033(b)	62,901

61 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,349,310	FNMA, 1-year CMT + 2.177%, 2.974%, 12/01/2040(b)	$1,416,773
1,293,309	FNMA, 1-year CMT + 2.173%, 3.019%, 11/01/2033(b)	1,355,997
2,635,243	FNMA, 1-year CMT + 2.201%, 3.021%, 10/01/2034(b)	2,768,339
236,367	FNMA, 12-month LIBOR + 1.679%, 3.059%, 11/01/2036(b)	247,448
1,281,545	FNMA, 12-month LIBOR + 1.586%, 3.067%, 4/01/2037(b)	1,336,513
819,982	FNMA, 12-month LIBOR + 1.597%, 3.128%, 7/01/2035(b)	853,543
508,293	FNMA, 1-year CMT + 2.160%, 3.180%, 6/01/2036(b)	535,159
195,211	FNMA, 1-year CMT + 2.185%, 3.307%, 12/01/2034(b)	195,428
281,745	FNMA, 1-year CMT + 2.137%, 3.328%, 9/01/2034(b)	295,668
311,171	FNMA, 12-month LIBOR + 2.473%, 3.348%, 6/01/2035(b)	315,231
978,275	FNMA, 12-month LIBOR + 1.732%, 3.362%, 9/01/2037(b)	1,030,090
679,207	FNMA, 6-month LIBOR + 2.169%, 3.437%, 7/01/2037(b)	720,284
255,520	FNMA, 12-month LIBOR + 1.650%, 3.502%, 10/01/2033(b)	266,296
388,526	FNMA, 12-month LIBOR + 1.609%, 3.572%, 4/01/2037(b)	393,147
232,503	FNMA, 1-year CMT + 2.287%, 3.574%, 10/01/2033(b)	234,120
349,703	FNMA, 1-year CMT + 2.213%, 3.594%, 4/01/2034(b)	354,733
1,550,919	FNMA, 1-year CMT + 2.224%, 3.639%, 4/01/2034(b)	1,625,498
183,540	FNMA, 1-year CMT + 2.500%, 3.681%, 8/01/2036(b)	195,854
163,634	FNMA, 1-year CMT + 2.188%, 3.688%, 4/01/2033(b)	164,484
149,448	FNMA, 12-month LIBOR + 1.731%, 3.697%, 11/01/2035(b)	156,612
1,234,974	FNMA, 12-month LIBOR + 1.800%, 3.740%, 10/01/2041(b)	1,289,157
463,327	FNMA, 12-month LIBOR + 1.765%, 3.765%, 2/01/2037(b)	465,916
46,319	FNMA, 12-month LIBOR + 1.754%, 3.795%, 1/01/2037(b)	47,021
163,166	FNMA, 12-month LIBOR + 1.800%, 3.800%, 3/01/2034(b)	171,786
1,072,143	FNMA, 12-month LIBOR + 1.797%, 3.800%, 3/01/2037(b)	1,132,677
351,756	FNMA, 12-month LIBOR + 1.800%, 3.800%, 12/01/2041(b)	353,771
422,569	FNMA, 1-year CMT + 2.185%, 3.810%, 1/01/2036(b)	439,241
1,003,998	FNMA, 12-month LIBOR + 1.820%, 3.820%, 2/01/2047(b)	1,069,449
200,400	FNMA, 1-year CMT + 2.501%, 4.191%, 5/01/2035(b)	211,791

		39,849,019

	Mortgage Related — 2.6%
39,774	FHLMC, 3.000%, 10/01/2026	41,820
297,896	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	324,396
126,438	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	133,490
37,375	FHLMC, 5.500%, 10/01/2023	38,813
4,660	FHLMC, COFI + 1.250%, 5.923%, 10/01/2020(b)	4,662
11,369	FHLMC, COFI + 1.250%, 5.955%, 11/01/2020(b)	11,362
185,155	FHLMC, 6.500%, 12/01/2034	214,565
96	FHLMC, 7.500%, 6/01/2026	104
107,675	FNMA, 3.000%, 3/01/2042	117,285
1,010,937	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	1,161,537
423,864	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	467,668
244,414	FNMA, 6.000%, with various maturities from 2021 to 2022(f)	252,716
157,283	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	177,095
52,848	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	58,542
2,343,330	GNMA, 1-month LIBOR + 1.741%, 1.878%, 2/20/2061(b)	2,437,572
1,836,235	GNMA, 1-month LIBOR + 1.890%, 2.068%, 2/20/2063(b)	1,908,719

See accompanying notes to financial statements.	| 62

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$2,200,215	GNMA, 1-month LIBOR + 2.158%, 2.339%, 3/20/2063(b)	$2,281,846
748,273	GNMA, 1-month LIBOR + 2.247%, 2.426%, 6/20/2065(b)	805,903
747,210	GNMA, 1-month LIBOR + 2.279%, 2.457%, 5/20/2065(b)	804,010
1,073,504	GNMA, 1-month LIBOR + 2.353%, 2.533%, 2/20/2063(b)	1,123,460
256,549	GNMA, 3.916%, 3/20/2063(a)	259,587
185,713	GNMA, 4.005%, 12/20/2062(a)	189,728
148,172	GNMA, 4.071%, 2/20/2063(a)	149,861
769,072	GNMA, 4.085%, 6/20/2063(a)	789,489
236,831	GNMA, 4.111%, 11/20/2062(a)	239,946
23,853	GNMA, 4.140%, 12/20/2061(a)	26,173
82,287	GNMA, 4.284%, 4/20/2063(a)	87,966
13,372	GNMA, 4.326%, 8/20/2061(a)	14,939
9,736	GNMA, 4.411%, 8/20/2062(a)	10,373
3,253,361	GNMA, 4.475%, 10/20/2065(a)	3,667,269
373,702	GNMA, 4.578%, 7/20/2063(a)	411,310
1,730,142	GNMA, 4.599%, 2/20/2066(a)	1,910,216
2,030,139	GNMA, 4.624%, 3/20/2064(a)	2,209,901
25,000	GNMA, 4.630%, with various maturities from 2061 to 2062(a)(f)	25,636
305,564	GNMA, 4.637%, 1/20/2064(a)	335,841
13,825	GNMA, 4.644%, 2/20/2062(a)	14,498
14,317	GNMA, 4.652%, 4/20/2061(a)	14,709
1,708,734	GNMA, 4.670%, 11/20/2063(a)	1,871,960
1,236,809	GNMA, 4.684%, 5/20/2064(a)	1,350,194
64,803	GNMA, 4.700%, with various maturities from 2061 to 2062(a)(f)	68,673
12,330	GNMA, 4.720%, 3/20/2061(a)	12,374
9,327	GNMA, 6.000%, 12/15/2031	10,901
36,503	GNMA, 6.500%, 5/15/2031	43,345
44,045	GNMA, 7.000%, 10/15/2028	49,608

		26,130,062

	Non-Agency Commercial Mortgage-Backed Securities — 1.6%
1,595,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,749,338
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,271,135
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,624,743
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,582,111
1,270,480	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,285,398
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,301,145
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,087,116
3,279,464	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.622%, 11/15/2027, 144A(b)	2,346,202

		16,247,188

63 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 31.1%
$14,485,000	U.S. Treasury Note, 0.125%, 5/31/2022	$14,483,868
26,535,000	U.S. Treasury Note, 0.125%, 9/30/2022	26,533,964
18,650,000	U.S. Treasury Note, 0.250%, 6/30/2025	18,643,443
12,500,000	U.S. Treasury Note, 0.250%, 9/30/2025	12,486,328
47,425,000	U.S. Treasury Note, 0.375%, 4/30/2025	47,704,734
4,600,000	U.S. Treasury Note, 0.500%, 3/31/2025	4,653,367
20,945,000	U.S. Treasury Note, 1.250%, 7/31/2023	21,593,804
19,720,000	U.S. Treasury Note, 1.625%, 8/31/2022	20,284,639
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,699,590
12,480,000	U.S. Treasury Note, 1.750%, 7/15/2022	12,842,700
12,605,000	U.S. Treasury Note, 1.750%, 9/30/2022	13,012,693
1,755,000	U.S. Treasury Note, 1.875%, 4/30/2022	1,803,400
11,470,000	U.S. Treasury Note, 2.000%, 2/15/2025	12,348,620
6,000,000	U.S. Treasury Note, 2.125%, 5/15/2022	6,194,531
6,915,000	U.S. Treasury Note, 2.250%, 1/31/2024	7,391,757
3,340,000	U.S. Treasury Note, 2.250%, 10/31/2024	3,616,202
67,520,000	U.S. Treasury Note, 2.875%, 10/31/2023	73,137,875
9,955,000	U.S. Treasury Note, 2.875%, 7/31/2025	11,201,708

		316,633,223

	Total Bonds and Notes (Identified Cost $912,317,179)	928,633,064

Short-Term Investments — 6.3%
11,570,000	Federal Home Loan Bank Discount Notes, 0.020%, 10/07/2020(g)	11,569,884
7,210,647	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $7,210,647 on 10/01/2020 collateralized by $7,355,500 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $7,354,926 including accrued interest (Note 2 of Notes to Financial Statements)	7,210,647
4,315,000	U.S. Treasury Bills, 0.065%, 10/01/2020(g)	4,315,000
6,900,000	U.S. Treasury Bills, 0.070%, 10/08/2020(g)	6,899,914
12,015,000	U.S. Treasury Bills, 0.080%, 12/10/2020(g)	12,012,781
12,055,000	U.S. Treasury Bills, 0.085%-0.105%, 11/05/2020(g)(h)	12,053,975
10,030,000	U.S. Treasury Bills, 0.098%, 10/29/2020(g)	10,029,279

	Total Short-Term Investments (Identified Cost $64,091,772)	64,091,480

	Total Investments — 97.5% (Identified Cost $976,408,951)	992,724,544
	Other assets less liabilities — 2.5%	25,771,220

	Net Assets — 100.0%	$1,018,495,764

See accompanying notes to financial statements.	| 64

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(c)	Fair valued by the Fund's adviser. At September 30, 2020, the value of these securities amounted to $2,501,798 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $38,040,534 or 3.7% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

65 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2020

Treasuries	31.1%
Agency Commercial Mortgage-Backed Securities	29.1
Collateralized Mortgage Obligations	18.2
Hybrid ARMs	3.9
ABS Car Loan	3.2
Mortgage Related	2.6
Other Investments, less than 2% each	3.1
Short-Term Investments	6.3

Total Investments	97.5
Other assets less liabilities	2.5

Net Assets	100.0%

See accompanying notes to financial statements.	| 66

Statements of Assets and Liabilities

September 30, 2020

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$23,797,082	$311,166,119	$976,408,951
Net unrealized appreciation (depreciation)	(85,094)	8,029,068	16,315,593

Investments at value	23,711,988	319,195,187	992,724,544
Cash	24,894,158	—	—
Due from brokers (Note 2)	—	165,000	—
Receivable for Fund shares sold	—	1,870,525	3,399,642
Receivable from investment adviser (Note 6)	18,435	—	—
Receivable for securities sold	—	777,428	32,969,877
Dividends and interest receivable	204,468	1,283,074	2,606,410
Prepaid expenses (Note 8)	—	31	101

TOTAL ASSETS	48,829,049	323,291,245	1,031,700,574

LIABILITIES
Payable for securities purchased	23,891,979	5,058,705	11,569,961
Payable for Fund shares redeemed	—	423,733	599,773
Payable for variation margin on futures contracts (Note 2)	—	8,342	—
Distributions payable	—	—	154,251
Management fees payable (Note 6)	—	55,259	268,765
Deferred Trustees’ fees (Note 6)	43	135,821	401,775
Administrative fees payable (Note 6)	30	11,305	35,734
Payable to distributor (Note 6d)	—	2,517	12,954
Other accounts payable and accrued expenses	18,717	81,201	161,597

TOTAL LIABILITIES	23,910,769	5,776,883	13,204,810

NET ASSETS	$24,918,280	$317,514,362	$1,018,495,764

NET ASSETS CONSIST OF:
Paid-in capital	$25,002,998	$301,049,850	$1,033,300,396
Accumulated earnings (loss)	(84,718)	16,464,512	(14,804,632)

NET ASSETS	$24,918,280	$317,514,362	$1,018,495,764

67 |	See accompanying notes to financial statements.

Statements of Assets and Liabilities (continued)

September 30, 2020

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$997	$19,961,686	$296,216,546

Shares of beneficial interest	100	1,816,111	25,677,422

Net asset value and redemption price per share	$9.97	$10.99	$11.54

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.41	$11.48	$11.81

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$997	$668,120	$19,628,212

Shares of beneficial interest	100	60,640	1,700,515

Net asset value and offering price per share	$9.97	$11.02	$11.54

Class N shares:
Net assets	$24,915,289	$3,307,406	$11,035,494

Shares of beneficial interest	2,500,000	301,234	953,928

Net asset value, offering and redemption price per share	$9.97	$10.98	$11.57

Class Y shares:
Net assets	$997	$293,577,150	$691,615,512

Shares of beneficial interest	100	26,717,982	59,761,112

Net asset value, offering and redemption price per share	$9.97	$10.99	$11.57

See accompanying notes to financial statements.	| 68

Statements of Operations

For the Year Ended September 30, 2020

	Credit Income Fund(a)	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$5	$6,439,435	$14,708,731
Dividends	724	—	—

	729	6,439,435	14,708,731

Expenses
Management fees (Note 6)	287	666,934	3,080,893
Service and distribution fees (Note 6)	—	58,913	989,793
Administrative fees (Note 6)	30	117,918	390,053
Trustees’ fees and expenses (Note 6)	180	42,137	95,181
Transfer agent fees and expenses (Notes 6 and 7)	12	192,428	738,991
Audit and tax services fees	18,000	51,986	56,323
Custodian fees and expenses	—	22,668	39,991
Legal fees (Note 8)	—	6,801	21,469
Registration fees	100	88,735	136,052
Shareholder reporting expenses	130	19,289	57,114
Miscellaneous expenses (Note 8)	338	31,634	45,581

Total expenses	19,077	1,299,443	5,651,441
Fee/expense recovery (Note 6)	—	—	13,326
Less waiver and/or expense reimbursement (Note 6)	(18,722)	(175,130)	(1,425)

Net expenses	355	1,124,313	5,663,342

Net investment income	374	5,315,122	9,045,389

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on:
Investments	—	8,040,203	9,395,293
Futures contracts	—	897,346	—
Net change in unrealized appreciation (depreciation) on:
Investments	(85,094)	4,393,337	8,389,983
Futures contracts	—	127,503	—

Net realized and unrealized gain (loss) on investments and futures contracts	(85,094)	13,458,389	17,785,276

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(84,720)	$18,773,511	$26,830,665

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

69 |	See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Credit Income Fund	Intermediate Duration Bond Fund
	Period Ended September 30, 2020(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$374	$5,315,122	$5,737,366
Net realized gain on investments and futures contracts	—	8,937,549	5,241,457
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(85,094)	4,520,840	6,546,482

Net increase (decrease) in net assets resulting from operations	(84,720)	18,773,511	17,525,305

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(502,738)	(489,457)
Class C	—	(8,696)	(4,669)
Class N	—	(94,763)	(14,658)
Class Y	—	(6,108,309)	(5,477,745)

Total distributions	—	(6,714,506)	(5,986,529)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	25,003,000	64,275,136	62,370,471

Net increase in net assets	24,918,280	76,334,141	73,909,247
NET ASSETS
Beginning of the year	—	241,180,221	167,270,974

End of the year	$24,918,280	$317,514,362	$241,180,221

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

See accompanying notes to financial statements.	| 70

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$9,045,389	$10,657,761
Net realized gain (loss) on investments	9,395,293	(805,903)
Net change in unrealized appreciation (depreciation) on investments	8,389,983	23,250,762

Net increase in net assets resulting from operations	26,830,665	33,102,620

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,298,464)	(6,888,790)
Class C	(141,631)	(335,648)
Class N	(149,308)	(117,078)
Class Y	(8,468,385)	(9,249,815)

Total distributions	(13,057,788)	(16,591,331)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	211,874,926	54,497,302

Net increase in net assets	225,647,803	71,008,591
NET ASSETS
Beginning of the year	792,847,961	721,839,370

End of the year	$1,018,495,764	$792,847,961

71 |	See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout each period.

	Credit Income Fund—Class A
	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)(e)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	0.82%
Gross expenses(g)	125.79%
Net investment loss(g)	(0.82)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.	| 72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class C
	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)(e)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.57%
Gross expenses(g)	126.54%
Net investment loss(g)	(1.57)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

73 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

Credit Income Fund—Class N
Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,915
Net expenses(e)(f)	0.52%
Gross expenses(f)	27.91%
Net investment income(f)	0.55%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.	| 74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class Y
	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	0.57%
Gross expenses(f)	125.54%
Net investment loss(f)	(0.57)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

75 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.51	$9.97	$10.29	$10.52	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.25	0.22	0.17	0.20
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.12)	0.17

Total from Investment Operations	0.73	0.80	(0.09)	0.05	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.26)	(0.23)	(0.20)	(0.21)
Net realized capital gains	(0.05)	—	—	(0.08)	(0.03)

Total Distributions	(0.25)	(0.26)	(0.23)	(0.28)	(0.24)

Net asset value, end of the period	$10.99	$10.51	$9.97	$10.29	$10.52

Total return(b)(c)	7.06%	8.11%	(0.85)%	0.44%	3.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,962	$21,415	$19,149	$21,828	$19,327
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.72%	0.70%	0.72%	0.72%
Net investment income	1.78%	2.42%	2.17%	1.69%	1.89%
Portfolio turnover rate	123%	135%	152%	216%	151%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.	| 76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.54	$10.00	$10.30	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.17	0.13	0.10	0.01
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.13)	0.00	(b)

Total from Investment Operations	0.65	0.72	(0.18)	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.18)	(0.12)	(0.12)	(0.01)
Net realized capital gains	(0.05)	—	—	(0.08)	—

Total Distributions	(0.17)	(0.18)	(0.12)	(0.20)	(0.01)

Net asset value, end of the period	$11.02	$10.54	$10.00	$10.30	$10.53

Total return(c)(d)	6.27%	7.28%	(1.71)%	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$668	$467	$2	$3,225	$3,088
Net expenses(f)	1.40%	1.40%	1.40%	1.40%	1.40	%(g)
Gross expenses	1.46%	1.48%	1.45%	1.48%	1.56	%(g)
Net investment income	1.00%	1.64%	1.31%	0.95%	0.86	%(g)
Portfolio turnover rate	123%	135%	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

77 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.50	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.17
Net realized and unrealized gain (loss)	0.54	0.45

Total from Investment Operations	0.76	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.19)
Net realized capital gains	(0.05)	—

Total Distributions	(0.28)	(0.19)

Net asset value, end of the period	$10.98	$10.50

Total return(b)	7.39%	6.19	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,307	$3,546
Net expenses(d)	0.35%	0.35	%(e)
Gross expenses	0.43%	0.42	%(e)
Net investment income	2.09%	2.54	%(e)
Portfolio turnover rate	123%	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.	| 78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.51	$9.97	$10.29	$10.52	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.27	0.25	0.20	0.22
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.13)	0.18

Total from Investment Operations	0.75	0.82	(0.06)	0.07	0.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.28)	(0.26)	(0.22)	(0.24)
Net realized capital gains	(0.05)	—	—	(0.08)	(0.03)

Total Distributions	(0.27)	(0.28)	(0.26)	(0.30)	(0.27)

Net asset value, end of the period	$10.99	$10.51	$9.97	$10.29	$10.52

Total return(b)	7.33%	8.38%	(0.60)%	0.69%	3.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$293,577	$215,752	$148,119	$154,668	$139,398
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.48%	0.45%	0.47%	0.47%
Net investment income	2.01%	2.67%	2.43%	1.93%	2.11%
Portfolio turnover rate	123%	135%	152%	216%	151%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

79 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.34		$11.09		$11.32	$11.51	$11.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.15		0.11	0.08	0.11
Net realized and unrealized gain (loss)	0.25		0.34		(0.13)	(0.09)	0.00 (b)

Total from Investment Operations	0.36		0.49		(0.02)	(0.01)	0.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.24)		(0.21)	(0.18)	(0.17)

Net asset value, end of the period	$11.54		$11.34		$11.09	$11.32	$11.51

Total return(c)	3.19%		4.42%		(0.17)%	(0.04)%	0.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$296,217		$308,186		$328,475	$336,227	$442,671
Net expenses	0.78	%(d)	0.80%		0.80%	0.80%	0.77%
Gross expenses	0.78%		0.80%		0.80%	0.80%	0.77%
Net investment income	0.93%		1.31%		1.02%	0.67%	0.96%
Portfolio turnover rate	319	%(e)	527	%(e)	157%	126%	109%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(e)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.	| 80

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.35		$11.10		$11.33	$11.52	$11.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		0.06		0.03	(0.01)	0.02
Net realized and unrealized gain (loss)	0.24		0.34		(0.13)	(0.08)	0.00 (b)

Total from Investment Operations	0.26		0.40		(0.10)	(0.09)	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.15)		(0.13)	(0.10)	(0.08)

Net asset value, end of the period	$11.54		$11.35		$11.10	$11.33	$11.52

Total return(c)	2.34%		3.64%		(0.91)%	(0.79)%	0.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,628		$22,142		$23,341	$43,319	$73,027
Net expenses	1.53	%(d)	1.55%		1.55%	1.55%	1.52%
Gross expenses	1.53%		1.55%		1.55%	1.55%	1.52%
Net investment income (loss)	0.18%		0.57%		0.24%	(0.09)%	0.21%
Portfolio turnover rate	319	%(e)	527	%(e)	157%	126%	109%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(e)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

81 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.37		$11.12		$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.19		0.15	0.05
Net realized and unrealized gain (loss)	0.26		0.33		(0.14)	0.08	(b)

Total from Investment Operations	0.40		0.52		0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.27)		(0.25)	(0.16)

Net asset value, end of the period	$11.57		$11.37		$11.12	$11.36

Total return(c)	3.53%		4.77%		0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,035		$5,272		$3,176	$1,900
Net expenses(e)	0.45	%(f)	0.46%		0.46%	0.47	%(g)
Gross expenses	0.46%		0.48%		0.48%	0.50	%(g)
Net investment income	1.20%		1.65%		1.37%	0.64	%(g)
Portfolio turnover rate	319	%(h)	527	%(h)	157%	126	%(i)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
(i)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.	| 82

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.38		$11.13		$11.36	$11.55	$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.17		0.14	0.11	0.14
Net realized and unrealized gain (loss)	0.25		0.34		(0.13)	(0.09)	0.00 (b)

Total from Investment Operations	0.38		0.51		0.01	0.02	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.26)		(0.24)	(0.21)	(0.20)

Net asset value, end of the period	$11.57		$11.38		$11.13	$11.36	$11.55

Total return	3.35%		4.67%		0.09%	0.22%	1.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$691,616		$457,248		$366,847	$360,322	$411,898
Net expenses	0.53	%(c)	0.55%		0.55%	0.55%	0.52%
Gross expenses	0.53%		0.55%		0.55%	0.55%	0.52%
Net investment income	1.11%		1.55%		1.26%	0.92%	1.20%
Portfolio turnover rate	319	%(d)	527	%(d)	157%	126%	109%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

83 |	See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2020

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Credit Income Fund (the “Credit Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Credit Income Fund commenced operations on September 29, 2020 via contributions to the Fund by Natixis Investment Managers, LLC (“Natixis”) and affiliates of $25,003,000.

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares of Credit Income Fund and Intermediate Duration Bond Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for 10 years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as

| 84

Notes to Financial Statements (continued)

September 30, 2020

the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

85 |

Notes to Financial Statements (continued)

September 30, 2020

or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by the Funds were fair valued as follows:

Fund	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Intermediate Duration Bond Fund	$7,685	Less than 0.1%
Limited Term Government and Agency Fund	2,501,798	0.2%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual

| 86

Notes to Financial Statements (continued)

September 30, 2020

basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of

87 |

Notes to Financial Statements (continued)

September 30, 2020

the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

| 88

Notes to Financial Statements (continued)

September 30, 2020

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2020.

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, premium amortization, futures contract mark-to-market and paydown gains and losses.

89 |

Notes to Financial Statements (continued)

September 30, 2020

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, dividends payable, paydown gains and losses and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Intermediate Duration Bond Fund	$6,686,899	$27,607	$6,714,506	$5,986,529	$—	$5,986,529
Limited Term Government and Agency Fund	13,057,788	—	13,057,788	16,591,331	—	16,591,331

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

| 90

Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$377	$7,557,084	$324,433
Undistributed long-term capital gains	—	1,063,542	—

Total undistributed earnings	377	8,620,626	324,433

Capital loss carryforward:
Long-term:
No expiration date	—	—	(30,539,386)

Total capital loss carryforward	—	—	(30,539,386)

Unrealized appreciation (depreciation)	(85,095)	7,979,707	15,966,347

Total accumulated earnings (losses)	$(84,718)	$16,600,333	$(14,248,606)

Capital loss carryforward utilized in the current year	$—	$—	$5,297,261

As of September 30, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$23,797,083	$311,215,480	$976,758,197

Gross tax appreciation	$17,618	$8,562,102	$19,094,186
Gross tax depreciation	(102,713)	(582,395)	(3,127,839)

Net tax appreciation (depreciation)	$(85,095)	$7,979,707	$15,966,347

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

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default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, Intermediate Duration Bond Fund and Limited Term Government and Agency Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Securities Lending.  Intermediate Duration Bond Fund and Limited Term Government and Agency Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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l.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

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September 30, 2020

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Credit Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$23,398,602	$—	$23,398,602
Preferred Stocks
Banking	126,622	—	—	126,622
Food & Beverage	—	186,764	—	186,764

Total Preferred Stocks	126,622	186,764	—	313,386

Total	$126,622	$23,585,366	$—	$23,711,988

(a)	Details of the major categories of the Fund's investments are reflected within the Portfolio of Investments.

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Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$392,365	$3,643	(b)	$396,008
Collateralized Mortgage Obligations	—	6,558,443	4,042	(b)	6,562,485
All Other Bonds and Notes(a)	—	305,351,117	—		305,351,117

Total Bonds and Notes	—	312,301,925	7,685		312,309,610

Short-Term Investments	—	6,885,577	—		6,885,577

Total Investments	—	319,187,502	7,685		319,195,187

Futures Contracts (unrealized appreciation)	27,507	—	—		27,507

Total	$27,507	$319,187,502	$7,685		$319,222,694

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(14,348)	$—	$—		$(14,348)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$182,589,845	$2,501,798	(b)	$185,091,643
All Other Bonds and Notes(a)	—	743,541,421	—		743,541,421

Total Bonds and Notes	—	926,131,266	2,501,798		928,633,064

Short-Term Investments	—	64,091,480	—		64,091,480

Total	$—	$990,222,746	$2,501,798		$992,724,544

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2020

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$660,000	$—	$—	$—	$—
ABS Home Equity	16,609	—	(53)	596	—
Collateralized Mortgage Obligations	—	—	(223)	352	—

Total	$676,609	$—	$(276)	$948	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
ABS Car Loan	$—	$—	$(660,000)	$—	$—
ABS Home Equity	(13,509)	—	—	3,643	—
Collateralized Mortgage Obligations	(19,582)	23,495	—	4,042	352

Total	$(33,091)	$23,495	$(660,000)	$7,685	$352

A debt security valued at $660,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2020. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2020 this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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A debt security valued at $23,495 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$1,744,293	$—	$(220,975)	$233,933	$635,051

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Collateralized Mortgage Obligations	$(6,090,654)	$6,200,150	$—	$2,501,798	$211,625

Debt securities valued at $6,200,150 were transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Intermediate Duration Bond Fund used during the period include futures contracts.

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Notes to Financial Statements (continued)

September 30, 2020

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2020, Intermediate Duration Bond Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$27,507

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(14,348)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$897,346

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$127,503

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

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The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2020:

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	8.63%
Highest Notional Amount Outstanding	10.58%
Lowest Notional Amount Outstanding	7.91%
Notional Amount Outstanding as of September 30, 2020	7.91%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$165,000	$165,000

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Notes to Financial Statements (continued)

September 30, 2020

5.  Purchases and Sales of Securities.  For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Credit Income Fund	$861,014	$—	$22,936,069	$—
Intermediate Duration Bond Fund	126,439,297	115,589,112	262,167,673	208,106,677
Limited Term Government and Agency Fund	2,396,433,481	2,470,976,424	398,722,091	64,212,759

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Over $500 million
Credit Income Fund	0.4200%	0.4200%
Intermediate Duration Bond Fund	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3250%	0.3000%

Prior to July 1, 2020, Limited Term Government and Agency Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

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Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, except for Intermediate Duration Bond Fund, which is in effect until January 31, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2020 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Credit Income Fund	0.82%	1.57%	0.52%	0.57%
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.75%	1.50%	0.45%	0.50%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Limited Term Government and Agency Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended September 30, 2020, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Credit Income Fund	$287	$287	$—	0.42%	—%
Intermediate Duration Bond Fund	666,934	173,820	493,114	0.25%	0.18%
Limited Term Government and Agency Fund	3,080,893	—	3,080,893	0.35%	0.35%

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2021.

In addition, Loomis Sayles reimbursed non-class specific expenses of Credit Income Fund in the amount of $18,431. Expense reimbursements are subject to possible recovery until September 30, 2021.

For the year ended September 30, 2020, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Limited Term Government and Agency Fund	$13,326

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A		Class C		Class C
Credit Income Fund	$—	[1]	$—	[1]	$—	[1]
Intermediate Duration Bond Fund	53,217		1,424		4,272
Limited Term Government and Agency Fund	770,258		54,884		164,651

[1]	Less than $1.

For the year ended September 30, 2020, Natixis Distribution refunded Limited Term Government and Agency Fund $1,420 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Credit Income Fund	$30
Intermediate Duration Bond Fund	117,918
Limited Term Government and Agency Fund	390,053

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide

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September 30, 2020

recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$180,962
Limited Term Government and Agency Fund	450,370

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$2,517
Limited Term Government and Agency Fund	12,954

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2020 were as follows:

Fund	Commissions
Limited Term Government and Agency Fund	$63,379

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees

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receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

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September 30, 2020

g.  Affiliated Ownership.  As of September 30, 2020, the percentage of each Fund’s net assets owned by affiliates is as follows:

Credit Income Fund	Percentage of Net Assets
Natixis and Affiliates	100%

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.84%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.19%
Loomis Sayles Distribution	0.13%
Natixis Sustainable Future 2015 Fund	0.08%
Natixis Sustainable Future 2020 Fund	0.05%
Natixis Sustainable Future 2025 Fund	0.05%
Natixis Sustainable Future 2030 Fund	0.04%
Natixis Sustainable Future 2035 Fund	0.03%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2021, except for Credit Income Fund, which is in effect until January 31, 2022, and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Credit Income Fund	$4
Intermediate Duration Bond Fund	1,310
Limited Term Government and Agency Fund	1,425

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Notes to Financial Statements (continued)

September 30, 2020

i.  Payment by Affiliates.  For the year ended September 30, 2020, Loomis Sayles reimbursed Limited Term Government and Agency Fund $25,439 in connection with a trading error. This amount is included in realized gains in the Statement of Operations.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Credit Income Fund	$3	$3	$4	$2
Intermediate Duration Bond Fund	15,484	409	1,310	175,225
Limited Term Government and Agency Fund	261,787	18,560	1,425	457,219

8.  Line of Credit.  Intermediate Duration Bond Fund and Limited Term Government and Agency Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2020, neither Fund had borrowings under this agreement.

9.  Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid

107 |

Notes to Financial Statements (continued)

September 30, 2020

amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Intermediate Duration Bond Fund	5	74.66%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended September 30, 2020(a)
Credit Income Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class C
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

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Notes to Financial Statements (continued)

September 30, 2020

	Period Ended September 30, 2020(a)
Credit Income Fund	Shares	Amount
Class N
Issued from the sale of shares	2,500,000	$25,000,000

Net change	2,500,000	$25,000,000

Class Y
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Increase from capital share transactions	2,500,300	$25,003,000

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

11.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019(a)
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	324,729	$3,474,978	398,531	$4,099,679
Issued in connection with the reinvestment of distributions	46,350	490,629	47,051	480,510
Redeemed	(592,250)	(6,368,788)	(328,671)	(3,334,024)

Net change	(221,171)	$(2,403,181)	116,911	$1,246,165

Class C
Issued from the sale of shares	19,815	$211,443	43,629	$442,533
Issued in connection with the reinvestment of distributions	773	8,198	435	4,496
Redeemed	(4,252)	(45,689)	(3)	(26)

Net change	16,336	$173,952	44,061	$447,003

Class N
Issued from the sale of shares	8,686	$92,320	336,294	$3,517,593
Issued in connection with the reinvestment of distributions	8,959	94,763	1,393	14,658
Redeemed	(54,098)	(585,173)	—	—

Net change	(36,453)	$(398,090)	337,687	$3,532,251

Class Y
Issued from the sale of shares	12,426,531	$132,862,309	10,382,829	$104,956,223
Issued in connection with the reinvestment of distributions	557,209	5,914,095	500,421	5,110,711
Redeemed	(6,797,325)	(71,873,949)	(5,211,508)	(52,921,882)

Net change	6,186,415	$66,902,455	5,671,742	$57,145,052

Increase from capital share transactions	5,945,127	$64,275,136	6,170,401	$62,370,471

(a)	From commencement of operations on February 1, 2019 through September 30, 2019 for Class N shares.

109 |

Notes to Financial Statements (continued)

September 30, 2020

11.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,119,093	$93,051,564	6,604,468	$73,758,793
Issued in connection with the reinvestment of distributions	294,326	3,364,566	468,020	5,253,188
Redeemed	(9,910,542)	(113,643,142)	(9,509,963)	(106,560,526)

Net change	(1,497,123)	$(17,227,012)	(2,437,475)	$(27,548,545)

Class C
Issued from the sale of shares	1,390,000	$15,896,924	1,272,362	$14,195,722
Issued in connection with the reinvestment of distributions	8,812	100,557	21,420	240,567
Redeemed	(1,649,132)	(18,865,977)	(1,445,466)	(16,189,983)

Net change	(250,320)	$(2,868,496)	(151,684)	$(1,753,694)

Class N
Issued from the sale of shares	719,991	$8,232,916	351,754	$3,935,676
Issued in connection with the reinvestment of distributions	12,962	148,889	10,232	115,280
Redeemed	(242,561)	(2,793,313)	(183,979)	(2,066,729)

Net change	490,392	$5,588,492	178,007	$1,984,227

Class Y
Issued from the sale of shares	54,197,489	$624,437,973	26,296,159	$295,778,178
Issued in connection with the reinvestment of distributions	574,408	6,596,941	623,009	7,019,684
Redeemed	(35,196,219)	(404,652,972)	(19,697,925)	(220,982,548)

Net change	19,575,678	$226,381,942	7,221,243	$81,815,314

Increase from capital share transactions	18,318,627	$211,874,926	4,810,091	$54,497,302

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Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), Loomis Sayles Credit Income Fund and Loomis Sayles Limited Term Government and Agency Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of operation	Statements of changes in net assets
Loomis Sayles Intermediate Duration Bond Fund	For the year ended September 30, 2020	For the years ended September 30, 2020 and 2019
Loomis Sayles Credit Income Fund	For the period from September 29, 2020 (commencement of operations) to September 30, 2020	For the period from September 29, 2020 (commencement of operations) to September 30, 2020
Loomis Sayles Limited Term Government and Agency Fund	For the year ended September 30, 2020	For the years ended September 30, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

111 |

Report of Independent Registered Public

Accounting Firm

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Intermediate Duration Bond Fund	$27,607

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Credit Income Fund

113 |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired;	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

115 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

117 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

119 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20
Loomis Sayles Funds I	$442,185	$446,607	$3,035	$2,896	$89,924	$86,682	$—	$—

1.	Audit-related fees consist of:

2019 & 2020 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2019 & 2020 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2019 and 2020 were $92,959 and $89,578 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/18-9/30/19	10/1/19-9/30/20
Control Affiliates	$32,252	$1,646

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 23, 2020

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 23, 2020